Registration Nos.:  2-15184
                                                                    811-881
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   |  X  |

Pre-Effective Amendment No.                               |     |

Post-Effective Amendment No. 96                           |  X  |

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940|  X  |

Amendment No. 37                                          |  X  |

                            COLONIAL TRUST III
            (Exact Name of Registrant as Specified in Charter)

             One Financial Center, Boston, Massachusetts 02lll
                 (Address of Principal Executive Offices)

                               617-426-3750
           (Registrant's Telephone Number, including Area Code)

Name and Address
of Agent for Service                 Copy to
--------------------                 -------------------
Arthur O. Stern, Esq.                John M. Loder, Esq.
Colonial Management                  Ropes & Gray
 Associates, Inc.                    One International Place
One Financial Center                 Boston, Massachusetts 02110-2624
Boston, Massachusetts  02111

It is proposed that the filing will become effective (check appropriate box):

|         |     immediately upon filing pursuant to paragraph (b)

|   X     |     on February 28, 1996 pursuant to paragraph (b)

|         |     60 days after filing pursuant to paragraph (a)(1)

|         |     on February 28, 1996 pursuant to paragraph (a)(1) of Rule 485

|         |     75 days after filing pursuant to paragraph (a)(2)

|         |     on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

|         |     this post-effective amendment designates a new effective
                date for a previously filed post-effective amendment.

                     STATEMENT PURSUANT TO RULE 24F-2

The Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and on December 21, 1995, the Registrant filed the Rule 24f-2 Notice for the Registrant's most recent fiscal year ended October 31, 1995.

                       MASTER/FEEDER REPRESENTATION

This Registration Statement includes the Prospectus and Statement of Additional Information for the Colonial Global Utilities Fund, which uses a master fund/feeder fund structure. In accordance with SEC requirements, the master fund has executed this Registration Statement.


                       COLONIAL TRUST III


       Cross Reference Sheet (Colonial Growth Shares Fund)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; 12b-1 Plans;
                               Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable



February 28, 1996


COLONIAL GROWTH SHARES FUND


PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.


While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.


Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Growth Shares Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks long-term growth by investing primarily in middle capitalization equities.

The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


GS-01/729B-0196


The Fund offers two classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase. Class B shares automatically convert to Class A shares after approximately eight years.
See "How to Buy Shares."


Contents                                                  Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective
  and Cetain Risk Factors
How the Fund Measures its Performance
How the Fund is Managed
How the Fund Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plans
Organization and History

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund.
The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses

Shareholder Transaction Expenses(1)(2)

                                                     Class A           Class B
Maximum Initial Sales Charge Imposed on a
Purchase (as % of offering price)(3)                  5.75%            0.00%(5)

Maximum Contingent Deferred Sales Charge (as
% of offering price)(3)                               5.00%            1.00%(4)


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)  Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B shares, long-term Class B shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                              Class A            Class B

Management fee                0.50%              0.50%
12b-1 fees                    0.22               1.00
Other expenses                0.40               0.40
Total operating expenses      1.12%              1.90%


(6) Includes annualized service fee of 0.22%. The service fee rate will fluctuate but will not exceed 0.25%.

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return, and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                       Class A        Class B
Period:
                                   (7)       (8)
1 year                $68         $69       $19
3 years                91          90        60
5 years               116          123       103
10 years              186          202(9)    202(9)



(7)   Assumes redemption.
(8)   Assumes no redemption.
(9) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect
      Class A share expenses.


THE FUND'S FINANCIAL HISTORY (a)


The following schedule of financial highlights for a share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's, 1995 Annual Report and is incorporated by reference into the Statement of Additional Information.

                                                                                                              Period ended
                                                           Year ended October 31                               October 31
                                         1995                      1994                1993                      1992(b)
                                       Class A      Class B      Class A   Class B   Class A   Class B    Class A     Class B(c)
Net asset value - Beginning of
  period                                $14.020      $13.940      $15.240   $15.180   $13.830   $13.780    $14.240     $13.570
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                     0.174        0.065        0.096    (0.008)    0.110     0.001      0.066      (0.002)
Net realized and unrealized gain          3.326        3.317        0.275     0.288     2.240     2.244      0.074       0.212
  Total from Investment Operations        3.500        3.382        0.371     0.280     2.350     2.245      0.140       0.210
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
From net investment income               (0.165)      (0.067)      (0.071)     ---     (0.095)     ---      (0.093)       ---
From net realized gains                  (1.215)      (1.215)      (1.520)   (1.520)   (0.845)   (0.845)    (0.457)       ---
Total Distributions Declared to
  Shareholders                           (1.380)      (1.282)      (1.591)   (1.520)   (0.940)   (0.845)    (0.550)       ---
Net asset value - End of period         $16.140      $16.040      $14.020   $13.940   $15.240   $15.180    $13.830     $13.780
Total return(d)                           28.44%       27.50%        2.78%     2.12%    17.79%    16.99%      1.02%(f)   1.55%(f)
RATIOS TO AVERAGE  NET ASSETS
Expenses                                   1.12%(e)     1.90%(e)     1.22%     1.97%     1.19%     1.94%      1.19%(g)   1.94%(g)
Net investment income                      1.24%(e)     0.46%(e)     0.69%   (0.06)%     0.64%   (0.11)%      0.83%(g)   0.08%(g)
Portfolio turnover                           92%          92%         121%      121%       66%       66%        68%(g)     68%(g)
Net assets at end of period (000's)    $194,393      $75,283     $160,495   $53,218  $169,913   $41,989   $150,260    $26,364

(a)  Per share data was calculated using average shares outstanding method.
     For the period ended 1992, per share data was calculated using the SEC method.
(b)  The Fund changed its fiscal year end from March 31 to October 31 in 1992.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.
(f)  Not annualized
(g)  Annualized.

THE FUND'S FINANCIAL HISTORY (a) cont'd


                                                                                      Year ended March 31
                                                1992       1991       1990          1989          1988       1987       1986
                                              Class A    Class A    Class A       Class A       Class A    Class A    Class A
Net asset value - Beginning of
  period                                       $12.800    $12.010    $12.410       $12.050       $15.960    $13.860    $10.370
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.168      0.221      0.192         0.251         0.186      0.083      0.094
Net realized and unrealized gain(loss)           1.502      1.059      1.718         1.677        (0.727)     2.643      3.646
Total from Investment Operations                 1.670      1.280      1.910         1.928        (0.541)     2.726      3.740
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                      (0.183)    (0.210)    (0.220)       (0.230)       (0.195)    (0.090)    (0.250)
From net realized gains                         (0.047)    (0.280)    (2.090)       (1.338)       (3.174)    (0.536)      ---
Total Distributions Declared to
   Shareholders                                 (0.230)    (0.490)    (2.310)       (1.568)       (3.369)    (0.626)    (0.250)
Net asset value - End of period                $14.240    $12.800    $12.010       $12.410       $12.050    $15.960    $13.860
Total return(c)                                 13.24%     10.95%     15.57%        17.46%(d)     (2.27)%    20.63%     36.91%(d)
RATIOS TO AVERAGE NET ASSETS
Expenses                                         1.18%      1.03%      1.07%         1.22%(b)      1.00%      1.34%      1.25%(b)
Net investment income                            1.24%      1.94%      1.45%         2.02%(b)      1.41%      0.72%      0.85%(b)
Portfolio turnover                                 38%        37%        88%           86%          108%        37%        65%
Net assets at end of period (000's)          $149,341   $134,055   $129,244       $93,477       $91,926    $93,896    $83,777


(a) Per share data was calculated using average shares outstanding method during the period. For the years ended 1987, 1989 and 1991, per share data was calculated using the SEC method.
(b) Net of fees and expenses waived or borne by the Adviser which amounted to $0.007 and $0.005 per share and 0.55% and 0.04% of average net assets in 1989 and 1986, respectively.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in middle capitalization equities.

Middle capitalization equities are equity securities of companies with market equity capitalizations between $400 million and $8 billion as of the time of purchase by the Fund.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund may invest without limit in U.S. and other developed countries' common stocks and securities which are convertible into or carry the right to purchase common stock consisting of convertible preferred stock, convertible debt and warrants. The Adviser must determine that any non-U.S. security, and the underlying common stock of any convertible security, is comparable to stocks included in the S&P 500 Index in terms of liquidity and is a middle capitalization equity.


Under normal market conditions, the Fund may invest up to 15% of its total assets in U.S. and other developed country non-convertible debt and preferred stock. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, the Fund may invest all or any part of the Fund's assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit. The value of debt securities (and thus of Fund shares) usually fluctuates inversely to changes in interest rates. Current income earned by the Fund is incidental to achieving its investment objective. The Fund may invest up to 5% of its net assets in lower rated bonds which are rated lower than Baa by Moody's or BBB by S&P (including bonds holding the lowest ratings) or comparable unrated securities. Bonds rated Baa or BBB may have speculative characteristics and may be more adversely affected by changing economic conditions than are higher grade bonds. Lower rated bonds are considered speculative as to payment of principal and interest. See the Statement of Additional Information for more information.


Foreign Investments. Investments in foreign securities (both debt and equity) have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments. Foreign bonds in the lowest investment grade category are considered to be somewhat speculative as to the issuer's ability to pay and could be more adversely affected by unfavorable economic developments than bonds in higher categories.


Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell foreign currencies on a spot or forward basis. Such transactions will be entered into
(i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency value declines, it limits the potential gain from a currency's value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.



Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, commercial paper, treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


Borrowing of Money. The Fund may issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements.
Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser a fee of 0.60% of the Fund's net assets annually, adjusted upward or downward by 0.02% for each percentage point that the Fund's performance during the prior 12 months exceeds or lags the performance of the S&P 500 Index. The maximum adjustment (up or down) for any month shall not exceed 0.20%. The fee may be adjusted upward even if the Fund's net asset value declines. An annual fee of 0.75% or more would be higher than that paid by most mutual funds. For these services, the Fund paid the Adviser 0.50% of the Fund's average daily net assets for fiscal year 1995.


Daniel Rie, Senior Vice President and Director of the Adviser and head of the Equity Group, has managed the Fund and various other Colonial equity funds since 1986..


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange
(Exchange) each day the Exchange is open.     Securities listed on an
exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain, at least annually.


The Fund generally declares and pays distributions semi-annually in June and December. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested.
Each January information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.




Class A Shares. Class A shares are offered at net asset value, subject to a 0.15% annual service fee for shares outstanding prior to April 1, 1989, and 0.25% for outstanding shares issued thereafter, plus an initial or contingent deferred sales charge as follows:


                                       Initial Sales Charge
                                                         Retained
                                                       by Financial
                                                          Service
                                                           Firm
                                      as % of             as % of
                                Amount     Offering      Offering
Amount Purchased               Invested     Price          Price

Less than $50,000               6.10%       5.75%          5.00%
$50,000 to less than
 $100,000                       4.71%       4.50%          3.75%
$100,000 to less
 than $250,000                  3.63%       3.50%          2.75%
$250,000 to less
 than $500,000                  2.56%       2.50%          2.00%
$500,000 to less
 than $1,000,000                2.04%       2.00%          1.75%
$1,000,000 or  more             0.00%       0.00%          0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased     Commission
First $3,000,000        1.00%
Next $2,000,000         0.50%
Over $5,000,000         0.25% (1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.



The Colonial Asset Builder Program requires at least a $1,000 initial investment (maximum $4,000), a letter of intent to invest each month for 48 months an amount at least equal to 25% of the initial investment and reinvestment of all distributions. The sales charge is 5% of offering price (5.26% of amount invested) except if four investments are missed then the sales charge becomes 6% of offering price on all investments (6.38% of amount invested). The financial service firm receives 4% of the offering price.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee), and 0.25% attributed to outstanding shares issued thereafter and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


                        Contingent
       Years             Deferred
   After Purchase      Sales Charge
        0-1               5.00%
        1-2               4.00%
        2-3               3.00%
        3-4               3.00%
        4-5               2.00%
        5-6               1.00%
    More than 6           0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Purchases of $250,000 or more must be for Class A shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional
Information for more information.




Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."

Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                Colonial Investors Service Center, Inc.
                             P.O. Box 1722
                        Boston, MA  02105-1722
                            1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge.
The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.

HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values it shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLANS
Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.15% of the Fund's average net assets attributed to shares outstanding prior to April 1, 1989, and 0.25% of the Fund's average net assets attributed to outstanding shares issued thereafter.

The Fund also pays the Distributor an annual distribution fee of 0.75% of the average net assets attributed to its Class B shares. Because the Class B shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986.   The
Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.


Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:


Printed in U.S.A.

February 28, 1996



COLONIAL GROWTH SHARES FUND

PROSPECTUS


Colonial Growth Shares Fund seeks long-term growth by investing primarily in middle capitalization equities.


For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the February 28, 1996 Statement of Additional
Information.



FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED,
ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.


                       COLONIAL TRUST III


    Cross Reference Sheet (Colonial Federal Securities Fund)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; 12b-1 Plans;
                               Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable



February 28, 1996


COLONIAL FEDERAL SECURITIES FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Federal Securities Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828.
The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class D shares are offered at net asset value plus a small initial sales charge and, are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares".



Contents                                             Page
Summary of Expenses
The Fund's  Financial History
The Fund's  Investment  Objective
How the Fund  Pursues its  Objective and Certain
  Risk Factors
How the Fund  Measures its  Performance
How the Fund is  Managed
How the Fund  Values its  Shares
Distributions and Taxes
How to  Buy Shares
How to  Sell Shares
How to  Exchange Shares
Telephone Transactions
12b-1 Plans
Organization and History


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses(1) (2)

                                                                                    Class A     Class B      Class D
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)     4.75%       0.00%(5)     1.00%(5)
Maximum Contingent Deferred Sales Charge (as a % of offering price) (3)              1.00%(4)    5.00%        1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares." (2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.


(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.


(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."


(5) Because of the 0.75% distribution fee applicable to Class B and Class D shares, long-term Class B and Class D shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                             Class A            Class B          Class D
Management                    0.64%              0.64%            0.64%
12b-1 fees                    0.25               1.00             1.00
Other expenses                0.28               0.28             0.28
                              -----              -----            -----
Total operating expenses      1.17%              1.92%            1.92%
                              -----              -----            -----
                              -----              -----            -----


Example


The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


                   Class A           Class B                  Class D
Period:                             (6)       (7)          (6)       (7)

1 year              $ 59         $ 70      $  20       $  29      $  39
3 year                83           90         60          70         70 (9)
5 year               109          124        104         113        113
10 year              183          205(8)     205(8)      233        233


(6)    Assumes redemption at period end.
(7)    Assumes no redemption.
(8) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(9) Class D shares do not incur a contingent deferred sales on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY

The following schedule of financial highlights for a share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual
Report and is incorporated by reference into the Statement of Additional Information. The Fund adopted its current objective on November 30, 1994. The data presented below for the periods prior to November 30, 1994, represents operations under an earlier objective and policies.

                                                                          CLASS A
                                 ---------------------------------------------------------------------------------------------------
                                                                                                            Period
                                                                   Year ended                               ended     Year ended
                                                                   October 31                               Oct. 31  September 30
                                 ---------------------------------------------------------------------------------------------------
                                 1995     1994     1993      1992      1991     1990     1989       1988    1987(a)   1987   1986
                                 ----     ----     ----      ----      ----     ----     ----       ----    -------   ----   ----
Net asset value - Beginning of  $9.950  $11.460  $10.750   $10.800   $10.420  $11.330   $11.220    $11.130  $10.820 $12.660 $11.890
 period                         ------- -------- --------  --------  -------- --------  --------   -------- ------- -------- -----
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income            0.710    0.821    0.819     0.796     0.854    0.917    0.958      0.882    0.075    0.844   1.007
Net realized and unrealized
 gain (loss)                     0.907   (1.560)   0.739     0.157     0.671   (0.627)   0.352      0.407   0.365   (1.204)   1.263
                                 ------  -------   ------    ------    ------  -------   ------     ------  ------  -------   -----

 Total from Investment
  Operations                     1.617   (0.739)   1.558     0.953     1.525    0.290    1.310     1.289    0.440   (0.360)   2.270
                                 ------  -------   ------    ------    ------   ------   ------   ------    ------  -------   -----

LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
From net investment income      (0.709)  (0.771)  (0.781)   (0.796)   (0.854)  (0.917)  (0.958)   (0.916)  (0.070)  (0.830)  (1.030)
From net realized gains         (0.028)      ---  (0.067)      ---       ---      ---      ---    (0.129)  (0.060)  (0.650)  (0.470)
From capital paid in(b)             ---      ---      ---   (0.207)   (0.291)  (0.283)  (0.242)   (0.154)      ---     ---      ---
                                    ---      ---      ---   -------   -------  -------  -------   -------      ---
Total Distributions Declared to (0.737)  (0.771)  (0.848)   (1.003)   (1.145)  (1.200)  (1.200)   (1.199)  (0.130)  (1.480)  (1.500)
Shareholders                    -------  -------  -------   -------   -------  -------  -------   -------  -------  -------  -------
Net asset value - End of period $10.830   $9.950  $11.460   $10.750   $10.800  $10.420  $11.330   $11.220  $11.130  $10.820  $12.660
                                ========  ======= ========  ========  ======== ======== ========  ========  ======== ======= ======
Total return(c)                  16.82%  (6.57)%   14.94%     9.15%    15.33%    2.85%    12.42%    12.17%   1.17%   (3.52)%  20.04%
                                 ======  =======   ======     =====    ======    =====    ======    ======   =====   =======  ======
RATIOS TO AVERAGE NET ASSETS:
Expenses                         1.17%    1.16%     1.17%     1.24%     1.21%    1.16%     1.14%     1.13%   1.13%(d)  1.09%   1.10%
Net investment income            7.04%    7.80%     7.37%     7.36%     8.05%    8.55%     8.56%     7.90%   8.05%(d)  7.06%   8.02%
Portfolio turnover                171%     121%      252%       18%       11%       6%       55%       66%     87%(d)   140%    201%
Net assets at end of period
 (in millions)                  $1,201   $1,278   $1,736    $1,809    $2,028   $2,186    $2,675    $3,079   $3,640    $3,624 $2,804

----------------------

(a)   The Fund changed its fiscal year from September 30 to October 31, 1987.
(b) Because of differences between book and tax basis accounting, approximately $0.247, $0.315, $0.300, $0.272 and $0.055, respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Annualized.

                                                                                 CLASS B
                                                             ---------------------------------------------------
                                                                                 Year ended
                                                                                 October 31
                                                             ---------------------------------------------------
                                                                     1995       1994      1993     1992(a)
                                                                     ----       ----      ----     -------
Net asset value - Beginning of period                             $9.950      $11.460   $10.750     $10.730
                                                                  -------     --------  --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.633        0.741     0.737       0.286
Net realized and unrealized gain (loss)                            0.907       (1.560)    0.739       0.095
                                                                   ------      -------    ------      -----
Total from Investment Operations                                   1.540       (0.819)    1.476       0.381
                                                                   ------      -------    ------      -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        (0.632)      (0.691)   (0.706)     (0.286)
From net realized gains                                           (0.028)          ---   (0.060)         ---
From capital paid in(b)                                               ---          ---       ---     (0.075)
                                                                      ---          ---       ---     -------
Total Distributions Declared to Shareholders                      (0.660)      (0.691)   (0.766)     (0.361)
                                                                  -------      -------   -------     -------
Net asset value - End of period                                  $10.830       $9.950   $11.460     $10.750
                                                                 ========      =======  ========    =======
Total return(c)                                                    15.96%      (7.28)%    14.11%       3.47% (d)
                                                                   ======      =======    ======       =====
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                            1.92%        1.91%     1.92%       1.99% (e)
Net investment income                                               6.29%        7.05%     6.62%       6.61% (e)
Portfolio turnover                                                   171%         121%      252%         18%
Net assets at end of period (in                                   $79          $70       $68         $28
millions)

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.

(b) Because of differences between book and tax basis accounting, approximately $0.095 was a return of capital for federal income tax purposes.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


The Fund invests primarily in U.S. government securities and related when-issued commitments. U.S. government securities include: (1) U.S. Treasury obligations,
(2)  obligations   issued  or  guaranteed  by  U.S.   government   agencies  and
instrumentalities (Agencies) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury, (c) discretionary power of the U.S. government to purchase obligations of the Agencies or (d) the credit of the Agencies, (3) real estate mortgage investment conduits (REMICs), collateralized mortgage obligations (CMOs) and other mortgage-backed securities issued or guaranteed by an Agency, and (4) "when-issued" commitments relating to the foregoing.

The Fund may invest up to 35% of its total assets in REMICs, CMOs and other mortgage-backed securities not issued or guaranteed by an Agency but for which the underlying mortgages are guaranteed by an Agency. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy and may incur a loss.

The market value of debt securities will fluctuate with changing interest rates as will the Fund's net asset value per share.

Mortgage-backed securities evidence ownership in a pool of mortgage loans made by certain financial institutions and insured or guaranteed by the U.S. government or its Agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of which one (the Residual) is in the nature of equity. The Fund will not invest in any Residual class. The interest on the Residual Class involves the risk of loss of the entire value of the investment if the underlying mortgages are prepaid. Principal on pass-through mortgage-backed securities, REMICs or CMOs may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature, these investments may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

The Fund may invest in zero coupon securities (zeros) which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security, and certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from zeros on a
current   basis  and  may  have  to  sell   securities   to  generate  cash  for
distributions.

"When-issued" securities are contracts to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer's consummation of the transaction. The dealer's failure could deprive the Fund of advantageous yields. These contracts also involve the risk that the value of the underlying security may change prior to settlement. The Fund currently will not purchase securities more than 120 days before settlement.


The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades will be limited by certain Internal Revenue Code requirements. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains.


The Fund may also engage in so-called "mortgage dollar roll" transactions. In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver a new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Finally, the transaction costs may exceed the return earned by the Fund from the transaction.


For hedging purposes, the Fund may (1) buy or sell financial futures contracts (futures) and (2) purchase and write call and put options on futures and securities. A future creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although futures call for delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (sale) of a comparable contract. If the price of the initial sale of the future exceeds (or is less than) the price of the offsetting purchase, the Fund realizes a gain (or loss). Options on futures contracts operate in a similar manner to options on U.S. government securities, except that the position assumed is in the futures contract rather than in the U.S. government security. The Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different trading hours, (3) the possible absence of a liquid secondary market at any point in time, and (4) if the Adviser's prediction on interest rates is inaccurate, the Fund may be worse off than if it had not hedged.


Borrowing of Money. The Fund may issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, Treasury bills and repurchase agreements. Some or all of the Fund's assets may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and, constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.





Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and 1.00% on Class D shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distributions, annualized, by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information.


All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.64% of the Fund's average daily net assets for fiscal year 1995.



Leslie W. Finnemore, Vice President of the Adviser, has managed the Fund since 1993 and managed various other Colonial taxable fixed income funds since 1987.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.


The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.18% of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain at least annually.

The Fund's distributions may, to the extent they consist of interest from certain U.S. government securities, be exempt from certain state and local income taxes. Annually, shareholders are informed of the distribution sources to allow shareholders to determine what, if any, qualifies for exemption.

The Fund generally declares distributions daily and pays them monthly. To maintain a stable distribution rate, distributions may be fixed at rates consistent with the Adviser's long-term return expectations. At times the distributions may exceed the investment income available for distributions during the year which would cause a portion of the distributions to be a "return of capital" for federal income tax purposes. A return of capital reduces the shareholder's cost basis and is akin to a partial redemption of the investment (on which a sales charge may have been paid). There is no capital gain or loss realized upon such distribution unless the cumulative return of capital exceeds the shareholder's cost basis. If distributions are taken in additional shares, a return of capital distribution will have no impact on a shareholder's overall account.

Because of realized and unrealized losses during recent periods, the Fund expects to have sufficient capital loss carryforwards to offset any net capital gains that the Fund realizes in the near future. If the Fund realizes and distributes to shareholders capital gains that are so offset, those distributions will be taxable to shareholders as ordinary income. If the Fund were to retain rather than distribute the gains, the gains would not be taxable to the Fund or to shareholders.


Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.



The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50 and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value, subject to a 0.25% annual service fee, plus an initial or contingent deferred sales charge as follows:

                    ______Initial Sales Charge_______
                                                   Retained
                                                      by
                                                   Financial
                                                    Service
                                                    Firm as
                             _____as % of_____       % of
                             Amount      Offering   Offering
Amount Purchased             Invested    Price       Price
Less than $50,000              4.99%     4.75%       4.25%
$50,000 to less than
 $100,000                      4.71%     4.50%       4.00%
$100,000 to less than
 $250,000                      3.63%     3.50%       3.00%
$250,000 to less than
 $500,000                      2.56%     2.50%       2.00%
$500,000 to less than
 $1,000,000                    2.04%     2.00%       1.75%
$1,000,000 or more             0.00%     0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                    Commission
First  $3,000,000                     1.00%
Next $2,000,000                       0.50%
Over $5,000,000                       0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.



Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


                               Contingent
         Years                  Deferred
         After                   Sales
        Purchase                 Charge
          0-1                    5.00%
          1-2                    4.00%
          2-3                    3.00%
          3-4                    3.00%
          4-5                    2.00%
          5-6                    1.00%
      More than 6                0.00%


Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 0.75% annual distribution fee, a 0.25% annual service fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.



The Distributor pays financial service firms an initial commission of 1.85% on purchases of Class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.



General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class D shares. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 must be for Class A shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.


HOW TO EXCHANGE SHARES


Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Not all Colonial Funds offer Class D shares. Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.


Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.


TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling
1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLANS

Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.25% of the Fund's average net assets attributed to each Class of shares. The Fund also pays the Distributor an annual distribution fee of 0.75% of the average net assets attributed to its Class B and Class D shares. Because the Class B and Class D shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1986. The Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.


The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624



Your financial service firm is:
Printed in U.S.A


February 28, 1996


COLONIAL FEDERAL SECURITIES FUND

PROSPECTUS
Colonial Federal Securities Fund seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing in primarily U.S. government securities.


For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the February 28, 1996 Statement of Additional Information.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

COLONIAL
Mutual Funds
One Financial Center
Boston, Massachusetts  02111-2621
617-426-3750


                       COLONIAL TRUST III


            Cross Reference Sheet (The Colonial Fund-Class A, B and D)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; 12b-1 Plans;
                               Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable


February 28, 1996


THE COLONIAL FUND

Prospectus

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.



While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.




Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

The Colonial Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks primarily income and capital growth and, secondarily, capital preservation.

The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference.


                                                        TF-XX/XXX-0296



More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.




Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class D shares are offered at net asset value plus a small initial sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class B shares convert to Class A shares after approximately eight years. See "How to Buy Shares."





Contents                      Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment
Objectives
How the Fund Pursues Its
Objectives
  and Certain Risk Factors
How the Fund Measures its
  Performance
How the Fund is Managed
How the Fund Values Its
Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plans
Organization and History




FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED,
ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY  OF EXPENSES



Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class A, Class B and Class D shares of the Fund. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.



Shareholder Transaction Expenses (1)(2)
                                             Class A    Class B  Class D
Maximum Initial Sales Charge Imposed on a
Purchase (as a % of offering price)(3)        5.75%     0.00%(5)  1.00%(5)
Maximum Contingent Deferred Sales Charge (as
a % of offering price)(3)                     1.00%(4)  5.00%     1.00%




(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)  Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase.
     See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class D shares, long-term Class B and Class D shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.





Annual Operating Expenses  (as a % of average net assets)




              Class A   Class B  Class D

Management
fee              0.55%   0.55%   0.55%
12b-1 fees       0.23*   1.00    1.00
Other
expenses         0.38    0.38    0.38
                 ----    ----    ----
Total operating
expenses         1.16%   1.93%   1.93%
                 =====   =====   =====





* Fee  rate  will  fluctuate  but  will  not exceed 0.25%.



Example


The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Class A, Class B or Class D shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.





          Class A       Class B           Class D
Period:               (6)         (7)     (6)     (7)
1 year     $  69      $ 70      $ 20    $ 39    $ 29
3 years    $  92      $ 91      $ 61    $ 70    $70(9)
5 years    $ 118      $124      $104    $113    $113
10 years   $ 190      $205(8)   $205(8) $233    $233





(6) Assumes redemption at period end.
(7) Assumes no redemption.
(8) Class B shares convert to Class A shares after approximately 8 years; therefore years 9 and 10 reflect Class A share expenses.
(9) Class D shares do not incur a contingent deferred sales charge on redemptions made after one year.



THE FUND'S FINANCIAL HISTORY

The following schedules of financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual Report, and is incorporated by reference into the Statement of Additional Information. The Class A and Class B schedules have been restated to reflect the 3 for 1 split which occurred on December 10, 1993. No Class D shares had been issued as of October 31, 1995. Class Z shares are offered by a separate prospectus. See "How to Buy Shares."



                                                                         CLASS A
                                                                 Year Ended October 31
                                                   1995(a)    1994(a)  1993(a)(b)   1992(a)(b)   1991(a)(b)
Net asset value - Beginning of period              $8.060    $8.410      $7.390       $7.050       $5.700
                                                    -----     -----       -----        -----        -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.200     0.171       0.156        0.173        0.218
Net realized and unrealized gain (loss)             1.393    (0.116)      1.293        0.489        1.509
                                                    -----     -----       -----        -----        -----
  Total from Investment Operations                  1.593     0.055       1.449        0.662        1.727
                                                    -----     -----       -----        -----        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.212)   (0.160)     (0.147)      (0.185)      (0.222)
From net realized gain on investments              (0.501)   (0.245)     (0.282)      (0.137)      (0.155)
                                                    -----     -----       -----        -----        -----
  Total Distributions Declared to Shareholders     (0.713)   (0.405)     (0.429)      (0.322)      (0.377)
                                                    -----     -----       -----        -----        -----
Net asset value - End of period                    $8.940    $8.060      $8.410       $7.390       $7.050
                                                    =====     =====       =====        =====        =====
Total return(c)                                     21.72%     0.74%      20.21%        9.65%       31.23%
                                                    =====      =====      =====         =====       =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.16%     1.14%       1.10%        1.09%        1.06%
Net investment income                                2.43%     2.07%       1.94%        2.52%        3.35%
Portfolio turnover                                     66%       54%         14%          37%          36%
Net assets at end of period (000)                $667,611  $555,275    $520,706     $413,228     $366,808
_________________________________


(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                                                                       CLASS A
                                                                 Year Ended October 31
                                                  1990(b)   1989(b)   1988(b)   1987(b)   1986(b)

Net asset value - Beginning of period               $6.850    $6.320    $5.530    $6.450    $5.220
                                                     -----     -----     -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.256     0.270     0.299     0.216     0.283
Net realized and unrealized gain (loss)             (0.979)    0.768     0.944    (0.387)    1.397
                                                     -----     -----     -----     -----     -----
  Total from Investment Operations                  (0.723)    1.038     1.243    (0.171)    1.680
                                                     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.276)   (0.305)   (0.263)   (0.310)   (0.300)
From net realized gain on investments               (0.151)   (0.203)   (0.190)   (0.439)   (0.150)
                                                     -----     -----     -----     -----     -----
  Total Distributions Declared to Shareholders      (0.427)   (0.508)   (0.453)   (0.749)   (0.450)
                                                     -----     -----     -----     -----     -----
Net asset value - End of period                     $5.700    $6.850    $6.320    $5.530    $6.450
                                                     =====     =====     =====     =====     =====
Total return(c)                                    (11.17)%    17.16%    23.60%   (3.49)%    33.91%
                                                    =====      =====     =====     =====     =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.04%     0.97%     0.92%     0.97%     1.06%
Net investment income                                 4.05%     4.34%     4.92%     3.99%     4.70%
Portfolio turnover                                      41%       27%       27%       47%       48%
Net assets at end of period (000)                 $285,265  $319,419  $258,178  $240,971  $168,399
_________________________________


(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

THE FUND'S FINANCIAL HISTORY (CONT'D)

                                                                    CLASS B                            CLASS Z
                                                                                                       Period
                                                                                                        Ended
                                                              Year ended October 31                    October 31
                                                  1995(a)   1994(a) 1993(a)(b)     1992(a)(b)(c)      1995(a)(d)
Net asset value - Beginning of period             $8.050    $8.400    $7.390           $7.440          $8.780
                                                   -----     -----     -----            -----           -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.137     0.109     0.104            0.052           0.041
Net realized and unrealized gain (loss)            1.395    (0.111)    1.282           (0.044)          0.167
                                                   -----     -----     -----            -----           -----
  Total from Investment Operations                 1.532    (0.002)    1.386            0.008           0.208
                                                   -----     -----     -----            -----           -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.151)   (0.103)   (0.094)          (0.058)         (0.048)
From net realized gain on investments             (0.501)   (0.245)   (0.282)           0.000           0.000
                                                   -----     -----     -----            -----           -----
  Total Distributions Declared to Shareholders    (0.652)   (0.348)   (0.376)          (0.058)         (0.048)
                                                   -----     -----     -----            -----           -----
Net asset value - End of period                   $8.930    $8.050    $8.400           $7.390          $8.940
                                                   =====     =====     =====            =====           =====
Total return(e)                                    20.84%   (0.04)%    19.38%          (0.31)%(f)        2.02%(f)
                                                   =====     =====     =====            =====            =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.93%     1.89%     1.85%            1.84%(g)        0.93%(g)
Net investment income                               1.66%     1.32%     1.19%            1.77%(g)        2.66%(g)
Portfolio turnover                                    66%       54%       14%              37%             66%
Net assets at end of period (000)               $353,831  $264,122  $124,161          $15,582          $3,659
_________________________________


(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(d) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g)  Annualized.

Further performance information is contained in the Fund's Annual
Report to shareholders, which may be obtained without charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVES

The Fund seeks primarily income and capital growth and, secondarily, capital preservation.



HOW THE FUND PURSUES ITS OBJECTIVES AND CERTAIN RISK FACTORS



The Fund may invest without limit in U.S. stock exchange or NASDAQ NMS listed common stocks and foreign common stocks which, when purchased, meet the following quantitative standards which in the Adviser's judgment indicate above average financial soundness and high intrinsic value relative to price. The issuer of any such common stock must have net worth in excess of total debt, except for banking institutions and electric utilities, whose net worth must exceed 35% of total capitalization. In addition, each such common stock must also meet one of the following criteria:

1. Earnings yield equals or exceeds the average yield to maturity of the five most recently issued, actively traded long term U.S. government bonds; or

2. Dividend yield equals or exceeds 66% of the prevailing average yield to maturity of the five most recently issued, actively traded long term U.S. government bonds; or

3. Per share going concern value (as estimated by the Adviser) exceeds book value and market value. No purchases will be made based on this criterion if at the time more than 25% of the Fund's total market value of common stocks was purchased on this criterion.

Up to 5% of the Fund's net assets may be invested in common stocks not meeting any of the foregoing criteria at the time of purchase.

The Fund may also invest in debt securities, but currently intends to limit those investments to U.S. government and agency obligations (except for temporary or defensive investments). The market value of debt securities will fluctuate with changing interest rates; this could affect the value of Fund shares.

The portion of total assets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the foregoing criteria and the Adviser's judgment of the investment merit of common stocks relative to debt securities.

Foreign Investments. The Fund may invest without limit in common stocks traded or issued by companies located outside of the U.S. Foreign securities will subject the Fund to special considerations related to political, economic and legal conditions outside of the U.S. These considerations include the possibility of unfavorable currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Some foreign issuers are subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers.

The Fund may purchase foreign currencies on a spot or forward basis in conjunction with its investments in foreign securities and to hedge against fluctuations in foreign currencies. The precise matching of foreign currency exchange transactions and portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements which cannot be precisely forecast. Currency hedging does not eliminate fluctuations in the underlying prices of securities, but rather establishes a rate of exchange at some future point in time. Although hedging may lessen the risk of loss due to a decline in the value of the hedged currency, it tends to limit potential gain from increases in currency values.

Transactions in foreign securities include currency conversion costs. Brokerage and custodial costs may be higher for foreign securities than for U.S. securities. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.



Borrowing of Money. The Fund may issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.



Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.




The Fund may invest temporarily available cash in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Under a repurchase agreement, the Fund buys a security from a bank or dealer which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.



In periods of unusual market conditions, when the Adviser considers it appropriate, the Fund may invest all or any part of the Fund's assets in cash, U.S. government securities, high quality commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

The Statement of Additional Information describes other investment techniques that the Fund may use, but currently has no intention in the foreseeable future of using.



Other. The Fund may not always achieve its investment objectives. The Fund's investment objectives and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objectives. If there is a change in the investment objectives shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.




HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements.
Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and 1.00% on Class D shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.



Each Class's yield, which differs from total return because it does not consider change in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.



HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.



The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc., which is in turn an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.





The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.55% of the Fund's average daily net assets for fiscal year 1995.





Daniel Rie, Senior Vice President and Director of the Adviser and head of the Equity Group, has managed the Fund since 1993 and has managed various other Colonial equity funds since 1986.





The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.



Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES



Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.



DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain at least annually.



The Fund generally declares and pays income distributions quarterly. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders, but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.



HOW TO BUY SHARES



Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by it before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge. The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program or a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.



Class A Shares. Class A shares are offered at net asset value subject to a 0.15% annual service fee for shares issued prior to April 1, 1989, and a 0.25% annual service fee for shares issued thereafter, plus an initial or contingent deferred sales charge as follows:



                    Initial Sales Charge
                                    Retained
                                       by
                                    Financial
                   as a % of         Service
                                    Firm as %
                                       of
  Amount        Amount   Offering    Offering
Purchased      Invested   Price      Price

Less than       6.10%     5.75%      5.00%
 $50,000
$50,000 to
 less than
 $100,000       4.71%     4.50%      3.75%
$100,000 to
 less than
 $250,000       3.63%     3.50%      2.75%
$250,000 to
 less than
 $500,000       2.56%     2.50%      2.00%
$500,000 to
 less than
 $1,000,000     2.04%     2.00%      1.75%
$1,000,000
 or more        0.00%     0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased               Commission
First $3,000,000                 1.00%

Next $2,000,000                  0.50%

Over $5,000,000                  0.25% (1)

(1) Paid over 12 months but only
to the extent the shares remain
outstanding.



Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.



The Colonial Asset Builder Program requires at least a $1,000 initial investment (maximum $4,000), a letter of intent to invest each month for 48 months 25% of the initial investment and reinvestment of all distributions. The sales charge is 5% of the offering price (5.26% of amount invested) except if four investments are missed then the sales charge becomes 6% of offering price on all investments (6.38% of amount invested). The financial service firm receives 4% of the offering price.



Class B shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:



                Contingent
 Years After     Deferred
  Purchase     Sales Charge

      0-1          5.00%
      1-2          4.00%
      2-3          3.00%
      3-4          3.00%
      4-5          2.00%
      5-6          1.00%
  More than 6      0.00%


Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 0.75% annual distribution fee, a 0.25% annual service fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.



The Distributor pays financial service firms an initial commission of 1.85% on purchases of class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.





General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any), in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.



Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge avoid the distribution fee. Investments in Class B shares have 100% of the purchase price invested immediately. Investors investing for a relatively short period of time might consider Class D shares. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 or more must be for Class A shares. Consult your financial service firm.



The Fund also offers Class Z shares, which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) affiliates of the Adviser. Class Z shares have no initial or contingent deferred sales charge and no Rule 12b-1 fee. Otherwise, Class Z expenses are the same for Classes A, B and D.
Class Z shares may be exchanged at net asset value into the Class A shares of any other Colonial fund.



Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms that have made or may make significant sales. See the Statement of Additional
Information for more information.





Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced, or without an, initial or contingent deferred sales charge. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."






Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES



Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).



Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor. Stock power forms are available from your financial service firm, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                Colonial Investors Service Center, Inc.
                             P.O. Box 1722
                        Boston, MA  02105-1722
                            1-800-345-6611



Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.





General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.



HOW TO EXCHANGE SHARES



Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Not all Colonial funds offer Class D shares. Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.



Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.



Class B Shares. Exchanges of Class B shares are not be subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.





Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.



TELEPHONE TRANSACTIONS



All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders are not obligated to transact by telephone.







12b-1 PLANS



Under 12b-1 plans, the Fund pays the Distributor an annual service fee of 0.15% of the Fund's average net assets for shares outstanding prior to April 1, 1989, and 0.25% of the Fund's average net assets for shares issued thereafter.





The Fund also pays the Distributor an annual distribution fee not exceeding 0.75% of the average net assets attributed to its Class B and Class D shares. Because the Class B and Class D shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated if certain Internal Revenue Service rulings are rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.



ORGANIZATION AND HISTORY

The Fund was organized in 1986 as successor to a corporation organized in 1904. It is a series of the Trust, which is a Massachusetts business trust organized in 1986. The Fund represents the entire interest in a separate portfolio of the Trust.



The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing Trustees or approving a management contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.





Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.





The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.


Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA  02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA  02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA  02110-2624

Your financial service firm is:


Printed in U.S.A.





February 28, 1996



THE COLONIAL FUND


Prospectus


The Colonial Fund seeks primarily income and capital growth and, secondarily, capital preservation.



For more detailed information about the Fund call the Adviser at 1-800-248-2828 for the February 28, 1996 Statement of Additional
Information.



FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED,
ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.


                       COLONIAL TRUST III


            Cross Reference Sheet (The Colonial Fund-Class Z)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable


February 28, 1996



THE COLONIAL FUND

CLASS Z SHARES

Prospectus

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

The Colonial Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks primarily income and capital growth and, secondarily, capital preservation.

The Fund is managed by the Adviser, an investment adviser since 1931.



This Prospectus explains concisely what you should know before investing in the Class Z shares of the Fund.





                                                          TF-727B-0196



Class Z shares may be purchased only by (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) affiliates of the Adviser and its affiliates.



Read this Prospectus carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.





Contents                          Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objectives
How the Fund Pursues Its
 Objectives and Certain Risk
 Factors
How the Fund Measures Its
Performance
How the Fund is Managed
How the Fund Values Its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
Organization and History



FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED,
ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SUMMARY OF EXPENSES



Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in Class Z shares of the Fund. See "How the Fund is Managed" for a more complete description of the Fund's various costs and expenses.


Shareholder Transaction Expenses (1)(2)

Maximum Initial Sales Charge Imposed on a Purchase
 (as a % of offering price)                         0.00%
Maximum Contingent Deferred Sales Charge            0.00%
 (as a % of offering price)


(1)For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."


(2)Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.



Annual Operating Expenses (as a % of average net assets)




Management fee                             0.55%
12b-1 fee                                  0.00
Other expenses                             0.38
                                           ----
Total operating expenses                   0.93%
                                           ====



Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Class Z shares of the Fund for the periods specified, assuming a 5% annual return with or without redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


Period:
1 year                                     $  9
3 years                                    $ 30
5 years                                    $ 51
10 years                                   $114



THE FUND'S FINANCIAL HISTORY

The   following  schedules  of  financial  highlights  for   a   share
outstanding  throughout  each  period  have  been  audited  by   Price
Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual Report, and is incorporated by reference into the Statement of Additional Information. The Class A and  Class  B  schedules have been restated to reflect the  3 for 1  split
which  occurred  on  December  10, 1993.   The  information  presented
includes other classes of shares offered by the Fund.

                                                                        CLASS A

                                                                  Year Ended October 31
                                                   1995(a)   1994(a)  1993(a)(b)   1992(a)(b)   1991(a)(b)

Net asset value - Beginning of period              $8.060    $8.410      $7.390       $7.050       $5.700
                                                    -----     -----       -----        -----        -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.200     0.171       0.156        0.173        0.218
Net realized and unrealized gain (loss)             1.393    (0.116)      1.293        0.489        1.509
                                                    -----     -----       -----        -----        -----
  Total from Investment Operations                  1.593     0.055       1.449        0.662        1.727
                                                    -----     -----       -----        -----        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.212)   (0.160)     (0.147)      (0.185)      (0.222)
From net realized gain on investments              (0.501)   (0.245)     (0.282)      (0.137)      (0.155)
                                                    -----     -----       -----        -----        -----
  Total Distributions Declared to Shareholders     (0.713)   (0.405)     (0.429)      (0.322)      (0.377)
                                                    -----     -----       -----        -----        -----
Net asset value - End of period                    $8.940    $8.060      $8.410       $7.390       $7.050
                                                    =====     =====       =====        =====        =====
Total return(c)                                     21.72%     0.74%      20.21%        9.65%       31.23%
                                                    =====      =====      =====         =====       =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.16%     1.14%       1.10%        1.09%        1.06%
Net investment income                                2.43%     2.07%       1.94%        2.52%        3.35%
Portfolio turnover                                     66%       54%         14%          37%          36%
Net assets at end of period (000)                $667,611  $555,275    $520,706     $413,228     $366,808
_________________________________

(a) Per share data were calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                                                                    CLASS A


                                                               Year Ended October 31
                                                  1990(b)   1989(b)   1988(b)   1987(b)   1986(b)

Net asset value - Beginning of period               $6.850    $6.320    $5.530    $6.450    $5.220
                                                     -----     -----     -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.256     0.270     0.299     0.216     0.283
Net realized and unrealized gain (loss)             (0.979)    0.768     0.944    (0.387)    1.397
                                                     -----     -----     -----     -----     -----
  Total from Investment Operations                  (0.723)    1.038     1.243    (0.171)    1.680
                                                     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.276)   (0.305)   (0.263)   (0.310)   (0.300)
From net realized gain on investments               (0.151)   (0.203)   (0.190)   (0.439)   (0.150)
                                                     -----     -----     -----     -----     -----
  Total Distributions Declared to Shareholders      (0.427)   (0.508)   (0.453)   (0.749)   (0.450)
                                                     -----     -----     -----     -----     -----
Net asset value - End of period                     $5.700    $6.850    $6.320    $5.530    $6.450
                                                     =====     =====     =====     =====     =====
Total return(c)                                    (11.17)%    17.16%    23.60%   (3.49)%    33.91%
                                                    =====      =====     =====     =====     =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.04%     0.97%     0.92%     0.97%     1.06%
Net investment income                                 4.05%     4.34%     4.92%     3.99%     4.70%
Portfolio turnover                                      41%       27%       27%       47%       48%
Net assets at end of period (000)                 $285,265  $319,419  $258,178  $240,971  $168,399
_________________________________

(a) Per share data were calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

THE FUND'S FINANCIAL HISTORY (CONT'D)

                                                                  CLASS B                             CLASS Z
                                                                                                       Period
                                                                                                        Ended
                                                            Year ended October 31                    October 31
                                                 1995(a)   1994(a) 1993(a)(b)     1992(a)(b)(c)      1995(a)(d)
Net asset value - Beginning of period             $8.050    $8.400    $7.390           $7.440          $8.780
                                                   -----     -----     -----            -----           -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.137     0.109     0.104            0.052           0.041
Net realized and unrealized gain (loss)            1.395    (0.111)    1.282           (0.044)          0.167
                                                   -----     -----     -----            -----           -----
  Total from Investment Operations                 1.532    (0.002)    1.386            0.008           0.208
                                                   -----     -----     -----            -----           -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.151)   (0.103)   (0.094)          (0.058)         (0.048)
From net realized gain on investments             (0.501)   (0.245)   (0.282)           0.000           0.000
                                                   -----     -----     -----            -----           -----
  Total Distributions Declared to Shareholders    (0.652)   (0.348)   (0.376)          (0.058)         (0.048)
                                                   -----     -----     -----            -----           -----
Net asset value - End of period                   $8.930    $8.050    $8.400           $7.390          $8.940
                                                   =====     =====     =====            =====           =====
Total return(e)                                    20.84%   (0.04)%    19.38%          (0.31)%(f)       2.02%(f)
                                                   =====     =====     =====            =====           =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.93%     1.89%     1.85%            1.84%(g         0.93%(g)
Net investment income                               1.66%     1.32%     1.19%            1.77%(g         2.66%(g)
Portfolio turnover                                    66%       54%       14%              37%             66%
Net assets at end of period (000)               $353,831  $264,122  $124,161          $15,582          $3,659
_________________________________

(a) Per share data were calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(d) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) Annualized.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable without charge by calling 1-800-248-2828.



THE FUND'S INVESTMENT OBJECTIVES

The Fund seeks primarily income and capital growth and, secondarily, capital preservation.




HOW THE FUND PURSUES ITS OBJECTIVES AND CERTAIN RISK FACTORS



The Fund may invest without limit in U.S. stock exchange or NASDAQ NMS listed common stocks and foreign common stocks which, when purchased, meet the following quantitative standards which in the Adviser's judgment indicate above average financial soundness and high intrinsic value relative to price. The issuer of any such common stock must have net worth in excess of total debt, except for banking institutions and electric utilities, whose net worth must exceed 35% of total capitalization. In addition, each such common stock must also meet one of the following criteria:

1. Earnings yield equals or exceeds the average yield to maturity of the five most recently issued, actively traded long term U.S. government bonds; or

2. Dividend yield equals or exceeds 66% of the prevailing average yield to maturity of the five most recently issued, actively traded long term U.S. government bonds;
    or

3. Per share going concern value (as estimated by the Adviser) exceeds book value and market value. No purchases will be made based on this criterion if at the time more than 25% of the Fund's total market value of common stocks was purchased on this criterion.

Up to 5% of the Fund's net assets may be invested in common stocks not meeting any of the foregoing criteria at the time of purchase.

The Fund may also invest in debt securities, but currently intends to limit those investments to U.S. government and agency obligations (except for temporary or defensive investments). The market value of debt securities will fluctuate with changing interest rates; this could affect the value of Fund shares.

The portion of total assets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the foregoing criteria and the Adviser's judgment of the investment merit of common stocks relative to debt securities.

Foreign Investments. The Fund may invest without limit in common stocks traded or issued by companies located outside of the U.S. Foreign securities will subject the Fund to special considerations related to political, economic and legal conditions outside of the U.S. These considerations include the possibility of unfavorable currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Some foreign issuers are subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers.

The Fund may purchase foreign currencies on a spot or forward basis in conjunction with its investments in foreign securities and to hedge against fluctuations in foreign currencies. The precise matching of foreign currency exchange transactions and portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements which cannot be precisely forecast. Currency hedging does not eliminate fluctuations in the underlying prices of securities, but rather establishes a rate of exchange at some future point in time. Although hedging may lessen the risk of loss due to a decline in the value of the hedged currency, it tends to limit potential gain from increases in currency values.

Transactions in foreign securities include currency conversion costs. Brokerage and custodial costs may be higher for foreign securities than for U.S. securities. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.



Borrowing of Money. The Fund may issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.



Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.



The Fund may invest temporarily available cash in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Under a repurchase agreement, the Fund buys a security from a bank or dealer which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.



In periods of unusual market conditions, when the Adviser considers it appropriate, the Fund may invest all or any part of the Fund's assets in cash, U.S. government securities, high quality commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

The Statement of Additional Information describes other investment techniques that the Fund may use, but currently has no intention in the foreseeable future of using.



Other. The Fund may not always achieve its investment objectives. The Fund's investment objectives and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objectives. If there is a change in the investment objectives shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.



HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the net asset value at the end of the quarter. Performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.


HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.



The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. The Colonial Group, Inc. is the parent of Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which is in turn an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.





The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.55% of the Fund's average daily net assets for fiscal year 1995.





Daniel Rie, Senior Vice President and Director of the Adviser and head of the Equity Group, has managed the Fund since 1993 and has managed various other Colonial equity funds since 1986.





The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.



Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total net asset value attributable to Class Z shares by the number of Class Z shares outstanding. Shares are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain at least annually.



The Fund generally declares and pays income distributions quarterly. Distributions are invested in additional Class Z shares at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. To change your election, call the Transfer Agent for information.



Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by it before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value. Certificates will not be issued for Class Z shares. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.



Other Classes of Shares. In addition to Class Z shares, the Fund offers three other classes of shares through a separate Prospectus. Class A shares are offered at net asset value plus a maximum 5.75% sales charge imposed at the time of purchase, and are subject to an ongoing 0.25% annual Rule 12b-1 fee and a 1.00% contingent deferred sales charge on certain redemptions made within 18 months after purchase. Class B shares are offered at net asset value and are subject to a 1.00% annual Rule 12b-1 fee and a contingent deferred sales charge on redemptions made within six years after purchase. The contingent deferred sales charge is 5.00% on redemptions made in year one, and declines to zero after six years. Class B shares convert to Class A after approximately eight years. The maximum purchase amount allowed for Class B shares is $250,000. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 1.00% annual 12b-1 fee and a 1.00% contingent deferred sales charge on redemption made within one year after purchase. Purchases of more than $250,000 must be for Classes A or D. Purchases or more than $500,000 must be for Class A.



Other than the sales charges and Rule 12b-1 fees described above, the fees and expenses relating to Classes A, B and D are the same as those for Class Z shares.



Classes A, B and D are exchangeable into the same class of any other Colonial fund offering such class. Class Z shares are exchangeable into the Class Z shares of any other Colonial fund offering Class Z so long as the investor is eligible to purchase the Class Z shares of that fund. Class Z shares otherwise are exchangeable into the Class A shares of the other Colonial funds.



Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, anyone eligible to purchase Class Z shares should do so.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor. Stock power forms are available from your financial service firm, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                Colonial Investors Service Center, Inc.
                             P.O. Box 1722
                        Boston, MA  02105-1722
                            1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.



General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.




HOW TO EXCHANGE SHARES

The only other Colonial funds which currently offer Class Z shares are the Colonial Newport Tiger Fund and Colonial Small Stock Fund. Class Z shares may be exchanged at net asset value into the Class Z shares of any other Colonial fund offering Class Z so long as the investor is eligible to purchase the Class Z shares of that fund. Class Z shares otherwise are exchangeable at net asset value into the Class A shares of any other Colonial fund. If a Class Z shareholder exchanges into another Colonial fund and then exchanges back to the Fund, the latter exchange may be made into the Fund's Class Z shares only if the shareholder continues to own Class Z shares at the time. If not, the latter exchange will be made into Class A shares. Carefully read the prospectus of the fund into which you are exchanging before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders are not obligated to transact by telephone.






ORGANIZATION AND HISTORY



The Fund was organized in 1986 as successor to a corporation organized in 1904. It is a series of the Trust, which is a Massachusetts business trust organized in 1986. The Fund represents the entire interest in a separate portfolio of the Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing Trustees or approving a management contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information.




Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.





The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.



Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA  02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA  02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA  02110-2624

Your financial service firm is:


Printed in U.S.A.





February 28, 1996



THE COLONIAL FUND

CLASS Z SHARES


Prospectus


The Colonial Fund seeks primarily income and capital growth and, secondarily, capital preservation.



For more detailed information about the Fund call the Adviser at 1-800-248-2828 for the February 28, 1996 Statement of Additional
Information.




FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED,
ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.


                       COLONIAL TRUST III


 Cross Reference Sheet (Colonial Global Natural Resources Fund)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; 12b-1 Plans;
                               Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable


February 28, 1996


COLONIAL
GLOBAL NATURAL
RESOURCES FUND

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.


While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.


Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Global Natural Resources Fund (Fund), a non-diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks preservation of capital purchasing power and long-term growth.

The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


                                                                NR-01/733B-0196

The Fund offers two classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."



Contents                                              Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective
  and Certain Risk Factors
How the Fund  Measures its  Performance
How the Fund is  Managed
How the Fund  Values its  Shares
Distributions and  Taxes
How to  Buy  Shares
How to  Sell  Shares
How to  Exchange  Shares
Telephone  Transactions
12b-1  Plans
Organization and  History
Appendix


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses(1)(2)
                                                      Class A        Class B

Maximum Initial Sales Charge Imposed on a Purchase
  (as a % of offering price)(3)                        5.75%         0.00%(5)
Maximum  Contingent  Deferred  Sales Charge
  (as a % of offering price)(3)                        1.00%(4)      5.00%



(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."

(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)   Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(5) Because of the 0.75% distribution fee applicable to Class B shares, long-term Class B shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                                      Class A             Class B

Management fee                          0.75%             0.75%
12b-1 fees                              0.25              1.00
Other expenses                          0.66              0.66
                                      --------            ------
Total operating expenses                1.66  %           2.41 %
                                      ========            =====


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                       Class A                     Class B

Period:                                     (6)               (7)
1 year                  $  73            $  74             $  24
3 years                   107              105                75
5 years                   143              149               129
10 years                  243              256 (8)           256 (8)



(6)  Assumes redemption.
(7)  Assumes no redemption.
(8)  Class  B  shares   automatically   convert  to  Class  A  shares   after
     approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.


THE FUND'S FINANCIAL HISTORY (a)


The following schedule of financial highlights for a share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual
Report, and is incorporated by reference into the Statement of Additional Information.


                                                                               Year ended                        Period ended
                                                                               October 31                         October 31
                                                  ---------------------------------------------------------
                                                     1995                  1994                1993                 1992(b)
                                                     ----                  ----                ----                 -------
                                             Class A     Class B    Class A   Class B    Class A   Class B    Class A    Class B
                                             -------     -------    -------   -------    -------   -------    -------    -------
Net asset value - Beginning of period        $13.160    $13.110     $12.160   $12.130    $9.750    $9.720    $10.000     $10.000
                                             --------   --------     -------  --------   -------   -------   --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.102      0.009       0.114     0.019     0.099     0.018      0.042       0.012
Net realized and unrealized
gain (loss)                                   (0.496)    (0.489)      1.104     1.097     2.429     2.431     (0.292)     (0.292)
                                              -------    -------      ------    ------    ------    ------    -------     -------
      Total from Investment Operations        (0.394)    (0.480)      1.218     1.116     2.528     2.449     (0.250)     (0.280)
                                              -------    -------      ------    ------    ------    ------    -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                    (0.106)    (0.020)     (0.118)   (0.036)   (0.118)   (0.039)      ---          ---
From net realized gains                       (0.230)    (0.230)     (0.100)   (0.100)     ---       ---        ---          ---
                                              -------    -------     -------   -------     ---       ---        ---          ---
    Total Distributions Declared to           (0.336)    (0.250)     (0.218)   (0.136)   (0.118)   (0.039)      ---          ---
    Shareholders                              -------    -------     -------   -------   -------   -------      ---          ---
Net asset value - End of period              $12.430    $12.380     $13.160   $13.110   $12.160   $12.130     $9.750      $9.720
                                             ========   ========    ========  ========  ========  ========    =======     ======
Total return(c)                               (2.88)%    (3.56)%     10.14%     9.28%    26.20%    25.30%     (2.50)%(e)  (2.80)%(e)
                                              -------    -------      -----     -----    ------    ------     -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                       1.66%(d)   2.41%(d)    1.70%     2.45%     1.88%     2.63%      2.45% (f)   3.20% (f)
Net investment income                          0.82%(d)   0.07%(d)    0.90%     0.15%     0.92%     0.17%      1.07% (f)   0.32% (f)
Portfolio turnover                               65%        65%         15%       15%       14%       14%        89% (f)     89% (f)
Net assets at end of period (000)            $31,297    $20,931     $36,830   $22,458   $31,098    $7,179    $27,790      $4,444
---------------------------------


(A) Per share data was calculated using average shares outstanding method during the period.

(B)  The fund commenced investment operations on June 8, 1992.
(C) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(D) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.

(E)  Not annualized.
(F)  Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks preservation of capital purchasing power and long-term growth.


HOW THE FUND PURSUES ITS OBJECTIVE AND CETAIN RISK FACTORS


The Fund will normally invest at least 65% of total assets in foreign and domestic equity, equity equivalent and debt securities of companies that primarily own, explore, mine, process or otherwise develop natural resources or that supply goods and services to such companies (Natural Resources Securities). Natural resources generally include precious, ferrous, nonferrous and strategic metals as well as gems, hydrocarbons, timber, real property and agricultural commodities. The Fund will normally not invest more than 35% of total assets in debt securities. The value of debt securities fluctuates as a result of changing interest rates and this may affect the value of Fund shares. The emphasis given to each type of investment reflects the Adviser's expectation of its short- and long-term return and degree of risk. The Fund normally will hold securities principally traded, or issued by companies principally located, in at least three countries (which may include the U.S.).

The value of Natural Resources Securities will fluctuate with the market generally, as well as with the market for the underlying natural resource which may be affected by natural disasters, inflation and political instabilities. Certain natural resources are geographically concentrated and events in Europe, the Middle and Far East or Southern Africa may affect their value. The Fund may invest in less developed as well as more developed countries and in securities of smaller or less well established companies, possibly traded over-the-counter, as well as those of larger, more established companies traded on exchanges.

The Fund may, but presently does not intend to, invest directly in natural resource assets.

The Fund is a non-diversified mutual fund and, although it generally will not, it may invest more than 5% of its total assets in the securities of a single issuer, increasing the risk of loss as compared to a similar diversified mutual fund.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills, U.S. government securities and repurchase agreements. Some or all of the Fund's assets may be invested in such investments. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. While there is no limit on the Fund's investment in repurchase agreements, not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


Options and Futures. The Fund may purchase and write options. An option gives the purchaser of the option the right to buy, in the case of a call, or sell, in the case of a put, a security at the exercise price at any time prior to the expiration of the contract. The Fund will pay a premium when purchasing an option, which reduces the Fund's return on the underlying security if the option is exercised and results in a loss if the option expires unexercised. The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The total market value of securities to be delivered or acquired pursuant to such contracts will not exceed 5% of the Fund's total assets.

In addition, for hedging purposes the Fund may purchase and sell futures contracts and options on futures contracts. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. Although the contracts call for the delivery (or acceptance) of a specified instrument, the contracts are usually closed out before the settlement date through the purchase
(sale) of a comparable contract. If the price of the initial sale of the futures contract exceeds (or is less than) the price of the offsetting purchase, a gain (or loss) will be realized. Options on futures contracts operate in a similar manner to options on securities, except that the position assumed upon exercise is in the futures contracts rather than in the security. The Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on existing futures and related options positions would exceed 5% of the market value of the Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different trading hours, (3) the possible absence of a liquid secondary market at any point in time, and (4) if the Adviser's prediction on rates is inaccurate, the Fund may be worse off than if it had not hedged.


Foreign Investments. Investments in foreign securities have special risks related to political, economic and legal considerations outside of the U.S. As a result, the price of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.



Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell foreign currencies on a spot or forward basis. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.



Small Companies. The smaller, less well established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks. Some companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange listed securities of larger companies.



Lower Rated Bonds (commonly referred to as "junk bonds"). The Fund may purchase lower rated bonds, including bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. The lowest rating categories include bonds which are in default. Because these securities are regarded as predominantly speculative as to payments of principal and interest, the Fund will not purchase debt securities rated Ca by Moody's, CC by S&P or lower unless the Adviser believes the quality of such securities is higher than indicated by the rating.


Lower rated bonds are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated securities. Relative to comparable securities of high quality:


1.  The market price is likely to be more volatile because:

     a. An economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default;

     b. The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

     c. Existing or future legislation limits and may further limit (i) investment by certain institutions or (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and

     d. Certain lower rated bonds do not pay interest in cash on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

2. The Fund's achievement of its investment objective is more dependent on the Adviser's credit analysis.

3. Lower rated bonds are less sensitive to interest rate changes, but are more sensitive to adverse economic developments.



During the fiscal year ended October 31, 1995, the Fund had less than 2.00% of its total average annual assets invested in lower rated bonds.



Borrowing of Money. The Fund may issue senior securities only through borrowing of money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.



Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions from net investment income by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See
"Performance Measures" in the Statement of Additional Information for more information.


All performance information is historical and does not predict future results.


HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.



The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.75% of the Fund's average daily net assets for fiscal year 1995.



Susan Cordes, Vice President of the Adviser, has managed the Fund since 1993. Prior to 1993, Ms. Cordes was an Analyst and Assistant Vice President of the Adviser.



The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.



DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain, at least annually.


The Fund generally declares and pays distributions semi-annually. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at the net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January information on the amount and nature of distributions for the prior year is sent to shareholders.



HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.



The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.



Class A Shares. Class A shares are offered at net asset value, subject to a 0.25% annual service fee, plus an initial or contingent deferred sales charge as follows:


                                                Initial Sales Charge
                                       ---------------------------------
                                                              Retained
                                                                 by
                                                             Financial
                                                              Service
                                                              Firm as
                                             as % of            % of
                                      ---------------------
                                       Amount     Offering    Offering
Amount Purchased                       Invested   Price         Price
Less than $50,000                       6.10%      5.75%        5.00%
$50,000 to less than $100,000           4.71%      4.50%        3.75%
$100,000 to less than $250,000          3.63%      3.50%        2.75%
$250,000 to less than $500,000          2.56%      2.50%        2.00%
$500,000 to less than $1,000,000        2.04%      2.00%        1.75%
$1,000,000 or more                      0.00%      0.00%        0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased             Commission
First $3,000,000               1.00%
Next $2,000,000                0.50%
Over $5,000,000                0.25% (1)

(1)   Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.





Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:



            Years                    Contingent Deferred
         After Purchase                 Sales Charge

              0-1                           5.00%
              1-2                           4.00
              2-3                           3.00
              3-4                           3.00
              4-5                           2.00
              5-6                           1.00
              More than 6                   0.00

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Purchases of $250,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales.





Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.



General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive at least 60 days' written notice to increase the account value before the fee is deducted.


HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which, exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling
1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address or record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLANS


Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.25% of the Fund's average net assets attributed to each Class of shares. The Fund also pays the Distributor an annual distribution fee of 0.75% of the average net assets attributed to its Class B shares. Because the Class B shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. The Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.



Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.



                                    APPENDIX
                           Description of Bond Ratings

                                       S&P

AAA Indicates an extremely strong capacity to pay principal and interest.

AA Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA only in small degree.

A Strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Have an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category.

BB, B, CCC and CC Regarded, on balance as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest. While likely to have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C Income bonds on which no interest is being paid.

D In default, and payment of interest and/or principal is in arrears.

Plus (+) or minus (-) are modifiers relative to the standing within the major categories.

                                     Moody's

Aaa Best quality carrying the smallest degree of investment risk and generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of the issue.

Aa High quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Aa through B securities which possess the strongest investment attributes are designated by the symbol 1.

A Possess many of the favorable investment attributes and are to be considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Medium grade, neither highly protected nor poorly secured. Interest and principal payments appear adequate for the present but certain protective elements are lacking or may be characteristically unreliable over great lengths of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Judged to have speculative elements; their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds.

Caa Poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca Speculative in a high degree, often in default or having other major shortcomings.

C Lowest rated class of bonds. Can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]
Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:

Printed in U.S.A.


February 28, 1996


COLONIAL
GLOBAL NATURAL
RESOURCES FUND

PROSPECTUS

Colonial Global Natural Resources Fund seeks preservation of capital purchasing power and long-term growth.


For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the February 28, 1996 Statement of Additional Information.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.



                       COLONIAL TRUST III


       Cross Reference Sheet (Colonial Global Equity Fund)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; 12b-1 Plans;
                               Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable


February 28, 1996



COLONIAL GLOBAL
EQUITY FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


Colonial Global Equity Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), seeks long-term growth by investing primarily in global equities.

The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers two classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                                    Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective and
   Certain Risk Factors
How the Fund  Pursues its  Objective
How the Fund  Measures its  Performance
How the Fund is  Managed
How the Fund  Values its  Shares
Distributions and  Taxes
How to  Buy  Shares
How to  Sell  Shares
How to  Exchange  Shares
Telephone  Transactions
12b-1  Plans
Organization and  History


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses(1)(2)                Class A      Class B

Maximum initial sales charge imposed on a purchase
  (as a % of offering price) (3)                       5.75%        0.00%(5)
Maximum contingent deferred sales charge
  (as % of offering price) (3)                         1.00%(4)     5.00%



(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to S ell S hares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)  Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to B uy S hares."
(5) Because of the 0.75% distribution fee applicable to Class B shares, long-term Class B shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.



Annual Operating Expenses



                                            Class A          Class B


Management fee                                0.75%           0.75%
12b-1 fees                                    0.25            1.00
Other expenses                                0.61            0.61
                                              ----            ----
Total operating expenses                      1.61%           2.36%


Prior to August 1, 1995, the Adviser had voluntarily agreed to waive or bear certain Fund expenses in order to limit total operating expenses to 1.35% for Class A shares and 2.10% for Class B shares. Effective August 1, 1995, the expense limit of the Fund was changed to 1.40%. Amounts in the table reflect the aggregate operating expenses incurred by the Fund during the fiscal year ended October 31, 1995, adjusted to reflect the current expense limit of the Fund.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:
                         Class A                    Class B

Period:                                        (6)             (7)
1 year                   $  73             $   74           $   24
3 years                    105                104               74
5 years                    140                146              126
10 years                   238                251(8)           251(8)

(6)  Assumes redemption.
(7)  Assumes no redemption.
(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.






THE FUND'S FINANCIAL HISTORY


The following schedule of financial highlights for a share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual
Report and is incorporated by reference into the Statement of Additional Information.



                                                                                                              Period ended
                                                                           Year ended October 31(b)            October 31(b)

                                                      1995                1994               1993                1992(c)
                                               ------------------   --------------------------------------------------------
                                               Class A   Class B    Class A  Class B   Class A  Class B    Class A   Class B

Net asset value - Beginning of period          12.690    $12.630    $11.760  $11.720    $9.340   $9.310   $10.000    $10.000
                                               -------   --------   -------- --------   -------  -------  --------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                        0.167      0.076      0.170    0.077     0.182    0.104     0.088      0.059
Net realized and unrealized gain (loss)         0.735      0.735      0.969    0.959     2.461    2.447    (0.748)    (0.749)
                                                ------     ------     ------   ------    ------   ------   -------    -------
  Total from Investment Operations              0.902      0.811      1.139    1.036     2.643    2.551    (0.660)    (0.690)
                                                ------     ------     ------   ------    ------   ------   -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                     (0.198)    (0.107)    (0.166)  (0.083)   (0.223)  (0.141)     ---        ---
From net realized gains                        (0.944)    (0.944)    (0.043)  (0.043)     ---      ---       ---        ---
                                               -------    -------    -------  -------     ---      ---       ---        ---
  Total Distributions Declared to              (1.142)    (1.051)    (0.209)  (0.126)   (0.223)  (0.141)     ---        ---
                                               -------    -------    -------  -------   -------  -------     ---        ---
Shareholders
Net asset value - End of period               $12.450    $12.390    $12.690  $12.630   $11.760  $11.720    $9.340     $9.310
                                              ========   ========   ======== ========= ======== ========   =======    ======
Total return(d)(e)                              8.23%      7.43%      9.76%    8.88%    28.77%   27.70%    (6.59)%(g) (6.90)%(g)
                                                 ====      =====      =====    =====    ======   ======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Operating expenses                              1.36%(f)   2.11%(f)   1.25%    2.00%     1.25%    2.00%     1.25%(h)   2.00%(h)
Interest expense                                 ---        ---        ---      ---      0.01%    0.01%       ---         ---
Fees waived by the Adviser                      0.26%(f)   0.26%(f)   0.36%    0.36%     0.51%    0.51%     0.67%(h)   0.67%(h)
Net investment income                           1.40%      0.65%      1.38%    0.63%     1.75%    1.00%     2.25%(h)   1.50%(h)
Portfolio turnover                                74%        74%        52%      52%       58%      58%       14%(h)     14%(h)
Net assets at end of period (000)             $11,501     $59,131    $10,525  $63,139    $1,769  $40,837     $164     $32,099
---------------------------------
Net of fees and expenses waived or borne by the
  Adviser which amounted to                    $0.031       $0.031    $0.045   $0.045    $0.053   $0.053    $0.026    $0.02


Per share data was(calculated using average shares outstanding during the period.

The Fund commenced(investment operations on June 8, 1992.

Total return at netdasset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge. Had the Adviser notewaived or reimbursed a portion of expenses, total return would have been reduced. The benefits derived)from custody credits and directed brokerage arrangements had no impact. The prior years ratios are net of any benefits received, if any. Notgannualized. Annualized.



Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in global equities.


HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


The Fund has a flexible policy of investing in equity and debt securities of companies and governments of any nation.

Except for temporary defensive purposes, the Fund will invest at least 65% of its total assets in equity securities, for example common and preferred stocks or convertible debt, and at any time in issuers in at least three countries including the United States.


Foreign Investments. The Fund may invest without limit in securities traded outside of the U.S. Foreign securities will subject the Fund to special considerations related to political, economic and legal conditions outside of the U.S. These considerations include the possibility of unfavorable movements in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Some foreign issuers are subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers.


The Fund may purchase foreign currencies on a spot or forward basis in conjunction with its investments in foreign securities and to hedge against fluctuations in foreign currencies. The precise matching of foreign currency exchange transactions and portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements which cannot be precisely forecast. Currency hedging does not eliminate fluctuations in the underlying prices of securities, but rather establishes a rate of exchange at some future point in time. Although hedging may lessen the risk of loss due to a decline in the value of the hedged currency, it tends to limit potential gain from increases in currency values.

Transactions in foreign securities include currency conversion costs. Brokerage and custodial costs may be higher for foreign securities than for U.S. securities. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Futures. The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. Although a futures contract calls for the delivery (or acceptance) of a specified instrument, a futures contract is usually closed out before the settlement date through the purchase
(sale) of a comparable contract. If the price of the initial sale of the futures contract exceeds (or is less than) the price of the offsetting purchase, a gain (or loss) will be realized. Options on futures contracts operate in a similar manner to options on securities, except that the position assumed upon exercise is in the futures contracts rather than in the security. The Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on existing futures and related options positions would exceed 5% of the market value of the Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movements in one but not the other market because of different trading hours, (3) the possible absence of a liquid secondary market at any point in time, and (4) if the Adviser's prediction on rates or stock market movements is inaccurate, the Fund may be worse off than if it had not hedged.

Debt Securities. The Fund may invest in debt securities including U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds and Depository Receipts. The Fund will limit its purchases of debt securities to investment grade obligations (rated Baa or better by Moody's or similarly rated by other rating services) or non-rated debt obligations that the Adviser considers to be of comparable quality. Securities rated BBB/Baa and similar unrated securities have some speculative characteristics. See Appendix I to the Statement of Additional Information for a description of the ratings. The market values of debt securities will fluctuate with changing interest rates and will affect the Fund's net asset value per share.

Investing in Other Investment Companies. The Fund may invest in closed-end investment companies commonly referred to as "country funds". The Fund's investment in other investment companies is limited in amount by the Investment Company Act of 1940, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


Small Companies. The Fund may invest in smaller, less well established companies which may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Securities of smaller companies trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.



Borrowing of Money. The Fund may issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.


Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills and repurchase agreements. Some or all of the Fund's assets may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and, constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collaterialzed. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


In periods of unusual market conditions, when the Adviser considers it appropriate, the Fund may invest all or any part of the Fund's assets in cash, U.S. government securities, high quality commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

The Fund may sell securities short against the box but will not do so if, as a result, more than 15% of its total assets is committed as collateral.

The Statement of Additional Information describes other investment techniques that the Fund may use, but currently has no intention in the foreseeable future of using.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula, and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B shares. Other total returns differ from average annual total return only in that they may relate to different time periods, represent aggregate as opposed to average annual total return, and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distributions, annualized, by the maximum offering price of that Class, at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.



The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.49% of the Fund's average daily net assets for fiscal year 1995.



Daniel Rie, Senior Vice President and Director of the Adviser and head of the Equity Group, has co-managed the Fund since June, 1995 and has managed various other Colonial equity funds since 1986.



Susan Cordes, Vice President of the Adviser, has co-managed the Fund since June, 1995 and has managed various other Colonial equity funds since 1993. Prior to 1993, Ms. Cordes was an Analyst and Assistant Vice President of the Adviser.


Peter Wiley, Assistant Vice President of the Adviser, has co-managed the Fund since June, 1995. Prior to co-managing the Fund, Mr. Wiley was an Equity Research Analyst of the Adviser. Prior to joining the Adviser in 1992, Mr. Wiley was an Analyst at State Street Bank and Trust Company and an assistant technical staff member of the MIT Lincoln Laboratory.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost, when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain at least annually.


The Fund generally declares and pays distributions semi-annually. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at the net asset value. To change your election, call the Transfer Agent for information.


Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.



The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for the Colonial retirement account is $25. Certificates will not be issued for Class B shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.



Class A Shares. Class A shares are offered at net asset value, subject to a 0.25% annual service fee, plus an initial or contingent deferred sales charge as follows:


                                    _____Initial Sales Charge______
                                                        Retained by
                                                         Financial
                                                          Service
                                                          Firm as
                                     _____as % of______     % of
                                     Amount    Offering   Offering
                                    Invested     Price      Price

Less than $50,000                    6.10%       5.75%      5.00%
$50,000 to less than $100,000        4.71%       4.50%      3.75%
$100,000 to less than $250,000       3.63%       3.50%      2.75%
$250,000 to less than $500,000       2.56%       2.50%      2.00%
$500,000 to less than $1,000,000     2.04%       2.00%      1.75%
$1,000,000 or more                   0.00%       0.00%      0.00%


On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                               Commission

First $3,000,000                                   1.00%
Next $2,000,000                                    0.50%
Over $5,000,000                                    0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.





Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing distribution fee), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales depends on the number of years after purchase that the redemption occurs:



          Years               Contingent Deferred
     After Purchase               Sales Charge

          0 - 1                      5.00%
          1 - 2                      4.00%
          2 - 3                      3.00%
          3 - 4                      3.00%
          4 - 5                      2.00%
          5 - 6                      1.00%
       More than 6                   0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Purchases of $250,000 or more must be for Class A shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.



Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."



Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).


Selling Shares Directly to the Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares. to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.



General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.

HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request.

Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable
capital  transaction.   The  exchange  service  may  be  changed,  suspended  or
eliminated on 60 days' written notice.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which, exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

TELEPHONE TRANSACTIONS





All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLANS

Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.25% of the Fund's average net assets attributed to each Class of shares. The Fund also pays the Distributor an annual distribution fee of 0.75% of average net assets attributed to its Class B shares. Because the Class B shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees under the Plans exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. The Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.



Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.



The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.


Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:

Printed in U.S.A.


February 28, 1996


COLONIAL GLOBAL
EQUITY FUND

PROSPECTUS


Colonial Global Equity Fund seeks long-term growth by investing primarily in global equities. For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the February 28, 1996 Statement of Additional Information.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.


                       COLONIAL TRUST III


     Cross Reference Sheet (Colonial Global Utilities Fund)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; 12b-1 Plans;
                               Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable




February 28, 1996


COLONIAL GLOBAL UTILITIES FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.


While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.


Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Global Utilities Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company seeks current income and long-term growth of capital and income.


The Fund is the successor by reorganization of the Liberty Financial Utilities Fund. The reorganization occurred on March 24, 1995. All references to the Fund as of a time prior to such date are to the Liberty Financial Utilities Fund.


Unlike a traditional mutual fund which invests directly in individual securities, the Fund seeks to achieve its objective by investing all of its assets in the LFC Utilities Trust (Portfolio), an open-end management investment company having the same objective as the Fund. The Fund's investment experience will correspond directly to that of the Portfolio. The Portfolio is managed by Stein Roe & Farnham Incorporated (Adviser), successor to an investment advisory business that was founded in 1932.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class D shares are offered at net asset value plus a small initial sales charge and, are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy sShares."

Contents                                                    Page
Summary of  Expenses...................................
The Fund's Financial  History......................
Two- Tiered  Structure...................................
The Fund's  Investment  Objective................
How the Fund  Pursues its  Objective
  and  Certain  Risk  Factors.........................
How the Fund  Measures its  Performance.

How the Fund and the Portfolio are


Managed.....................................................
How the Fund Values its Shares................
Distributions and Taxes................................
How to Buy Shares......................................
How to Sell
sShares.......................................
How to Exchange Shares.............................
Telephone Transactions................................
12b-1
pPlans...................................................
Organization and History.............................
Appendix.......................................................


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. Annual Operating Expenses include the expenses of the Portfolio. See "How the Fund and the Portfolio are Managed" and "12b-1 Plans" for more complete descriptions of the Fund's and/or Portfolio's various costs and expenses.


Shareholder Transaction Expenses (1)(2)

                                            Class A    Class B     Class D

Maximum Initial Sales Charge
  Imposed on a Purchase
   (as a %  of offering price) (3)           5.75%      0.00%(5)   1.00%(5)

Maximum Contingent Deferred Sales
 Charge (as a % of offering price) (3)       1.00%(4)   5.00%      1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."

(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)       Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(5) Because of the 0.75% distribution fee applicable to Class B and D shares, long-term Class B and Class D shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately eight years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                                 Class A       Class B              Class D

Management and administration    0.65%         0.65%                0.65%
   fees
12b-1 fees                       0.25          1.00                 1.00
Other expenses                   0.42          0.42                 0.42
                                 ------        ------               ------
Total operating expenses         1.32%         2.07%                2.07%
                                 ======        ======               ======


Amounts in the table reflect the aggregate operating expenses incurred by the Fund and the Portfolio during the fiscal year ended October 31, 1995, adjusted to reflect current fees of the Fund. See "How the Fund and the Portfolio are Managed." The Trustees believe that the potential for economies of scale that may be achieved by the Fund and the Portfolio in the event additional mutual funds invest in the Portfolio outweighs the slight increase (less than 0.01% of average net assets per year at current asset levels) in the aggregate expenses of the Fund and the Portfolio over what the Fund's expenses would be if it invested directly in the securities held by the Portfolio.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                  Class A           Class B                       Class D

Period                             (6)     (7)         (6)            (7)
1 year             $ 70          $ 71     $ 21        $ 41           $ 31
3 years              97            95       65          74             74(9)
5 years             126           111      120         120            120
10 years            207           221(8)   221(8)      247            247



(6)     Assumes redemption at period end.
(7)     Assumes no redemption.

(8) Class B shares automatically convert to Class A shares after approximately eight years; therefore, years 9 and 10 reflect Class A share expenses.
(9) Class D shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY



The following schedule of financial highlights for a share outstanding throughout the year ended October 31, 1995, has been audited by Price Waterhouse LLP, independentaccountants. Their unqualified report is included in the Fund's 1995 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights for a share outstanding for each of the periods prior to the year ended October 31, 1995 were audited by KPMG Peat Marwick LLP, independent auditors.

                                                                                                                      Period ended
                                                                         Year ended October 31                        October 31
                                          ------------------------------------------------------------------------------------------
                                                      1995(c)                       1994           1993      1992      1991(i)
                                         Class A   Class B (d)    Class D (d)      Class A       Class A   Class A     Class A
Net asset value - Beginning of period   $10.610    $10.420        $10.420         $12.150        $10.430    $9.990    $10.000
                                        --------   --------       --------        --------       --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)              0.536      0.248          0.248           0.550          0.570     0.590       0.020
Net realized and unrealized gain (loss)  0.520      0.665          0.665          (1.430)         1.790     0.460      (0.030)
                                         ------     ------         ------         -------         ------    ------     -------
    Total from Investment Operations     1.056      0.913          0.913          (0.880)         2.360     1.050      (0.010)
                                         ------     ------         ------         -------         ------    ------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income              (0.517)    (0.253)        (0.253)         (0.500)        (0.610)   (0.610)        ---
From net realized gains                 (0.069)    ---            ---             (0.160)        (0.030)       ---        ---
                                        -------    ---            ---             -------        -------       ---        ---
 Total Distributions Declared
    to Shareholders                     (0.586)    (0.253)        (0.253)         (0.660)        (0.640)   (0.610)        ---
                                        -------    -------        -------         -------        -------   -------        ---
Net asset value - End of period         $11.080    $11.080        $11.080         $10.610        $12.150   $10.430     $9.990
                                        ========   ========       ========        ========       ========  ========     ======
Total return(e)(f)                       10.32%      8.82% (g)      8.82% (g)     (7.40)%         23.30%    10.80%     (2.10)% (h)
                                         ======      =====          =====         =======         ======    ======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses (b)                             1.29%      2.05% (h)      2.05% (h)       1.20%          1.13%     1.25%       1.25% (h)
Net investment income (b)                5.14%      3.73% (h)      3.73% (h)       4.90%          4.80%     5.81%       5.75% (h)
Fees and expenses waived or borne
 by Liberty Securities Corporation
  (Liberty Securities) and the
   Portfolio                             0.03%      0.02% (h)      0.02% (h)         ---          ---         0.36%     8.56% (h)
Net assets at end of period (000)      $211,916     $745           $307          $260,450       $304,500    $118,997   $6,617
---------------------------------
(a)Net of fees and expenses waived or
   borne by Liberty Securities which
    amounted to                         $0.002       ---            ---            ---            ---          ---       ---
(b)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio.
(c)Calculated using the average shares method.
(d)Class B and Class D shares were  initially  offered on March 27,  1995.  Per share amounts  reflect  activity  from that date.  (e) Total return at net asset value  assuming  all  distributions  reinvested  and no initial  sales charge or contingent  deferred  sales  charge.  (f) Total return would have been lower had certain expenses not been waived.
(g)Not annualized.
(h)Annualized.
(i)The Fund commenced investment operations on August 23, 1991.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

TWO-TIERED STRUCTURE


Unlike other mutual funds which invest directly in individual securities, the Fund is an open-end management investment company that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund and which invests directly in portfolio securities. See "The Fund's Investment Objective," "How the Fund Pursues its Objective and Certain Risk Factors" and "How the Fund and the Portfolio are Managed" for information concerning the Portfolio's and the Fund's investment objectives, policies, management and expenses. The following describes certain of the effects and risks of this structure.


The Fund's and the Portfolio's investment objectives may not be changed without shareholder approval. Generally, matters submitted by the Portfolio to its investors for a vote will be passed along by the Fund to its shareholders, and the Fund will vote its entire interest in the Portfolio in proportion to the votes actually received from Fund shareholders. As of the date of this Prospectus, the Fund was the only investor in the Portfolio, so that the outcome of any matter submitted to the Portfolio's investors would be determined by the vote of Fund shareholders. In the future, however, other funds or institutional investors may invest in the Portfolio. Such other investors could alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio. You may obtain information about whether there are other investors in the Portfolio by writing or calling the Administrator at 1-800-248-2828.


Other funds or institutions would invest in the Portfolio on the same terms and conditions as the Fund and would bear their proportionate share of the Portfolio's expenses. However, such other mutual funds would not be required to issue their shares at the same public offering price as the Fund and may have direct expenses that are higher or lower than those of the Fund. These differences may result in such other funds generating investment returns higher or lower than those of the Fund. Large scale redemptions by any such other investors in the Portfolio could result in untimely liquidation of the Portfolio's security holdings, loss of investment flexibility, and an increase in the operating expenses of the Portfolio as a percentage of its assets.

The Fund will continue to invest in the Portfolio so long as the Trust's Board of Trustees determines it is in the best interest of Fund shareholders to do so. In the event that the Portfolio's investment objective or policies were changed so as to be inconsistent with the Fund's investment objective or policies, the Board of Trustees would consider what action might be taken, including changes to the Fund's investment objective or policies, or withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity or the retention of an investment adviser to manage the Fund's investments. Certain of these actions would require Fund shareholder approval. Further, because the same individuals serve on the Boards of the Fund and the Portfolio, in the event at the time any such action were to be taken other investors had invested directly in the Portfolio, decisions as to the appropriate actions to take might involve conflicts of interest. In such event, the Trustees would adopt written policies to address any potential conflicts. Withdrawal of the Fund's assets from the Portfolio could result in a distribution by the Portfolio to the Fund of portfolio securities in kind (as opposed to a cash distribution), and the Fund could incur brokerage fees or other transaction costs and could realize distributable taxable gains in converting such securities to cash. Such a distribution in kind could also result in a less diversified portfolio of investments for the Fund.

THE FUND'S INVESTMENT
OBJECTIVE

The Fund seeks current income and long-term growth of capital and income.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


As indicated above, the Fund seeks to achieve its objective by investing all its assets in the Portfolio, which has the same investment objective as the Fund. The Ffollowing is a discussion of the investment policies of the Portfolio.

The Portfolio normally invests at least 65% of its total assets in U.S. and foreign equity and debt securities issued by public utility companies (Utility Securities). Utility Securities include securities issued by companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy or water or other sanitary services, and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies primarily engaged in public broadcasting or cable television). The Portfolio will invest primarily in securities of large, established utility companies located in developed countries, including the U.S. Generally, at least 20% of the Portfolio's total assets will be invested in equity Utility Securities. The Portfolio will generally invest at least 20% of its total assets in debt securities. Because the Portfolio concentrates its investments in Utility Securities, an investment in the Fund may entail more risk than an investment in a more diversified portfolio. See "Utility Securities" below.


Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, securities convertible into such stock and sponsored and unsponsored American Depository Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities). Debt securities generally include securities of any maturity that pay fixed, floating or adjustable interest rates, as well as zero coupon securities (debt securities that do not pay interest but, instead, are issued at a significant discount to their stated maturity values) and pay-in-kind securities (debt securities that pay interest, at the issuer's option, in additional securities instead of cash). The debt securities in which the Portfolio invests will be rated at the time of investment at least Baa by
Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Corporation (S&P), or will be unrated securities deemed by the Adviser to be of comparable quality to Baa by Moody's or BBB by S&P or higher. Such securities will not necessarily be sold if the rating is subsequently reduced unless any such down-grade would cause the Portfolio to hold more than 5% of its total assets in debt securities rated below investment grade. Equity and debt securities may be purchased on a "when-issued" or forward basis. This means that the Portfolio will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

The Portfolio may invest without limit in foreign securities. The Fund normally will invest in securities issued by companies located in at least three countries including the U.S. Up to 35% of the Portfolio's total assets may be invested in equity securities of any type and investment grade debt securities that are not Utility Securities.

Utility Securities. Because the Portfolio invests primarily in Utility Securities, the Fund's shares may fluctuate in value more widely than shares of a more diversified portfolio. The values of Utility Securities are especially affected by changes in prevailing interest rate levels (as interest rates increase, the values of Utility Securities tend to decrease, and vice versa), as well as general competitive and market forces in the utility industries, changes in federal and state regulation, energy conservation efforts and other environmental concerns and, particularly with respect to nuclear facilities, shortened economic life and cost overruns. Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities. Similarly, the profitability of certain electric utilities may in the future be adversely affected by increased competition resulting from partial deregulation.

Debt Securities Generally. The values of debt securities also generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates may also translate into lower distributions paid by the Fund. Additionally, because zero coupon and pay-in-kind securities do not pay interest but the Portfolio nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Portfolio may have to sell other investments to raise the cash needed to make income distributions.

Debt securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings.

Foreign Investments. Investments in foreign securities (both debt and equity) and American Depository Receipts have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of such securities, and therefore of Fund shares, may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, difficulties in enforcing judgments abroad, the existence of less liquid and less regulated foreign markets, the unavailability of reliable information about issuers, the existence of different accounting, auditing and financial standards in foreign countries, the existence (or potential imposition) of exchange control regulations (including currency blockage), restrictions on repatriation of capital invested abroad, and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Other Investment Practices. The Portfolio may also engage to a limited extent in the following investment practices, which are described more fully in the Statement of Additional Information.

Options, Forwards, Futures and Other Derivatives. Consistent with its objective, the Portfolio may, without limit, purchase and write both call options and put options on securities, indexes and foreign currencies, enter into interest rate, index and foreign currency futures contracts and options on such futures, and purchase other types of exchange-traded investment contracts linked to individual securities, indexes or other benchmarks. Such transactions will be entered into to provide additional revenue, to hedge against changes in security prices, interest rates or currency fluctuations, or as an efficient means of adjusting its exposure to the market. Call and put options will be written only if they are covered. The use of options, forwards, futures and other derivative strategies for other than hedging purposes may be considered speculative. Other than as described below under "Leverage," the derivative securities purchased by the Portfolio will not involve leverage.

The Portfolio will not attempt, nor would it be able, to eliminate all foreign currency or interest rate risk. Further, although hedging may lessen the risk of loss, it also limits the potential gain if the hedged instrument's value increases. If an option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on currency exchange or interest rates or stock market movements is inaccurate, the Portfolio may be worse off than if it had not engaged in the transaction. See the Statement of Additional Information for information relating to the Portfolio's obligations in entering into such transactions.

Securities Lending. For the purpose of realizing additional income, the Portfolio may lend its portfolio securities to broker-dealers or institutional investors. Such loans will be limited to securities not exceeding 30% in value of the Portfolio's total assets. Each such loan will be continuously secured by collateral at least equal to the value of the securities loaned. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Leverage. The purchase of securities on a "when-issued" basis and the purchase and sale of futures and forward contracts may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements, to reduce (but not necessarily eliminate) leverage, the Portfolio will either "cover" its obligations under such transactions by holding the currency or instrument (or rights to acquire the currency or instrument) it is obligated to deliver under such contracts, or deposit and maintain in a segregated account with its custodian cash, high quality liquid debt securities, or equity securities denominated in the particular foreign currency, equal in value to the Portfolio's obligations under such contracts.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Portfolio's assets also may be invested in such investments or in investment grade U.S. or foreign debt securities, Eurodollar certificates of deposit and obligations of savings institutions during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid securities.


Borrowing of Money. Neither the Fund nor the Portfolio may issue senior securities (as defined in the Investment Company Act of 1940 and the rules thereunder) or borrow money, except, that as a temporary measure for extraordinary or emergency purposes, each of the Fund and the Portfolio may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund or Portfolio, respectively, valued at market. Neither the Fund nor the Portfolio may purchase any securities at any time when borrowings exceed 5% of the total assets (at market value) of the Fund or the Portfolio, respectively. Nor may the Fund or the Portfolio enter into options and futures transactions.


Other. The Portfolio and, therefore, the Fund may not always achieve its investment objective. The Fund's and the Portfolio's non-fundamental policies may be changed without shareholder approval. The Fund's and the Portfolio's investment objectives and fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's or the Portfolio's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares and 1.00% on Class D shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the maximum offering price of that Class at the end of the quarter. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND AND THE PORTFOLIO ARE MANAGED


The Fund's Trustees formulate the Fund's general policies and oversee the Fund's affairs. The Fund has not retained the services of an investment adviser because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is managed by the Adviser. Subject to the supervision of the Portfolio's Trustees, the Adviser makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. The Adviser is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. The same individuals serve as Trustees of the Fund and the Portfolio. See "Management of the Colonial Funds" in the Statement of Additional Information for information concerning the Trustees and officers of the Fund and the Portfolio.


Robert A. Christensen, Senior Vice President of the Adviser, has been the Portfolio's portfolio manager since its inception in August, 1991, and has been associated with the Adviser since 1962. Ophelia Barsketis, Senior Vice President of the Adviser, has co-managed the Portfolio since September 1993. Ms. Barsketis has been associated with the Adviser since 1983.

The Adviser places all orders for the purchase and sale of securities for the Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. When the Adviser believes that more than one broker-dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Adviser often selects a broker-dealer that furnishes it with research products or services, and may consider sales of shares of the Fund as a factor in the selection of the broker-dealer.


For its management services, the Adviser receives from the Portfolio a monthly fee at an annual rate of 0.55% of the Portfolio's average daily net assets up to $400 million and 0.50% of its average daily net assets over that amount. For these services, the Portfolio paid the Adviser 0.55% of the Portfolio's average daily net assets for 1995.

The Administrator provides the Fund with certain administrative services and generally oversees the operation of the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.10% of average daily net assets for these services. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee at the annual rate of $18,000 plus 0.0233% annually of average daily net assets over $50 million, and certain administrative and accounting services to the Portfolio. Colonial Investment Services, Inc.
(Distributor),  a  subsidiary  of  the  Administrator,   serves  as  the  Fund's
distributor. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the Fund's shareholder services and transfer agent for a fee of 0.20% annually of average net assets plus certain out-of-pocket expenses. The Administrator, the Distributor and the Transfer Agent are all indirectly controlled by Liberty Mutual.


Each of the foregoing fees is subject to any fee waiver or expense reimbursement to which the Adviser or the Administrator may agree. See "Summary of Expenses" above.

HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open time). Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES


The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain, at least annually. The Fund generally declares and pays income distributions monthly. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information.


Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50 and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value, subject to a 0.25% annual service fee, plus an initial or a contingent deferred sales charge as follows:


                              _______Initial Sales Charge______
                                                      Retained
                                                    by Financial
                                                      Service
                                                        Firm
                               _____as % of______      as % of
                               Amount    Offering     Offering
 Amount Purchased             Invested     Price       Price

 Less than                      6.10%      5.75%       5.00%
 $50,000
 $50,000 to less than
   $100,000                     4.71%      4.50%       3.75%
 $100,000 to less than
    $250,000                    3.63%      3.50%       2.75%
$250,000 to less than
   $500,000                     2.56%      2.50%       2.00%
$500,000 to less than
   $1,000,000                   2.04%      2.00%       1.75%
$1,000,000 or more                0.00%      0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                                Commission

First                                             1.00%
$3,000,000............................................
Next                                              0.50%
$2,000,000...........................................
Over                                               0.25%(1)
$5,000,000...........................................

(1)    Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.



Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:



                  Years            Contingent Deferred
             After Purchase            Sales Charge

                   0-1                    5.00%
                   1-2                    4.00%
                   2-3                    3.00%
                   3-4                    3.00%
                   4-5                    2.00%
                   5-6                    1.00%
               More than 6                0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, and are subject to a 0.75% annual distribution fee, a 0.25% annual service fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.


The Distributor pays financial service firms an initial commission of 1.85% on purchases of Class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from theamount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any,) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class D shares. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services.  A variety of shareholder services are available.
For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:
                   Colonial Investors Service Center, Inc.
                               P.O. Box 1722
                            Boston, MA 02105-1722
                              1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.


HOW TO EXCHANGE SHARES


Fund shares generally may be exchanged at net asset value for the same class of shares of most Colonial funds. Not all Colonial funds offer all classes, so you may not be able to exchange into all of the other Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling
1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address or record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Administrator, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Administrator, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLANS

Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.25% of the Fund's average net assets attributed to each Class of shares. The Fund also pays the Distributor an annual distribution fee of 0.75% of the average net assets attributed to its Class B and Class D shares. Because the Class B and Class D shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Administrator and the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY


The Fund is the successor by merger to the Liberty Financial Utilities Fund, which commenced operations in August 1991. The Fund was organized in 1995 as a separate portfolio of the Trust, which is a Massachusetts business trust established in 1986. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

                                 APPENDIX
                         DESCRIPTION OF BOND RATINGS
                                    S&P

AAA The highest rating assigned by S&P indicates an extremely strong capacity to repay principal and interest.

AA bonds also qualify as high quality. Capacity to repay principal and pay interest is very strong, and in the majority of instances, they differ from AAA only in small degree.

A bonds have a strong capacity to repay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB bonds are regarded as having an adequate capacity to repay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and interest than for bonds in the A category.

BB, B, CCC and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While likely to have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C ratings are reserved for income bonds on which no interest is being paid.

D bonds are in default, and payment of interest and/or principal is in arrears.

Plus(+) or minus (-) are modifiers relative to the standing within the major rating categories.

                               MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many of the favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are speculative in a high degree, often in default or having other marked shortcomings.

C bonds are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Investment Adviser

Stein Roe & Farnham Incorporated
One South Wacker Drive
Chicago, IL 60606

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02108

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624




Your financial service firm is:


Printed in U.S.A.



February 28, 1996



COLONIAL GLOBAL
UTILITIES FUND


PROSPECTUS


Colonial Global Utilities Fund seeks current income and long-term growth of capital and income.

For more detailed information about the Fund, call the Administrator at

1-800-248-2828 for the February 28, 1996 Statement of Additional Information.

















FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.





                       COLONIAL TRUST III


    Cross Reference Sheet (Colonial Strategic Balanced Fund)


Item Number of Form N-1A       Prospectus Location or Caption

Part A

1.                             Cover Page

2.                             Summary of Expenses

3.                             The Fund's Financial History

4.                             Organization and History; The
                               Fund's Investment Objective; How
                               the Fund Pursues its Objective

5.                             Cover Page; How the Fund is
                               Managed; Organization and History;
                               Back Cover

6.                             Organization and History;
                               Distributions and Taxes; How to
                               Buy Shares

7.                             Summary of Expenses; How to Buy
                               Shares; How the Fund Values its
                               Shares; Cover Page; 12b-1 Plans;
                               Back Cover

8.                             Summary of Expenses; How to Sell
                               Shares; How to Exchange Shares;
                               Telephone Transactions

9.                             Not Applicable

                                                                              4


February 28, 1996


COLONIAL STRATEGIC
BALANCED FUND

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Strategic Balanced Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities. The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase and a continuing distribution fee; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class D shares are offered at net asset value plus a small initial sales charge and, are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                                  Page
Summary of Expenses....................................
The Fund's Financial History.......................
The Fund's Investment Objective.................
How the Fund Pursues its Objective and
  Certain Risk Factors..................................
How the Fund Measures its Performance..
How the Fund is Managed............................
How the Fund Values its Shares..................
Distributions and Taxes.................................
How to Buy Shares.......................................
How to Sell
sShares........................................
How to Exchange Shares..............................
Telephone Transactions..................................
12b-1
pPlans.....................................................
Organization and History..............................
Appendix.........................................................



FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES



Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses (1)(2)
                                 Class A      Class B         Class D

Maximum Initial Sales Charge
 Imposed on a purchase
 (as % of offering price)(3)      0.00%(5)       1.00%(5)      4.75%(5)

Maximum Contingent Deferred
Sales Charge (as % of
  offering price)(3)              5.00%           1.00%        1.00%(4)


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."

 (2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)   Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the distribution fee applicable to each Class, long-term shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc.

Annual Operating Expenses (as a % of average net assets)

                                             Class A      Class B      Class D


       Management fee (after fee waiver)      0.27%        0.27%        0.27%
       12b-1 fees                             0.55         1.00         1.00
       Other expenses                         0.83         0.83         0.83
                                            --------     --------     --------
       Total operating expenses
              (after fee waiver)              1.65%        2.10%        2.10%

The Adviser has voluntarily agreed to waive or bear certain Fund expenses until further notice. Absent such agreement, the "Management fee" would have been 0.70% for each Class and "Total operating expenses" would have been 2.08% for Class A and 2.53% for both Class B and Class D shares.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                  Class A         Class B               Class D

Period:                        (6)        (7)        (6)         (7)
1 year         $63             $71        $21        $41         $31
3 years         97              96         66         75          75(9)
5 years        133             133        113        122         122
10 years       234             232(8)     232(8)     251         251

(6)   Assumes redemption at period end.
(7)   Assumes no redemption.
(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(9) Class D shares do not incur a contingent deferred sales charge on redemptions made after one year.




If the Adviser did not continue to waive or bear certain Fund expenses, the amounts in the Example would be $68, $110, $154 and $278 for Class A shares for 1, 3, 5 and 10 years, respectively; $76, $109, $155 and $276 for Class B shares assuming redemptions for 1, 3, 5 and 10 years, respectively; $26, $79, $135 and $276 for Class B shares assuming no redemptions for 1, 3, 5 and 10 years, respectively; $45, $89, $145 and $300 for Class D shares assuming redemptions for 1, 3, 5 and 10 years, respectively; $35, $89, $145 and $300 for Class D shares assuming no redemptions for 1, 3, 5 and 10 years, respectively.

THE FUND'S FINANCIAL HISTORY



The following schedule of financial highlights for a share outstanding throughout the period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual
Report, and is incorporated by reference into the Statement of Additional Information.


                                                     Year ended October 31(b)              Period ended October 31(b)
                                                ------------------------------------   ------------------------------------
                                                               1995                                   1994 (c)
                                                ------------------------------------   ------------------------------------
                                                  Class A     Class B       Class D     Class A      Class B       Class D

Net asset value - Beginning of period             $9.910      $9.900        $9.900     $10.000      $10.000       $10.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                            0.325       0.277         0.277       0.035        0.029         0.029
Net realized and unrealized gain (loss)            1.764       1.769         1.774      (0.125)      (0.129)       (0.129)
  Total from Investment Operations                 2.089       2.046         2.051      (0.090)      (0.100)       (0.100)
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.349)     (0.306)       (0.301)      ---          ---           ---
Net asset value - End of period                  $11.650     $11.640       $11.650      $9.910       $9.900        $9.900
Total return(d)(e)                                 21.47%      21.00%        21.04%     (0.90)% (g)  (1.00)% (g)   (1.00)% (g)
RATIOS TO AVERAGE NET ASSETS:
Expenses(a)                                         1.65% (f)   2.10% (f)     2.10% (f)   1.65% (h)    2.10% (h)     2.10% (h)
Net investment income                               3.05% (f)   2.60% (f)     2.60% (f)   3.01% (h)    2.56% (h)     2.56% (h)
Fees and expenses waived or borne
  by the Adviser                                    0.43%       0.43%         0.43%       0.35% (h)    0.35% (h)     0.35% (h)
Portfolio turnover                                    49%         49%           49%          0% (h)       0% (h)        0% (h)
Net assets at end of period (000)                 $16,346     $18,284        $4,164      $6,394       $6,332        $2,231
_________________________________



(a)      Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                  $0.042       $0.042        $0.042      $0.004       $0.004        $0.004
(b)      Per share data was calculated using average shares outstanding during the period.
(c)      The Fund commenced investment operations on September 19, 1994.
(d)      Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)      Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)      The benefits derived from custody credits and directed brokerage arrangements had no impact.  The prior year ratios are net of any benefits received, if any.
(g)     Not annualized.
(h)     Annualized.



Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund seeks to achieve its objective by investing in both equity and debt securities. The allocation at any given time will be based on the Adviser's assessment of the relative risk and expected performance of each market. Under normal conditions, at least 25% of the Fund's total assets will be invested in senior fixed income (debt) securities and at least 40% will be invested in equity securities.


Equity Securities Generally. The portion of the Fund invested in equity securities normally will be allocated among three sectors: securities issued by large U.S. companies, securities issued by small U.S. companies
(i.e., companies with less than $400 million in market capitalization at the time of purchase) and securities issued by non-U.S.
companies. The allocation at any given time will be based on the Adviser's assessment of the relative risk and expected performance of each market.
Up to 20% of the Fund's total assets may be invested in small U.S.
company equity securities and up to 20% in non-U.S. company equity securities.


Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock and sponsored and unsponsored American Depository Receipts. Equity securities also include shares issued by closed-end investment companies that invest primarily in the foregoing securities.

Debt Securities Generally. The portion of the Fund invested in debt securities normally will be allocated among three sectors: U.S. government securities, foreign debt securities (primarily securities issued or guaranteed by foreign governments) and lower-rated debt securities (junk bonds). The allocation at any given time will be based on the Adviser's assessment of the relative risk and expected performance of each market. Up to 30% of the Fund's total assets may be invested in any one of the foregoing debt sectors.

The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in debt securities (referred to as zero coupon securities) that do not pay interest but, instead, are issued at a significant discount to their maturity values, or that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities).

The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions.

Foreign Investments. Investments in foreign securities (both debt and equity) and American Depository Receipts have special risks related to political, economic, and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments. Foreign bonds in the lowest investment grade category are considered to be somewhat speculative as to the issuer's ability to pay and could be more adversely affected by unfavorable economic developments than bonds in higher categories.

Lower Rated Debt Securities. Lower rated debt securities (commonly referred to as junk bonds) are debt securities which, because of the likelihood that the issuers will default, are not investment grade (i.e., are rated below BBB by Standard & Poor's Corporation (S&P) or below Baa by Moody's Investors Service (Moody's), or are unrated but considered by the Adviser to be of comparable credit quality). Because of the increased risk of default, these securities generally have higher nominal or effective interest rates than higher quality securities.

The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for S&P) and comparable unrated securities. However, the Fund will only purchase securities rated Ca or lower by Moody's or CC or lower by S&P if the Adviser believes the quality of such securities is higher than indicated by the rating. The lower rated securities in which the Fund may invest include zero coupon securities, described above under "Debt Securities Generally," and non-agency mortgage-backed securities, described below.

The values of lower rated securities are more likely to fluctuate directly, rather than inversely, with changes in interest rates. This is because increases in interest rates often are associated with an improving economy, which may translate into an improved ability of the issuers to pay off their bonds (lowering the risk of default). Lower rated bonds also are generally considered significantly more speculative and likely to default than higher quality bonds. Relative to other debt securities, their values tend to be more volatile because: (1) an economic downturn may more significantly impact their potential for default, and (2) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. The likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Adviser's own credit analysis.

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities (Agency Securities) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuing agency to borrow under a line of credit with the U.S. Treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency. Agency Securities include securities commonly referred to as mortgage-backed securities, the principal and interest on which are paid from principal and interest payments made on pools of mortgage loans. These include securities commonly referred to as "pass-throughs," "collateralized mortgage obligations" (CMOs), "real estate mortgage investment conduits" (REMICs), "interest-only strips" (IOs) and "principal-only strips" (POs). The Fund will not invest in residual classes of CMOs. Mortgage-backed securities generally pay higher interest rates, but also may fluctuate more in value, than comparable maturity treasury securities. A total of up to 15% of the Fund's total assets may be invested in IOs and POs.

The Fund may invest in U.S. government securities on a when-issued basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

While U.S. government securities are considered virtually free of default risk, their values nevertheless generally fluctuate inversely with changes in interest rates. Further, mortgage-backed securities (especially POs) may decline in value more substantially than comparable maturity Treasury securities given an interest rate increase, but may not increase in value as much given an interest rate decline. This is because the mortgages underlying the securities can be prepaid, and prepayment rates tend to increase as interest rates decline (effectively shortening the mortgage-backed security's maturity) and decrease as interest rates rise (effectively lengthening the mortgage-backed security's maturity). Finally, IOs, unlike other debt securities, generally fluctuate in value directly (rather than inversely) with interest-rate changes, and, like other mortgage-backed securities, tend to fluctuate in value more substantially than comparable maturity Treasuries. IOs may become worthless if the underlying mortgages are prepaid in full.

Pre-payments of mortgage-backed securities purchased at a premium may also result in a loss equal to the premium. If interest rates have declined, pre-paid principal may only be able to be reinvested at lower yields, lowering the Fund's yield.

Small Companies. The smaller, less well established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange listed securities of larger companies.

Non-Agency Mortgage-Backed Securities. The Fund may invest up to 5% of its total assets in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. Government or an Agency. Such securities are subject to the risks described above under "Lower Rated Debt Securities" and "U.S. Government Securities". In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and may incur a loss.

Other Investment Companies. Up to 10% of the Fund's total assets may be invested in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Index and Interest Rate Futures. The Fund may purchase and sell (i) U.S. and foreign stock and bond index futures contracts, (ii) U.S. and foreign interest rate futures contracts and (iii) options on any of the foregoing. Such transactions will be entered into (i) to gain exposure to a particular market pending investment in individual securities, or (ii) to hedge against increases in interest rates. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option on a futures contract generally gives the option holder the right, but not the obligation, to purchase or sell the futures contract prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on rates or stock market movements is inaccurate, the Fund may be worse off than if it had not hedged.

Leverage. The purchase of securities on a "when-issued" basis, the purchase and sale of futures and forward currency contracts and the purchase and sale of certain options may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements, to reduce (but not necessarily eliminate) leverage, the Fund will either "cover" its obligations under such transactions by holding the securities (or rights to acquire the securities) it is obligated to deliver under such transactions, or deposit and maintain in a segregated account with its custodian cash or high quality liquid debt securities equal in value to the Fund's obligations under such transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding.


Borrowing of Money. The Fund may issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares, the maximum initial sales charge of 1.00% on Class D shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the maximum offering price of that Class at the end of the quarter. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.




The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty
Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.27% of the Fund's average daily net assets for 1995.


Carl C. Ericson, Vice President of the Adviser, has co-managed the Fund since its inception in 1994 and various other Colonial taxable income funds since 1985. James P. Haynie, Vice President of the Adviser, has co-managed the Fund since its inception in 1994 and various other Colonial equity funds since 1993. Prior to joining Colonial in 1993, he was an equity portfolio manager with Trinity Investments.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


Fund expenses consist of management, bookkeeping, shareholder service and transfer agent fees discussed above, 12b-1 service and distribution fees discussed under the caption "12b-1 Plans", and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to Trustees compensation and expenses and auditing, counsel, custodian and other expenses deemed necessary and proper by the Trustees.


HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES


The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain, at least annually. The Fund generally declares and pays income distributions quarterly. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information.


Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value, subject to a 0.25% annual service fee and a 0.30% annual distribution fee, plus an initial or a contingent deferred sales charge as follows:

                                  Initial Sales Charge
                            ---------------------------------
                                                   Retained
                                                  by
                                                  Financial
                                                   Service
                                                     Firm
                                  as % of          as % of
                            ---------------------
                            Amount     Offering    Offering
 Amount Purchased           Invested   Price        Price

 Less than
 $50,000............          4.99%      4.75%      4.25%
 $50,000 to less than
 $100,000.....                4.71%      4.50%      4.00%
 $100,000 to less than
   $250,000..                 3.63%      3.50%      3.00%
 $250,000 to less than
    $500,000.                 2.56%      2.50%      2.00%

 $500,000 to less than
   $1,000,000..               2.04%      2.00%      1.75%

 $1,000,000 or more..         0.00%      0.00%      0.00%


On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:


Amount Purchased                           Commission

First $3,000,000..................            1.00%
Next $2,000,000...................            0.50%
Over $5,000,000...................            0.25%(1)

(1) Paid over 12 months but only to the extent shares remain outstanding.


In addition to the amounts shown above, the Distributor pays financial service firms an ongoing commission of 0.25% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.30% annual
distribution   fee.  The   commission  may  be  reduced  or  eliminated  if  the
distribution fee paid by the Fund is reduced or eliminated for any reason.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for eight years (at which time they convert to Class A shares), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years that declines over time. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


              Years                Contingent Deferred
         After Purchase                Sales Charge

               0-1                        5.00%
               1-2                        4.00%
               2-3                        3.00%
               3-4                        3.00%
               4-5                        2.00%
               5-6                        1.00%
           More than 6                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 0.75% annual distribution fee, a 0.25% annual service fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.


The Distributor pays financial service firms an initial commission of 1.85% on purchases of Class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any), in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the higher distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class D shares. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 or more must be for Class A shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                  1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.


HOW TO EXCHANGE SHARES


Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Not all Colonial funds offer Class D shares. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.


TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling
1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders are not obligated to transact by telephone.



12B-1 PLANS


Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.25% of the Fund's average net assets attributed to each Class of shares. The Fund also pays the Distributor an annual distribution fee of 0.30% of the average net assets attributed to its Class A shares and 0.75% of the average net assets attributed to its Class B and Class D shares. Because the Class B and Class D shares bear higher distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY


The Fund commenced operations in 1994 as a separate portfolio of the Trust, which is a Massachusetts business trust organized in 1986. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

                                       S&P

AAA The highest rating assigned by S&P indicates an extremely strong capacity to repay principal and interest.

AA bonds also qualify as high quality. Capacity to repay principal and pay interest is very strong, and in the majority of instances, they differ from AAA only in small degree.


A bonds have a strong capacity to repay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB bonds are regarded as having an adequate capacity to repay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and interest than for bonds in the A category.

BB, B, CCC and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While likely to have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C ratings are reserved for income bonds on which no interest is being paid.

D bonds are in default, and payment of interest and/or principal is in arrears. Plus(+) or minus (-) are modifiers relative to the standing within the major rating categories.

                                     MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many of the favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are speculative in a high degree, often in default or having other marked shortcomings.

C bonds are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:



Printed in U.S.A.


February 28, 1996




COLONIAL STRATEGIC
BALANCED FUND



PROSPECTUS


Colonial Strategic Balanced Fund seeks current income and long term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities.


For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the February 28, 1996 Statement of Additional Information.





FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

                    [COLONIAL FLAG LOGO]

                    Colonial Mutual Funds
_________________________________________________________________
Please send your completed application to:

                    Colonial Mutual Funds
                        P.O. Box 1722
              Boston, Massachusetts 02105-1722

New Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account Ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Name of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen?  Yes___    No___

______________________________________
If no, country of permanent residence


______________________________________
Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial Fund(s) You Are Purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or D shares. If no distribution option is selected, distributions will be reinvested in additional Fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund			Fund			Fund

1_______________	2__________________	3____________________

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (Adjustable Rate
					            U.S. Government Fund only)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment

Choose one

___Check payable to the Fund

___Bank wired on  (Date) ____/____/____
     Wire confirmation #

___Wire/Trade confirmation #___________________

Ways to Receive Your Distributions

Choose one

___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank Information in section 4B. I understand that my bank must be a member of the Automated Clearing House (ACH).

Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


3---Your Signature & Taxpayer I.D. Number Certification----

Each person signing on behalf of an entity represents that his/her actions are authorized.

I have received and read each appropriate Fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding. It is agreed that the Fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to Withdraw from Your Fund-------

It may take up to 30 days to activate the following features. Complete only the section(s) that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the following business day. If you receive your SWP payment via ACH, you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or Class D shares. Please consult your financial or tax adviser before electing this option.

Funds for Withdrawal:

1___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day/month).

2___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day/month).


Payment Instructions
Send the payment to (choose one):
__My address of record.
__My bank account via Colonial Cash Connection (through electronic funds transfer). Please complete the Bank Information section below. All ACH transactions will be made two business days after the processing date
  My bank must be a member of the Automated Clearing House (ACH) system. __The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone Withdrawal Options
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or ACH. Telephone redemptions over $1,000 will be sent via federal fund wire, usually on hte next business day ($7.50 will be deducted). Redemptions of $1,000 or less will be sent by check to your designated bank.

3.  On-Demand ACH Redemption
__I would like the On-Demand ACH Redemption Privilege. Proceeds paid via ACH will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from you fund acount by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to Make Additional Investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing fund distributions in another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

1____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


2____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

1____________________________________
 Fund to invest shares in

$_________________________
 Amount to invest monthly

2____________________________________
 Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand ACH Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account. The On-Demand ACH Purchase program moves money from you bank checking account to your Colonial Fund account by electronic funds transfer on any specified day of the month.
You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House system. Please attach a blank check marked "VOID." Also, complete the section below.

1____________________________________
 Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


2___________________________________
 Fund name

$_____________________        _________________
Amount to transfer            Month to start

Frequency
__Monthly or   __Quarterly

Check one:

__ACH (Any day of the month)

__Paper Draft
  (Choose either the 5th__ or 20th__ day of the month)

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to Reduce Your Sales Charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

1_____________________________________
 Name on account

_____________________________________
Account number

2_____________________________________
 Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial Service Firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a Combined Quarterly Statement Mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate accounts to be linked.______________________

                 Fundamatic (See Reverse Side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

D-224B-1295

                       COLONIAL TRUST III

       Cross Reference Sheet (Colonial Growth Shares Fund)

Item Number of Form N-1A       Location or Caption in the
                               Statement of Additional
                               Information
Part B
10.                            Cover Page

11.                            Table of Contents

12.                            Not Applicable

13.                            Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other Investment Policies;
                               Portfolio Turnover; Miscellaneous
                               Investment Practices

14.                            Fund Charges and Expenses;
                               Management of the Funds

15.                            Fund Charges and Expenses

16.                            Fund Charges and Expenses;
                               Management of the Funds

17.                            Fund Charges and Expenses;
                               Management of the Funds

18.                            Shareholder Meetings

19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                               Programs/Investor Services;
                               Programs for Reducing or
                               Eliminating Sales Charge; How to
                               Sell Shares; How to Exchange
                               Shares

20.                            Taxes

21.                            Fund Charges and Expenses;
                               Management of the Colonial Funds

22.                            Fund Charges and Expenses;
                               Investment Performance;
                               Performance Measures

23.                            Independent Accountants

                        COLONIAL GROWTH SHARES FUND
                    Statement of Additional Information

                             February 28, 1996


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Growth Shares Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 1996. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

     Part 1                                         Page

     Definitions
     Investment Objective and Policies
     Fundamental Investment Policies
     Other Investment Policies
     Portfolio Turnover
     Fund Charges and Expenses
     Investment Performance
     Custodian
     Independent Accountants

     Part 2

     Miscellaneous Investment Practices
     Taxes
     Management of the Colonial Funds
     Determination of Net Asset Value
     How to Buy Shares
     Special Purchase Programs/Investor Services
     Programs for Reducing or Eliminating Sales Charges
     How to Sell Shares
     Distributions
     How to Exchange Shares
     Suspension of Redemptions
     Shareholder Meetings
     Performance Measures
     Appendix I
     Appendix II



GS-16/738B-0196



                                  Part 1
                        COLONIAL GROWTH SHARES FUND
                    Statement of Additional Information

                             February 28, 1996

DEFINITIONS

     "Trust"   Colonial Trust III
     "Fund"    Colonial Growth Shares Fund
     "Adviser" Colonial Management Associates, Inc., the
               Fund's investment adviser
     "CISI"    Colonial Investment Services, Inc., the Fund's
               distributor
     "CISC"    Colonial Investors Service Center, Inc., the
               Fund's shareholder services and transfer agent



INVESTMENT OBJECTIVE AND POLICIES
The Fund's Prospectus describes its investment objective and policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


     Short-Term Trading
     High Yield Bonds
     Foreign Securities
     Foreign Currency Options
     Foreign Currency Transactions
     Securities Loans
     Repurchase Agreements


Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;
3.   Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Own securities of any company if the Fund knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6.   Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in the securities of issuers which are restricted as to disposition; and
8. Invest in warrants, if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

       Year ended October 31
         1995          1994
          92%          121%


FUND CHARGES AND EXPENSES
The Fund pays the Adviser a monthly management fee of 1/12 of 0.60% of Fund average daily net assets, adjusted upward or downward by 0.02% for each percentage point that the Fund's performance during the prior 12 months exceeds or lags the performance of the S&P 500 Index, subject to a maximum adjustment of 1/12 of 0.20% of such assets.

The following hypothetical example of the performance adjustment assumes that the net asset value of the Fund and the level of the Index were $10 and $100, respectively, on the first day of the twelve-month performance period.

                     Investment Performance        Cumulative Change
                      First Day   Last Day        Absolute  Percentage

Fund                   $ 10        $ 13           + $ 3      + 30%
Index                   100         123           +  23      + 23%
Relative  Performance                                        +  7%

Since the difference in performance is +7 percentage points, the monthly fee rate for the month would be 1/12 of 0.60% plus a performance adjustment of 1/12 of 7 x 0.02%, or 1/12 of 0.74%.

Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)


                                      Years ended October 31
                                   1995        1994         1993
Management fee                   $1,148      $1,265       $1,168
Bookkeeping fee                      89          83           79
Shareholder service and             682         614          601
transfer agent fee
12b-1 fees:
      Service fee (Class A)         376         343          266
      (Class B)                     149         111           90
Distribution fee (Class B)          450         344          270




Brokerage Commissions (dollars in thousands)

                                      Years ended October 31
                                  1995         1994         1993

Total commissions                $ 497        $ 608        $ 283
Directed transactions(a)        29,850       48,482       64,098
Commissions on directed
 transactions                       37           76          93


(a) See "Management of the Colonial Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.


Trustees Fees

For fiscal year ended October 31, 1995, and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as Trustees:



                                                                   Total
                                                                Compensation
                                                                 From Trust
                                                                  and Fund
                                                                Complex Paid
                         Aggregate     Pension or                  To The
                       Compensation     Retirement  Estimated   Trustees For
                       From Fund For    Benefits      Annual    The Calendar
                        The Fiscal     Accrued As    Benefits    Year Ended
                        Year Ended    Part of Fund     Upon     December 31,
Trustee              October 31, 1995   Expense     Retirement     1995(b)


Robert J. Birnbaum(i)     $1,248            0             0          $71,250
Tom Bleasdale           $  1,933(c)        $0            $0          $98,000(d)
Lora S. Collins            1,916            0             0           91,000
James E. Grinnell (i)      1,245            0             0           71,250
William D. Ireland,Jr.     2,128            0             0          113,000
Richard w. Lowry (i)       1,250            0             0           71,250
William E. Mayer           1,798            0             0           91,000
John A. McNeice, Jr.         0              0             0                0
James L. Moody, Jr.        2,092(e)         0             0           94,500(f)
John J. Neuhauser          1,796            0             0           91,000
George L. Shinn            1,999            0             0          102,500
Robert L. Sullivan         1,984            0             0          101,000
Sinclair Weeks, Jr.        2,208            0             0          112,000


(b) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment portfolios.
(c)  Includes $954 payable in later years as deferred compensation.
(d)  Includes $49,000 payable in later years as deferred compensation.
(e)  Includes $1,569 payable in later years as deferred compensation.
(f) Total compensation of $94,500 for the calendar year ended December 31, 1995, will be payable in later years as deferredcompensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995(g):



                      Total Compensation From      Total Compensation From
                      Liberty Funds II For         Liberty Funds I For The
Trustee               The Period January 1,        Calendar Year Ended
                      1995 Through March 26, 1995  December 31, 1995 (h)


Robert J. Birnbaum(i)   $2,900                       $16,675
James E. Grinnell (i)    2,900                        22,900
Richard W. Lowry(i)      2,900                        26,250 (j)


(g)  On March 27, 1995, four of the portfolios in the Liberty
     Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized as a new portfolio of Colonial Trust III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II and continue to serve as Trustees of Liberty Funds I.
(h) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).
(i)  Elected as a Trustee of the Colonial Funds complex on April 21,
     1995.
(j) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe and Farnham Incorporated, each an affiliate of the Adviser.

Ownership of the Fund

At January 31, 1996, the officers and Trustees of the Trust as a group beneficially owned 238,160.590 shares of the Fund representing 1.82% of the then outstanding Class A shares. Messrs. Scoon and Stern, who are officers of the Fund, held 215,693.733 shares of the Fund, representing 1.65% of the then outstanding shares. This holding consisted entirely of shares held by them as co-Trustees of The Colonial Group, Inc. Profit-Sharing Plan with respect to which they share investment and voting power.


At January 31, 1996, Merrill Lynch, Pierce, Fenner &  Smith, Inc., Attn:
Book Entry, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32216,
owned   % of the Fund's outstanding Class B shares.


At January 31, 1996, there were 13,672 Class A and 7,950 Class B record holders of the Fund.



Sales Charges (dollars in thousands)

                                            Class A Shares
                                        Years ended October 31
                                  1995          1994          1993

Aggregate initial sales
 charges on Fund share sales      $238          $288          $337

Initial sales charges
 retained by CISI                   48            63           86



                                                 Class B Shares
                                             Years ended October 31

                                         1995       1994          1993
Aggregate contingent deferred sales
 charges (CDSC) on Fund redemptions
 retined by CISI                        $170        $127           $96



12b-1 Plans, CDSC and Conversion of Shares
The Fund offers two classes of shares - Class A and Class B. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.15% of average net assets attributed to shares outstanding prior to April 1, 1989, and 0.25% of average net assets attributed to outstanding shares issued thereafter. The Fund also pays CISI a distribution fee at an annual rate of 0.75% of the average net assets attributed to Class B shares. CISI may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.


The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plans could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested persons is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Approximately eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


Sales-related expenses (dollars in thousands) of CISI relating to the Fund for the year ended October 31, 1995, were:


                                      Class A Shares     Class B Shares

Fees to FSFs                              $374              $455
Cost of sales material relating
 to the Fund (including printing
 and mailing expenses)                      24                37
Allocated travel, entertainment
 and other promotional expenses
 (including advertising)                    43                57


INVESTMENT PERFORMANCE

The Fund's Class A and Class B yields for the month ended October 31, 1995, were 0.67% and (0.04)%, respectively.


The Fund's average annual total returns at October 31, 1995, were:


                                        Class A Shares

                               1 Year     5 Years     10 Years

With sales charge of 5.75%     21.13%      17.64%      14.96%
Without sales charge           28.44%      19.04%      15.64%




                                       Class B Shares

                                              Period June 8, 1992
                                                (commencement of
                                             investment operations)
                          1 Year            through October 31, 1995

With applicable CDSC    22.50% (5.00% CDSC)       13.04% (3.00% CDSC)
Without CDSC            27.50%                    13.69%


The Fund's Class A and Class B distribution rates at October 31, 1995, which are based on the last twelve months' distributions, annualized, and the maximum offering price at the end of the twelve month period were 0.96% and 0.42%, respectively.

See Part 2 of this SAI, "Performance Measures", for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI, and the financial highlights in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 6 through 20 of the October 31, 1995 Annual Report, are incorporated in this SAI by reference.

                             INVESTMENT PORTFOLIO

                       OCTOBER 31, 1995 (IN THOUSANDS)


COMMON STOCKS - 91.1%                       SHARES      VALUE
-------------------------------------------------------------
CONSTRUCTION - 0.4%
BUILDING CONSTRUCTION
Pulte Corp.                                    37      $1,157
                                                       ------
-------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 16.9%
DEPOSITORY INSTITUTIONS - 3.2%
Citicorp                                       32       2,095
H.F. Ahmanson & Co.                            43       1,080
MBNA Corp.                                     77       2,821
Norwest Corp.                                  91       2,671
                                                       ------
                                                        8,667
                                                       ------
INSURANCE CARRIERS - 6.7%
Ace Ltd.                                       31       1,054
American Bankers Insurance Group, Inc.         22         782
CNA Financial Corp.(a)                         25       2,793
Geico Corp.                                    21       1,421
Loews Corp.                                    55       8,050
MGIC Investment Corp.                          31       1,735
Oxford Health Plans, Inc.(a)                   13       1,002
Sunamerica, Inc.                               21       1,320
                                                       ------
                                                       18,157
                                                       ------
NONDEPOSITORY CREDIT INSTITUTIONS - 4.7%
Countrywide Credit Industries, Inc.            63       1,383
Dean Witter Discover & Co.(a)                  35       1,736
Finova Group, Inc.                             53       2,380
Green Tree Financial Corp.                     43       1,156
ITT Corp.(a)                                   35       4,251
The Money Store, Inc.                          42       1,665
                                                       ------
                                                       12,571
                                                       ------
SECURITY BROKERS & DEALERS - 2.3%
Bear Stearns Co., Inc.                         177      3,516
Lehman Brothers Holdings, Inc.                 108      2,356
United Asset Management Corp.                    7        254
                                                       ------
                                                        6,126
                                                       ------
-------------------------------------------------------------
MANUFACTURING - 49.5%
APPAREL - 0.5%
Warnaco Group, Inc.                             59      1,362
                                                       ------

        Investment Portfolio/October 31, 1995
-----------------------------------------------------

CHEMICALS - 8.0%
ARCO Chemical Co.                       13    $   657
Amgen, Inc. (a)                         67      3,226
Avon Products, Inc.                     21      1,487
Cabot Corp.                             52      2,456
Colgate-Palmolive Co.                   17      1,191
Goodrich (B.F.) Co.                     36      2,398
ICN Pharmaceuticals, Inc.(a)           118      2,413
Mylan Laboratories, Inc.                22        415
Pfizer, Inc.                            51      2,949
Smith International, Inc.              107      1,709
Vigoro Corp.                            48      2,073
Wellman, Inc.                           20        470
                                              -------
                                               21,444
                                              -------

ELECTRONIC & ELECTRICAL EQUIPMENT - 8.8%
Integrated Circuit Systems, Inc. (a)    69        930
Intel Corp.                             90      6,303
Methode Electronics, Inc. Class A       71      1,635
Micron Technology, Inc.                 66      4,661
Motorola, Inc.                          51      3,314
Park Electrochemical Corp.              43      1,337
Pittway Corp.                           22      1,299
Tellabs, Inc. (a)                       16        547
Texas Instruments, Inc.                 55      3,726
                                              -------
                                               23,752
                                              -------

FABRICATED METAL - 0.6%
Crane Co.                               20        722
Harsco Corp.                            20      1,034
                                              -------
                                                1,756
                                              -------
FOOD & KINDRED PRODUCTS - 4.8%
Archer Daniels Midland Co.              47        766
IBP, Inc.                               95      5,682
Phillip Morris Co., Inc.                77      6,464
                                              -------
                                               12,912
                                              -------

FURNITURE & FIXTURES - 0.9%
Leggett & Platt, Inc.                   102     2,443
                                              -------

MACHINERY & COMPUTER EQUIPMENT - 4.3%
Applied Materials, Inc. (a)              15       772
Briggs and Stratton Corp.                47     1,890
Cisco Systems, Inc. (a)                  12       953
Gateway 2000, Inc. (a)                   34     1,128
Harnischfeger Industries, Inc.           95     2,992
Kysor Industrial Corp.                   41       963
Sun Microsystems, Inc. (a)               28     2,207
Toro Co.                                 20       583
                                              -------
                                               11,488
                                              -------


          Investment Portfolio/October 31, 1995
-------------------------------------------------------------

COMMON STOCKS - CONT.                       SHARES      VALUE
-------------------------------------------------------------
MANUFACTURING - CONT.
  MEASURING & ANALYZING INSTRUMENTS - 7.6%
  Boston Scientific Corp., (a)                  43   $  1,799
  Eastman Kodak Co.                             57      3,576
  Measurex Corp.                                37      1,128
  Medtronic, Inc.                              141      8,154
  Mentor Corp.                                  30        660
  St. Jude Medical, Inc.                        27      1,422
  Xerox Corp.                                   29      3,776
                                                     --------
                                                       20,515
                                                     --------

  MISCELLANEOUS MANUFACTURING - 0.6%
  Callaway Golf Co.                             95      1,559
                                                     --------
  PAPER & PAPER MILLS - 1.2%
  Mead Corp.                                    56      3,227
                                                     --------
  PETROLEUM REFINING - 0.9%
  Atlantic Richfield Co.                         7        769
  Kerr-McGee Corp.                              31      1,720
                                                     --------
                                                        2,489
                                                     --------
  PRIMARY METAL - 2.0%
  Aluminum Company of America                   27      1,367
  Carpenter Technology Corp.                    51      1,916
  Texas Industries, Inc.                        38      2,015
                                                     --------
                                                        5,298
                                                     --------
  PRINTING & PUBLISHING - 1.6%
  Central Newspapers, Inc.                      19        555
  New England Business Service, Inc.            27        514
  Reynolds & Reynolds Co.                       92      3,277
                                                     --------
                                                        4,346
                                                     --------
  RUBBER & PLASTIC - 3.3%
  Nike, Inc., Class B                          145      8,217
  Wynn's International, Inc.                    28        781
                                                     --------
                                                        8,998
                                                     --------
  TOBACCO PRODUCTS - 0.6%
  UST, Inc.                                     53      1,590
                                                     --------

  TRANSPORTATION EQUIPMENT - 3.8%
  Dana Corp.                                    96      2,450
  Polaris Industries, Inc.                      70      1,957
  Sundstrand Corp.                              70      4,312
  Varlen Corp.                                  54      1,439
                                                     --------
                                                       10,158
                                                     --------

                                      8


           Investment Portfolio/October 31, 1995
-------------------------------------------------------

MINING & ENERGY - 0.4%
  METAL MINING
  Cleveland-Cliffs, Inc.                   29   $ 1,073
                                                -------
-------------------------------------------------------
RETAIL TRADE - 5.7%
  APPAREL & ACCESSORY STORES - 0.2%
  Claire's Stores, Inc.                    28       548
                                                -------
  FOOD STORES - 1.3%
  General Nutrition Companies, Inc.(a)    143     3,552
                                                -------
  GENERAL MERCHANDISE STORES - 1.1%
  Federated Department Stores, Inc.(a)     59     1,502
  Staples, Inc.(a)                         52     1,387
                                                -------
                                                  2,889
                                                -------
  HOME FURNISHINGS & EQUIPMENT - 1.4%
  Circuit City Stores, Inc.               115     3,841
                                                -------
  MISCELLANEOUS RETAIL - 0.4%
  Arbor Drugs, Inc.                        56     1,013
                                                -------
  RESTAURANTS - 1.3%
  Buffets, Inc.(a)                         46       577
  Daka International, Inc.(a)              29       881
  Marriott International, Inc.             36     1,339
  McDonald's Corp.                         16       668
                                                -------
                                                  3,465
                                                -------
-------------------------------------------------------
SERVICES - 7.5%
  BUSINESS SERVICES - 6.3%
  CUC International Inc.(a)                36     1,257
  Computer Associates International, Inc.  39     2,170
  HBO & Co.                                13       941
  National Data Corp.                      29       771
  Omnicom Group, Inc.                      62     3,973
  Peoplesoft, Inc.(a)                      16     1,342
  Sterling Software, Inc.(a)               78     3,575
  System Software Associates, Inc.         99     3,063
                                                -------
                                                 17,092
                                                -------
  HEALTH SERVICES - 0.3%
  Surgical Care Affiliates, Inc.           26       770
                                                -------
  PERSONAL SERVICES - 0.9%
  Service Corp. International              60     2,416
                                                -------
-------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 7.7%
  AIR TRANSPORTATION - 3.0%
  Federal Express Corp.(a)                 97     7,966
                                                -------


                 Investment Portfolio/October 31, 1995

-----------------------------------------------------------------------------
COMMON STOCKS - CONT.                                      SHARES       VALUE
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 COMMUNICATIONS - 1.3%
 Century Telephone Enterprises, Inc.                          26     $    763
 Cincinnati Bell, Inc.                                        74        2,171
 Citicasters, Inc. (a)                                        17          522
                                                                     --------
                                                                        3,456
                                                                     --------
 ELECTRIC SERVICES - 1.6%
 Unicom Corp.                                                133        4,369
                                                                     --------

 GAS SERVICES - 0.2%
 Enron Corp.                                                  14          495
                                                                     --------

 TRANSPORTATION SERVICES - 1.6%
 GATX Corp.                                                   94        4,446
                                                                     --------
-----------------------------------------------------------------------------
WHOLESALE TRADE - 3.0%
 DURABLE GOODS - 1.8%
 Anixter International, Inc. (a)                              32          604
 Marshall Industries (a)                                      31        1,103
 Pioneer Standard Electronics, Inc.                          221        3,064
 Ultramed, Inc. (a)(b)                                       450          104
                                                                     --------
                                                                        4,875
                                                                     --------

 NONDURABLE GOODS - 1.2%
 Bergen Brunswig Corp., Class A                               95        1,970
 Foxmeyer Corp. (a)                                           59        1,341
                                                                     --------
                                                                        3,311
                                                                     --------

 TOTAL INVESTMENTS (cost of $193,564)(c)                              245,592
                                                                     --------

 SHORT-TERM OBLIGATIONS - 11.0%                              PAR
 ----------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust Securities
 Corp., dated 10/31/95, due 11/01/95 at 5.875% collateralized by
 U.S. Treasury notes with various maturities to 1997, market
 value $30,219 (purchase proceeds $29,598)               $29,593       29,593
                                                                      -------

 OTHER ASSETS & LIABILITIES, NET - (2.1)%                              (5,509)
 ----------------------------------------------------------------------------
 NET ASSETS - 100.0%                                                 $269,676
                                                                     --------

 NOTES TO INVESTMENT PORTFOLIO:
 ----------------------------------------------------------------------------

(a) Non-income producing.
(b) Ultramed, Inc. is a restricted security which was acquired on August 14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents
    0.0% of the Fund's net assets at October 31, 1995.
(c) Cost for federal income tax purposes is $193,724.

See notes to financial statements.

                  STATEMENT OF ASSETS & LIABILITIES
                          OCTOBER 31, 1995
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $193,564)                               $245,592
Short-term obligations                                               29,593
                                                                   --------
                                                                    275,185

Receivable for:
 Fund shares sold                                  $  686
 Investments sold                                     216
 Dividends                                            163
 Interest                                               5
 Foreign tax reclaims                                   4
Other                                                   8             1,082
                                                   ------          --------
  Total Assets                                                      276,267

LIABILITIES
Payable for:
 Investments purchased                              5,553
 Fund shares repurchased                            1,004
Accrued:
 Deferred Trustees fees                                 2
 Other                                                 32
                                                   ------
  Total Liabilities                                                   6,591
                                                                   --------

NET ASSETS                                                         $269,676
                                                                   ========

Net asset value & redemption price per share -
Class A ($194,393/12,041)                                          $  16.14
                                                                   ========
Maximum offering price per share - Class A
($16.14/0.9425)                                                    $  17.12(a)
                                                                   ========
Net asset value & offering price per share -
Class B ($75,283/4,694)                                            $  16.04(b)
                                                                   ========
COMPOSITION OF NET ASSETS
Capital paid in                                                    $196,319
Undistributed net investment income                                     582
Accumulated net realized gain                                        20,750
Net unrealized appreciation (depreciation)
 during the period on:
 Investments                                                         52,028
 Foreign currency transactions                                           (3)
                                                                   --------
                                                                   $269,676
                                                                   ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                        STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                             $ 4,525
Interest                                                                  890
                                                                      -------
  Total investment income (net of nonrebatable
  foreign taxes withheld at source which
  amounted to $18)                                                      5,415

EXPENSES
Management fee                                             $ 1,148
Service fee -- Class A                                         376
Service fee -- Class B                                         149
Distribution fee -- Class B                                    450
Transfer agent                                                 682
Bookkeeping fee                                                 89
Trustees fee                                                    20
Custodian fee                                                   14
Audit fee                                                       40
Legal fee                                                       10
Registration fee                                                23
Reports to shareholders                                         13
Other                                                           29      3,043
                                                           -------    -------
    Net Investment Income                                               2,372

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                 20,785
Foreign currency transactions                                   (2)
                                                           -------
    Net Realized Gain                                                  20,783

Net unrealized appreciation during the
period on:
Investments                                                 34,829
Foreign currency transactions                                    2
                                                           -------
    Net Unrealized Gain                                                34,831
                                                                      -------
      Net Gain                                                         55,614
                                                                      -------
Net Increase in Net Assets From Operations                            $57,986
                                                                      =======

See notes to financial statements.

               STATEMENT OF CHANGES IN NET ASSETS


                                                  Year ended
(in thousands)                                    October 31
                                             --------------------
INCREASE (DECREASE) IN NET ASSETS              1995       1994
Operations:
Net investment income                        $  2,372   $  1,094
Net realized gain                              20,783     18,261
Net unrealized appreciation (depreciation)     34,831    (13,720)
                                             --------   --------
   Net Increease from Operations               57,986      5,635
Distributions:
From net investment income - Class A           (1,927)      (811)
From net realized gains - Class A             (13,715)   (16,747)
From net investment income - Class B             (276)        -
From net realized gains - Class B              (4,637)    (4,174)
                                             --------   --------
                                               37,431    (16,097)
                                             --------   --------
Fund Share Transactions:
Receipts for shares sold - Class A             83,053     67,549
Value of distributions reinvested - Class A    13,678     15,244
Cost of shares repurchased - Class A          (90,175)   (79,333)
                                             --------   --------
                                                6,556      3,460
                                             --------   --------
Receipts for shares sold - Class B             27,663     37,440
Value of distributions reinvested - Class B     4,705      3,963
Cost of shares repurchased - Class B          (20,392)   (26,955)
                                             --------   --------
                                               11,976     14,448
                                             --------   --------
   Net Increase from Fund Share Transactions   18,532     17,908
                                             --------   --------
      Total Increase                           55,963      1,811


NET ASSETS:
Beginning of period                           213,713    211,902
                                             --------   --------
End of period (including undistributed net
   invesetment income of $582 and $413,
   respectively)                             $269,676   $213,713
                                             ========   ========

NUMBER OF FUND SHARES
Sold - Class A                                  5,863      4,866
Issued for distribution reinvested - Class A    1,139      1,120
Repurchased - Class A                          (6,410)    (5,688)
                                             --------   --------
                                                  592        298
                                             --------   --------
Sold - Class B                                  1,988      2,708
Isued for distributions reinvested - Class B      395        292
Repurchased - Class B                          (1,507)    (1,947)
                                             --------   --------
                                                  876      1,053
                                             --------   --------

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION: Colonial Growth Shares Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end
management investment company.   The Fund may issue an unlimited number of
shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities, for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses, (other than the Class A and Class B service fee and Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, net investment income per share data reflects the service fee applicable to both Class A and Class B shares and the distribution fee applicable to Class B shares only.

Class A and Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to both Class A and Class B and by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

                 Notes to Financial Statements/October 31, 1995

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gain (loss) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

                 Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
-------------------------------------------------------------------------------
The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the in-vestment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets during the preceding twelve months. The fee is subject to a maximum performance adjustment, determined monthly, of +/- 1/12 of 0.20% based on the comparative experience of the Fund and the Standard and Poor's Index of 500 common stocks during the preceding twelve months. For the year ended October 31, 1995, the total fee included a downward performance adjustment of $128,408.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $48,107 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $169,878 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment of a service fee to to the Distributor as follows:

  Value of shares outstanding on the
 20th of each month which were issued           Annual Fee Rate
 ------------------------------------           ---------------
 Prior to April 1, 1989.......................      0.15%
 On or after April 1, 1989....................      0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

                 Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $195,666,326 and $211,123,404, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for federal income tax purposes was:

 Gross unrealized appreciation                $   55,213,059
 Gross unrealized depreciation                    (3,344,807)
                                              --------------
         Net unrealized appreciation          $   51,868,252
                                              ==============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                            FINANCIAL HIGHLIGHTS (a)


Selected data for a share of each class outstanding throughout each period are as follows:



                                                         Year ended October 31
                                               -------------------------------------------
                                                      1995                     1994
                                               Class A     Class B     Class A     Class B
                                               -------     -------     -------     -------
Net asset value -
   Beginning of period                         $14.020     $13.940      $15.240    $15.180
                                               -------     -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.174       0.065        0.096     (0.008)
Net realized and
unrealized gain                                  3.326       3.317        0.275      0.288
                                               -------     -------      -------    -------
   Total from Investment
      Operations                                 3.500       3.382        0.371      0.280
                                               -------     -------      -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.165)     (0.067)      (0.071)       ---
From net realized gains                         (1.215)     (1.215)      (1.520)    (1.520)
                                               -------     -------      -------    -------
Total Distributions
   Declared to Shareholders                     (1.380)     (1.282)      (1.591)    (1.520)
                                               -------     -------      -------    -------
Net asset value -
   End of period                               $16.140     $16.040      $14.020    $13.940
                                               -------     -------      -------    -------
Total return (d)                                 28.44%      27.50%        2.78%      2.12%
                                               -------     -------      -------    -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.12%(e)    1.90%(e)     1.22%      1.97%
Net investment income                             1.24%(e)    0.46%(e)     0.69%     (0.06)%
Portfolio turnover                                  92%         92%         121%       121%
Net assets at end
of period (000's)                             $194,393     $75,283     $160,495    $53,218


(a) Per share data was calculated using average shares outstanding during the period. For the years ended 1992 and 1991 per share data was calculated using the SEC method.
(b) The Fund changed its fiscal year end from March 31 to October 31 in 1992.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if any, had no impact on the Fund's gross expense ratio.
(f)    Not annualized.
(g)    Annualized.

Year ended October 31           Period ended October 31        Year ended March 31
---------------------           -----------------------        -------------------
        1993                            1992 (b)                 1992         1991
 Class A   Class B              Class A      Class B (c)       Class A     Class A
 -------   -------              -------      -------           -------     -------
$ 13.830   $13.780             $ 14.240       $13.570         $ 12.800     $ 12.010
--------   -------             --------       -------         --------     --------
   0.110     0.001                0.066        (0.002)           0.168        0.221

   2.240     2.244                0.074         0.212            1.502        1.059
--------   -------             --------       -------         --------     --------
   2.350     2.245                0.140         0.210            1.670        1.280
--------   -------             --------       -------         --------     --------
  (0.095)      ---               (0.093)          ---           (0.183)      (0.210)
  (0.845)   (0.845)              (0.457)          ---           (0.047)      (0.280)
--------   -------             --------       -------         --------     --------
  (0.940)   (0.845)              (0.550)          ---           (0.230)      (0.490)

$ 15.240   $15.180             $ 13.830       $13.780         $ 14.240     $ 12.800
--------   -------             --------       -------         --------     --------
   17.79%    16.99%                1.02% (f)     1.55%(f)        13.24%       10.95%
--------   -------             --------       -------         --------     --------

    1.19%     1.94%                1.19% (g)     1.94%(g)         1.18%        1.03%
    0.64%    (0.11)%               0.83% (g)     0.08%(g)         1.24%        1.94%
      66%       66%                  68% (g)       68%(g)           38%          37%

$169,913   $41,989             $150,260       $26,364         $149,341     $134,055

Federal Income Tax Information (unaudited)

100% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995 qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
   COLONIAL GROWTH SHARES FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Growth Shares Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995




                       COLONIAL TRUST III

    Cross Reference Sheet (Colonial Federal Securities Fund)

Item Number of Form N-1A       Location or Caption in the
                               Statement of Additional
                               Information
Part B
10.                            Cover Page

11.                            Table of Contents

12.                            Not Applicable

13.                            Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other Investment Policies;
                               Portfolio Turnover; Miscellaneous
                               Investment Practices

14.                            Fund Charges and Expenses;
                               Management of the Funds

15.                            Fund Charges and Expenses

16.                            Fund Charges and Expenses;
                               Management of the Funds

17.                            Fund Charges and Expenses;
                               Management of the Funds

18.                            Shareholder Meetings

19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                               Programs/Investor Services;
                               Programs for Reducing or
                               Eliminating Sales Charge; How to
                               Sell Shares; How to Exchange
                               Shares

20.                            Taxes

21.                            Fund Charges and Expenses;
                               Management of the Colonial Funds

22.                            Fund Charges and Expenses;
                               Investment Performance;
                               Performance Measures

23.                            Independent Accountants

                        COLONIAL FEDERAL SECURITIES FUND
                      Statement of Additional Information

                                  February 28, 1996


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Federal Securities Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 1996. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS
           Part 1                                 Page

           Definitions
           Investment Objective and Policies
           Fundamental Investment Policies
           Other Investment Policies
           Portfolio Turnover
           Fund Charges and Expenses
           Investment Performance
           Custodian
           Independent Accountants


           Part 2


           Miscellaneous Investment Practices
           Taxes
           Management of the Colonial Funds
           Determination of Net Asset Value
           How to Buy Shares
           Special Purchase Programs/Investor Services
           Programs for Reducing or Eliminating Sales Charges
           How to Sell Shares
           Distributions
           How to Exchange Shares
           Suspension of Redemptions
           Shareholder Meetings
           Performance Measures
           Appendix I
           Appendix II


FS--16/760B-0296

                                     Part 1
                        COLONIAL FEDERAL SECURITIES FUND
                       Statement of Additional Information

                                February 28, 1996

DEFINITIONS

      "Trust"      Colonial Trust III
      "Fund"       Colonial Federal Securities Fund
      "Adviser"    Colonial Management Associates, Inc., the Fund's investment adviser
      "CISI"       Colonial Investment Services, Inc., the Fund's distributor
      "CISC"       Colonial Investors Service Center, Inc., the Fund's
                      shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:



         Short-Term Trading
         Zero Coupon  Securities
         Money Market  Instruments
         Forward  Commitments
         Mortgage  Dollar  Rolls
         Repurchase  Agreements
         Options on Securities (excluding purchasing call options) Futures Contracts and Related Options (financial futures only)


Except  as  described  under  "Fundamental   Investment  Policies,"  the  Fund's
investment policies are not fundamental and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3.      Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.   Have a short  securities  position,  unless the Fund owns,  or owns  rights
     (exercisable   without  payment)  to  acquire,  an  equal  amount  of  such securities;

3. Own securities of any company if the Fund knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;

5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;

6.   Pledge more than 33% of its total assets;

7. Purchase any security, if, as a result of such purchase, more than 10% of its total assets would be invested in securities which are restricted as to disposition;

8. Purchase or sell real estate (including limited partnership interests) although it may purchase and sale (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate; provided, however, that nothing in this restriction shall limit the Fund's ability to acquire or take possession of or sell real estate which it has obtained as a result of enforcement of its rights and remedies in connection with securities otherwise permitted to acquire.

9. Purchase or retain securities of any open-end investment company (although its fundamental policies would permit it to purchase such securities under certain circumstances), purchase any warrants, purchase any put option, long futures contract or long option on a futures contract if at the date of purchase realized net losses from investments in such securities during the fiscal year to date exceed 5% of the Fund's average net assets during such period, write any covered put options on U.S. government securities if as a result the Fund would then have more than 50% of its total assets (taken at current value) subject to being invested upon the exercise of put options or invest more than 25% of the Fund's total assets in call and put options on securities or on interest rate indexes. In addition, while the Fund's fundamental policies permit it to borrow money for leverage purposes which would involve greater risks and costs, the Fund has undertaken with state securities authorities that so long as shares of the Fund are registered for sale in their states, the Fund will not borrow for leverage purposes; and

10. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

PORTFOLIO TURNOVER


                                        Year ended October 31
                                  1995                      1994
                                  171%                      121%


FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund, as follows:

                      Average Daily Net Assets                Annual Fee Rate
                          First $1 billion                         0.65%
                          Next $1 billion                          0.60%
                          Next $1 billion                          0.50%
                          Over $3 billion                          0.40%


Recent Fees paid to the Adviser, CISI and CISC (in thousands)

                                                         Year ended October 31
                                               1995            1994             1993
                                               ----            ----             ----
Management fee                               $8,424          $9,805           $11,421
Bookkeeping fee                                 440             497               564
Shareholder service and transfer agent fee     2,881           3,322            4,181
12b-1 fees:
    Service fee                                3,298           3,870             4,550
    Distribution fee (Class B)                   558             543               367



Brokerage Commissions (in thousands)


                                                         Year ended October 31
                                               1995            1994              1993
                                               ----            ----              ----
Total commissions                              $52             $115              $96
Directed transactions( a)                        0                0                0
Commissions on directed transactions             0                0                0

(a) See "Management of the Colonial Funds-Portfolio Transactions-Brokerage and research services" in Part 2 of this SAI.

Trustees Fees

For the fiscal year ended October 31, 1995, and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as
Trustees:


                                                                                           Total Compensation
                             Aggregate                                                     From Trust and
                             Compensation         Pension or                               Fund Complex Paid To
                             From Fund For The    Retirement Benefits  Estimated Annual    The Trustees For The
                             Fiscal Year Ended    Accrued As Part of   Benefits Upon       Calendar Year Ended
Trustee                      October 31, 1995     Fund Expense         Retirement          December 31, 1995(b)
-------                      ----------------     ------------------   -----------------   --------------------
Robert J. Birnbaum            $4,488                                                        $  71,250
Tom Bleasdale                  7,124 (c)          -----                 -----               $  98,000 (d)
Lora S. Collins                7,084              -----                 -----               $  91,000
James E. Grinnell              4,485                                                        $  71,250
William D. Ireland, Jr.        7,841              -----                 -----               $113,000
Richard W. Lowry               4,489                                                        $  71,250
William E. Mayer               6,618              -----                 -----               $  91,000
John A. McNeice, Jr.               0              -----                 -----               -----
James L. Moody, Jr.            7,721 (e)          -----                 -----               $94,500 (f)
John J. Neuhauser              6,618              -----                 -----               $91,000
George L. Shinn                7,433              -----                 -----               $102,500
Robert L. Sullivan             7,291              -----                 -----               $101,000
Sinclair Weeks, Jr.            8,104              -----                 -----               $112,000


(b) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(c)    Includes $3,499 payable in later years as deferred compensation.
(d)    Includes $49,000 payable in later years as deferred compensation.
(e)    Includes $5,688 payable in later years as deferred compensation.
(f) Total compensation of $94,500 for the calendar year ended December 31, 1995, will be payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds
II) for the period January 1, 1995 through March 26, 1995 (g):


                           Total Compensation From     Total Compensation
                           Liberty Funds II For The    From Liberty Funds I For
                           Period January 1, 1995      The Calendar Year Ended
Trustee                    through March 26, 1995      December 31, 1995 (h)
-------                    ----------------------      ---------------------

Robert J. Birnbaum(i)        $2,900                      $16,675
James E. Grinnell (i)         2,900                       22,900
Richard W. Lowry(i)           2,900                       26,250 (j)


(g) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized as a new portfolio of Colonial Trust III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II and continue to serve as Trustees of Liberty Funds I.

(h) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

(i)  Elected as a Trustee of the Colonial Funds complex on April 21, 1995.

(j) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At
     December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.


Ownership of the Fund

At January 31, 1996, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.


At January 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561, New Brunswick, NJ 08989-0561 owned XXX% of the Fund's outstanding Class A shares and Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive E., Jacksonville, FL 32216 owned XXX% of the Fund's outstanding Class B shares.


At January 31, 1996, there were 56,193 Class A and 3,291 Class B recordholders of the Fund.


Sales Charges (for the fiscal year ended October 31)(in thousands)

                                                          Class A Shares
                                                   1995        1994        1993
                                                   ----        ----        ----
Aggregate initial sales charges on Fund share sales $425       $691      $1,229
Initial sales charges retained by CISI              $ 49       $ 80        $141

                                                          Class B Shares
Aggregate contingent deferred sales charges (CDSC)
 on Fund redemptions retained by CISI              $316        $273        $126

12b-1 Plans, CDSCs and Conversion of Shares

The Fund offers three classes of shares - Class A, Class B and Class D. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of average net assets attributed to each Class of shares and a distribution fee at an annual rate of 0.75% of average net assets attributed to Class B and Class D shares. CISI may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of CISI's expenses, CISI may realize a profit from the fees. The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class D shares are offered at net asset value plus a 1.00% initial sales charge and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions on or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Approximately eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, having an equal value, which are not subject to the distribution fee.


Sales-related expenses (in thousands) of CISI relating to the Fund, were:

                                                                                  Year ended October 31, 1995
                                                                              Class A Shares       Class B Shares
Fees to FSFs                                                                      $3,171              $616
Cost of sales material relating to the Fund (including printing and mailing       $  101              $ 43
expenses)
Allocated travel, entertainment and other promotional expenses (including         $  306              $ 78
advertising)

INVESTMENT PERFORMANCE

The Fund's Class A and Class B yields for the month ended October 31, 1995, were 5.84% and 5.38%, respectively.


The Fund's average annual total returns at October 31, 1995 were:

                                                                               Class A Shares
                                                                 1 year              5 years       10 years
                                                                 ------              -------       --------
With sales charge of 4.75%                                       11.27%               8.51%          8.70%
Without sales charge                                             16.82%               9.57%          9.23%

                                                                               Class B Shares
                                                                                          Period June 8, 1992
                                                                                           (commencement of
                                                                                        investment operations)
                                                               1 year                  through October 31, 1995
                                                               ------                  -------------------------
With applicable CDSC                                          10.96% (5.00% CDSC)            6.55% (3.00% CDSC)
Without CDSC                                                  15.96%                         7.30%

The Fund's Class A and Class B distribution rates at October 31, 1995, based on the latest month's distributions, annualized, and the maximum offering price at the end of the period, were 6.12% and 5.68%, respectively .


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights included in the Prospectus have been so included in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 6 through 20 of the October 31, 1995 Annual Report are incorporated in this SAI by reference.

                              INVESTMENT PORTFOLIO

                         OCTOBER 31, 1995 (IN THOUSANDS)

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 134.6%                                        PAR            VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 85.0%
                         MATURITIES
    COUPON                 FROM/TO
    ------               ----------
Federal Home Loan Mortgage Corp.:
     7.500%                   2016                       $  1,450       $  1,462
     8.000%              2003-2016                          5,748          5,918
     8.500%              2007-2010                          4,812          5,009
     8.750%              2004-2010                          2,022          2,089
     9.000%              2001-2022(a)                       9,248          9,695
     9.250%              2008-2016                          7,175          7,480
     9.500%              2004-2016                          3,008          3,196
     9.750%              2008-2016                          1,188          1,244
    10.000%                   2019                          3,526          3,833
    10.250%              2009-2010                            793            858
    10.500%              2017-2020                          2,875          3,165
    11.250%              2003-2016                          2,830          3,145
    11.500%                   2015                            159            178
    12.000%                   2013                            128            143
                                                                        --------
                                                                          47,415
                                                                        --------

Collateralized Mortgage Obligation:
     5.000%                   2013                         10,558          9,839
     6.500%                   2014                         18,550         17,819
     6.750%              2020-2021                         26,878         26,303
     8.500%                   2021                          2,775          2,833
     8.750%                   2020(a)                      15,900         16,606
                                                                        --------
                                                                          73,400
                                                                        --------

Federal National Mortgage Association:
     6.000%              2024-2025(b)                      39,631         37,612
     6.240%                   2000                         19,600         19,806
     6.500%              2003-2024(b)                     379,362        373,601
     7.000%              2010-2025(a)(b)                  277,529        275,740
     7.500%              2006-2011                         19,266         19,664
     8.000%              2008-2009                          4,239          4,384
     8.250%              2008-2011(a)                       1,987          2,036
     8.500%              2008-2017                          8,130          8,504
     9.000%              2002-2021(a)                      30,528         32,061
     9.500%              2008-2018                          2,669          2,823
    10.500%                   2004                            126            139
                                                                        --------
                                                                         776,370
                                                                        --------

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

                         MATURITIES
    COUPON                 FROM/TO
    ------               ----------
Government National Mortgage Association:
     6.500%              2023-2024(a)                   $103,148      $  100,312
     7.500%              2006-2007(a)                      1,481           1,522
     8.000%              2005-2008                           115             120
     9.000%              2008-2017(a)                     11,076          11,758
     9.500%              2009-2019(a)                     32,934          35,513
    10.000%              2000-2003(a)                        681             715
    10.500%              2013-2021                        22,339          24,747
    11.000%                   2010                             6               7
    11.500%              2013-2015(a)                         75              85
    11.750%              2013-2015                           395             443
    12.000%              2012-2015(a)                      1,242           1,432
    12.500%              2010-2015(a)                      8,487           9,924
    13.000%              2011-2015(a)                      3,505           4,129
                                                                      ----------
                                                                         190,707
                                                                      ----------

TOTAL GOVERNMENT AGENCIES (cost of $1,043,137)                         1,087,892
                                                                      ----------

GOVERNMENT OBLIGATIONS - 49.6%
U.S. Treasury bonds:
     7.125%              02/15/23(a)                      64,058          69,743
     7.625%              02/15/25(a)                       1,864           2,164
    12.000%              08/15/13(a)                     129,678         194,538
    12.750%              11/15/10(a)                      46,873          69,811
                                                                      ----------
                                                                         336,256
                                                                      ----------
U.S. Treasury notes:
     6.125%              07/31/00                         57,000          57,695
     6.125%              09/30/00                         47,103          47,684
     6.500%              08/15/05                         56,859          58,884
     7.500%              11/15/24(a)                       8,436           9,638
     7.875%              11/15/04(a)                      24,860          28,018
    10.375%              11/15/12(a)                      71,994          96,820
                                                                      ----------
                                                                         298,739
                                                                      ----------

TOTAL GOVERNMENT OBLIGATIONS (cost of $643,419)                          634,995
                                                                      ----------

TOTAL INVESTMENTS (cost of $1,686,556)(c)                              1,722,887
                                                                      ----------

SHORT-TERM OBLIGATIONS - 1.1%
--------------------------------------------------------------------------------
Repurchase agreement with Bankers Trust Securities
Corp. dated 10/31/95, due 11/01/95 at 5.875%,
collateralized by U.S. Treasury notes with various
maturities to 1997, market value $15,150
(repurchase proceeds $14,838)                           14,836            14,836
                                                                      ----------

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (35.7%)                             $ (457,628)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,280,095
                                                                      ----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $697,656, are being used to collateralize the delayed delivery purchases indicated in note (b) below and open futures contracts shown below.

(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(c)  Cost for federal income tax purposes is $1,686,703.


Short futures contracts open at October 31, 1995 are as follows:

                             Par value                               Unrealized
                             covered by          Expiration         depreciation
Type                         contracts            month             at 10/31/95
--------------------------------------------------------------------------------
U.S. Treasury bonds          $ 59,600            December              $3,258


See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1995



(in thousands except for per share amounts and footnotes)
--------------------------------------------------------------------------------

ASSETS
Investments at value (cost $1,686,556)                        $1,722,887
Short-term obligations                                            14,836
                                                              ----------
                                                               1,737,723
Receivable for:
  Interest                                        $ 17,871
  Investments sold                                     881
  Fund shares sold                                     773
Other                                                  917        20,442
                                                  --------    ----------
    Total Assets                                               1,758,165

LIABILITIES
Payable for:
  Investments purchased                            467,343
  Distributions                                      6,932
  Fund shares repurchased                            3,540
  Variation margin on futures                          168
Accrued:
  Deferred Trustees fees                                18
  Other                                                 69
                                                  --------
    Total Liabilities                                            478,070
                                                              ----------
NET ASSETS                                                    $1,280,095
                                                              ==========
Net asset value & redemption price per share -
Class A ($1,201,126/110,901)                                  $    10.83
                                                              ==========
Maximum offering price per share - Class A
($10.830/0.9525)                                              $    11.37(a)
                                                              ==========
Net asset value & offering price per share -
Class B ($78,969/7,292)                                       $    10.83(b)
                                                              ==========

COMPOSITION OF NET ASSETS
  Capital paid in                                             $1,486,883
  Overdistributed net investment income                           (6,970)
  Accumulated net realized loss                                 (232,891)
  Net unrealized appreciation (depreciation) on:
    Investments                                                   36,331
    Open futures contracts                                        (3,258)
                                                              ----------
                                                              $1,280,095
                                                              ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                         $101,503
Dollar roll fee income                                              6,974
                                                                 --------
                                                                  108,477

EXPENSES
Management fee                                    $  8,424
Service fee                                          3,298
Distribution fee - Class B                             558
Transfer agent                                       2,881
Bookkeeping fee                                        440
Trustees fee                                            65
Custodian fee                                          101
Audit fee                                               56
Legal fee                                               12
Registration fee                                        23
Reports to shareholders                                 22
Other                                                  155         16,035
                                                  --------       --------
  Net Investment Income                                            92,442
                                                                 --------
NET REALIZED & UNREALIZED GAIN (LOSS)
  ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                         31,009
Closed futures contracts                            (8,662)
                                                  --------
  Net Realized Gain                                                22,347
Net unrealized appreciation (depreciation)
  during the period on:
Investments                                        101,733
Open futures contracts                             (10,276)
                                                  --------
 Net Unrealized Appreciation                                       91,457
                                                                 --------
  Net Gain                                                        113,804
                                                                 --------
Net Increase in Net Assets From Operations                       $206,246
                                                                 ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)
--------------------------------------------------------------------------------

                                                                 Year ended
                                                                 October 31
                                                            ---------------------
                                                            1995             1994
                                                            ----             ----
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                       $   92,442       120,333
Net realized gain (loss)                                        22,347       (44,423)
Net unrealized appreciation (depreciation)                      91,457      (186,929)
                                                            ----------    ----------
 Net Increase (Decrease) from Operations                       206,246      (111,019)

Distributions:
From net investment income - Class A                           (85,675)     (107,338)
From net realized gains - Class A                               (3,434)           --
From net investment income - Class B                            (4,557)       (4,701)
From net realized gains - Class B                                 (183)           --
                                                            ----------    ----------
                                                               112,397      (223,058)
                                                            ----------    ----------
Fund Share Transactions:
Receipts for shares sold - Class A                              94,460        59,031
Value of distributions reinvested - Class A                     41,805        48,833
Cost of shares repurchased - Class A                          (319,215)     (352,589)
                                                            ----------    ----------
                                                              (182,950)     (244,725)
                                                            ----------    ----------

Receipts for shares sold - Class B                              18,308        28,089
Value of distributions reinvested - Class B                      2,478         2,451
Cost of shares repurchased - Class B                           (17,867)      (18,610)
                                                            ----------    ----------
                                                                 2,919        11,930
                                                            ----------    ----------

 Net Decrease from Fund Share Transactions                    (180,031)     (232,795)
                                                            ----------    ----------
  Total Decrease                                               (67,634)     (455,853)

NET ASSETS
Beginning of period                                          1,347,729     1,803,582
                                                            ----------    ----------
End of period (net of overdistributed net
 investment income of $6,970 and $8,191,
 respectively)                                              $1,280,095    $1,347,729
                                                            ==========    ==========
NUMBER OF FUND SHARES
Sold - Class A                                                   9,160         5,589
Issued for distributions reinvested - Class A                    4,058         4,598
Repurchased - Class A                                          (30,800)      (33,079)
                                                            ----------    ----------
                                                               (17,582)      (22,892)
                                                            ----------    ----------

  Sold - Class B                                                 1,772         2,600
  Issued for distributions reinvested - Class B                    240           232
  Repurchased - Class B                                         (1,727)       (1,768)
                                                            ----------    ----------
                                                                   285         1,064
                                                            ----------    ----------

See notes to financial statements.

                            STATEMENT OF CASH FLOWS

(in thousands)                                       Year ended October 31, 1995
                                                     ---------------------------
NET CHANGE IN CASH
Cash flows from operating activities:
Interest received                                     $   107,603
Operating expenses paid                                     8,121
Dollar roll fee income received                           (16,028)
                                                      -----------
   Net cash provided by operating act                                 $  99,696

Cash flows from investing activities:
Purchases of securities and short-term obligations     (6,028,562)
Proceeds from sales of securities and short-term
  obligations                                           6,225,441
Futures contracts                                         (18,770)
                                                      -----------
   Net cash provided by investing activities                            178,109
                                                                      ---------
NET CASH PROVIDED BY OPERATING AND
  INVESTING ACTIVITIES                                                  277,805

Cash flows from financing activities:
Proceeds from shares sold                                 112,555
Cost of shares repurchased                               (339,020)
Cash dividends paid                                       (51,340)
                                                      -----------
   Net cash used by financing activities                               (277,805)
                                                                      ---------

Net change in cash                                                            0
Cash - beginning of period                                                    0
                                                                      ---------
Cash - end of period                                                  $       0
                                                                      =========

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

Net increase in net
  assets resulting from operations                                    $ 206,246
Decrease in investments                               $   119,004
Decrease in interest and fees receivable                    6,714
Decrease in receivable from investment
  securities sold and futures contracts                   180,287
Decrease in payable for
  investment securities purchased                        (234,453)
Decrease in other assets                                       50
Decrease in accrued expenses and liabilities                  (43)
                                                      -----------
   Total                                                                 71,559
                                                                      ---------
Net cash provided by operating
  and investing activities                                            $ 277,805
                                                                      =========

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION:  Colonial Federal Securities Fund (the Fund), a series of
Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in other assets in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments as of October 31, 1995.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------

              Average Net Assets                  Annual Fee Rate
              ------------------                  ---------------
              First $1 billion..................      0.65%
              Next $1 billion...................      0.60%
              Over $2 billion...................      0.50%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

              Average Net Assets               Annual Fee Rate
              ------------------               ---------------
              First $50 million.............      No.charge
              Next $950 million.............       0.035%
              Next $1 billion...............       0.025%
              Next $1 billion...............       0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $48,872 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $315,596 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                  Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $1,990,117,930 and $2,070,205,578, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation            $46,267,118
           Gross unrealized depreciation            (10,083,383)
                                                    -----------
             Net unrealized appreciation            $36,183,735
                                                    ===========

Information regarding dollar roll transactions that are not in accordance with standard industry practices for settling purchases of investments are included in the debt table:

       Maximum amount outstanding during the period          $ 472,837,031
       Average amount outstanding during the period          $ 274,217,477
       Amount outstanding at October 31, 1995                $ 232,096,875

The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended October 31, 1995.

CAPITAL LOSS CARRYFORWARDS:   At October 31, 1995, capital loss
carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of                        Capital loss
             expiration                       carryforward
             ----------                       ------------
             1997...............              $ 84,080,000
             1998...............                22,515,000
             1999...............                36,282,000
             2000...............                   595,000
             2002...............                84,302,000
                                              ------------
                                              $227,774,000
                                              ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

Loss carryforwards are available to offset any future realized gains. If the Fund realizes and distributes to shareholders capital gains that are so offset, those distributions will be taxable to shareholders as ordinary income. If the Fund were to retain rather than distribute the gains, the gains would not be taxable to the Fund or shareholder.

                 Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------
OTHER: The Fund sells Treasury bond futures contracts to manage overall portfolio interest rate exposure and not for trading purposes. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or the underlying securities, or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended October 31
                                   ------------------------------------------------------------
                                             1995                            1994
                                     Class A         Class B         Class A         Class B
                                   ------------    ------------    ------------    ------------
Net asset value -
  Beginning of period                 $ 9.950         $ 9.950         $11.460         $11.460
                                      -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                   0.710           0.633           0.821           0.741
Net realized and
  unrealized gain (loss)                0.907           0.907          (1.560)         (1.560)
                                      -------         -------         -------         -------
   Total from Investment
    Operations                          1.617           1.540          (0.739)         (0.819)
                                      -------         -------         -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.709)         (0.632)         (0.771)         (0.691)
From net realized gains                (0.028)         (0.028)           ---             ---
From capital paid in (b)                 ---             ---             ---             ---
                                      -------         -------         -------         -------
Total Distributions
   Declared to Shareholders            (0.737)         (0.660)         (0.771)         (0.691)
                                      -------         -------         -------         -------
Net asset value -
   End of period                      $10.830         $10.830         $ 9.950         $ 9.950
                                      =======         =======         =======         =======
Total return (c)                        16.82%          15.96%          (6.57)%         (7.28)%
                                      =======         =======         =======         =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.17%           1.92%           1.16%           1.91%
Net investment income                    7.04%           6.29%           7.80%           7.05%
Portfolio turnover                        171%            171%            121%            121%
Net assets at end
  of period (in millions)             $ 1,201         $    79         $ 1,278         $    70


(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.247, $0.095 and $0.315, respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized.

                             Year ended October 31
 ----------------------------------------------------------------------------
              1993                            1992                    1991
    Class A          Class B         Class A         Class B  (a)    Class A
 ------------     -----------     -----------     -----------     -----------
    $10.750          $10.750         $10.800         $10.730         $10.420
    -------          -------         -------         -------         -------

      0.819            0.737           0.796           0.286           0.854

      0.739            0.739           0.157           0.095           0.671
    -------          -------         -------         -------         -------

      1.558            1.476           0.953           0.381           1.525
    -------          -------         -------         -------         -------

     (0.781)          (0.706)         (0.796)         (0.286)         (0.854)
     (0.067)          (0.060)           ---             ---             ---
       ---              ---           (0.207)         (0.075)         (0.291)
    -------          -------         -------         -------         -------

     (0.848)          (0.766)         (1.003)         (0.361)         (1.145)
    -------          -------         -------         -------         -------

    $11.460          $11.460         $10.750         $10.750         $10.800
    =======          =======         =======         =======         =======
      14.94%          14.11%           9.15%           3.47% (d)      15.33%
    =======          =======         =======         =======         =======


       1.17%           1.92%           1.24%           1.99% (e)       1.21%
       7.37%           6.62%           7.36%           6.61% (e)       8.05%
        252%            252%             18%             18%             11%

    $  1,736         $    68         $ 1,809         $    28         $ 2,028


-------------------------------------------------------------------------------
State Tax Information (unaudited)

An average of 35% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 50% of the Fund's distributions (44% of
gross income) was derived from interest on direct
investments in U.S. Treasury bonds, notes, and bills.
-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF COLONIAL FEDERAL
  SECURITIES FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Colonial Federal Securities Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995

                       COLONIAL TRUST III

            Cross Reference Sheet (The Colonial Fund)

Item Number of Form N-1A       Location or Caption in the
                               Statement of Additional
                               Information
Part B
10.                            Cover Page

11.                            Table of Contents

12.                            Not Applicable

13.                            Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other Investment Policies;
                               Portfolio Turnover; Miscellaneous
                               Investment Practices

14.                            Fund Charges and Expenses;
                               Management of the Funds

15.                            Fund Charges and Expenses

16.                            Fund Charges and Expenses;
                               Management of the Funds

17.                            Fund Charges and Expenses;
                               Management of the Funds

18.                            Shareholder Meetings

19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                               Programs/Investor Services;
                               Programs for Reducing or
                               Eliminating Sales Charge; How to
                               Sell Shares; How to Exchange
                               Shares

20.                            Taxes

21.                            Fund Charges and Expenses;
                               Management of the Colonial Funds

22.                            Fund Charges and Expenses;
                               Investment Performance;
                               Performance Measures

23.                            Independent Accountants


                        THE COLONIAL FUND
               Statement of Additional Information

                        February 28, 1996





This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of The Colonial Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 1996. The SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.



Part 1 of this SAI contains specific information about the Fund.
Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

Part 1                             Page
Definitions
Investment Objectives and Policies
Fundamental Investment Policies
Other Investment Policies
Portfolio Turnover
Fund Charges and Expenses
Investment Performance
Custodian
Independent Accountants



Part 2





Miscellaneous Investment Practices
Taxes
Management of the Colonial Funds
Determination of Net Asset Value
How to Buy Shares
Special Purchase Programs/Investor Services
Programs  for Reducing or Eliminating  Sales
Charges
How to Sell Shares
Distributions
How to Exchange Shares
Suspension of Redemptions
Shareholder Meetings
Performance Measures
Appendix I
Appendix II








TF-16/728B-0196


                             Part 1

                        THE COLONIAL FUND
               Statement of Additional Information


                        February 28, 1996




DEFINITIONS
          "Trust"   Colonial Trust III
          "Fund"    The Colonial Fund

          "Adviser" Colonial  Management Associates, Inc., the
                    Fund's investment adviser

          "CISI"    Colonial Investment Services Inc., the
                    Fund's distributor
          "CISC"    Colonial Investors Service Center, Inc., the
                    Fund's investor services and transfer agent

INVESTMENT OBJECTIVES AND POLICIES


The Fund's Prospectus describes its investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus.


      Short-Term Trading
      Foreign Securities
      Written Options (calls on common stock, puts and calls on foreign currencies)
      Foreign Currency Transactions
      Securities Loans
      Repurchase Agreements


Except as described under "Fundamental Investment Policies", the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.



FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote. Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3.   Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.


OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     Own securities of any company if the Fund knows that
3. officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6.   Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would then be invested in securities which are restricted as to disposition;
8. Purchase or sell real estate (including limited partnership interests) although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate; provided, however, that nothing in this restriction shall limit the Fund's ability to acquire or take possession of or sell real estate which it has obtained as a result of enforcement of its rights and remedies in connection with securities it otherwise is permitted to acquire; and
9. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.


PORTFOLIO TURNOVER


                       Years ended
                        October 31
                     1995       1994
                      66%        54%


FUND CHARGES AND EXPENSES


Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.55%.





Recent Fees paid to the Adviser, CISI and CISC (in thousands)




                         Years Ended October 31
                       1995      1994       1993
Management fee        $5,006    $4,102     $2,957
Bookkeeping fee          328       270        198
Shareholder service
 and transfer agent
 fee                   2,685     2,143      1,556
12b-1 fees:
 Service fee(Class A)  1,379     1,661        963

 Service fee (Class B)   749
 Distribution fee
  (Class B)            2,254     1,528        470




Brokerage Commissions (in thousands)


                     1995       1994    1993
Total commissions    $ 1,471    $1,080  $   329
Directed
  transactions(a)    $19,414    $66,091 $68,445
Commissions on
  directed
  transactions       $    29    $    90 $   101








(a) See "Management of the Colonial Funds-Portfolio
    Transactions-Brokerage and Research Services" in Part 2 of this SAI.



Trustees Fees
For the fiscal year ended October 31, 1995, and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as Trustees:


                                                             Total
                                                             Compensation
                                                             From Trust
                       Aggregate    Pension or               and Fund Complex
                       Compensation Retirement               Paid To The
                       From Fund    Benefits     Estimated   Trustees For
                       for Fiscal   Accrued As   Annual      Calendar
                       Year Ended   Part of      Benefits    Year Ended
                       October      Fund         Upon        December 31,
Trustee                31, 1995     Expense      Retirement  1995(b)

Robert J. Birnbaum     $3,233                                $ 71,250
Tom Bleasdale           4,945 (c)  -----        -----          98,000 (d)
Lora S. Collins         4,883      -----        -----          91,000
James E. Grinnell       3,229                                  71,250
William D. Ireland, Jr. 5,453      -----        -----         113,000
Richard W. Lowry        3,230                                  71,250
William E. Mayer        4,598      -----        -----          91,000
John A. McNeice, Jr.        0      -----        -----           ----
James L. Moody, Jr.     5,340(e)   -----        -----          94,500 (f)
John J. Neuhauser       4,598      -----        -----          91,000
George L. Shinn         5,102      -----        -----         102,500
Robert L. Sullivan      5,081      -----        -----         101,000
Sinclair Weeks, Jr.     5,663      -----        -----         112,000




(b) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(c) Includes $2,456 payable in later years as deferred compensation.
(d) Includes $49,000 payable in later years as deferred compensation.
(e) Includes $4,054 payable in later years as deferred compensation.
(f) Total compensation of $94,500 for the calendar year ended December 31, 1995 will be payable in later years as deferred compensation.





The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995 (g):





                                                  Total
                                                  Compensation
                                                  From Liberty
                         Total Compensation       Funds I For
                         From Liberty Funds       The Calendar
                         II For The Period        Year Ended
                         January 1, 1995          December 31,
Trustee                  through March 26, 1995   1995 (h)


Robert J. Birnbaum(i)    $2,900                    $16,675
James E. Grinnell(i)      2,900                     22,900
Richard W. Lowry(i)       2,900                     26,250 (j)





(g) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial
     Trust VII) were merged into existing Colonial funds and a fifth was reorganized as a new portfolio of the Trust. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and
     Lowry served as Trustees of Liberty Funds II and continue to serve as Trustees of Liberty Funds I.
(h) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO).
     LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).
(i) Elected as a Trustee of the Colonial Funds complex on April 21, 1995.
(j) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty
     Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and
     Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.





Ownership of the Fund


At January 31, 1996, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Class A and Class B shares then outstanding. Also on January 31, 1996 the officers and Trustees of the Trust as a group beneficially owned 658,817 Class Z shares representing 54.87% of the then outstanding shares. Messrs. Scoon and Stern, who are officers of the Trust, held 646,488 Class Z shares, representing 53.84% of the then outstanding shares. This holding consisted entirely of shares held by them as co-Trustees of The Colonial Group, Inc. Profit-Sharing Plan with respect to which they share investment and voting power.



At January 31, 1996, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Class B shares.





At January 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, 4800
Deer Lake Drive, Jacksonville, FL 32216 owned of record 2,568,157
Class B shares representing 5.77% of the then outstanding shares of such Class.





At January 31, 1996, Liberty Northwest Insurance Corporation, 825
N.E. Multnomah Street, Suite 2000, Portland, OR 97232 owned of record 541,939 Class Z shares representing 45.13% of the then outstanding shares of such Class.





At January 31, 1996 there were 45,439 Class A, 33,155 Class B and
3 Class Z and no Class D shareholders of record of the Fund.



Sales Charges (in thousands)



                           Class A Shares
                       Years ended October 31
                       1995    1994    1993
Aggregate initial
 sales charges on Fund
 share sales           $1,202  $2,500  $2,382

Initial sales charges
 retained by CISI      $  190  $  255  $  378






                       Class B Shares

                       1995  1994  1993

Aggregate contingent
 deferred sales
 charges (CDSC)on Fund
 redemptions
 retained by CISI      $878  $513  $66




12b-1 Plans, CDSCs and Conversion of Shares


The Fund offers four classes of shares - Class A, Class B, Class D and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 plans (Plans) pursuant to Rule 12b-1 under the Act for Classes A, B and D. Under the Plans, the Fund pays CISI an annual service fee of 0.15% of the Fund's average net assets attributable to Class A shares outstanding prior to April 1, 1989 and 0.25% of the Fund's average net assets attributable to shares of each Class issued thereafter. The Fund also pays CISI a distribution fee not to exceed 0.75% of average net assets attributable to its Class B and Class D shares. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms
(FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of CISI's expenses, CISI may realize a profit from the fees.





The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.



The Trustees believe the Plans could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years of purchase. Class D shares are offered at net asset value plus a 1.00% initial sales charge and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.





No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.





Approximately eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.






Sales-related expenses (dollars in thousands) of CISI relating to the Fund for the fiscal year ended October 31, 1995, were as follows:



                        Class A  Class B
Fees to FSFs            $1,337   $2,513
Cost of sales
 material relating to
 the Fund (including
 printing and mailing
 expenses)              $  107   $  171
Allocated travel,
 entertainment and
 other promotional
 expenses (including
 advertising)           $  220   $  333


INVESTMENT PERFORMANCE


The Fund's Class A, Class B and Class Z yields for the month ended October 31, 1995 were 1.92%, 1.29% and 0.00%, respectively.





The Fund's Class A average annual total returns at October 31,
1995 were as follows:





                         1 year  5 years  10 years

With  sales  charge  of
  5.75%                  14.72%  14.86%   12.80%
Without sales charge     21.72%  16.23%   13.47%






The Fund's Class B total returns at October 31, 1995 were as follows:




                                              May 5, 1992
                                            (Class B shares
                                           initially offered)
                       1 year           through October 31, 1995

With applicable
  CDSC                 15.84% (5.00% CDSC)    10.28% (3.00% CDSC)
Without CDSC           20.84%                 10.95%






The Funds Class Z total return at October 31, 1995 was as follows:





              July 31, 1995 (Class Z
                 shares initially
                     offered)
             through October 31, 1995
                       2.02%






The Fund's Class A, Class B and Class Z distribution rates at October 31, 1995, based on the previous calendar quarter's distributions, annualized, and the maximum offering price at the end of the quarter, were 1.90%, 1.27% and 2.17%, respectively.



See   Part  2  of  this  SAI,  "Performance  Measures,"  for  how calculations are made.

CUSTODIAN
Boston  Safe  Deposit and Trust Company is the Fund's  custodian.
The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price  Waterhouse  LLP  are  the Fund's  independent  accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.



The financial statements and Report of Independent Accountants appearing on pages 6 through 25 of the October 31, 1995 Annual
Report, are incorporated in this SAI by reference.

                             INVESTMENT PORTFOLIO
                       OCTOBER 31, 1995 (IN THOUSANDS)

COMMON STOCKS - 83.4%                          COUNTRY     SHARES     VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 0.7%
 BUILDING CONSTRUCTION - 0.5%
 Koninklijke Volker Stevin NV                    Ne           74     $ 4,772
 Lennar Corp.                                                 32         736
                                                                      ------
                                                                       5,508
                                                                      ------
 HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION  - 0.2%
 Cubiertas y Mzov SA                             Sp           20       1,169
 Enterprise Jean Lefebvre SA                     Fr            7         451
                                                                      ------
                                                                       1,620
                                                                      ------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 15.3%
  DEPOSITORY INSTITUTIONS - 3.9%
  Banco de Santander SA                          Sp           18         785
  Bank of Boston Corp.                                        56       2,492
  Bank of Montreal                               Ca          398       8,815
  Banque Nationale de Belgique                   Be            1       1,582
  Canadian Imperial Bank of Commerce             Ca          273       7,400
  First Empire State Corp.                                     4         787
  J.P. Morgan & Co., Inc.                                     93       7,157
  National Australia Bank Ltd.                   Au        1,000       8,545
  NationsBank Corp.                                           24       1,591
  Toronto Dominion Bank                          Ca           50         889
                                                                      ------
                                                                      40,043
                                                                      ------
  HOLDING & OTHER INVESTMENT COMPANIES - 1.2%
  Amev NV                                        Ne           99       6,191
  Avalon Properties, Inc.                                     59       1,141
  Manufactured Home Communities, Inc.                         63       1,031
  Sofina SA                                      Be            8       4,082
                                                                      ------
                                                                      12,445
                                                                      ------
  INSURANCE AGENTS & BROKERS - 0.1%
  Acordia, Inc.                                               30         825
                                                                      ------
  INSURANCE CARRIERS - 7.4%
  AFLAC, Inc.                                                 67       2,714
  Allstate Corp.                                             365      13,427
  American Bankers Insurance Group, Inc.                     151       5,403
  American General Corp.                                      38       1,262
  CNA Financial Corp. (a)                                     25       2,804
  Capitol American Financial Corp.                            88       1,725
  Cigna Corp.                                                235      23,275

                                       6

                    Investment Portfolio/October 31, 1995
---------------------------------------------------------------------------
 Conseco, Inc.                                           117      $   6,054
 Excel Ltd.                                                5            283
 Loews Corp.                                              62          9,032
 Mercury General Corp.                                     6            231
 Orion Capital Corp.                                      20            839
 Providian Corp.                                          41          1,625
 Reinsurance Group of America                              2             52
 Reliaster Financial Corp.                                56          2,355
 US Life Corp.                                           181          5,170
                                                                  ---------
                                                                     76,251
                                                                  ---------

 NONDEPOSITORY CREDIT INSTITUTIONS - 1.0%
 American Express Co.                                     50          2,031
 Green Tree Financial Corp.                              288          7,679
                                                                  ---------
                                                                      9,710
                                                                  ---------

 REAL ESTATE - 0.2%
 New World Development Co. Ltd.                  HK      500          1,947
 Societe Francaise d'Investissements
  Immobiliers et de Gestion                      Fr        4            286
                                                                  ---------
                                                                      2,233
                                                                  ---------

 SECURITY BROKERS & DEALERS - 1.5%
 A.G. Edwards, Inc.                                      216          5,499
 Alex Brown, Inc.                                        169          8,275
 John Nuveen & Co., Inc. Class A                           9            205
 Quick & Reilly Group, Inc.                               44          1,045
                                                                  ---------
                                                                     15,024
                                                                  ---------
---------------------------------------------------------------------------
MANUFACTURING - 42.5%
 CHEMICALS - 4.8%
 ARCO Chemical Co.                                        13            617
 Akzo Nobel NV                                   Ne       63          3,621
 American Home Products Corp.                             60          5,318
 Bristol-Myers Squibb Co.                                 19          1,479
 Eastman Chemical Co.                                    111          6,593
 Norsk Hydro A.S. ADR                            No       30          1,184
 Rhone-Poulenc Rorer, Inc.                       Fr       96          4,515
 Sherwin-Williams Co.                                     34          1,294
 Union Carbide Corp.                                     533         20,176
 Upjohn Co.                                               75          3,791
 Wellman, Inc.                                            30            714
                                                                  ---------
                                                                     49,302
                                                                  ---------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 2.8%
 CTS Corp.                                                31          1,031
 General Electric Co.                                     15            949
 Helen of Troy Ltd.                                       17            305

                                       7


                Investment Portfolio/October 31, 1995
-------------------------------------------------------------------
COMMON STOCKS - CONT.                COUNTRY    SHARES        VALUE
-------------------------------------------------------------------
 MANUFACTURING - CONT.
 Electronic & Electrical Equipment - Cont.
 National Semiconductor Corp. (a)                  297    $   7,232
 Texas Instruments, Inc.                           268       18,284
 United Industrial Corp.                           140          717
                                                          ---------
                                                             28,518
                                                          ---------

 FABRICATED METAL - 0.2%
 Amcast Industrial Corp.                            20          347
 Harsco Corp.                                       39        2,036
                                                          ---------
                                                              2,383
                                                          ---------

 FOOD & KINDRED PRODUCTS - 5.0%
 Archer Daniels Midland Co.                        279        4,492
 Bongrain SA                              Fr        (b)         212
 CPC International, Inc.                            16        1,049
 Golden Enterprises, Inc.                            5           47
 H.J. Heinz Co.                                     26        1,209
 IBP, Inc.                                         413       24,728
 Korn-OG Foderstof Kompagniet AS (a)      De        45        2,060
 Seagrams Co. Ltd.                                 431       15,520
                                                          ---------
                                                             50,831
                                                          ---------

 FURNITURE & FIXTURES - 0.0%
 Kimball International, Class B                      4          102
                                                          ---------

 LEATHER - 0.1%
 Justin Industries, Inc.                            95          952
                                                          ---------

 LUMBER & WOOD PRODUCTS - 0.8%
 Weyerhaeuser Co.                                  190        8,384
                                                          ---------

 MACHINERY & COMPUTER EQUIPMENT - 6.9%
 Bucher Holdings AG                       Sz         6        3,951
 Diebold, Inc.                                      29        1,537
 Dresser Industries, Inc.                           50        1,040
 Hewlett-Packard Co.                               117       10,856
 International Business Machines Corp.             164       15,949
 Kaydon Corp.                                       22          644
 Seagate Technology, Inc. (a)                      510       22,840
 Sun Microsystems, Inc. (a)                        175       13,681
 Tecumseh Products Co., Class A                      8          367
                                                          ---------
                                                             70,865
                                                          ---------


 MEASURING & ANALYZING INSTRUMENTS - 2.6%
 Baxter International, Inc.                        447       17,269
 Emerson Electric Co.                               22        1,582

                                      8

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

 Litton Industries, Inc. (a)                                  26     $ 1,042
 Raytheon Co.                                                155       6,762
                                                                      ------
                                                                      26,655
                                                                      ------
 MISCELLANEOUS MANUFACTURING - 0.1%
 Callaway Golf Co.                                            33         544
                                                                      ------
 PAPER & PAPER MILLS - 0.6%
 Chesapeake Corp.                                             18         554
 Kimberly Clark Corp.                                         24       1,714
 Willamette Industries, Inc.                                  75       4,321
                                                                      ------
                                                                       6,589
                                                                      ------
 PETROLEUM REFINING - 2.3%
 British Petroleum Co. ADR                       UK           13       1,138
 Elcor Corp.                                                  59       1,245
 Exxon Corp.                                                 203      15,504
 Mobil Corp.                                                  58       5,793
                                                                      ------
                                                                      23,680
                                                                      ------
 PRIMARY METAL - 1.5%
 Asarco, Inc.                                                153       4,918
 Carpenter Technology Corp.                                   58       2,185
 J&L Specialty Steel, Inc.                                    77       1,264
 Magma Copper Co., Class B                                   385       6,454
                                                                      ------
                                                                      14,821
                                                                      ------
 PRIMARY SMELTING - 1.8%
 National Power PLC ADR                          UK           34       1,080
 Phelps Dodge Corp.                                          272      17,206
                                                                      ------
                                                                      18,286
                                                                      ------
 PRINTING & PUBLISHING - 0.6%
 CSS Industries, Inc. (a)                                     25         566
 E.W. Scripps Co.                                              7         249
 New York Times Co., Class A                                 126       3,499
 Standard Register Co.                                        84       1,895
                                                                      ------
                                                                       6,209
                                                                      ------
 RUBBER & PLASTIC - 2.1%
 Goodyear Tire & Rubber Co.                                  473      17,959
 Myers Industries, Inc.                                       22         316
 Wynn's International, Inc.                                  129       3,535
                                                                      ------
                                                                      21,810
                                                                      ------
 TEXTILE MILL PRODUCTS - 0.1%
 Interface, Inc., Class A                                     10         151
 Springs Industries, Inc.                                     17         729
                                                                      ------
                                                                         880
                                                                      ------

                                       9


             Investment Portfolio/October 31, 1995"
----------------------------------------------------------------
COMMON STOCKS - CONT.               COUNTRY   SHARES       VALUE
----------------------------------------------------------------
MANUFACTURING - CONT.
 Tobacco Products - 2.3%
 American Brands, Inc.                           553   $  23,718
                                                       ---------

 TRANSPORTATION EQUIPMENT - 7.9%
 A.O. Smith Corp.                                  9         191
 General Dynamics Corp.                          228      12,636
 McDonnell Douglas Corp.                         188      15,353
 Modine Manufacturing Co.                         20         550
 Paccar, Inc.                                     74       3,073
 Peugeot SA                              Fr       20       2,610
 Simpson Industries, Inc.                        107         897
 Societe Europeane de Propulsion SA      Fr        2         119
 TRW, Inc.                                       120       7,883
 Textron, Inc.                                   401      27,555
 Thiokol Corp.                                   265       9,169
 Toyota Motor Corp. ADR                  Ja       27       1,002
                                                       ---------
                                                          81,038
                                                       ---------
----------------------------------------------------------------
MINING - 0.9%
 METAL MINING
 Cleveland-Cliffs, Inc.                           42       1,562
 Cyprus Amax Minerals Co.                        282       7,354
                                                       ---------
                                                           8,916
                                                       ---------
----------------------------------------------------------------
RETAIL TRADE - 3.5%
 APPAREL & ACCESSORY STORES - 0.0%
 DEB Shops, Inc.                                  25          92
                                                       ---------

 GENERAL MERCHANDISE STORES - 3.1%
 Dillard Department Stores, Inc., Class A        409      11,086
 May Department Stores Co.                       274      10,766
 Waban, Inc. (a)"                                625       9,759
                                                       ---------
                                                          31,611
                                                       ---------

 HOME FURNISHINGS & EQUIPMENT - 0.1%
 Sun Television and Appliances                   164         901
                                                       ---------

 MISCELLANEOUS RETAIL - 0.3%
 Rite Aid Corp.                                   98       2,638
                                                       ---------

----------------------------------------------------------------
SERVICES - 0.3%
 ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.3%
 Enron Global Power & Pipelines                   30         729
 International-Muller NV                 Ne       36       2,606
                                                       ---------
                                                           3,335
                                                       ---------

                                      10

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

 Hotels, Camps & Lodging - 0.0%
 Harbour Centre Development                      HK          416     $   465
                                                                      ------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 18.4%
 AIR TRANSPORTATION - 1.2%
 British Airways PLC ADR                         UK            7         479
 Federal Express Corp. (a)                                   140      11,522
                                                                      ------
                                                                      12,001
                                                                      ------
 COMMUNICATIONS - 2.7%
 Ameritech Corp.                                             105       5,670
 NYNEX Corp.                                                 124       5,804
 Southern New England Telecommunications Corp.                30       1,084
 Southwestern Bell Corp. Communications Inc.                 262      14,662
 Telefonos de Mexico Class L ADR                 Mx           30         825
                                                                      ------
                                                                      28,045
                                                                      ------
 ELECTRIC, GAS & SANITARY SERVICES - 1.4%
 Gas y Electrica Series 2 SA                     Sp          224      11,016
 Illinova Corp.                                               97       2,744
 Teco Energy, Inc.                                            36         855
                                                                      ------
                                                                      14,615
                                                                      ------
 ELECTRIC SERVICES - 4.8%
 Boston Edison Co.                                            48       1,319
 DQE, Inc.                                                    42       1,160
 Detroit Edison Co.                                           34       1,131
 Empresa Nacional De Electrica ADR               Sp           23       1,141
 Florida Progress Corp.                                       72       2,395
 Houston Industries, Inc.                                    193       8,960
 NIPSCO Industries, Inc.                                      35       1,274
 New England Electric System                                  57       2,227
 New York State Electric & Gas Corp.                         180       4,545
 Northern States Power Co.                                    26       1,224
 Pinnacle West Capital Corp.                                 126       3,459
 Portland General Corp.                                       75       2,024
 Unicom Corp.                                                528      17,276
 Union Electrica Fenosa SA                       Sp          177         824
 Wisconsin Energy Corp.                                       25         735
                                                                      ------
                                                                      49,694
                                                                      ------
 GAS SERVICES - 0.5%
 Consolidated Natural Gas Co.                                 69       2,633
 Energen Corp.                                                78       1,756
 Laclede Gas Co.                                              47         947
                                                                      ------
                                                                       5,336
                                                                      ------

                                      11

                    Investment Portfolio/October 31, 1995
------------------------------------------------------------------
COMMON STOCKS - CONT.               COUNTRY   SHARES       VALUE
------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  RAILROAD - 4.6%
  Burlington Northern Santa Fe Co.                  83    $  6,978
  CSX Corp.                                         68       5,695
  Conrail, Inc.                                    454      31,206
  Norfolk Southern Corp.                            47       3,631
                                                          --------
                                                            47,510
                                                          --------
  SANITARY SERVICES - 2.3%
  North West Water PLC                    UK     1,096      10,297
  Northumbrian Water Group PLC            UK       352       5,522
  Severn Trent Water PLC                  UK       403       4,080
  Yorkshire Water PLC                     UK       412       3,992
                                                          --------
                                                            23,891
                                                          --------
  TRANSPORTATION SERVICES - 0.1%
  Cross Harbour Tunnel Co.                HK       307         586
                                                          --------
  WATER TRANSPORTATION - 0.8%
  American Presidents Co. Ltd.                     292       7,079
  Overseas Shipholding Group, Inc.                  45         760
                                                          --------
                                                             7,839
                                                          --------
------------------------------------------------------------------
WHOLESALE TRADE - 1.8%
  Durable Goods - 1.3%
  Beers N.V. (a)                          Ne        43       6,762
  Pioneer Standard Electronics, Inc.               480       6,655
                                                          --------
                                                            13,417
                                                          --------
  NONDURABLE GOODS - 0.5%
  Bergen Brunswig Corp., Class A                   120       2,484
  International Multifoods Corp.                    58       1,179
  Nash Finch Co.                                    60       1,064
                                                          --------
                                                             4,727
                                                          --------
TOTAL COMMON STOCKS (cost of $686,892)                     854,845
                                                          --------

                                 MATURITIES
BONDS AND NOTES - 9.9%   COUPON    FROM/TO      PAR
------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
  GOVERNMENT AGENCIES - 6.3%
  Federal National Mortgage Association,
                          6.500%   2007-2009  $ 65,061      64,532
                                                            ------
  GOVERNMENT OBLIGATIONS - 3.6%
  U.S. Treasury Notes,    7.875%   4/15/98      35,085      36,823
                                                            ------


                    Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (cost of  $101,934)                                $  101,355
                                                               ----------


CORPORATE FIXED-INCOME  BONDS & NOTES - 0.1%
-------------------------------------------------------------------------
MANUFACTURING - 0.1%
 PRINTING & PUBLISHING
 Time Warner, Inc.
 (cost of $619)                    8.750%    1/10/15 $    603  $      603
                                                               ----------

CORPORATE ADJUSTABLE RATE  BONDS & NOTES - 0.1%
-------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
 PIPELINES
 SFP Pipeline Holdings (c)
 (cost of $720)        11.163%  08/15/10                  600         756
                                                               ----------

TOTAL BONDS & NOTES (cost of $103,273)                            102,741
                                                               ----------

PREFERRED STOCKS - 0.1%                                SHARES
---------------------------------------------------------------------------
SERVICES - 0.1%
 BUSINESS SERVICES
 General Motors Corp., $3.25 (cost of $1,148)              21       1,386
                                                               ----------


TOTAL INVESTMENTS - 93.6% (cost of $791,313)(d)                   958,972
                                                               ----------

SHORT-TERM OBLIGATIONS - 5.5%                             PAR
---------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust
 Securities Corp., dated 10/31/95, due 11/01/95
 at 5.875% collateralized by U.S. Treasury
 notes with various maturities to 1997, market
 value $57,590 (repurchase proceeds $56,406)         $ 56,397      56,397
                                                               ----------


OTHER ASSETS & LIABILITIES, NET - 0.9%                              9,732
---------------------------------------------------------------------------

NET ASSETS- 100%                                               $1,025,101
                                                               ----------

NOTES TO INVESTMENT PORTFOLIO:
---------------------------------------------------------------------------

(a) Non-income producing.
(b) Rounds to less than one.
(c) Interest rates change quarterly. The rate listed is as of October 31, 1995.
(d) Cost for federal income tax purposes is $791,338.

                                      13

                    Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
===============================================================================

Summary of Securities by Country           Country      Value       % of Total
-------------------------------------------------------------------------------
United States                                 $      $ 841,972         87.8
United Kingdom                                UK        26,588          2.8
Netherlands                                   Ne        23,952          2.5
Canada                                        Ca        17,104          1.8
Spain                                         Sp        14,935          1.6
Australia                                     Au         8,545          0.9
France                                        Fr         8,193          0.9
Belgium                                       Be         5,664          0.6
Switzerland                                   Sz         3,950          0.4
Hong Kong                                     HK         2,998          0.3
Denmark                                       De         2,060          0.2
Norway                                        No         1,184          0.1
Japan                                         Ja         1,002          0.1
Mexico                                        Mx           825          0.0
                                                      --------        -----
                                                     $ 958,972        100.0
                                                      ========        =====
</Table

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.



See notes to financial statements.

                                      14


                      STATEMENT OF ASSETS & LIABILITIES
                               OCTOBER 31, 1995
          (in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $791,313)                    $   958,972
Short-term obligations                                       56,397
                                                        -----------
                                                          1,015,369
Cash held in foreign banks (cost $167)      $      168
Receivable for:
 Investments sold                               29,494
 Fund shares sold                                2,000
 Dividends                                       1,128
 Interest                                          508
 Foreign tax reclaims                              173
 Other                                              78       33,549
                                            ----------  -----------
  Total Assets                                            1,048,918

LIABILITIES
Payable for:
 Investments purchased                          22,583
 Fund shares repurchased                         1,144
Accrued:
 Deferred Trustees fees                              4
Other                                               86
 Total Liabilities                          ----------
                                                             23,817
                                                        -----------

NET ASSETS                                              $ 1,025,101
                                                        ===========

Net asset value & redemption price per share -
Class A ($667,611/74,693)                               $      8.94
                                                        ===========
Maximum offering price per share - Class A
($8.94/0.9425)                                          $      9.49 (a)
                                                        ===========
Net asset value & offering price per share -
Class B ($353,831/39,635)                               $      8.93 (b)
                                                        ===========
Net asset value price per share - Class Z
($3,659/409)                                            $      8.94
                                                        ===========
COMPOSITION OF NET ASSETS
Capital paid in                                         $   783,284
Undistributed net investment income                             136
Accumulated net realized gain                                74,039
Net unrealized appreciation (depreciation) on:
 Investments                                                167,659
 Foreign currency transactions                                  (17)
                                                        -----------
                                                        $ 1,025,101
                                                        ===========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

                                      15

                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1995
(in thousands)
INVESTMENT INCOME
Dividends                                                            $ 22,620
Interest                                                               10,055
                                                                      -------
   Total investment income (net of nonrebatable
   foreign taxes withheld at source which
   amounted to $616)                                                   32,675

EXPENSES
Management fee                                       $ 5,006
Service fee - Class A                                  1,379
Service fee - Class B                                    749
Distribution fee - Class B                             2,254
Transfer agent                                         2,685
Bookkeeping fee                                          328
Trustees fee                                              40
Custodian fee                                            127
Audit fee                                                 44
Legal fee                                                  9
Registration fee                                          72
Reports to shareholders                                   28
Other                                                    107           12,828
                                                      ------          -------
   Net Investment Income                                               19,847
                                                                      -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                           73,755
Foreign currency transactions                             46
                                                      ------
  Net Realized Gain                                                    73,801
Net unrealized appreciation (depreciation) during
the period on:
Investments                                           85,116
Foreign currency transactions                            (17)
                                                      ------
  Net Unrealized Appreciation                                          85,099
                                                                      -------
   Net Gain                                                           158,900
                                                                      -------
Net Increase in Net Assets from Operations                           $178,747
                                                                      =======





See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS



(in thousands)                                 Year ended October 31
                                               ---------------------
INCREASE (DECREASE) IN NET ASSETS                  1995      1994
Operations:
Net investment income                          $   19,847  $  13,905
Net realized gain                                  73,801     50,974
Net unrealized appreciation (depreciation)         85,099    (61,930)
                                               ----------  ---------
  Net Increase from Operations                    178,747      2,949
Distributions:
From net investment income - Class A              (15,424)   (10,658)
From net realized gains - Class A                 (34,321)   (15,320)
From net investment income - Class B               (5,439)    (2,687)
From net realized gains - Class B                 (16,631)    (4,145)
From net investment income - Class Z                  (15)     -
                                               ----------  ---------
                                                  106,917    (29,861)
                                               ----------  ---------

Fund Share Transactions (a):
Receipts for shares sold - Class A                 73,553     96,683
Receipts for shares issued in the
 acquisition of Liberty Financial
 Growth and Income Fund                            36,806      -
Value of distributions reinvested - Class A        44,428     22,779
Cost of shares repurchased - Class A             (114,120)   (62,378)
                                               ----------  ---------
                                                   40,667     57,084
                                               ----------  ---------
Receipts for shares sold - Class B                 76,326    169,110
Value of distributions reinvested - Class B        20,808      6,421
Cost of shares repurchased - Class B              (42,629)   (28,224)
                                               ----------  ---------
                                                   54,505    147,307
                                               ----------  ---------
Receipts for shares sold - Class Z                  3,600      -
Value of distributions reinvested - Class Z            15      -
                                                    3,615      -
                                               ----------  ---------
Net Increase from Fund Share
 Transactions                                      98,787    204,391
                                               ----------  ---------
    Total Increase                                205,704    174,530
NET ASSETS
Beginning of period                               819,397    644,867
                                               ----------  ---------
End of period (including undistributed net
 investment income of $136 and $1,133,
 respectively)                                 $1,025,101   $819,397
                                               ==========  =========

(a) Class Z shares were initially offered on July 31, 1995.

Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

                  STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                         Year ended October 31
                                                     --------------------------
NUMBER OF FUND SHARES (a)                              1995              1994
Sold - Class A                                         8,868            11,383
Issued in acquisition of Liberty Financial
 Growth and Income Fund                                4,730              -
Issued for distributions reinvested - Class A          5,968             2,821
Repurchased - Class A                                (13,808)           (7,202)
                                                      ------            ------
                                                       5,758             7,002
                                                      ------            ------

Sold - Class B                                         9,250            20,623
Issued for distributions reinvested - Class B          2,814               794
Repurchased - Class B                                 (5,252)           (3,371)
                                                      ------            ------
                                                       6,812            18,046
                                                      ------            ------

Sold - Class Z                                           407              -
Issued for distributions reinvested - Class Z              2              -
                                                      ------            ------
                                                         409              -
                                                      ------            ------



(a) Class Z shares were initially offered on July 31, 1995.








See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION: The Colonial Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class Z. Class A shares are sold with a front-end sales charge; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class Z shares are offered continuously at net asset value.
There are certain restrictions on the purchase of Class Z shares please refer to a prospectus. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. Whe management deems it appropriate, an over-the-counter or exchange bid quotation is is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair valu under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A and Class B service fee and Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

              Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Class A, Class B and Class Z per share data was calculated using the average shares outstanding during the period. In addition, net investment income per share data reflects the service fee applicable to both Class A and Class B shares and the distribution fee applicable to Class B shares only.

Class A and Class B ratios are calculated by adjusting the expense and net invest- ment income ratios for the Fund for the entire period by the service fee applicable to both Class A and Class B shares and by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Funds policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis, premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY CONTRACTS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains(losses) on foreign currency transactions includes the fluctuation in exchange rates on gains(losses) between trade and settlement dates on securities transactions, gains(losses) arising from the disposition of foreign currency and currency gains(losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains(losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains(losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized

                   Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT:  Colonial Investors Service Center, Inc. (the Transfer
Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:  Colonial
Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $189,833 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $878,329 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment to the Distributor of a service fee on Class A and Class B shares as follows:

        Value of shares                            Annual
    outstanding on the 20th of                      Fee
   each month which were issued                     Rate
-----------------------------------               --------
      Prior to April 1, 1989                       0.15%
     On or after April 1, 1989                     0.25%

                Notes to Financial Statements/October 31, 1995

--------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $599,989,639 and $566,203,192, respectively, of which $4,583,079 and $9,987,472, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation             $184,647,924
    Gross unrealized depreciation              (17,014,421)
                                              ------------
            Net unrealized appreciation       $167,633,503
                                              ------------

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  MERGER INFORMATION
--------------------------------------------------------------------------------

On March 24, 1995, Liberty Financial Growth and Income Fund (LFGIF) was merged into the Fund by a non-taxable exchange of 4,730,303 shares of the Fund (valued at $36,806,337) for the 3,433,000 of LFGIF shares then outstanding. The assets of LFGIF acquired included unrealized appreciation of $1,319,964. The aggregate net assets of the Fund and LFGIF immediately after the merger were $879,529,274.

                           FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:
                                          Year ended October 31
                         -----------------------------------------------------
                                      1995                        1994
                          Class A   Class B   Class Z(b)    Class A   Class B
                         --------------------------------  --------------------
Net asset value -
 Beginning of period     $  8.060   $  8.050   $ 8.780      $  8.410   $  8.400
                         --------   --------   -------      --------   --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income       0.200      0.137     0.041         0.171      0.109
Net realized and
 unrealized gain (loss)     1.393      1.395     0.167        (0.116)    (0.111)
                         --------   --------   -------      --------   --------
  Total from Investment
   Operations               1.593      1.532     0.208         0.055     (0.002)
                         --------   --------   -------      --------   --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income (0.212)    (0.151)   (0.048)       (0.160)    (0.103)
From net realized gains    (0.501)    (0.501)     -           (0.245)    (0.245)
                         --------   --------   -------      --------   --------
  Total Distributions
   Declared to
   Shareholders            (0.713)    (0.652)   (0.048)       (0.405)    (0.348)
                         --------   --------   -------      --------   --------
Net asset value -
 End of period           $  8.940   $  8.930   $ 8.940      $  8.060   $  8.050
                         ========   ========   =======      ========   ========
Total return (c)            21.72%     20.84%     2.02% (d)     0.74%     (0.04)%
                         ========   ========   =======      ========   ========

RATIOS TO AVERAGE NET ASSETS
Expenses                     1.16%      1.93%     0.93%         1.14%      1.89%
Net investment income        2.43%      1.66%     2.66% (e)     2.07%      1.32%
Portfolio turnover             66%        66%       66%           54%        54%
Net assets at end of
 period (000)            $667,611   $353,831   $ 3,659      $555,275   $264,122

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
85% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995, qualify for the corporate dividends received deduction.

                           FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                          Year ended October 31
                         ----------------------------------------------------
                                1993(b)             1992(b)          1991(b)
                          Class A   Class B   Class A   Class B(c)   Class A
                         ------------------- ---------------------- ---------
Net asset value -
 Beginning of period     $  7.390  $  7.390  $  7.050  $  7.440     $  5.700
                          -------   -------   -------   -------      -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income       0.156     0.104     0.173     0.052        0.218
Net realized and
 unrealized gain (loss)     1.293     1.282     0.489    (0.044)       1.509
                          -------   -------   -------   -------      -------
  Total from Investment
   Operations               1.449     1.386     0.662     0.008        1.727
                          -------   -------   -------   -------      -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income (0.147)   (0.094)   (0.185)   (0.058)      (0.222)
From net realized gains    (0.282)   (0.282)   (0.137)     -          (0.155)
                          -------   -------   -------   -------      -------
 Total Distributions
  Declared to
  Shareholders             (0.429)   (0.376)   (0.322)   (0.058)      (0.377)
                          -------   -------   -------   -------      -------
 Net asset value -
  End of period          $  8.410  $  8.400  $  7.390  $  7.390     $  7.050
                          =======   =======   =======   =======      =======
 Total return (d)           20.21%    19.38%     9.65%    (0.31)%      31.23%
                          =======   =======   =======   =======      =======

RATIO OF AVERAGE NET ASSETS
Expenses                     1.10%     1.85%     1.09%     1.84%(f)     1.06%
Net investment income        1.94%     1.19%     2.52%     1.77%(f)     3.35%
Portfolio turnover             14%       14%       37%       37%          36%
Net assets at end
 of period (000)         $520,706  $124,161  $413,228  $ 15,582     $366,808

(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3 for 1 stock split effective December 10, 1993
(c) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                      REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF THE COLONIAL FUND

        In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Colonial Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995


                       COLONIAL TRUST III

 Cross Reference Sheet (Colonial Global Natural Resources Fund)

Item Number of Form N-1A       Location or Caption in the
                               Statement of Additional
                               Information
Part B
10.                            Cover Page

11.                            Table of Contents

12.                            Not Applicable

13.                            Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other Investment Policies;
                               Portfolio Turnover; Miscellaneous
                               Investment Practices

14.                            Fund Charges and Expenses;
                               Management of the Funds

15.                            Fund Charges and Expenses

16.                            Fund Charges and Expenses;
                               Management of the Funds

17.                            Fund Charges and Expenses;
                               Management of the Funds

18.                            Shareholder Meetings

19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                               Programs/Investor Services;
                               Programs for Reducing or
                               Eliminating Sales Charge; How to
                               Sell Shares; How to Exchange
                               Shares

20.                            Taxes

21.                            Fund Charges and Expenses;
                               Management of the Colonial Funds

22.                            Fund Charges and Expenses;
                               Investment Performance;
                               Performance Measures

23.                            Independent Accountants


                     COLONIAL GLOBAL NATURAL RESOURCES FUND
                       Statement of Additional Information
                                February 28, 1996



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Global Natural Resources Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 1996. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS


Part 1                                                               Page
Definitions
Investment Objective and Policies
Fundamental Investment Policies
Other Investment Policies
Portfolio Turnover
Fund Charges and Expenses
Investment Performance
Custodian
Independent Accountants


Part 2

Miscellaneous Investment Practices
Taxes
Management of the Colonial Funds
Determination of Net Asset Value
How to Buy Shares
Special Purchase Programs/Investor Services
Programs for Reducing or Eliminating Sales Charges
How to Sell Shares
Distributions
How to Exchange Shares
Suspension of Redemptions
Shareholder Meetings
Performance Measures
Appendix I
Appendix II



NR-16/740B-0196



                                     Part 1
                     COLONIAL GLOBAL NATURAL RESOURCES FUND
                       Statement of Additional Information
                                February 28, 1996


DEFINITIONS

   "Trust"                         Colonial Trust III
   "Fund"                          Colonial Global Natural Resources Fund
   "Adviser"                       Colonial Management Associates, Inc., the
                                     Fund's investment adviser
   "CISI"                          Colonial Investment Services, Inc., the
                                     Fund's distributor
   "CISC"                          Colonial Investors Service Center, Inc., the
                                     Fund's shareholder services and transfer agent
   "Natural Resources Securities"  Companies which in the Adviser's opinion have substantial natural resource assets or have substantial business activity related to natural resources.


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


         Foreign Securities
         Foreign Currency Transactions
         Currency Forward and Futures Contracts
         Repurchase Agreements
         Futures Contracts and Related Options
         Options
         Money Market Instruments


Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets, however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;
3.  Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
7.  Not concentrate more than 25% of its total assets in any one industry.

OTHER INVESTMENT POLICIES
As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Own securities of any company if the Trust knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6.  Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in securities which are restricted as to disposition;
8. Purchase or sell real estate (including limited partnership interests) although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate; provided, however, that nothing in this restriction shall limit the Fund's ability to acquire or take possession of or sell real estate which it has obtained as a result of enforcement of its rights and remedies in connection with securities its otherwise permitted to acquire;
9. Invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and
10. Invest in warrants, if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

Natural Resources Securities are securities of companies whose assets, revenues or profits are derived under normal circumstances at least 50% from the ownership, exploration mining or other development of natural resources or the service or supplying of such companies.

Resource-indexed securities may be issued by various companies, including gold bullion brokers or dealers ("Gold Brokers"). The Fund would not purchase a resource-indexed security issued by a Resource Broker if as a result of such purchase more than 15% of the value of the Fund's total assets would be invested in securities of that issuer. Resource Brokers may not be subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of such securities. There is no secondary trading market for resource-indexed securities. Although a limited secondary market might develop among institutional traders, there is no assurance that any market will develop. Currently the Fund does not intend to invest in such securities.


Gold-denominated notes generally have maturities of fifteen months or less and would be subject to being called for redemption by the issuer on relatively short notice. It is expected that any resource-indexed securities would be subject to being put by the Fund to the issuer or to a standby broker meeting certain credit standards, with payment being received by the Fund on no more than 7 days' notice. The Adviser will monitor on an ongoing basis the creditworthiness of the issuer or the standby broker. A standby broker might be a securities broker-dealer, in which case the Fund's investment would be subject to limitations imposed by law on the Fund's investments in securities of broker-dealers. The securities would be repurchased, upon exercise of the holder's put, at a specified price less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of a particular resource-indexed security, there might be a period as long as five days between the date the Fund notifies the issuer of exercise of the put and determination of the sale price. Any resource-indexed security which is a restricted security and which is not subject to such a put to the issuer or to a standby broker may be considered to be an illiquid security. It is expected that the Fund's holdings of resource-indexed securities would not generate appreciable current income, and the return from such securities would be primarily from any profit on the sale or maturity thereof at a time when price of gold is higher than it was when the securities were purchased. The Fund's holdings of gold bullion would not generate any current income, and appreciation in the market price of gold would be the sole manner in which the Fund might realize gains on its investment in gold bullion. The Fund might incur taxes, insurance, shipping, storage and transaction costs in connection with its ownership of gold bullion which might be higher than the costs of purchasing, holding and disposing of securities. Currently the Fund does not intend to invest in gold bullion. The price of gold has been subject to dramatic upward and downward price movements over short periods of time. In the event of a substantial decrease in the price of gold, the Fund would incur realized or unrealized losses on its investment in resource-indexed securities and gold bullion. The Fund may derive no more than 10% of its gross income in any fiscal year from transactions in gold bullion (and certain options and futures contracts) and therefore might be required to dispose of gold bullion or continue to hold gold bullion when it would not otherwise do so for investment reasons.


Options on Gold Bullion. The Fund has a present operating policy, which may be changed without shareholder approval, not to write or purchase options on gold bullion. The Fund may, however, in the future without shareholder approval write covered call options and purchase call and put options on gold bullion on domestic or foreign exchanges or over-the-counter.

The Fund may hedge by writing covered call options on gold bullion and purchasing put options on gold bullion, which is similar to hedging through the use of similar options on gold stocks. In addition, the Fund may purchase call options on gold bullion to increase its exposure to possible gold price increases.

The Fund's ability to write or purchase such options on gold bullion may be limited by the Fund's intention to continue to qualify as a regulated investment company for tax purposes.

PORTFOLIO TURNOVER

                                            Year ended October 31


                                             1995           1994
                                             ----           ----
                                              65%            15%


FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.75%.



Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)



                                                Year ended October 31
                                            1995        1994          1993
                                            ----        ----          ----

Management fee                             $ 421       $ 349         $ 254
Bookkeeping fee                               29          27            27
Shareholder service and transfer agent fee   188         154           154
12b-1 fees:
  Service fee                                140         117            85
  Distribution fee (Class B)                 169          98            41





Brokerage Commissions (dollars in thousands)

                                                Year ended October 31
                                             1995       1994        1993
                                             ----       ----        ----

Total commissions                           $ 190      $  78       $  17
Directed transactions (a)                   2,631      3,401       2,014
Commissions on directed transactions           10         11           5

(a) See "Management of the Colonial Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.


Trustees Fees

For fiscal year ended October 31, 1995, and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as Trustees:






                     Aggregate                               Total Compensation
                     Compensation   Pension or               From Trust and Fund
                     From Fund For  Retirement    Estimated  Complex Paid To The
                     The Fiscal     Benefits      Annual     Trustees For The
                     Year Ended     Accrued As    Benefits   Calendar Year
                     October 31,    Part of       Upon       Ended December 31,
Trustee              1995           Fund Expense  Retirement 1995( b)
-------              -------------- ------------  ---------- ------------------

Robert J. Birnbaum (i)   $  751        $ 0           $ 0        $  71,250
Tom Bleasdale             1,181 (c)      0             0           98,000(d)
Lora S. Collins           1,165          0             0           91,000
James E. Grinnell (i)       753          0             0           71,250
William D. Ireland, Jr.   1,302          0             0          113,000
Richard W. Lowry (i)        752          0             0           71,250
William E. Mayer          1,102          0             0           91,000
John A. McNeice, Jr.          0          0             0                0
James L. Moody, Jr.       1,273(e)       0             0           94,500(f)
John J. Neuhauser         1,097          0             0           91,000
George L. Shinn           1,227          0             0          102,500
Robert L. Sullivan        1,207          0             0          101,000
Sinclair Weeks, Jr.       1,346          0             0          112,000

(b) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(c)  Includes $583 payable in later years as deferred compensation.
(d)  Includes  $49,000  payable in later years as deferred  compensation.
(e)  Includes $950 payable in later years as deferred compensation.
(f) Total compensation of $94,500 for the calendar year ended December 31, 1995, will be payable in later years as deferred compensation.




The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds
II) for the period January 1, 1995 through March 26, 1995 (g):

                         Total Compensation From     Total Compensation
                         Liberty Funds II For The    From Liberty Funds I For
                         Period January 1, 1995      The Calendar Year Ended
Trustee                  Through March 26, 1995      December 31, 1995 (h)
-------                  -----------------------     ------------------------
Robert J. Birnbaum(i)           $ 2,900                     $16,675
James E. Grinnell (i)             2,900                      22,900
Richard W. Lowry(i)               2,900                      26,250 (j)

(g) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was organized as a new portfolio of Colonial Trust
     III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II and continue to serve as Trustees of Liberty Funds I.
(h) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).
(i)  Elected as a Trustee of the Colonial Funds complex on April 21, 1995.
(j) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe and Farnham Incorporated, each an affiliate of the Adviser.



Ownership of the Fund

At January 31, 1996, the officers and Trustees of the Trust as a group owned 52,310.839 shares of the Fund, representing 2.05% of the then outstanding
Class A shares. Messrs. Scoon and Stern, who are officers of the Fund, held 36,826.620 shares of the Fund, representing 1.44% of the then outstanding shares. This holding consisted entirely of shares held by them as co-Trustees of The Colonial Group, Inc. Profit-Sharing Plan with respect to which they share investment and voting power.

At January 31, 1996,  Merrill Lynch,  Pierce,  Fenner & Smith,  Inc., Attn: Book
Entry, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32216, owned   %
and % of the then outstanding Class A and Class B shares, respectively.

At January 31, 1996, there were 5,393 Class A and 2,302 Class B record holders of the Fund.


Sales Charges (dollars in thousands)

                                                        Class A Shares

                                                   Year ended October 31
                                                1995       1994       1993

Aggregate initial sales charges on Fund
  share sales                                  $ 91       $ 177       $ 47
Initial sales charges retained by CISI           79          25          8


                                                        Class B Shares

                                                   Year ended October 31
                                                1995       1994       1993
Aggregate contingent deferred sales charges
 (CDSC) on Fund redemptions retained by CISI    $125       $ 41       $ 12




12b-1 Plans, CDSC and Conversion of Shares

The Fund offers two classes of shares - Class A and Class B. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of average net assets attributed to each class of shares and a distribution fee at an annual rate of 0.75% of average net assets attributed to Class B shares. CISI may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.



The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non- interested persons is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. The CDSCs are described in the Prospectus.



No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.



Approximately eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.



Sales-related expenses (dollars in thousands) of CISI relating to the Fund for the year ended October 31, 1995, were:


                                                 Class A Shares   Class B Shares


      Fees to FSFs                                     $82             $204
      Cost of sales material relating to the Fund
        (including printing and mailing expenses)       29               47
      Allocated travel, entertainment and other
        promotional expenses (including advertising)    25               32



INVESTMENT PERFORMANCE

The Fund's Class A and Class B yields for the month ended October 31, 1995, were 0.73% and 0.02%, respectively.



The Fund's average annual total returns at October 31, 1995, were:


                                        Class A Shares

                                                   Period June 8, 1992
                                         (commencement of investment operations)
                               1 Year            through October 31, 1995
                               ------            ------------------------

With sales charge of 5.75%     (8.46)%                     6.54%
Without sales charge           (2.88)%                     8.42%



                                        Class B Shares
                                                   Period June 8, 1992
                                         (commencement of investment operations)
                               1 Year            through October 31, 1995
                               ------            ------------------------

With applicable CDSC          (8.29)%(4.73% CDSC)     6.87% (3.00% CDSC)
Without CDSC                  (3.56)%                 7.62%



The Fund's Class A and Class B distribution rates at October 31, 1995, which are based on the last twelve months' distributions, annualized, and the maximum offering price at the end of the twelve month period were 0.81% and 0.16%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI and the financial highlights in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.



The financial statements and Report of Independent Accountants appearing on pages 6 through 20 of the October 31, 1995 Annual Report, are incorporated in this SAI by reference.

                              INVESTMENT PORTFOLIO

                        OCTOBER 31, 1995 (IN THOUSANDS)

COMMON STOCKS - 94.4%                     COUNTRY          SHARES       VALUE
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.7%
 REAL ESTATE - 0.7%
 DBS Land Ltd.                               Si              121       $  358
                                                                       ------

-----------------------------------------------------------------------------
MANUFACTURING - 51.8%
 CHEMICALS - 7.5%
 Dow Chemical Co.                                             11          748
 E.I. DuPont De Nemours & Co., Inc.                           10          642
 Norsk Hydro AS                              No               15          613
 OM Group, Inc.                                               20          566
 PPG Industries, Inc.                                          7          306
 Smith International, Inc.                                    25          394
 Sterling Chemicals, Inc.  (a)                                25          200
 Wellman, Inc.                                                19          446
                                                                       ------
                                                                        3,915
                                                                       ------
 LUMBER & WOOD PRODUCTS - 4.3%
 Georgia Pacific Corp.                                         7          561
 Pacific Forest Products Ltd. (a)            Ca               32          340
 Quno Corp. (a)                              Ca               14          285
 West Fraser Timber Co. Ltd.                 Ca               17          379
 Weyerhaeuser Co.                                             15          671
                                                                       ------
                                                                        2,236
                                                                       ------
 MACHINERY & COMPUTER EQUIPMENT - 2.4%
 KM Europa Metal AG  (a)                      G                3          248
 NN Ball and Roller, Inc.                                     27          558
 Varco International, Inc. (a)                                50          458
                                                                       ------
                                                                        1,264
                                                                       ------
 PAPER & PAPER MILLS - 7.8%
 ACX Technologies, Inc. (a)                                   16          245
 Abitibi Price, Inc.                         Ca                9          152
 Asia Pacific Resources International
   Holdings Ltd. (a)                         Id               31          227
 Bowater, Inc.                                                 9          407
 Carter Holt Harvey                          NZ              191          456
 Champion International Corp.                                  9          498
 Emin Leydier                                Fr                2          184
 Enso-Gutzeit Oy                             Fr               62          482
 International Paper Co.                                       8          311
 Longview Fibre Co.                                           32          458
 Mead Corp.                                                    4          248
 Republic Gypsum Co.                                          23          264
 Willamette Industries, Inc.                                   3          156
                                                                       ------
                                                                        4,088
                                                                       ------

                     Investment Portfolio/October 31, 1995
-----------------------------------------------------------------------------

 PETROLEUM REFINING - 14.5%
 Amoco Corp.                                                   8       $  511
 Atlantic Richfield Co.                                        4          443
 British Petroleum Co. PLC ADR                  UK             8          669
 Burmah Castrol PLC                             UK            22          348
 Diamond Shamrock, Inc.                                       18          463
 Exxon Corp.                                                  15        1,146
 Imperial Oil Ltd.                              Ca            14          507
 Lyondell Petrochemical Co.                                    5          115
 Mobil Corp.                                                   7          695
 OMV Handels AG                                 Au             6          481
 Phillips Petroleum Co.                                       17          555
 Repsol SA  ADS                                 Sp            19          554
 Royal Dutch Petroleum Co.                      Ne             5          553
 Shell Transport & Trading Co. PLC              UK            44          511
                                                                       ------
                                                                        7,551
                                                                       ------
 PRIMARY METAL - 9.6%
 AK Steel Holdings Corp.                                      13          412
 Acerinox SA                                    Sp             6          621
 Alcan Aluminum Ltd.                            Ca            22          696
 Aluminum Company of America                                  14          693
 Asarco, Inc.                                                 14          455
 Brush Wellman, Inc.                                          18          300
 Cominco Ltd.  (a)                              Ca            25          485
 J&L Specialty Steel, Inc.                                    23          375
 Magma Copper Co., Class B                                    30          504
 Quanex Corp.                                                 12          233
 Reynolds Metals Co.                                           5          247
                                                                       ------
                                                                        5,021
                                                                       ------
 PRIMARY SMELTING - 1.4%
 Capral Aluminum Ltd. (a)                       Au            71          161
 RTZ Corp., ADR                                 UK            10          576
                                                                       ------
                                                                          737
                                                                       ------
 RUBBER & PLASTIC - 1.3%
 AEP Industries, Inc.                                         14          313
 Goodyear Tire & Rubber Co.                                    9          349
                                                                       ------
                                                                          662
                                                                       ------
 STONE, CLAY, GLASS & CONCRETE - 3.0%
 Global Industrial Technologies, Inc.  (a)                    51          867
 Holderbank Financiere Glarus-BR                Sz             1          401
 Medusa Corp.                                                 13          320
                                                                       ------
                                                                        1,588
                                                                       ------

-----------------------------------------------------------------------------
MINING & ENERGY - 36.1%
 CRUDE PETROLEUM & NATURAL GAS - 6.6%
 Anadarko Petroleum Corp.                                     13          560
 Apache Corp.                                                 11          283
 Occidental Petroleum Corp.                                   35          755
 Ranger Oil Ltd.                                Ca            52          299

                         Investment Portfolio/October 31, 1995
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
COMMON STOCKS - cont.                     COUNTRY          SHARES       VALUE
-----------------------------------------------------------------------------
MINING & ENERGY - CONT.
 CRUDE PETROLEUM & NATURAL GAS - CONT.
 Saga Petroleum A.S.                         No               44       $  546
 Triton Energy Corp.  (a)                                     22        1,030
                                                                       ------
                                                                        3,473
                                                                       ------
 GOLD & SILVER MINING - 6.8%
 Agnico-Eagle Mines, Ltd.                    Ca               25          276
 American Barrick Resources Corp.            Ca               23          529
 Ashanti Goldfields Company Ltd. GDS (c)     Gh               10          174
 Gold Mines of Kalgoorlie Ltd.               Au              652          520
 Newmont Mining Corp.                                         16          598
 Placer Dome, Inc.                           Ca               26          575
 Sons of Gwalia Ltd.                         Au              126          625
 TVX Gold, Inc.                              Ca               39          255
                                                                       ------
                                                                        3,552
                                                                       ------
 METAL MINING - 9.2%
 Acacia Resources Ltd.  (a)                  Au              130          212
 Battle Mountain Gold Co.                                     52          396
 Cyprus Amax Minerals Co.                                     24          630
 Freeport-McMoRan Copper & Gold, Inc.                         27          606
 Goldfields Ltd.  (a)                        Au              123          304
 Kinross Gold Corp.  (a)                     Ca               66          488
 Mount Edon Gold Mines                       Au              156          372
 Newcrest Mining Ltd.                        Au              114          469
 Noranda, Inc.                               Ca               30          592
 Santa Fe Pacific Gold Corp.                                  52          512
 Western Mining Corporation Holdings
  Ltd.                                       Au               34          215
                                                                       ------
                                                                        4,796
                                                                       ------
 MISCELLANEOUS METAL ORES - 0.7%
 Pasminco Ltd.                               Au              309          340
                                                                       ------

 NONMETALLIC, EXCEPT FUELS - 1.8%
 De Beers Construction Mines  (a)                             16          437
 Vulcan Materials Co.                                          9          512
                                                                       ------
                                                                          949
                                                                       ------
 OIL & GAS EXTRACTION - 10.4%
 Alberta Energy Co. Ltd.                     Ca               31          480
 Canadian Natural Resources Ltd. (a)         Ca               23          273
 Elan Energy, Inc. (a)                       Ca               20          177
 Energy Service Co., Inc.  (a)                                16          270
 Global Marine, Inc. (a)                                      73          473
 Lasmo PLC  ADR                              UK               53          378
 Oryx Energy Co.                                              46          532
 Petro Canada                                Ca               48          512
 Pioneer International Ltd.                  Au              192          469

                     Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------

   Santos Ltd.                                          Au        234    $   630
   Sonat Offshore Drilling Co., Inc.                               18        562
   Talisman Energy, Inc.  (a)                           Ca         15        263
   Union Texas Petroleum Holdings, Inc.                            23        421
                                                                         -------
                                                                           5,440
                                                                         -------
   OIL & GAS FIELD SERVICES - 0.6%
   Schlumberger Ltd.                                                5        293
                                                                         -------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 5.8%
   ELECTRIC, GAS & SANITARY SERVICES - 0.7%
   Welsh Water                                          UK         27        325
   Welsh Water PLC                                      UK         30         49
                                                                         -------
                                                                             374
                                                                         -------
   ELECTRIC SERVICES - 0.8%
   EVN Energie-Versorgung
    Niederoesterreich AG                                Aus         4        431
                                                                         -------
   GAS SERVICES - 2.7%
   Aquila Gas Pipeline Corp.                                       30        330
   Eastern Enterprises                                              2         48
   MCN Corp.                                                        4         85
   New Jersey Resources Corp.                                      10        260
   Panhandle Eastern Corp.                                         27        676
                                                                         -------
                                                                           1,399
                                                                         -------
   RAILROAD - 1.6%
   Burlington Northern, Inc.                                       10        828
                                                                         -------

TOTAL COMMON STOCKS (cost of $45,155)                                     49,295
                                                                         -------
WARRANTS (a)
--------------------------------------------------------------------------------
MANUFACTURING - 0.0%
   STONE, CLAY, GLASS & CONCRETE - 0.0%
   Holderbank Financiere Glarus (cost of $3)            Sz          3          3
                                                                         -------

TOTAL INVESTMENTS - (cost of $45,158) (b)                                 49,298
                                                                         -------

SHORT TERM OBLIGATIONS - 3.5%                                    PAR
--------------------------------------------------------------------------------
Repurchase agreement with Bankers Trust
Securities Corp., dated 10/31/95, due 11/01/95
at 5.875%, collateralized by U.S. Treasury notes
with various maturities to 1997, market value $1,886
(repurchase proceeds $1,847)                                   $1,847      1,847
                                                                         -------

OTHER ASSETS & LIABILITIES, NET - 2.1%                                     1,083
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                        $52,228
                                                                         -------

                     Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income taxes is the same.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the value of this security amounted to $174 or 0.33% of net assets.

Summary of Securities by Country        Country         Value         % of Total
--------------------------------------------------------------------------------
United States                                          $28,230           57.3
Canada                                    Ca             7,563           15.3
Australia                                 Au             4,798            9.7
United Kingdom                            UK             2,856            5.8
Spain                                     Sp             1,175            2.4
Norway                                    No             1,159            2.4
France                                    Fr               666            1.4
Netherlands                               Ne               553            1.1
New Zealand                               NZ               456            0.9
Austria                                   Aus              431            0.9
Switzerland                               Sz               404            0.8
Singapore                                 Si               358            0.7
Germany                                   G                248            0.5
Indonesia                                 Id               227            0.4
Ghana                                     Gh               174            0.4
                                                       -------          -----
                                                       $49,298          100.0
                                                       -------          -----

 ACRONYM                                               NAME
 -------                                    ---------------------------
   ADR                                      American Depository Receipt
   ADS                                      American Depository Shares
   GDS                                      Global Depository Shares

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.



See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

                                OCTOBER 31, 1995

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $45,158)                                      $49,298
Short-term obligations                                                     1,847
                                                                         -------
                                                                          51,145
Cash held in foreign banks (cost $1,519)                 $1,527
Receivable for:
  Investments sold                                          228
  Dividends                                                  76
  Fund shares sold                                           74
  Foreign tax reclaims                                        6
Deferred organization expenses                               23
Other                                                         7            1,941
                                                         ------          -------
    Total Assets                                                          53,086

LIABILITIES
Payable for:
  Investments purchased                                     490
  Fund shares repurchased                                   349
Accrued:
  Deferred Trustees fees                                      1
Other                                                        18
                                                         ------
    Total Liabilities                                                        858
                                                                         -------

NET ASSETS                                                               $52,228
                                                                         -------

Net asset value & redemption price per share -
Class A ($31,297/2,518)                                                   $12.43
                                                                         -------
Maximum offering price per share - Class A
($12.43/0.9425)                                                           $13.19 (a)
                                                                         -------
Net asset value & offering price per share -
Class B ($20,931/1,691)                                                   $12.38 (b)
                                                                         -------

COMPOSITION OF NET ASSETS
Capital paid in                                                          $44,982
Undistributed net investment income                                           73
Accumulated net realized gain                                              3,027
Net unrealized appreciation on:
  Investments                                                              4,140
  Foreign currency transactions                                                6
                                                                         -------
                                                                         $52,228
                                                                         -------

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                                $ 1,181
Interest                                                                     213
                                                                         -------
      Total investment income (net of nonrebatable
      foreign taxes withheld at source which
      amounted to $40)                                                     1,394

EXPENSES
Management fee                                                $   421
Service fee                                                       140
Distribution fee - Class B                                        169
Transfer agent                                                    188
Bookkeeping fee                                                    29
Trustees fee                                                       11
Custodian fee                                                      33
Audit fee                                                          38
Legal fee                                                           6
Registration fee                                                   28
Reports to shareholders                                             7
Amortization of deferred
  organization expenses                                            14
Other                                                              17      1,101
                                                              -------    -------
       Net Investment Income                                                 293
                                                                         -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITION
Net realized gain (loss) on:
 Investments                                                    2,583
 Foreign currency transactions                                     (5)
                                                              -------
      Net Realized Gain                                                    2,578
Net unrealized appreciation (depreciation) during
   the period on:
 Investments                                                   (4,710)
 Forward currency transactions                                      6
                                                              -------
     Net Unrealized Depreciation                                          (4,704)
                                                                         -------
       Net Loss                                                           (2,126)
                                                                         -------
Net Decrease in Net Assets from Operations                               $(1,833)
                                                                         -------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                             Year ended October 31
                                                           ---------------------
INCREASE (DECREASE) IN NET ASSETS                              1995       1994
Operations:
Net investment income                                       $    293   $    321
Net realized gain                                              2,578      1,152
Net unrealized appreciation (depreciation)                    (4,704)     2,748
                                                            --------   --------
    Net Increase (Decrease) from Operations                   (1,833)     4,221
Distributions:
From net investment income - Class A                            (289)      (308)
From net realized gains - Class A                               (642)      (256)
From net investment income - Class B                             (38)       (34)
From net realized gains - Class B                               (424)       (63)
                                                            --------   --------
                                                              (3,226)     3,560
                                                            --------   --------
Fund Share Transactions:
Receipts for shares sold - Class A                             5,815     16,099
Value of distributions reinvested - Class A                      807        491
Cost of shares repurchased - Class A                         (10,146)   (13,429)
                                                            --------   --------
                                                              (3,524)     3,161
                                                            --------   --------
Receipts for shares sold - Class B                             7,844     18,207
Value of distributions reinvested - Class B                      413         91
Cost of shares repurchased - Class B                          (8,567)    (4,008)
                                                            --------   --------
                                                                (310)    14,290
                                                            --------   --------
    Net Increase (Decrease) from Fund Share
      Transactions                                            (3,834)    17,451
                                                            --------   --------
        Total Increase (Decrease)                             (7,060)    21,011
NET ASSETS
Beginning of period                                           59,288     38,277
                                                            --------   --------
End of period (including undistributed net investment
  income of $73 and $56, respectively)                      $ 52,228   $ 59,288
                                                            --------   --------

NUMBER OF FUND SHARES
Sold - Class A                                                   463      1,268
Issued for distributions reinvested - Class A                     73         40
Repurchased - Class A                                           (816)    (1,066)
                                                            --------   --------
                                                                (280)       242
                                                            --------   --------
Sold - Class B                                                   635      1,431
Issued for distributions reinvested - Class B                     35          7
Repurchased - Class B                                           (692)      (317)
                                                            --------   --------
                                                                 (22)     1,121
                                                            --------   --------


See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Global Natural Resources Fund (formerly Colonial Natural Resources Fund), (the Fund), a series of Colonial Trust III, is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $71,295 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the in-vestment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $79,048 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $125,348 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $34,072,177 and $37,490,683, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of invest- ments for federal income tax purposes was:

    Gross unrealized appreciation                              $ 6,481,481
    Gross unrealized depreciation                               (2,341,765)
                                                               -----------
        Net unrealized appreciation                            $ 4,139,716
                                                               ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                            FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                         Year ended October 31
                                              -----------------------------------------
                                                      1995                   1994
                                              Class A     Class B     Class A   Class B
                                              -------     -------     -------   -------
Net asset value -
   Beginning of period                        $13.160     $13.110     $12.160   $12.130
                                              -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.102       0.009       0.114     0.019
Net realized and
unrealized gain (loss)                         (0.496)     (0.489)      1.104     1.097
                                              -------     -------     -------   -------
   Total from Investment
      Operations                               (0.394)     (0.480)      1.218     1.116
                                              -------     -------     -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                              (0.106)     (0.020)     (0.118)   (0.036)
From net
realized gains                                 (0.230)     (0.230)     (0.100)   (0.100)
                                              -------     -------     -------   -------
  Total Distributions
   Declared to Shareholders                    (0.336)     (0.250)     (0.218)   (0.136)
                                              -------     -------     -------   -------
Net asset value -
   End of period                              $12.430     $12.380     $13.160   $13.110
                                              =======     =======     =======   =======
Total return (c)                              (2.88)%     (3.56)%      10.14%    9.28%
                                              =======     =======     =======   =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                        1.66%(d)    2.41%(d)    1.70%     2.45%
Net investment income                           0.82%(d)    0.07%(d)    0.90%     0.15%
Portfolio turnover                                65%         65%         15%       15%
Net assets at end
of period (000)                               $31,297     $20,931     $36,830   $22,458

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on June 8, 1992.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and direct brokerage arrangements, if any, had no impact on the Fund's gross expense ratio.
(e) Not annualized.
(f) Annualized.

     Year ended         Period ended
     October 31          October 31
------------------  -------------------
       1993               1992 (b)
Class A   Class B   Class A     Class B
-------   --------  -------     -------

$ 9.750   $ 9.720   $10.000     $10.000
-------   --------  -------     -------

  0.099     0.018     0.042       0.012

  2.429     2.431    (0.292)     (0.292)
-------   -------   -------     -------

  2.528     2.449    (0.250)     (0.280)
-------   -------   -------     -------


 (0.118)   (0.039)       --          --

     --        --        --          --
-------   -------   -------     -------

 (0.118)   (0.039)       --          --
-------   -------   -------     -------

$12.160   $12.130   $ 9.750     $ 9.720
=======   =======   =======     =======
 26.20%    25.30%   (2.50)%(e)  (2.80)%(e)
=======   =======   =======     =======


  1.88%     2.63%     2.45%(f)    3.20%(f)
  0.92%     0.17%     1.07%(f)    0.32%(f)
    14%       14%       89%(f)      89%(f)

$31,098   $ 7,179   $27,790     $ 4,444


--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995 qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

  T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
    COLONIAL GLOBAL NATURAL RESOURCES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Natural Resources Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995

                       COLONIAL TRUST III

       Cross Reference Sheet (Colonial Global Equity Fund)

Item Number of Form N-1A       Location or Caption in the
                               Statement of Additional
                               Information

Part B
10.                            Cover Page

11.                            Table of Contents

12.                            Not Applicable

13.                            Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other Investment Policies;
                               Portfolio Turnover; Miscellaneous
                               Investment Practices

14.                            Fund Charges and Expenses;
                               Management of the Funds

15.                            Fund Charges and Expenses

16.                            Fund Charges and Expenses;
                               Management of the Funds

17.                            Fund Charges and Expenses;
                               Management of the Funds

18.                            Shareholder Meetings

19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                               Programs/Investor Services;
                               Programs for Reducing or
                               Eliminating Sales Charge; How to
                               Sell Shares; How to Exchange
                               Shares

20.                            Taxes

21.                            Fund Charges and Expenses;
                               Management of the Colonial Funds

22.                            Fund Charges and Expenses;
                               Investment Performance;
                               Performance Measures

23.                            Independent Accountants



                           COLONIAL GLOBAL EQUITY FUND
                       Statement of Additional Information
                                February 28, 1996



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Global Equity Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 1996. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's prospectus.

TABLE OF CONTENTS


      Part 1                                                   Page
      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Portfolio Turnover
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants


      Part 2

      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sale Charge
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder          Meetings
      Performance Measures
      Appendix I
      Appendix II


                           COLONIAL GLOBAL EQUITY FUND

                       Statement of Additional Information
                                February 28, 1996


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Global Equity Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 6. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's prospectus.

TABLE OF CONTENTS


      Part 1                                                     Page
      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Portfolio Turnover
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants

      Part 2

      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sale Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder          Meetings
      Performance Measures
      Appendix I
      Appendix II







GE-16/577A-0295

                                                  Part 1
                                       COLONIAL GLOBAL EQUITY FUND

                                   Statement of Additional Information
                                            February 28, 1996


DEFINITIONS

"Trust"                  Colonial Trust III
"Fund"                   Colonial Global Equity Fund

"Adviser"                Colonial Management Associates, Inc., the Fund's
                         investment adviser

"CISI"                   Colonial Investment Services, Inc., the Fund's
                               distributor
"CISC"                   Colonial Investors Service Center, Inc., the Fund's
                           shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus  describes the Fund's  investment  objective and policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:

         Foreign Securities
         Foreign Currency Transactions
         Currency Forwards and Futures Contracts
         Futures Contracts and Related Options
         Repurchase Agreements
         Money Market Instruments
         Securities Loans
         Short Sales


Except as described below under "Fundamental Investment Policies" the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets, however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3.    Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Own securities of any company if the Trust knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6.    Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in securities which are restricted as to disposition;
8. Purchase or sell real estate (including limited partnership interests) although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate; provided, however, that nothing in this restriction shall limit the Fund's ability to acquire or take possession of or sell real estate which it has obtained as a result of enforcement of its rights and remedies in connection with securities its otherwise permitted to acquire;
9. Invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and
10. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 10% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's assets, may be warrants whose underlying securities are not traded on principal, domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

PORTFOLIO TURNOVER

                   Year ended October 31

                1995                   1994
                ----                   ----

                 74%                    52%



FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.75%.

Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)

                               Years ended October 31

                               1995        1994         1993
                               ----        ----         ----

Management fee                 $535        $465         $257
Bookkeeping fee                  34          32          27
Shareholder service and
 transfer agent fee             223         182         109

12b-1 fees:

Service fee                     177         156          86
Distribution fee (Class B
          only)                 453         414         253


only)

Fees and expenses waived
 by the Adviser                (184)        (224)       (176)




Brokerage Commissions (dollars in thousands)

                             Years ended October 31

                                          1995          1994          1993
                                          ----          ----          ----

Total commissions                       $  226         $  203          $109
Directed transactions ( a)               3,496          9,557             0
Commissions on directed transactions         6             18            13

( a) See "Management of the Colonial Funds - Portfolio Transactions Brokerage and research services" in Part 2 of this SAI.




Trustees Fees

For the fiscal year ended October 31, 1995 and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as
Trustees:


                              Aggregate                                                    Total Compensation
                              Compensation                                                 From Trust and
                              From Fund for                                                Fund Complex Paid To
                              The Fiscal         Pension or                                The Trustees For The
                              Year Ended         Retirement Benefits    Estimated Annual   Calendar Year Ended
                              October 31, 1995   Accrued As Part of     Benefits Upon      December 31, 1995(b)
Trustee                                          Fund Expense           Retirement
-------                       ------------       ------------------     ----------------   --------------------
Robert J. Birnbaum            $  794               $0                     $0                 $71,250
Tom Bleasdale                  1,251(c)             0                      0                  98,000(d)
Lora S. Collins               1, 235                0                      0                  91,000
James E. Grinnell                795                0                      0                  71,250
William D. Ireland, Jr.        1,377                0                      0                 113,000
Richard W. Lowry                 795                0                      0                  71,250
William E. Mayer               1,163                0                      0                  91,000
John A. McNeice, Jr.               0                0                      0                       0
James L. Moody, Jr.            1,348  (e)           0                      0                  94,500(f)
John J. Neuhauser              1,160                0                      0                   91,000
George L. Shinn                1,297                0                      0                  102,500
Robert L. Sullivan             1,278                0                      0                  101,000
Sinclair Weeks, Jr.            1,424                0                      0                  112,000


(b) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(c) Includes $618 payable in later years as deferred compensation.
(d) Includes $49,000 payable in later years as deferred compensation.
(e) Includes $1,005 payable in later years as deferred compensation.
(f) Total  compensation  of $94,000 for the calendar year ended
    December 31, 1995 will be payable in later years as deferred compensation.






The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds
II) for the period January 1, 1995 through March 26, 1995 (g):


                    Total Compensation            Total Compensation From
                    From Liberty Funds II For     Liberty Funds I For The
                    The Period January 1, 1995    Calendar Year Ended December
Trustee             through March 26, 1995        31, 1995 (h)
-------             ----------------------        -----------------------------
Robert J. Birnbaum(i)       $2,900                        $16,675
James E. Grinnell(i)         2,900                         22,900
Richard W. Lowry(i)          2,900                         26,250(j)

(g) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized into a new portfolio of Colonial Trust
        III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II and continue to serve as Trustees of Liberty Funds I.
(h) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).
(i)     Elected as a Trustee of the Colonial Funds complex on April 21, 1995.
(j) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe and Farnham Incorporated, each an affiliate of the Adviser.


Ownership of the Fund

At January 31, 1996, the officers and Trustees of the Trust as a group beneficially owned shares of the Fund representing 6.88% of the then outstanding Class A shares. Of the beneficial shares owned, Messrs. Scoon and Stern, who are officers of the Fund, held shares of the Fund, representing 5.30% of the then outstanding shares. This holding consisted entirely of shares held by them as co-Trustees of The Colonial Group, Inc. Profit-Sharing Plan with respect to which they share investment and voting power.

At January 31, 1996, Merrill Lynch Pierce Fenner & Smith Inc., Attn: Book Entry, Mutual Fund Operations, 4800 Deer Lake Dr., E 3rd Fl, Jacksonville, FL 32216, owned 6.50% of the Fund's outstanding Class A shares.

At January 31, 1996, Merrill Lynch Pierce Fenner & Smith Inc., Attn: Book Entry, Mutual Fund Operations, 4800 Deer Lake Dr., E 3rd Fl, Jacksonville, FL 32216, owned 13.00% of the Fund's outstanding Class B Shares.

At January 31, 1996, there were 1,489 Class A and 6,265 Class B record holders of the Fund.

Sales Charges (dollars in thousands)

                                 Class A Shares
                             Years ended October 31



                                      1995        1994          1993
                                      ----        ----          ----

Aggregate  initial  sales
charges  on Fund share sales           $44          $36           $32


Initial sales charges retained
     by CISI                             7          17              5


                                 Class B Shares
                             Years ended October 31

                                       1995        1994         1993
                                       ----        ----         ----


Aggregate contingent deferred
 sales charges (CDSC)
  on Fund redemptions retained
     by CISI                            $175        $111         $85




12b-1 Plans, CDSC and Conversion of Shares
The Fund offers two classes of shares - Class A and Class B. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of net assets attributed to each class of shares and a distribution fee at an annual rate of 0.75% of the average net assets attributed to Class B shares. CISI may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.


The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions on or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Approximately eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of CISI for the fiscal year ended October 31, 1995, were:


                               Class A Shares          Class B Shares

Fees to FSFs                       $24                    $284
Cost of sales material
  relating to the Fund
   (including printing and
       mailing expenses)            12                      34
Allocated    travel,
   entertainment and other
      promotional expenses
        expenses (including
              advertising)          12                      30


INVESTMENT PERFORMANCE

The Fund's Class A and Class B yields for the month ended October 31, 1995, were:


        Class A                                       Class B

Yield             Adjusted Yield             Yield             Adjusted Yield
0.82%             0.70%                      0.12%             (0.01)%

The Fund's average annual total returns at October 31, 1995, were:


                                        Class A Shares
                                                     Period June 8, 1992
                                                       (commencement of
                                                     investment operations)
                                 1 year              through October 31, 1995
                                 ------              -------------------------

With sales charge of 5.75%       2.00%                        9.15%
Without sales charge             8.23%                       11.06%


                                 Class B Shares
                                                    Period June 8, 1992
                                                    (commencement of )
                                                    investment operations
                          1 year                    through October 31, 1995
                          ------                    -------------------------

With applicable CDSC      2.52% (4.91% CDSC)          9.48% (3.00% CDSC)
Without CDSC              7.43%                      10.18%

The Fund's Class A and Class B distribution rates at October 31, 1995, which are based on the latest month's distributions annualized and the maximum offering price at the end of the period, were 1.50% and 0.87%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The schedule of financial highlights incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 6 through 22 of the October 31, 1995 Annual Report, are incorporated in this SAI by reference.

                             INVESTMENT PORTFOLIO
                       OCTOBER 31, 1995 (IN THOUSANDS)

COMMON STOCKS - 90.4%                         COUNTRY         SHARES       VALUE
--------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.7%
   AGRICULTURE - CROPS - 0.1%
   Perlis Plantations Berhad                     Ma              35       $  104
                                                                          ------
   FISHING, HUNTING & TRAPPING - 0.6%
   Pescanova SA                                  Sp              11          169
   Sanford Ltd.                                  NZ             110          247
                                                                          ------
                                                                             416
                                                                          ------

--------------------------------------------------------------------------------
CONSTRUCTION - 3.6%
   BUILDING CONSTRUCTION - 2.4%
   Daikyo, Inc.                                  Ja             133          890
   Hollandsche Beton Groep NV                    Ne               1          211
   Koninklijke Volker Stevin NV                  Ne               9          579
                                                                          ------
                                                                           1,680
                                                                          ------
   HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION  - 0.9%
   Dyckerhoff und Widmann AG                     G                1          148
   Granite Construction, Inc.                                     6          170
   Koninklijke Boskalis Westminster NV           Ne               4           43
   Strabag Oesterreich AG                        Aus              2          161
   Yondenko Corp.                                Ja              16          138
                                                                          ------
                                                                             660
                                                                          ------
   SPECIAL TRADE CONTRACTORS - 0.3%
   Kyudenko Company                              Ja              16          214
                                                                          ------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 20.2%
   DEPOSITORY INSTITUTIONS - 5.0%
   Bank of Montreal                              Ca               7          164
   Bank of Nova Scotia                           Ca               5          107
   Credito Fondiario e Industrustiale            It              19           29
   Deposit Guaranty Corp.                                         6          267
   HSBC Holdings PLC                             HK              (a)           1
   Jyske Bank                                    De              12          768
   Krung Thai Bank Pub Co Ltd.                   Th              50          197
   N.S. Bancorp, Inc.                                             4          145
   National Westminster Bank PLC                 UK              28          274
   SFFed Corp.                                                    5          156
   Thai Military Bank Ltd.                       Th              90          354
   United Overseas Bank                          Si              (a)           2
   Westpac Banking Corp.                         Au             264        1,083
                                                                          ------
                                                                           3,547
                                                                          ------
   HOLDING & OTHER INVESTMENT COMPANIES - 6.2%
   Clemente Global Growth Fund, Inc. (b)                         40          330
   Emerging Germany Fund, Inc.                   G               24          177
   Emerging Tiger Fund, Inc. (b)                                 18          218
   First Australia Fund, Inc.                   Au               58          476


                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------

   First Philippine Fund, Inc.                   Ph              41       $  627
   France Growth Fund, Inc.                      Fr              14          139
   Irish Investment Fund, Inc.                   Ir              46          522
   Korean Investment Fund, Inc. (c)              Ko              (a)           4
   Pakistan Investment Fund, Inc. (c)            Pa              53          318
   Templeton Dragon Fund, Inc. (b)                               63          755
   Thai Fund                                     Th               8          193
   Thai Investment & Securities Co. Ltd.         Th               5          137
   The Asia Tiger Fund, Inc. (b)                                 21          213
   The India Fund, Inc. (c)                      Id              35          293
                                                                          ------
                                                                           4,402
                                                                          ------
   INSURANCE CARRIERS - 5.5%
   Cigna Corp.                                                   21        2,072
   Fremont General Corp.                                         13          370
   International Nederlanden Groep               Ne              13          775
   Maxicare Health Plan, Inc. (c)                                13          217
   Mercury General Corp.                                          4          177
   Schweizerische Lebensversicherungs und
    Rentenanstalt                                Sz               1          269
                                                                          ------
                                                                           3,880
                                                                          ------
   NONDEPOSITORY CREDIT INSTITUTIONS - 0.6%
   Orient Corp.                                  Ja              88          400
                                                                          ------
   REAL ESTATE - 2.3%
   Cheung Kong (Holdings) Ltd.                   HK             142          801
   New World Development Co., Ltd.               HK             203          790
   Sun Hung Kai Properties Ltd.                  HK               1            7
                                                                          ------
                                                                           1,598
                                                                          ------
   SECURITY BROKERS & DEALERS - 0.6%
   Inter-Regional Financial Group, Inc.                           7          228
   Lehman Brothers Holdings, Inc.                                 9          205
                                                                          ------
                                                                             433
                                                                          ------

--------------------------------------------------------------------------------
MANUFACTURING - 48.4%
   APPAREL - 0.0%
   Stefanel SPA                                  It              17           27
                                                                          ------
   CHEMICALS - 7.4%
   BASF AG                                       G                5        1,171
   Bayer AG                                      G                3          793
   DSM NV                                       Ne                7          492
   Dow Chemical Co.                                              14          974
   Eastman Chemical Co.                                          12          720
   Helene Curtis Industries, Inc.                                 1           30
   Shiseido Co. Ltd.                            Ja               40          404
   Union Carbide Corp.                                           12          454
   Wellman, Inc.                                                  8          193
                                                                          ------
                                                                           5,231
                                                                          ------

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 90.4%                         COUNTRY         SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   ELECTRONIC & ELECTRICAL EQUIPMENT - 3.1%
   Harman International Industries, Inc.                         14       $  627
   Matsushita Electric Industrial Co.            Ja              41          583
   Philips Electronics NV                        Ne              24          947
                                                                           -----
                                                                           2,157
                                                                           -----
   FABRICATED METAL - 2.1%
   Compagnie Generale D'Industrie
    et de Participations                         Fr               2          423
   Elco Looser Holdings AG (c)                   Sz              (a)         154
   GFI Industries SA                             Fr               4          351
   Kitz Corp.                                    Ja              64          276
   Oerlikon-Buehrle Holdings AG (c)              Sz               1           71
   Oriental Holdings Berhad                      Ma              43          198
                                                                           -----
                                                                           1,473
                                                                           -----
   FOOD & KINDRED PRODUCTS - 6.0%
   Associated British Foods PLC                  UK              38          422
   Eridania Beghin-Say SA                        It               1          116
   Fraser & Neave Ltd.                           Si              30          354
   IBP, Inc.                                                     37        2,191
   Kinki Coca Cola Bottling                      Ja              55          663
   Kulim (Malaysia) Berhad                       Ma               1            1
   Oesterreichische Brau-Beteiligungs AG         Au               2           97
   Tate & Lyle PLC                               UK              52          370
                                                                           -----
                                                                           4,214
                                                                           -----
   MACHINERY & COMPUTER EQUIPMENT - 5.5%
   Cummins Engine Co., Inc.                                       4          137
   Hewlett-Packard Co.                                            2          222
   Hitachi Ltd.                                  Ja             122        1,255
   International Business Machines Corp.                         13        1,235
   Kaydon Corp.                                                  11          312
   Seagate Technology, Inc. (c)                                  16          721
                                                                           -----
                                                                           3,882
                                                                           -----
   MEASURING & ANALYZING INSTRUMENTS - 2.7%
   Amsco International, Inc. (c)                                 20          320
   Avimo Singapore Ltd.                          Si               1            1
   Fuji Photo Film Co. Ltd.                      Ja              64        1,586
                                                                           -----
                                                                           1,907
                                                                           -----
   PAPER & PAPER MILLS - 4.6%
   Boise Cascade Corp.                                            7          268
   Champion International Corp.                                  33        1,771
   Emin Leydier                                  Fr               2          171
   Empresa Nacional de Cellulosa SA (c)          Sp              15          275
   Papierwerke Waldhof PWA                       G                3          487
   Willamette Industries, Inc.                                    5          261
                                                                           -----
                                                                           3,233
                                                                           -----
   PETROLEUM REFINING - 0.2%
   YPF Sociedad Anonima ADR                      Ar              10          163
                                                                           -----

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------

   PRIMARY METAL - 4.9%
   Acerinox SA                                   Sp              19       $1,955
   Interprovincial Steel                         Ca              14          271
   Texas Industries, Inc.                                         8          421
   Thyssen AG                                    G                4          677
   Titan Wheel International, Inc.                                8          109
                                                                          ------
                                                                           3,433
                                                                          ------
   PRIMARY SMELTING - 1.7%
   Phelps Dodge Corp.                                            19        1,217
                                                                          ------

   RUBBER & PLASTIC - 1.1%
   Nike, Inc., Class B                                           14          772
                                                                          ------

   STONE, CLAY, GLASS & CONCRETE - 2.2%
   Cementos de Mexico SA (c)                     Mx              14           43
   Indresco, Inc. (c)                                            48          824
   Industrie Zignago S. Margherita SPA           It              36          170
   Radex Heraklith Industriebeteiligungs AG      Au               4          122
   Semen Cibinong                                In              72          187
   Wienerberger Baustoffindustrie AG             Au               1          181
                                                                          ------
                                                                           1,527
                                                                          ------
   TEXTILE MILL PRODUCTS - 0.0%
   Winsor Industrial Corp. Ltd.                  HK              (a)          (a)
                                                                          ------

   TOBACCO PRODUCTS - 0.6%
   B.A.T. Industries PLC                         UK              51          421
                                                                          ------

   TRANSPORTATION EQUIPMENT - 6.3%
   Equipements et Composants pour
     l'Industrie Automobile                      Fr               2          276
   Futaba Industrial                             Ja              19          287
   Honda Motor Co. Ltd.                          Ja              40          697
   McDonnell Douglas Corp.                                       26        2,134
   Montupet                                      Fr               2          219
   Peugeot SA                                    Fr               6          804
                                                                          ------
                                                                           4,417
                                                                          ------

--------------------------------------------------------------------------------
MINING & ENERGY - 1.3%
   NONMETALLIC, EXCEPT FUELS - 0.8%
   Potash Corp. of Saskatchewan, Inc.            Ca               3          174
   Sungei Way Holdings Berhad                    Ma             115          385
                                                                          ------
                                                                             559
                                                                          ------
   OIL & GAS EXTRACTION - 0.5%
   Goal Petroleum Group PLC                      UK             140          150
   Santos Ltd.                                   Au              85          230
                                                                          ------
                                                                             380
                                                                          ------

--------------------------------------------------------------------------------
RETAIL TRADE - 4.4%
   Apparel & Accessory Stores - 3.0%
   Aoyama Trading                                Ja           78           2,112
                                                                          ------

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 90.4%                         COUNTRY         SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL TRADE  - CONT.
   AUTO DEALERS & GAS STATIONS - 0.0%
   Sime Darby (Hong Kong) Ltd.                   HK             32        $   35
                                                                          ------
   GENERAL MERCHANDISE STORES - 0.7%
   Fuji                                          Ja             10           218
   Jardine Strategic Holdings Ltd.               Si             90           241
                                                                          ------
                                                                             459
                                                                          ------
   OTHER RETAIL - 0.7%
   Imasco Ltd.                                   Ca             29           522
                                                                          ------

--------------------------------------------------------------------------------
SERVICES - 1.2%
   AMUSEMENT & RECREATION - 0.1%
   Furama Hotel Entertainment                    HK             50            57
   Genting International Ltd.                    Si             (a)           (a)
                                                                          ------
                                                                              57
                                                                          ------
   BUSINESS SERVICES - 1.1%
   Central Security Patrols                      Ja             37           334
   News Corp. Ltd.                               Au             30           135
   System Software Associates, Inc.                             11           333
                                                                          ------
                                                                             802
                                                                          ------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 9.1%
   AIR TRANSPORTATION - 2.4%
   Air Canada Corp. (c)                          Ca             22            83
   British Airways PLC                           UK             17           119
   Crossair AG                                   Sz             (a)          175
   Det Danske Luftfarts (c)                      De              7           620
   Lufthansa AG                                  G               4           541
   Malaysian Airline System Berhad               Ma             55           150
                                                                          ------
                                                                           1,688
                                                                          ------
   COMMUNICATIONS - 0.6%
   PT Voksel Electric                            In             90            99
   Southern New England
    Telecommunications Corp.                                    10           343
                                                                          ------
                                                                             442
                                                                          ------
   ELECTRIC SERVICES - 1.3%
   China Light & Power Co. Ltd.                  HK             (a)            1
   Lech-Elektrizitaetswerke                      G              (a)           71
   Pinnacle West Capital Corp.                                  17           462
   Union Electrica Fenosa SA                     Sp             79           370
                                                                          ------
                                                                             904
                                                                          ------
   GAS SERVICES - 0.2%
   BC Gas, Inc.                                  Ca             10           110
                                                                          ------

   SANITARY SERVICES - 4.0%
   North West Water PLC                          UK             40           374
   Northumbrian Water Group PLC                  UK             80         1,252

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
   Severn Trent Water PLC                        UK                 40   $   401
   Southern Water PLC                            UK                 37       412
   Yorkshire Water PLC                           UK                 40       386
                                                                         -------
                                                                           2,825
                                                                         -------
   TRANSPORTATION SERVICES - 0.5%
   GATX Corp.                                                        8       366
                                                                         -------

   WATER TRANSPORTATION - 0.1%
   Neptune Orient Lines Ltd.                     Si                 77        86
                                                                         -------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 1.5%
   DURABLE GOODS
   SA D'ieteren NV                               Be                  3       244
   Wyle Electronics Co.                                             18       810
                                                                         -------
                                                                           1,054
                                                                         -------

TOTAL COMMON STOCKS (cost of $56,630) (d)                                 63,809

SHORT-TERM OBLIGATIONS - 6.3%                                    PAR
--------------------------------------------------------------------------------
   Repurchase agreement with Bankers Trust
   Securities Corp., dated 10/31/95, due 11/01/95
   at 5.875% collateralized by U.S. Treasury
   notes with various maturities to 1997, market
   value $4,568 (repurchase proceeds $4,474)                    $4,473     4,473
                                                                         -------

OTHER ASSETS & LIABILITIES, NET - 3.3%                                     2,350
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                      $70,632
                                                                         =======


                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Rounds to less than one.
(b) This security is subject to the risks of the various countries in which the issuer is investing. (See notes to Financial Statements: Note 3 - Other.)
(c) Non-income producing.
(d) Cost for federal income tax purposes is $56,632.

Summary of Securities by Country          Country        Value        % of Total
--------------------------------------------------------------------------------
United States                                         $ 22,234              34.8
Japan                                        Ja         10,057              15.8
United Kingdom                               UK          4,581               7.2
Germany                                      G           4,065               6.4
Netherlands                                  Ne          3,047               4.8
Spain                                        Sp          2,769               4.3
France                                       Fr          2,383               3.7
Australia                                    Au          1,924               3.0
Hong Kong                                    HK          1,692               2.6
Multi-national (b)                                       1,516               2.4
Canada                                       Ca          1,431               2.2
Denmark                                      De          1,388               2.2
Thailand                                     Th            881               1.4
Malaysia                                     Ma            838               1.3
Singapore                                    Si            684               1.1
Switzerland                                  Sz            669               1.0
Philippines                                  Ph            627               1.0
Austria                                      Au            561               0.9
Ireland                                      Ir            522               0.8
Italy                                        It            342               0.5
Pakistan                                     Pa            318               0.5
India                                        Id            293               0.5
Indonesia                                    In            286               0.4
New Zealand                                  NZ            247               0.4
Belgium                                      Be            244               0.4
Argentina                                    Ar            163               0.3
Mexico                                       Mx             43               0.1
Korea                                        Ko              4               0.0
                                                      ========             =====
                                                      $ 63,809             100.0
                                                      ========             =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.





See notes to financial statements.


                      STATEMENT OF ASSETS & LIABILITIES
                               OCTOBER 31, 1995

  (in thousands except for per share amounts and footnotes)
  ASSETS
  Investments at value (cost $56,630)                              $  63,809
  Short-term obligations                                               4,473
                                                                   ---------
                                                                      68,282
  Cash held in foreign banks (cost $323)           $    323
  Receivable for:
    Investments sold                                  1,983
    Dividends                                            74
    Foreign tax reclaims                                 69
    Fund shares sold                                     36
    Expense reimbursement due from Adviser               10
    Interest                                              1
  Deferred organization expenses                         14
  Other                                                   3            2,513
                                                   --------        ---------
      Total Assets                                                    70,795

  LIABILITIES
  Payable for:
    Fund shares repurchased                              92
    Capital gains tax                                    51
  Accrued:
    Deferred Trustees fees                                1
    Other                                                19
      Total Liabilities                            --------              163

  NET ASSETS                                                       $  70,632
                                                                   =========

  Net asset value & redemption price per share -
  Class A ($11,501/924)                                            $   12.45
                                                                   =========
  Maximum offering price per share - Class A
  ($12.45/0.9425)                                                  $   13.21(a)
                                                                   =========
  Net asset value & offering price per share -
  Class B ($59,131/4,773)                                          $   12.39(b)
                                                                   =========

  COMPOSITION OF NET ASSETS
  Capital paid in                                                  $  59,820
  Overdistributed net investment income                                 (129)
  Accumulated net realized gain                                        3,754
  Net unrealized appreciation on:
    Investments                                                        7,179
    Foreign currency transactions                                          8
                                                                   ---------
                                                                   $  70,632
                                                                   =========

  (a) On sales of $50,000 or more the offering price is reduced.
  (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
  See notes to financial statements.



                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                               $ 1,721
Interest                                                                    240
                                                                        -------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $160)                                                    1,961
EXPENSES
Management fee                                             $   535
Service fee                                                    177
Distribution fee - Class B                                     453
Transfer agent                                                 223
Bookkeeping fee                                                 34
Trustees fee                                                    11
Custodian fee                                                   56
Audit fee                                                       38
Legal fee                                                        7
Registration fee                                                27
Reports to shareholders                                          9
Amortization of deferred
  organization expenses                                          9
Other                                                           21
                                                           -------
                                                             1,600
Fees waived by the Adviser                                    (184)        1,416
       Net Investment Income                               -------      --------
                                                                             545
                                                                        --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                                 3,978
 Foreign currency transactions                                (146)
                                                           -------
      Net Realized Gain                                                    3,832

Net unrealized appreciation (depreciation) during
  the period on:
 Investments                                                   653
 Foreign currency transactions                                 (16)
                                                           -------
     Net Unrealized Appreciation                                             637
                                                                        --------
          Net Gain                                                         4,469
                                                                        --------
Net Increase in Net Assets from Operations                              $  5,014
                                                                        ========




 See notes to financial statements.


                      STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                            Year ended October 31
                                                          ---------------------
INCREASE (DECREASE) IN NET ASSETS                           1995         1994
Operations:
Net investment income                                     $    545     $    439
Net realized gain                                            3,832        5,468
Net unrealized appreciation (depreciation)                     637       (1,535)
                                                          --------     --------
    Net Increase from Operations                             5,014        4,372
Distributions:
From net investment income - Class A                          (175)         (80)
From net realized gains - Class A                             (809)         (11)
From net investment income - Class B                          (533)        (361)
From net realized gains - Class B                           (4,674)        (163)
                                                          --------     --------
                                                            (1,177)       3,757
                                                          --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                           3,736       11,660
Value of distributions reinvested - Class A                    915           79
Cost of shares repurchased - Class A                        (3,545)      (3,294)
                                                          --------     --------
                                                             1,106        8,445
                                                          --------     --------
Receipts for shares sold - Class B                           9,028       32,682
Value of distributions reinvested - Class B                  4,883          485
Cost of shares repurchased - Class B                       (16,872)     (14,311)
                                                          --------     --------
                                                            (2,961)      18,856
                                                          --------     --------
    Net Increase (Decrease) from Fund Share Transactions    (1,855)      27,301
                                                          --------     --------
        Total Increase (Decrease)                           (3,032)      31,058
NET ASSETS
Beginning of period                                         73,664       42,606
                                                          --------     --------
End of period (net of overdistributed and including
  undistributed net investment income of $129 and $96,    $ 70,632     $ 73,664
  respectively)                                           ========     ========
NUMBER OF FUND SHARES
Sold - Class A                                                 310          937
Issued for distributions reinvested - Class A                   82            7
Repurchased - Class A                                         (297)        (265)
                                                          --------     --------
                                                                95          679
                                                          --------     --------
Sold - Class B                                                 754        2,643
Issued for distributions reinvested - Class B                  440           40
Repurchased - Class B                                       (1,419)      (1,170)
                                                          --------     --------
                                                              (225)       1,513
                                                          --------     --------



See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 1995


NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial Global Equity Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

                Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
FEDERAL INCOME TAXES: Consistent with the Fund#s policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST iNCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $43,895 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses)

                Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. The Fund may be subject to foreign taxes on income, gains on investments, or foreign currency repatriation. The Fund accrues foreign taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in the markets in which it invests.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimburse- ment for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $7,204 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $174,737 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
EXPENSE LIMITS:  Effective August 1, 1995 and until further notice, the
Adviser has agreed to bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.40% annually of the Fund's average net assets.

Prior to August 1, 1995 the expense limit was 1.00% of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $49,483,788 and $58,162,376, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of invest- ments for federal income tax purposes was:

   Gross unrealized appreciation                     $10,530,824
   Gross unrealized depreciation                      (3,353,598)
                                                     -----------
           Net unrealized appreciation               $ 7,177,226
                                                     ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                           FINANCIAL HIGHLIGHTS (b)


Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year ended October 31
                                                ----------------------------------------------------
                                                         1995                          1994
                                                Class A        Class B        Class A        Class B
                                                -------        -------        -------        -------
Net asset value -
  Beginning of period                           $ 12.690       $ 12.630       $ 11.760       $ 11.720
                                                ========       ========       ========       ========
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.167          0.076          0.170          0.077
Net realized and
unrealized gain (loss)                             0.735          0.735          0.969          0.959
                                                --------       --------       --------       --------
  Total from Investment
     Operations                                    0.902          0.811          1.139          1.036
                                                --------       --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                 (0.198)        (0.107)        (0.166)        (0.083)
From net
realized gains                                    (0.944)        (0.944)        (0.043)        (0.043)
                                                --------       --------       --------       --------
 Total Distributions
  Declared to Shareholders                        (1.142)        (1.051)        (0.209)        (0.126)
                                                --------       --------       --------       --------
Net asset value -
  End of period                                 $  12.45       $  12.39       $  12.69       $ 12.630
                                                ========       ========       ========       ========
Total return (d)(e)                                 8.23%          7.43%          9.76%          8.88%
                                                ========       ========       ========       ========

RATIOS TO AVERAGE NET ASSETS
Operating expenses                                  1.36%(f)       2.11%(f)       1.25%          2.00%
Interest expense                                      --             --             --             --
Fees waived by the Adviser                          0.26%(f)       0.26%(f)       0.36%          0.36%
Net investment income                               1.40%          0.65%          1.38%          0.63%
Portfolio turnover                                    74%            74%            52%            52%
Net assets at end
of period (000)                                 $ 11,501       $ 59,131       $ 10,525       $ 63,139

(a)  Net of fees and expenses waived
     or borne by the Adviser
     which amounted to                          $  0.031       $  0.031       $  0.045       $  0.045
(b)  Per share data was calculated using average shares outstanding during the period.
(c)  The Fund commenced investment operations on June 8, 1992.
(d)  Total return at net aset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  The benefits derived from custody credits and direct brokerage arrangements, if any, had no impact on the Fund's gross expense ratios.
(g)  Not annualized.
(h)  Annualized.


                     FINANCIAL HIGHLIGHTS (b) - continued

             Year ended                    Period ended
             October 31                     October 31
        -------------------            -------------------
               1993                          1992 (c)
        Class A     Class B            Class A     Class B
        -------     -------            -------     -------
        $ 9.340     $ 9.310            $10.000     $10.000
        =======     =======            =======     =======

          0.182       0.104              0.088       0.059

          2.461       2.447             (0.748)     (0.749)
        -------     -------            -------     -------

          2.643       2.551             (0.660)     (0.690)
        -------     -------            -------     -------

         (0.223)     (0.141)                --          --

             --          --                 --          --
        -------     -------            -------     -------

         (0.223)     (0.141)                --          --
        -------     -------            -------     -------

        $11.760     $11.720            $ 9.340     $ 9.310
        =======     =======            =======     =======

          28.77%      27.70%             (6.59)%(g)  (6.90)%(g)
        =======     =======            =======     =======

           1.25%       2.00%              1.25%(h)    2.00%(h)
           0.01%       0.01%                --          --
           0.51%       0.51%              0.67%(h)    0.67%(h)
           1.75%       1.00%              2.25%(h)    1.50%(h)
             58%         58%                14%(h)      14%(h)

        $ 1,769     $40,837            $   164     $32,099


        $ 0.053     $ 0.053            $ 0.053     $ 0.026

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
99.9% of the gain distribution paid by the Fund in December 1994 was derived from long-term gains.

67% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995 qualify for the corporate dividends received deduction.



                                      21

                      REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
        COLONIAL GLOBAL EQUITY FUND

        In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Equity Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.
These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund#s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995



                       COLONIAL TRUST III

    Cross Reference Sheet (Colonial Strategic Balanced Fund)

Item Number of Form N-1A       Location or Caption in the
                               Statement of Additional
                               Information

Part B
10.                            Cover Page

11.                            Table of Contents

12.                            Not Applicable

13.                            Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other Investment Policies;
                               Portfolio Turnover; Miscellaneous
                               Investment Practices

14.                            Fund Charges and Expenses;
                               Management of the Funds

15.                            Fund Charges and Expenses

16.                            Fund Charges and Expenses;
                               Management of the Funds

17.                            Fund Charges and Expenses;
                               Management of the Funds

18.                            Shareholder Meetings

19.                            How to Buy Shares; Determination
                               of Net Asset Value; Suspension of
                               Redemptions; Special Purchase
                               Programs/Investor Services;
                               Programs for Reducing or
                               Eliminating Sales Charge; How to
                               Sell Shares; How to Exchange
                               Shares

20.                            Taxes

21.                            Fund Charges and Expenses;
                               Management of the Colonial Funds

22.                            Fund Charges and Expenses;
                               Investment Performance;
                               Performance Measures

23.                            Independent Accountants


                        COLONIAL STRATEGIC BALANCED FUND
                       Statement of Additional Information

                                February 28, 1996


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial
Strategic Balanced Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 1996. This SAI should be read together with the Prospectus.
Investors  may obtain a free copy of the  Prospectus  from  Colonial  Investment
Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's prospectus.

TABLE OF CONTENTS

      Part 1                                                       Page




      Definitions
      Investment Objectives and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Portfolio Turnover
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants


      Part 2



      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charge
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II









                        COLONIAL STRATEGIC BALANCED FUND
                       Statement of Additional Information

                                February 28, 1996


DEFINITIONS
          "Fund"       Colonial Strategic Balanced Fund
          "Trust"      Colonial Trust III

          "Adviser"   Colonial Management Associates, Inc., the Fund's
                         investment adviser
          "CISI"      Colonial Investment Services, Inc., the Fund's distributor
          "CISC"      Colonial Investors Service Center, Inc., the Fund's
                      shareholder services and transfer agent


INVESTMENT OBJECTIVES AND POLICIES

The Fund's Prospectus describes its investment objectives and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


         Lower Rated Bonds
         Small Companies
         Foreign Securities
         Zero Coupon Securities
         Pay-in-Kind Securities
         Money Market Instruments
         Forward Commitments
         Repurchase Agreements
         Futures Contracts and Related Options
         Foreign Currency Transactions


Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

6. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.




OTHER INVESTMENT POLICIES
As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;


3. Own securities of any company if the Trust knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;

5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;

6.      Pledge more than 33% of its total assets;

7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in securities which are restricted as to disposition;


8.      Invest more than 15% of its net assets in illiquid assets;
9. Purchase or sell real estate (including limited partnership interests) although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate; provided, however, that nothing in this restriction shall limit the Fund's ability to acquire or take possession of or sell real estate which it has obtained as a result of enforcement of its rights and remedies in connection with securities it is otherwise permitted to acquire; and

10. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

PORTFOLIO TURNOVER

                                         Period September 19, 1994
                                         (commencement of investment operations)
           Year ended October 31, 1995    through October 31, 1994

                       49%                0% (annualized)



FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.70%.


Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)



                                                       Period September 19, 1994
                                                         (commencement of
                                                       investment operations)
                                Year ended October 31   through October 31
                                       1995                      1994
                                       ----            ------------------------

Management fee                         $196                       $9
Bookkeeping fee                          27                        3
Shareholder  service and
 transfer  agent fee                     86                        4
12b-1 fees:
  Service fee                            70                        3
  Distribution  fee (Class A)            36                        2
  Distribution  fee (Class B)            95                        4
  Distribution  fee (Class D)            25                        2
Fees and expenses  waived or
  borne by the Adviser                 (122)                      (5)





Brokerage Commissions (dollars in thousands)

                                                      Period September 19, 1994
                                                        (commencement of
                        Year ended October 31          investment operations)
                                1995                  through October 31, 1994
                                ----                  ------------------------

Total commissions               $ 20                            $ 12
Directed transactions(a)         302                             500
Commissions on
    directed transactions          1                               1

(a)   See "Management of the Colonial Funds - Portfolio Transactions -
      Brokerage and research services" in Part 2 of this SAI.



Trustees Fees

For the fiscal year ended  October 31, 1995 and calendar  year ended
December 31, 1995 , the Trustees received the following compensation for serving as Trustees:


                            Aggregate             Pension or                        Total Compensation
                            Compensation          Retirement        Estimated       From Trust and Fund
                            From Fund For The     Benefits          Annual          Complex Paid To The Trustees
                            Fiscal Year Ended     Accrued As Part   Benefits Upon   For The Calendar Year Ended
Trustee                     October 31, 1995      of Fund Expense   Retirement      December 31, 1995 (b)
-------                     ----------------      ------------      ----------      -----------------------------

Robert J. Birnbaum           $471                  $0                $0              $  71,250
Tom Bleasdale                 566(c)                0                 0                 98,000(d)
Lora S. Collins               526                   0                 0                 91,000
James E. Grinnell             471                   0                 0                 71,250
William D. Ireland, Jr.       635                   0                 0                113,000
Richard W. Lowry              468                   0                 0                 71,250
William E. Mayer              524                   0                 0                 91,000
John A. McNeice, Jr.            0                   0                 0                      0
James L. Moody, Jr.           593(e)                0                 0                 94,500(f)
John J. Neuhauser             526                   0                 0                 91,000
George L. Shinn               556                   0                 0                102,500
Robert L. Sullivan            594                   0                 0                101,000
Sinclair Weeks, Jr.           671                   0                 0                112,000

(b)      At December 31, 1995,  the Colonial  Funds  complex  consisted of 33 open-end and 5 closed-end  management investment company portfolios.
(c)      Includes $313 payable in later years as deferred compensation.
(d)      Includes $49,000 payable in later years as deferred compensation.
(e)      Includes $559 payable in later years as deferred compensation.
(f)      Total  compensation  of $94,500 for the  calendar  year ended  December  31, 1995 will be payable in later years as deferred compensation.





The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds
II) for the period January 1, 1995 through March 26, 1995 (g):

                          Total Compensation           Total Compensation
                          From Liberty Funds II For    From Liberty Funds I For
                          The Period January 1, 1995   The Calendar Year Ended
Trustee                   through March 26, 1995       December 31, 1995 (h)
-------                   ----------------------       ---------------------

Robert J. Birnbaum(i)     $2,900                       $16,675
James E. Grinnell(i)       2,900                        22,900
Richard W. Lowry(i)        2,900                        26,250 (j)

(g) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized into a new portfolio of Colonial Trust
        III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II and continue to serve as Trustees of Liberty Funds I.
(h)     At December 31, 1995, the Liberty Funds I were advised by Liberty
        Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).
(i)     Elected as a Trustee of the Colonial Funds complex on April 21, 1995.
(j) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.


Ownership of the Fund

At January 31, 1996, the officers and Trustees of the Trust as a group owned 417,905.711shares of the Fund representing 27.04% of the then outstanding Class A shares. The largest single holding was by the Adviser (26.99%).

At January 31, 1996, the officers and Trustees of the Trust as a group owned 207,501.215shares of the Fund representing 10.98% of the then outstanding Class B shares. The total ownership was held by the Adviser (10.98%)..

At January 31, 1996, the officers and Trustees of the Trust as a group owned 207,387.808shares of the Fund representing 51.48% of the then outstanding Class D shares. The total ownership was held by the Adviser (51.48%).

At January 31, 1996, Sales Marketing Services Inc., P.O. Box 516, Metairie, LA 70004-0516, owned 6.50% of the Fund's outstanding Class A shares.

At January 31, 1996, there were 1,119 Class A, 2,913 Class B and 199 Class D record holders of the Fund.


Sales Charges (dollars in thousands)

                           Class A Shares
                                                      Period September 19, 1994
                                                     (commencement of
                        Year ended October 31        investment operations)
                               1995                  through October 31, 1994


Aggregate  initial
 sales  charges  on
  Fund  share sales            $186                          $66

Initial sales charges
 retained by CISI                13                            0

                                 Class B Shares
                                                     Period September 19, 1994
                                                     (commencement of
                        Year ended October 31        investment operations)
                               1995                  through October 31, 1994
Aggregate contingent
 deferred sales
 charges (CDSC)
 on Fund redemptions
 retained by CISI              $29                           $0

                                Class D Shares
                                                    Period September 19, 1994
                                                     (commencement of
                        Year ended October 31        investment operations)
                               1995                  through October 31, 1994
CDSC on Fund redemptions
retained by CISI                $1                            $0


12b-1 Plans, CDSC and Conversion of Shares
The Fund offers three classes of shares - Class A, Class B and Class D. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of average net assets attributed to each class of shares. The Fund's Class A shares pay CISI a 0.30% annual distribution fee and Class B and Class D shares pay CISI a 0.75% annual distribution fee. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.


The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class D shares are offered at net asset value plus a 1.00% initial sales charge and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions on or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Approximately eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value.

Sales-related expenses (dollars in thousands) of CISI relating to the Fund for the fiscal year ended October 31, 1995 , were:


                             Class A Shares    Class B Shares    Class D Shares

Fees to FSFs                  $   31            $   448            $ 18

Cost of sales material
  relating to the Fund
  (including printing
   and mailing expenses)          21                 32               6

Allocated    travel,
 entertainment   and   other
 promotional  expenses
 (including advertising)          36                 59              11


INVESTMENT PERFORMANCE

The Fund's Class A, Class B and Class D yields for the month ended October 31, 1995, were:


    Class A                    Class B                  Class D

Yield   Adjusted Yield     Yield    Adjusted Yield   Yield     Adjusted Yield
2.94%   2.70%              2.34%    2.08%            2.31%         2.05%



The Fund's average annual total returns at October 31, 1995, were:



                                      Class A Shares

                                                    Period September 19, 1994
                                                    (commencement of investment
                                                     operations)
                              1 year                 through October 31, 1995
                              ------                 -------------------------

With sales charge of 4.75%    15.70%                          13.02%
Without sales charge          21.47%                          18.04%

                                      Class B Shares

                                                    Period September 19, 1994
                                                    (commencement of investment
                                                     operations)
                              1 year                 through October 31, 1995
                              ------                 -------------------------

With  applicable  CDSC        16.00% (5.00% CDSC)        14.01% (4.00% CDSC)
Without CDSC                  21.00%                     17.53%


                                      Class D Shares

                                                    Period September 19, 1994
                                                    (commencement of investment
                                                     operations)
                              1 year                 through October 31, 1995
                              ------                 -------------------------

With CDSC of 1.00%            18.83%                  16.52%
Without CDSC                  21.04%                  17.57%


The Fund's Class A, Class B and Class D distribution rates at October 31, 1995, which are based on the most recent quarter's distributions and the maximum offering price at the end of the quarter, were 4.25%, 4.04% and 3.98%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI, and the financial highlights in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 7 through 27 of the October 31, 1995 Annual Report, are incorporated in this SAI by reference.

                              INVESTMENT PORTFOLIO

                         OCTOBER 31, 1995 (IN THOUSANDS)

 COMMON STOCKS - 54.6%                        COUNTRY      SHARES       VALUE
 -------------------------------------------------------------------------------
 CONSTRUCTION - 0.2%
  HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
  Yondenko Corp.                                 Ja             9      $    78
                                                                       -------
 -------------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - 9.9%
  DEPOSITORY INSTITUTIONS - 4.0%
  Bank of Boston Corp.                                          7          312
  Bank of Montreal                               Ca             4           89
  Bank of New York Co., Inc.                                    4          155
  BayBanks, Inc.                                                2          162
  Citicorp                                                      5          311
  HSBC Holdings PLC                              HK             6           81
  Kredietbank NV                                 Be            (a)          50
  National Westminster Bank PLC                  UK             9           85
  Norwest Corp.                                                 4          109
  TCF Financial Corp.                                           3          182
                                                                       -------
                                                                         1,536
                                                                       -------
  HOLDING & OTHER INVESTMENT COMPANIES - 0.1%
  First Australia Fund, Inc.                     Au             3           20
  First Phillipine Fund, Inc.                    Ph             2           31
                                                                      --------
                                                                            51
                                                                      --------
  INSURANCE CARRIERS - 3.9%
  Allstate Corp.                                                3          102
  American Bankers Insurance Group, Inc.                        3          108
  Cigna Corp.                                                   4          377
  Fremont General Corp.                                         3           83
  Life Re Corp.                                                 3           64
  Loews Corp.                                                   2          337
  Maxicare Health Plans, Inc.  (b)                              4           70
  Pacificare Health Systems, Inc. (b)                           1           95
  Protective Life Corp.  (b)                                    3           91
  Selective Insurance Group, Inc.                              (a)          11
  US Facilities Corp.                                           8          151
                                                                      --------
                                                                         1,489
                                                                      --------
  NONDEPOSITORY CREDIT INSTITUTIONS - 1.6%
  Aplus Co. Ltd.                                 Ja            42          163
  Green Tree Financial Corp.                                   10          266
  The Money Store, Inc.                                         5          180
                                                                      --------
                                                                           609
                                                                      --------

                           Investment Portfolio/October 31, 1995

  ------------------------------------------------------------------------------
  COMMON STOCKS - CONT.                        COUNTRY      SHARES      VALUE
  ------------------------------------------------------------------------------
  FINANCE, INSURANCE & REAL ESTATE - CONT.
   SECURITY BROKERS & DEALERS - 0.3%
   Alex Brown, Inc.                                              2   $      112
                                                                     -----------
  ------------------------------------------------------------------------------
  MANUFACTURING - 33.6%
   APPAREL - 0.6%
   Nautica Enterprises, Inc. (b)                                 4          144
   Norton McNaughton, Inc. (b)                                   5           99
                                                                     ----------
                                                                            243
                                                                     ----------
   CHEMICALS - 3.4%
   BASF AG                                        G              1          133
   DSM NV                                         Ne             1           52
   E.I. DuPont De Nemours & Co.                                  1           87
   Eastman Chemical Co.                                          4          226
   Eli Lilly & Co.                                               1           97
   Helene Curtis Industries, Inc.                                2           45
   Johnson & Johnson                                             2          163
   Merck KGAA                                     G              4          169
   Norsk Hydro A.S. ADR (b)                       No             2           60
   Union Carbide Corp.                                           8          288
                                                                     -----------
                                                                          1,320
                                                                     -----------

   ELECTRONIC & ELECTRICAL EQUIPMENT - 4.6%
   Aspect Telecommunications Corp. (b)                           4          137
   Comverse Technology, Inc. (b)                                 4           95
   Dovatron International, Inc. (b)                              2           68
   Duracraft Corp.  (b)                                          2           44
   HADCO Corp.  (b)                                              7          196
   Harman International Industries, Inc.                         2          102
   Haw Par Brothers International Ltd.            Si            20           41
   Hutchinson Technology, Inc.  (b)                              1           63
   International Rectifier Corp.  (b)                            4          176
   Micron Technology, Inc.                                       5          325
   Motorola, Inc.                                                2          144
   Park Electrochemical Corp.                                    4          113
   Philips Electronics NV                         Ne             3          124
   Radiotechnique                                 Fr           (a)           23
   Sanmina Corp. (b)                                             2          130
                                                                     -----------
                                                                          1,781
                                                                     -----------

   FABRICATED METAL - 0.9%
   Buderus AG                                     G            (a)           86
   Bunka Shutter Co. Ltd.                         Ja            20          141
   GFI Industries SA                              Fr             1          101
   Oriental Holdings Berhad                       Ma             5           23
                                                                     -----------
                                                                            351
                                                                     -----------

                           Investment Portfolio/October 31, 1995

  ------------------------------------------------------------------------------
   FOOD & KINDRED PRODUCTS - 2.4%
   Archer Daniels Midland Co.                                   13   $      212
   Hudson Foods, Inc.                                            9          121
   IBP, Inc.                                                     4          209
   Phillip Morris Co., Inc.                                      3          228
   Smithfield Foods, Inc.  (b)                                   2           61
   Superfos AS                                    De             1           89
                                                                     -----------
                                                                            920
                                                                     -----------

   LEATHER - 0.4%
   Wolverine World Wide, Inc.                                    5          158
                                                                     -----------

   LUMBER & WOOD PRODUCTS - 0.3%
   Oakwood Homes Corp.                                           3           98
                                                                     -----------

   MACHINERY & COMPUTER EQUIPMENT - 9.2%
   AGCO Corp.                                                    2           74
   Applied Materials, Inc.  (b)                                  3          140
   Bay Networks, Inc.  (b)                                       3          165
   Brunswick Corp.                                               4           68
   Caterpillar, Inc.                                             3          140
   Compaq Computer Corp.  (b)                                    4          223
   Deere & Co.                                                   1           80
   EMC Corp.  (b)                                                7          102
   Exabyte Corp. (b)                                             3           39
   Fujitsu Ltd.                                   Ja             4           48
   Hewlett-Packard Co.                                           4          352
   Hitachi Ltd.                                   Ja            14          144
   International Business Machines Corp.                         3          331
   JLG Industries, Inc.                                         10          235
   Lam Research Corp.  (b)                                       2           91
   Mylex Corp.  (b)                                              8          149
   NACCO Industries, Inc.                                        1           46
   Outboard Marine Corp.                                         1           25
   Proteon, Inc. (b)                                             9           65
   S3, Inc.  (b)                                                 5           86
   Seagate Technology, Inc.  (b)                                 8          336
   Silicon Graphics, Inc. (b)                                    3          100
   Strattec Security Corp.  (b)                                 (a)           8
   Sun Microsystems, Inc. (b)                                    6          437
   Toro Co.                                                      3           87
                                                                     -----------
                                                                          3,571
                                                                     -----------

   MEASURING & ANALYZING INSTRUMENTS - 2.1%
   Bio-Rad Laboratories, Inc.
    Class A  (b)                                                 4          160
   Cordis Corp.  (b)                                             1          155
   Esterline Technologies Corp. (b)                              6          127
   Fuji Photo Film Co. Ltd.                       Ja             5          124

                      Investment Portfolio/October 31, 1995

--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                             COUNTRY       SHARES     VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
Measuring & Analyzing Instruments - Cont.
Medtronic, Inc.                                                    4       $219
Quickturn Design Systems, Inc.  (b)                                5         48
                                                                           ----
                                                                            833
                                                                           ----
MISCELLANEOUS MANUFACTURING - 0.3%
Callaway Golf Co.                                                  6        105
                                                                           ----
PAPER & PAPER MILLS - 1.8%
ACX Technologies, Inc. (b)                                         8        124
Chesapeake Corp.                                                   3         92
Longview Fibre Co.                                                10        145
Norske Skogindustrier AS                            No             2         58
SCA Laakirchen AG                                   Aus           (a)       149
Saint Louis Bouchon                                 Fr            (a)        87
Shorewood Packaging Corp. (b)                                      3         52
                                                                           ----
                                                                            707
                                                                           ----
PETROLEUM REFINING - 1.5%
British Petroleum Co. PLC ADR                       UK             1         97
Exxon Corp.                                                        3        229
Lyondell Petrochemical Co.                                         9        190
Phillips Petroleum Co.                                             3         81
                                                                           ----
                                                                            597
                                                                           ----
PRIMARY METAL - 2.4%
Acerinox SA                                         Sp             2        211
Alcan Aluminum Ltd.                                                5        142
Aluminum Company of America                                        1         71
British Steel PLC                                   UK            29         74
Magma Copper Co., Class B                                          6        101
National Steel Corp. (b)                                           6         83
Texas Industries, Inc.                                             2        110
Titan Wheel International, Inc.                                    8        120
                                                                           ----
                                                                            912
                                                                           ----
PRIMARY SMELTING - 0.2%
Phelps Dodge Corp.                                                 1         76
                                                                           ----
RUBBER & PLASTIC - 0.6%
Applied Extrusion Technologies, Inc.  (b)                          7        108
Continental AG                                      G              8        106
                                                                           ----
                                                                            214
                                                                           ----
STONE, CLAY, GLASS & CONCRETE - 1.0%
Desimpel Kortemark Co. NV                           Be             2        111
Indresco, Inc.  (b)                                                8        137
Owens-Corning Fiberglas Corp.                                      3        127

                      Investment Portfolio/October 31, 1995

--------------------------------------------------------------------------------
Vitro S.A.                                          Mx            12       $ 26
                                                                           ----
                                                                            401
                                                                           ----
TEXTILE MILL PRODUCTS - 0.1%
Guilford Mills, Inc.                                               2         37
                                                                           ----
TRANSPORTATION EQUIPMENT - 1.8%
Borg-Warner Automotive, Inc.                                       6        165
Coachmen Industries, Inc.                                          4         64
Fleetwood Enterprises, Inc.                                        3         70
Ford Motor Co.                                                     6        172
Honda Motor Co. Ltd.                                Ja             2         35
Varlen Corp.                                                       3         88
Volvo AB ADR                                        Sw             5        114
                                                                           ----
                                                                            708
                                                                           ----
--------------------------------------------------------------------------------
MINING & ENERGY - 0.7%
CRUDE PETROLEUM & NATURAL GAS - 0.5%
Occidental Petroleum Corp.                                         9        183
                                                                           ----
NONMETALLIC, EXCEPT FUELS - 0.2%
Potash Corp. of Saskatchewan, Inc.                  Ca             1         83
                                                                           ----
RETAIL TRADE - 2.8%
FOOD STORES - 0.6%
Safeway, Inc.  (b)                                                 5        222
                                                                           ----
GENERAL MERCHANDISE STORES - 1.2%
Dollar General Corp.                                               3         61
Federated Department Stores, Inc.  (b)                             6        150
Jardine Strategic Holdings Ltd.                     Si            22         59
Sears, Roebuck & Co.                                               3        102
Waban, Inc.  (b)                                                   6         91
                                                                           ----
                                                                            463
                                                                           ----
HOME FURNISHINGS & EQUIPMENT - 0.3%
Circuit City Stores, Inc.                                          4        137
                                                                           ----
MISCELLANEOUS RETAIL - 0.7%
Blair Corp.                                                        2         44
Imasco Ltd.                                         Ca             7        125
Office Depot, Inc.  (b)                                            4        115
                                                                           ----
                                                                            284
                                                                           ----
--------------------------------------------------------------------------------
SERVICES - 2.6%
AMUSEMENT & RECREATION - 0.3%
Grand Casinos, Inc. (b)                                            3         99
                                                                           ----
BUSINESS SERVICES - 1.1%
Computer Associates International, Inc.                            2        124

                      Investment Portfolio/October 31, 1995

---------------------------------------------------------------------------------
COMMON STOCKS - CONT.                              COUNTRY       SHARES     VALUE
---------------------------------------------------------------------------------
SERVICES - CONT.
BUSINESS SERVICES - CONT.
FileNet Corp. (b)                                                   3       $113
Manpower, Inc.                                                      3         73
Norrell Corp.                                                       4        108
                                                                            ----
                                                                             418
                                                                            ----

ENGLISH, ACCOUNTING, RESEARCH & MANAGEMENT - 0.2%
International-Muller NV                             Ne              1         61
                                                                            ----
HEALTH SERVICES - 0.6%
Integrated Health Services, Inc.                                    3         69
Lincare Holdings, Inc. (b)                                          5        124
Rotech Medical Corp.(b)                                             3         57
                                                                            ----
                                                                             250
                                                                            ----
HOTELS, CAMPS & LODGING - 0.4%
Hospitality Franchise Systems, Inc.  (b)                            3        184
                                                                            ----
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.7%
AIR TRANSPORTATION - 0.8%
British Airways PLC  ADR                            UK              1         71
Comair Holdings, Inc.                                               6        168
Lufthansa AG                                        G               1         69
                                                                            ----
                                                                             308
                                                                            ----
COMMUNICATIONS - 0.6%
Southwestern Bell Corp.                                             2        129
Sprint Corp.                                                        2         88
Telefonos de Mexico SA ADR                          Mx              1         30
                                                                            ----
                                                                             247
                                                                            ----
ELECTRIC SERVICES - 0.8%
Duke Power Co.                                                      2         89
Northeast Utilities                                                 4        106
Unicom Corp.                                                        3         98
                                                                            ----
                                                                             293
                                                                            ----
SANITARY SERVICES - 0.2%
Yorkshire Water PLC                                 UK              8         77
                                                                            ----
TRANSPORTATION SERVICES - 0.2%
Air Express International Corp.                                     4         81
                                                                            ----
Water Transportation - 0.1%
DFDS AS                                             De             (a)        57
                                                                            ----

                      Investment Portfolio/October 31, 1995

-----------------------------------------------------------------------------------
WHOLESALE TRADE - 2.1%
DURABLE GOODS - 1.9%
Arrow Electronics, Inc.  (b)                                        2       $   101
Beers NV                                            Ne              1            80
Hanwa Co. Ltd.  (b)                                 Ja             56           169
Pioneer Standard Electronics, Inc.                                  8           104
Shelter Components Corp.                                            4            55
Software Spectrum, Inc.  (b)                                        4            75
Wyle Electronics Co.                                                4           170
                                                                            -------
                                                                                754
                                                                            -------
NONDURABLE GOODS - 0.2%
Dalgety PLC                                         UK             11            70
                                                                            -------
TOTAL COMMON STOCKS  (cost of $16,823)                                       21,178
                                                                            -------
BONDS & NOTES - 39.0%                                            PAR
-----------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 15.1%
-----------------------------------------------------------------------------------
CONSTRUCTION - 0.3%
BUILDING CONSTRUCTION
USG Corp.,
                            9.250%    09/15/01                   $100           106
                                                                            -------
-----------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.3%
FINANCIAL SERVICES
Comdata Network, Inc.,
                           13.250%    12/15/02                    100           118
                                                                            -------
-----------------------------------------------------------------------------------
MANUFACTURING - 4.7%
CHEMICALS - 0.8%
Agricultural Minerals Co., LP,
                           10.750%    09/30/03                    100           106
Huntsman Corp.,
                           11.000%    04/15/04                    100           111
N.L. Industries, Inc.,
                           11.750%    10/15/03                    100           106
                                                                            -------
                                                                                323
                                                                            -------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.3%
Amphenol Corp.,
                           12.750%    12/15/02                    100           113
                                                                            -------
FOOD & KINDRED PRODUCTS - 0.6%
Doskocil Companies Inc.,
                            9.750%    07/15/00                    100            97
Van De Kamps, Inc., (c)
                           12.000%    09/15/05                    150           154
                                                                            -------
                                                                                251
                                                                            -------

                      Investment Portfolio/October 31, 1995

---------------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - CONT.                                            PAR        VALUE
---------------------------------------------------------------------------------
MANUFACTURING - CONT.
LUMBER & WOOD PRODUCTS - 0.3%
Triangle Pacific Corp.,
                            10.500%   08/01/03                   $100       $105
                                                                            ----
MISCELLANEOUS MANUFACTURING - 0.6%
American Standard Co., stepped coupon,
                 (10.500% 06/01/98) 06/01/05 (d)                  150        126
Coleman Holdings Co., Series B,
                              (e)     05/27/98                    150        119
                                                                            ----
                                                                             245
                                                                            ----
PAPER PRODUCTS - 0.8%
Repap Wisconsin, Inc.,
                             9.250%   02/01/02                    100         97
SD Warren Co.,
                            12.000%   12/15/04                    100        111
Stone Container Corp.,
                             9.875%   02/01/01                    100         99
                                                                            ----
                                                                             307
                                                                            ----
PRIMARY METAL - 0.5%
A.K. Steel Corp.,
                            10.750%   04/01/04                    100        109
Magma Copper Co.,
                            12.000%   12/15/01                    100        110
                                                                            ----
                                                                             219
                                                                            ----
STONE, CLAY, GLASS & CONCRETE - 0.3%
Owens-Illinois, Inc.,
                            10.500%   06/15/02                    100        105
                                                                            ----
TRANSPORTATION EQUIPMENT - 0.5%
Aftermarket Technology Corp.,
Series B,
                            12.000%   08/01/04                    100        106
Harvard Industries, Inc., (c)
                            11.125%   08/01/05                    100        101
                                                                            ----
                                                                             207
                                                                            ----
---------------------------------------------------------------------------------
MINING & ENERGY - 1.3%
Crude Petroleum & Natural Gas - 0.5%
Ferrellgas Finance Corp., LP,
                            10.000%   08/01/01                    100        104
Triton Energy Corp.,
                              (e)     11/01/97                    100         85
                                                                            ----
                                                                             189
                                                                            ----

                      Investment Portfolio/October 31, 1995

---------------------------------------------------------------------------------
OIL & GAS EXTRACTION - 0.8%
Gulf Canada Resources Ltd.,
                             9.250%   01/15/04                   $100       $100
Rowan Companies, Inc.,
                            11.875%   12/01/01                    100        108
Santa Fe Energy Resources, Inc.,
                            11.000%   05/15/04                    100        107
                                                                            ----
                                                                             315
                                                                            ----
RETAIL TRADE - 1.2%
FOOD STORES - 0.7%
Dominick's Finer Foods, Inc.,
                            10.875%   05/01/05                    150        158
Pathmark Stores, Inc.,
                             9.625%   05/01/03                    100         99
                                                                            ----
                                                                             257
                                                                            ----
MISCELLANEOUS RETAIL - 0.5%
Finlay Fine Jewelry Corp.,
                            10.625%   05/01/03                    100         99
Thrifty Payless Holdings, Inc.,
                            11.750%   04/15/03                    100        107
                                                                            ----
                                                                             206
                                                                            ----
---------------------------------------------------------------------------------
SERVICES - 2.6%
AMUSEMENT & RECREATION - 1.0%
Bally's Grand, Inc., Series B,
                            10.375%   12/15/03                    100        100
Boyd Gaming Corp.,
                            10.750%   09/01/03                    100        105
Falcon Holdings, PIK,
                            11.000%   09/15/03                    106        101
Trump Taj Mahal Funding, Inc., PIK,
                            11.350%   11/15/99                    100         86
                                                                            ----
                                                                             392
                                                                            ----
HEALTH SERVICES - 1.2%
GranCare, Inc.,
                             9.375%   09/15/05                    150        149
Integrated Health Services, Inc.,
                            10.750%   07/15/04                    100        106
OrNda Health Corp.,
                            11.375%   08/15/04                    100        112
Tenet Healthcare Corp.,
                            10.125%   03/01/05                    100        107
                                                                            ----
                                                                             474
                                                                            ----

                      Investment Portfolio/October 31, 1995

----------------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - CONT.                                            PAR         VALUE
----------------------------------------------------------------------------------
SERVICES - CONT.
HOTELS, CAMPS & LODGING - 0.4%
HMH Properties Inc., (c)
                             9.500%   05/15/05                   $150       $  151
                                                                            ------
----------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 4.4%
COMMUNICATIONS - 3.7%
Allbritton Communications Co.,
                            11.500%   08/15/04                    100          107
Bell Cablemedia PLC, stepped coupon,
         (11.950% 07/15/99) 07/15/04 (d) (f)        UK            150          102
Cablevision Systems Corp.,
                            10.750%   04/01/04                    100          105
Cellular Communications Units, (g)
                              (e)     08/15/00                    100           58
Comcast Corp.,
                             9.125%   10/15/06                    250          254
Continental Cablevision, Inc.,
                            11.000%   06/01/07                    100          112
MFS Communications Company, Inc.,
    stepped coupon,  (9.375% 01/15/99) 01/15/04 (d)               100           78
NWCG Holding Corp.,
                              (e)     06/15/99                    175          118
Paging Network, Inc.,
                            10.125%   08/01/07                    100          106
SCI Television, Inc.,
                            11.000%   06/30/05                    100          106
Sinclair Broadcast Group, Inc.,
                            10.000%   09/30/05                    100          103
Videotron Holding PLC, stepped coupon,
                  (11.000% 08/15/00)  08/15/05 (d)                100           59
Young Broadcasting Corp.,
                            11.750%   11/15/04                    100          112
                                                                            ------
                                                                             1,420
                                                                            ------
GAS SERVICES - 0.4%
California Energy Co., Inc.,
                             9.875%   06/30/03                    150          154
                                                                            ------
MOTOR FREIGHT & WAREHOUSING - 0.3%
Trism, Inc.,
                            10.750%   12/15/00                    100           98
                                                                            ------
WHOLESALE TRADE - 0.3%
NONDURABLE GOODS
Revlon Worldwide Corp.,
                              (e)     03/15/98                    150          112
                                                                            ------

                      Investment Portfolio/October 31, 1995

-----------------------------------------------------------------------------------
TOTAL CORPORATE FIXED-INCOME
BONDS & NOTES  (cost of $5,632)                                             $ 5,867
                                                                            -------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 13.2%                      CURRENCY
-----------------------------------------------------------------------------------
Government of Finland Bond,                       FN
                            10.000%   09/15/01                    4,000       1,057
Kingdom of Denmark,                               DK
                             8.000%   05/15/03                    8,134       1,522
Republic of Poland (Brady),                       PL
          Past Due Interest, stepped coupon,
          (3.750% 04/27/96) 10/27/14                                500         320
Treasury Corp. of Victoria,                       A$
                            12.000%   09/22/01                      841         737
United Kingdom Treasury,                          BP
                            10.000%   09/08/03                      569       1,007
Western Australia Treasury,                       A$
                            12.000%   08/01/01                      550         482
                                                                            -------
TOTAL FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS  (cost of $4,984)                                                 5,125
                                                                            -------
U.S. GOVERNMENT OBLIGATIONS - 10.7%
-----------------------------------------------------------------------------------
U.S. Treasury Notes,
                            11.875%   11/15/03 (cost of $3,875)  $3,020       4,135

TOTAL BONDS & NOTES (cost of $14,491)                                        15,127
                                                                            -------
TOTAL INVESTMENTS - 93.4% (cost of $31,314) (h)                              36,305
                                                                            -------
SHORT-TERM OBLIGATIONS - 4.7%
Repurchase agreement with Bankers Trust Securities,
Corp. dated 10/31/95, due 11/01/95 at 5.875% collateralized
by U.S. Treasury notes with various maturities to 1997,
market value $1,870 (repurchase proceeds $1,831)                  1,831       1,831
                                                                            -------

OTHER ASSETS & LIABILITIES, NET - 1.7%                                          658
-----------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                         $38,794
                                                                            -------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Rounds to less than one.
(b)  Non-income producing.
(c) Security is exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the the value of these securities amounted to $406 or 1.0% of net assets.

                      Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
--------------------------------------------------------------------------------
(d) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(e)  Zero coupon bond.
(f)  This is a British security.  Par amount is stated in U.S. dollars.
(g) Each unit consists of one bond and one warrant to purchase shares of common stock.
(h)  Cost for federal income tax purposes is the same.

Summary of Securities
 by Country/Currency               Country/Currency     Value       % of Total
------------------------------------------------------------------------------
United States                                          $27,104          74.6
Denmark                                 De/DK            1,668           4.6
United Kingdom                          UK/BP            1,583           4.4
Australia                               Au/A$            1,239           3.4
Finland                                  FN              1,057           2.9
Japan                                    Ja                902           2.5
Germany                                  G                 563           1.5
Poland                                   PL                320           0.9
Netherlands                              Ne                317           0.9
Canada                                   Ca                297           0.8
Spain                                    Sp                211           0.6
France                                   Fr                211           0.6
Belgium                                  Be                161           0.4
Austria                                 Aus                149           0.4
Norway                                   No                118           0.3
Sweden                                   Sw                114           0.3
Singapore                                Si                100           0.3
Hong Kong                                HK                 81           0.2
Mexico                                   Mx                 56           0.2
Phillipines                              Ph                 31           0.1
Malaysia                                 Ma                 23           0.1
                                                       -------         -----
                                                       $36,305         100.0
                                                       -------         -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                                  Name
-------                                  ----
ADR                                      American Depository Receipt
PIK                                      Payment-In-Kind

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1995

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $31,314)                                         $36,305
Short-term obligations                                                        1,831
                                                                            -------
                                                                             38,136
Cash held in foreign banks (cost $1)                              $  1
Receivable for:
  Interest                                                         400
  Fund shares sold                                                 181
  Investments sold                                                 107
  Dividends                                                         18
  Expense reimbursement due from Adviser                            12
  Foreign tax reclaims                                               3
Deferred organization expenses                                      56
Other                                                                1          779
                                                                  ----      -------
    Total Assets                                                             38,915

LIABILITIES
Payable for:
  Fund shares repurchased                                          111
Accrued:
  Deferred Trustees fees                                             1
  Other                                                              9
                                                                  ----
    Total Liabilities                                                           121
                                                                            -------

NET ASSETS                                                                  $38,794
                                                                            -------

Net asset value & redemption price per share -
Class A ($16,346/1,403)                                                     $ 11.65
                                                                            -------
Maximum offering price per share - Class A
($11.65/0.9525)                                                             $ 12.23  (a)
                                                                            -------
Net asset value & offering price per share -
Class B ($18,284/1,570)                                                     $ 11.64  (b)
                                                                            -------
Net asset value price per share -
Class D ($4,164/358)                                                        $ 11.65  (b)
                                                                            -------
Maximum offering price per share - Class D
($11.65/0.9900)                                                             $ 11.77
                                                                            --------



(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Interest                                                                     $1,072
Dividends                                                                       246
                                                                             ------
       Total investment income (net of nonrebatable foreign
        taxes withheld at source which amounted to $12)                       1,318

EXPENSES
Management fee                                                  $  196
Service fee                                                         70
Distribution fee - Class A                                          36
Distribution fee - Class B                                          95
Distribution fee - Class D                                          25
Transfer agent                                                      86
Bookkeeping fee                                                     27
Trustees fee                                                         5
Custodian fee                                                       11
Audit fee                                                           16
Legal fee                                                           35
Registration fee                                                    28
Reports to shareholders                                              5
Amortization of deferred
  organization expenses                                             14
Other                                                                7
                                                                ------
                                                                   656

Fees waived by the Adviser                                        (122)         534
                                                                -------      ------
       Net Investment Income                                                    784
                                                                             ------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                        189
Foreign currency transactions                                       (6)
                                                                -------
       Net Realized Gain                                                        183
Net unrealized appreciation during
the period on:
Investments                                                      5,069
Foreign currency transactions                                        3
                                                                ------
       Net Unrealized Appreciation                                            5,072
                                                                             ------
              Net Gain                                                        5,255
                                                                             ------

Net Increase in Net Assets From Operations                                   $6,039
                                                                             ------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                               Year ended October 31
                                                            ------------------------
INCREASE (DECREASE) IN NET ASSETS                                1995       1994(a)
Operations:
Net investment income                                          $   784      $    37
Net realized gain (loss)                                           183           (2)
Net unrealized appreciation (depreciation)                       5,072          (80)
                                                               --------     -------
    Net Increase (Decrease) from Operations                      6,039          (45)
Distributions:
From net investment income - Class A                              (409)           -
From net investment income - Class B                              (382)           -
From net investment income - Class D                               (97)           -
                                                               -------      -------
                                                                 5,151          (45)
                                                               -------      -------
Fund Share Transactions:
Receipts for shares sold - Class A                               8,580        6,427
Value of distributions reinvested - Class A                        381            -
Cost of shares repurchased - Class A                            (1,218)          (5)
                                                               -------      -------
                                                                 7,743        6,422
                                                               -------      -------
Receipts for shares sold - Class B                              10,846        6,364
Value of distributions reinvested - Class B                        351            -
Cost of shares repurchased - Class B                            (1,588)         (33)
                                                               -------      -------
                                                                 9,609        6,331
                                                               -------      -------
Receipts for shares sold - Class D                               1,359        2,249
Value of distributions reinvested - Class D                         95            -
Cost of shares repurchased - Class D                              (120)           -
                                                               -------      -------
                                                                 1,334        2,249
                                                               -------      -------
    Net Increase from Fund Share Transactions                   18,686       15,002
                                                               -------      -------
        Total Increase                                          23,837       14,957
NET ASSETS
Beginning of period                                             14,957            -
                                                               -------      -------
End of period (including undistributed net investment
  income of $27 and $35, respectively)                          $38,794      $14,957
                                                                -------      -------

NUMBER OF FUND SHARES
Sold - Class A                                                     836          646
Issued for distributions reinvested - Class A                       36            -
Repurchased - Class A                                             (114)          (1)
                                                               -------      -------
                                                                   758          645
                                                               -------      -------
Sold - Class B                                                   1,047          643
Issued for distributions reinvested - Class B                       32            -
Repurchased - Class B                                             (149)          (3)
                                                               -------      -------
                                                                   930          640
                                                               -------      -------
Sold - Class D                                                     135          225
Issued for distributions reinvested - Class D                        9            -
Repurchased - Class D                                              (11)           -
                                                               -------      -------
                                                                   133          225
                                                               -------      -------

(a) The Fund commenced investment operations on September 19, 1994. See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Strategic Balanced Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge and a continuing distribution fee; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

The per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class D net investment income per share data reflect the distribution fee applicable to each class.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class A, Class B and Class D shares.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis, premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $69,500 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such tranactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $12,522 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $29,074 and $802 , on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

to 0.30% for Class A and 0.75% for Class B and Class D, annually, of the average net assets attributable to Class A, Class B and Class D shares, respectively. The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.10% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $29,569,245 and $12,819,167, respectively, of which $4,200,984 and $1,768,413, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                               $ 5,758,206
        Gross unrealized depreciation                                  (767,303)
                                                                    -----------
           Net unrealized appreciation                              $ 4,990,903
                                                                    -----------

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------

      At October 31, 1995, net assets consisted of:
        Capital paid in                                                  $33,637
        Undistributed net investment income                                   27
        Accumulated net realized gain                                        138
        Net unrealized appreciation on:
           Investments                                                     4,991
           Foreign currency transactions                                       1
                                                                         -------
                                                                         $38,794
                                                                         -------

                                       25

                            FINANCIAL HIGHLIGHTS (b)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      Year ended October 31                    Period ended October 31
                                              ---------------------------------------    -----------------------------------------
                                                              1995                                      1994 (c)
                                                Class A      Class B         Class D       Class A       Class B        Class D
                                              ----------   ----------      ----------    ----------    ----------    -------------
Net asset value -
   Beginning of period                          $ 9.910       $ 9.900      $ 9.900       $10.000       $10.000       $10.000
                                                -------       -------      -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                      0.325         0.277        0.277         0.035         0.029         0.029
Net realized and
unrealized gain (loss)                            1.764         1.769        1.774        (0.125)       (0.129)       (0.129)
                                                -------       -------      -------       -------       -------       -------
   Total from Investment
      Operations                                  2.089         2.046        2.051        (0.090)       (0.100)       (0.100)
                                                -------       -------      -------       -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                         (0.349)       (0.306)      (0.301)         --            --            --
                                                -------       -------      -------       -------       -------       -------
Net asset value -
   End of period                                $11.650       $11.640      $11.650       $ 9.910       $ 9.900       $ 9.900
                                                -------       -------      -------       -------       -------       -------
Total return (d)(e)                               21.47%        21.00%       21.04%        (0.90)%(g)    (1.00)%(g)    (1.00)%(g)
                                                -------       -------      -------       -------       -------       -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.65%(f)      2.10%(f)     2.10%(f)      1.65%(h)      2.10%(h)      2.10%(h)
Net investment
  income                                           3.05%(f)      2.60%(f)     2.60%(f)      3.01%(h)      2.56%(h)      2.56%(h)
Fees waived or borne
  by the Adviser                                   0.43%         0.43%        0.43%         0.35%(h)      0.35%(h)      0.35%(h)
Portfolio turnover                                   49%           49%          49%            0%(h)         0%(h)         0%(h)
Net assets at end
of period (000)                                 $16,346       $18,284      $ 4,164       $ 6,394       $ 6,332       $ 2,231

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                $ 0.042       $ 0.042      $ 0.042       $ 0.004       $ 0.004       $ 0.004

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on September 19, 1994.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if any, had no impact on the Fund's gross expense ratio.

(g) Not annualized.

(h) Annualized.
--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
18% of the distributions paid by the Fund from investment income earned in the year ended October 31,1995, qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
    COLONIAL STRATEGIC BALANCED FUND

    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Balanced Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995


                       COLONIAL TRUST III

     Cross Reference Sheet (Colonial Global Utilities Fund)

Item Number of Form N-1A       Location or Caption in the
                               Statement of Additional
                               Information

Part B
10.                            Cover Page

11.                            Table of Contents

12.                            Not Applicable

13.                            Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other Investment Policies;
                               Portfolio Turnover; Miscellaneous
                               Investment Practices

14.                            Fund Charges and Expenses;
                               Management of the Funds

15.                            Fund Charges and Expenses

16.                            Fund Charges and Expenses;
                               Management of the Funds

17.                            Fund Charges and Expenses;
                               Management of the Funds

18.                            Shareholder Meetings

19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                               Programs/Investor Services;
                               Programs for Reducing or
                               Eliminating Sales Charge; How to
                               Sell Shares; How to Exchange
                               Shares

20.                            Taxes

21.                            Fund Charges and Expenses;
                               Management of the Colonial Funds

22.                            Fund Charges and Expenses;
                               Investment Performance;
                               Performance Measures

23.                            Independent Accountants


                         COLONIAL GLOBAL UTILITIES FUND
                       Statement of Additional Information

                                February 28, 1996

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Global Utilities Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated February 28, 1996. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services Inc., One Financial Center, Boston, MA 02111-2621.

The Fund is the successor by reorganization of the Liberty Financial Utilities Fund. The reorganization occurred on March 24, 1995. All references to the Fund as of a time prior to such date shall be deemed to refer to the Liberty Financial Utilities Fund.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's prospectus.

TABLE OF CONTENTS

      Part 1



      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Portfolio Turnover
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants
      Certain Information Concerning the Portfolio


      Part 2


      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II



GU-

                         COLONIAL GLOBAL UTILITIES FUND
                       Statement of Additional Information

                                February 28, 1996


DEFINITIONS
  "Fund"                   Colonial Global Utilities Fund
  "Trust"                  Colonial Trust III
  "Administrator"          Colonial  Management  Associates,  Inc.,  the
                              Fund's administrator
  "CISI"                   Colonial Investment  Services,  Inc., the Fund's
                              distributor
  "CISC"                   Colonial Investors Service Center, Inc., the Fund's
                              shareholder  services and transfer  agent
  "Portfolio"              LFC  Utilities Trust
  "Adviser"                Stein Roe & Farnham  Incorporated,  the  Portfolio's
                           investment adviser

INVESTMENT OBJECTIVE AND POLICIES
As described in the Fund's Prospectus, the Fund currently seeks to achieve its objective by investing all its assets in the Portfolio. Part 1 contains additional information concerning the Fund and the Portfolio, including a description of the Fund's and the Portfolio's fundamental investment practices. Except where otherwise indicated, references to the "Fund" in connection with descriptions of investment policies and practices shall include the Portfolio.
Part 2 of this SAI contains additional information about the following securities and investment techniques:

         Foreign Securities
         Money Market Instruments
         Forward Commitments
         Repurchase Agreements
         Futures Contracts and Related Options
         Foreign Currency Transactions
         Securities Lending
         Zero Coupon Securities
         Pay-in-Kind Securities
         Options on Securities

Except as described below under "Fundamental Investment Policies," the Fund's and the Portfolio's investment policies are not fundamental, and the Fund's Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

As fundamental policies, neither the Fund nor the Portfolio may:

1. Issue senior securities (as defined in the Act and the rules thereunder) or borrow money, except that as a temporary measure for extraordinary or emergency purposes each of the Fund and the Portfolio may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund or Portfolio, respectively, valued at market; and neither the Fund nor the Portfolio may purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively (taken at market value); and except that the Fund and the Portfolio may enter into options and futures transactions;

2. Purchase any security on margin, except that the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures and options transactions);

3. Underwrite securities issued by other persons, except insofar as the Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund;

4. Make loans to other persons except (a) through the lending of securities held by the Fund or the Portfolio, but not in excess of 30% of the total assets of the Fund or the Portfolio, respectively, or (b) through the purchase of debt securities in accordance with the respective investment policies of the Fund and the Portfolio;

5. Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentality's, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund;

6. Purchase or sell real estate or interests in real estate limited partnerships (other than securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and the Portfolio each reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities and to enter into futures and options transactions in accordance with its investment policies); or

7. Invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government and repurchase agreements collateralized by obligations of the U.S. Government), except that the Fund and the Portfolio may invest without limit (but may not invest less than 25% of its total assets) in the securities of companies in the public utilities industry and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund.

OTHER INVESTMENT POLICIES
As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, neither the Fund nor the Portfolio may:

1. Invest in illiquid securities, including repurchase agreements maturing in more than seven days but excluding securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, if, as a result thereof, more than 15% of the net assets (taken at market value at the time of each investment of the Fund or the Portfolio, as the case may be) would be invested in such securities and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund;

2. Invest in companies for the purpose of exercising control or management except that the Fund may invest all or substantially all its assets in another registered investment company having substantially the same investment restrictions as the Fund;

3. Invest in the voting securities of a public utility company if, as a result, it would own 5% or more of the outstanding voting securities of more than one public utility company;

4. Make investments in the securities of other investment companies except that the Fund may invest all or substantially all its assets in another registered investment company having substantially the same investment restrictions as the Fund;

5. Invest in securities of issuers (other than U.S. Government Securities) having a record of less than three years of continuous operation (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer) if more than 5% of the total assets (taken at market value at the time of each investment) of the Fund or the Portfolio, as the case may be, would be invested in such securities except that the Fund may invest all or substantially all its assets in another registered investment company having substantially the same investment restrictions as the Fund;

6. Make short sales of securities or maintain a short position except in connection with futures and options transactions;

7. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by the Fund or the Portfolio except (a) as may be necessary in connection with borrowings mentioned in (1) above, and (b) they may enter into futures and options transactions;

8. Invest more than 5% of its net assets (valued at the time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange or a recognized foreign exchange;

9. Invest more than 5% of its total assets in puts, calls, straddles, spreads, or any combination thereof (except that the Fund or the Portfolio may enter into transactions in options, futures and options on futures);

10. Write secured puts if the aggregate value of the obligations underlying such puts would exceed 50% of its net assets;

11. Purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, trustees or directors of the Fund or the Portfolio or the investment adviser of the Portfolio, who each own more than 1/2 of 1% of the securities of the issuer; or

12. Invest more than 10% of its total assets in securities (debt or equity) which the Fund or the Portfolio would be restricted from selling without registration under the Securities Act of 1933, excluding securities which are eligible for resale pursuant to Rule 144A thereunder, or more than 5% of its total assets in equity securities which are not readily marketable except in either case, the Fund may invest all or substantially all its assets in another registered investment company having substantially the same investment restrictions as the Fund; .

PORTFOLIO TURNOVER


                                 Year ended October 31
                        1995                               1994
                        ----                               ----
                         46%                                 34%

Portfolio turnover is the lesser of the aggregate purchases or sales of securities other than short-term securities divided by the average assets for the period. The Portfolio turnover indicated above is that of the Portfolio.


FUND CHARGES AND EXPENSES
Aggregate Fund expenses include the expenses of the Portfolio, which are borne indirectly by the Fund, and the Fund's direct expenses. The Portfolio's expenses include (i) a management fee paid to the Adviser at an annual rate of 0.55% of average daily net assets up to $400 million and 0.50% of average daily net assets thereafter, (ii) an annual $7,500 accounting services fee paid to the Administrator, and (iii) custody, legal and audit fees and other miscellaneous expenses. The Fund's expenses include (i) an administrative fee paid to the Administrator at the annual rate of 0.10% of average daily net assets, (ii) a transfer agency and shareholder services fee paid to CISC at the annual rate of 0.20% of average daily net assets plus CISC's out-of-pocket expenses, (iii) the Rule 12b-1 fees paid to CISI described below, (iv) a pricing and bookkeeping fee paid to the Administrator in the amount of $18,000 per year plus 0.0233% of average daily net assets in excess of $50 million and (v) custody, legal and audit fees and other miscellaneous expenses.


Recent Fees paid to the Adviser, Administrator, CISI and CISC
  (dollars in thousands)

                                1995          1994          1993
                                ----          ----          ----

Management fee                $1,282        $1,603        $1,061
Administration fee(a)            212(b)        292           193
Bookkeeping fee                   42(c)         62            62
Shareholders services and
  transfer agent fee             589(d)        776           541
12b-1  fees(e)(f)
  Service fee                    570(g)        471             0
  Distribution fee (Class B)       2             0             0
  Distribution fee (Class D)       1             0             0



(a) Liberty Investment Services, Inc, (Liberty Services) was the Fund's Administrator prior to March 24, 1995, and provided the Fund with bookkeeping, certain sub-transfer agency and investor accounting services.
(b)  Includes $98,022 paid to Liberty Services for the period ended
     March 24 1995.
(c)  Includes  $6,750 paid to Liberty  Services  for the period  ended March 24,
     1995.
(d) Includes $254,023 paid to Liberty Services for the period ended March 24, 1995.
(e) Liberty Securities Corporation (Liberty Securities) was the Fund's distributor prior to March 24, 1995.
(f) Prior to March 1, 1994, no distribution fees had been paid pursuant to the 12b-1 Plan.
(g) Includes $245,055 paid to Liberty Securities for the period ended March 24, 1995.

Brokerage Commissions

The Fund does not pay brokerage commissions. Brokerage commissions are paid by the Portfolio. For the fiscal years ended October 31, 1993, 1994 and 1995,the Portfolio paid total brokerage commissions of $218,069, $228,144 and $287,806, respectively.



Trustees Fees

For the fiscal year ended October 31, 1995 and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as Trustees:

                                                                                               Total Compensation
                             Aggregate                                                         From Trust and
                             Compensation                                                      Fund Complex Paid To
                             From Fund For The    Pension or Retirement    Estimated Annual    The Trustees For The
                             Fiscal Year Ended    Benefits Accrued         Benefits Upon       Calendar Year Ended
Trustee                      October 31, 1995     As Part of Expense       Retirement          December 31, 1995(h)
-------                      ----------------     ----------               --------

Robert J. Birnbaum            $259                -----                 -----               $  71,250
Tom Bleasdale                  282(i)             -----                 -----               $  98,000 (j)
Lora S. Collins                264                -----                 -----               $  91,000
James E. Grinnell              259                                                          $  71,250
William D. Ireland, Jr.        309                -----                 -----               $ 113,000
Richard W. Lowry               259                                                          $  71,250
William E. Mayer               262                -----                 -----               $  91,000
John A. McNeice, Jr.               0              -----                 -----                   -----
James L. Moody, Jr.            295(k)             -----                 -----               $  94,500 (l)
John J. Neuhauser              262                -----                 -----               $  91,000
George L. Shinn                233                -----                 -----               $ 102,500
Robert L. Sullivan             302                -----                 -----               $ 101,000
Sinclair Weeks, Jr.            345                -----                 -----               $ 112,000



(h) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(i)    Includes $170 payable in later years as deferred compensation.
(j)    Includes $49,000 payable in later years as deferred compensation.
(k)    Includes $218 payable in later years as deferred compensation.
(l) Total compensation of $94,500 for the calendar year ended December 31, 1995 will be payable in later years as deferred compensation.



The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now know as Colonial Trust VII) and the Portfolio (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995 (m):


                             Total Compensation             Total Compensation
                             From Liberty Funds II For      From Liberty Funds I For
                             The Period  January 1,         The Calendar Year Ended
Trustee                      1995 Through March 26, 1995    December 31, 1995 (n)
-------                      ---------------------          ------------------------

Robert J. Birnbaum(o)        $2,900                      $16,675
James E. Grinnell (o)         2,900                       22,900
Richard W. Lowry(o)           2,900                       26,250 (p)


(m)     On March 27, 1995, four of the portfolios in the Liberty Financial Trust
        (now known as Colonial  Trust VII) were merged  into  existing  Colonial funds and a fifth was reorganized into the Fund. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum,  Grinnell and Lowry
        served as Trustees of Liberty Funds II and continue to serve as Trustees of Liberty Funds I.
(n)     At December 31, 1995,  the Liberty Funds I were advised by Liberty Asset
        Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary
        of  Liberty   Financial   Companies,   Inc.   (Liberty   Financial)  (an
        intermediate parent of the Adviser).
(o)     Elected as a Trustee of the Colonial Funds complex on April 21, 1995.
(p)     Includes  $3,500  paid to Mr.  Lowry for  service  as Trustee of Liberty
        Newport  World  Portfolio  (formerly  known as  Liberty  All-Star  World
        Portfolio) (Liberty Newport) during the calendar year ended December 31,
        1995. At December 31, 1995,  Liberty  Newport was managed by the Adviser and Newport Pacific Management, Inc., an affiliate of the Adviser.







Ownership of the Fund

At January 31, 19965, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.

At January 31, 1996, Merrill Lynch Pierce Fenner & Smith Inc., Attn: Book Entry, Mutual Fund Operations, 4800 Deer Lake Drive, E 3rd Fl, Jacksonville, FL 32246, owned 24.37% of the Fund's outstanding Class B shares.

At January 31, 1996, there were 21,345 Class A, 101 Class B and 9 Class D record holders of the Fund.


Sales Charges (in thousands)


                                           Class A
                                   Years ended October 31
                                  1995             1994                 1993
                                  ----             ----                 ----

Aggregate initial sales
  charges on Fund share sales   $ 97(q)           $1,566               $6,210
Initial sales charge
   retained by CISI               13                   0                    0

                                          Class B
                                   Period March 27, 1995
                          (commencement of investment operations)
                                 through October 31, 1995

Aggregate contingent
 deferred sales charge (CDSC)
  on Fund redemptions retained
             by CISI                       $0(r)

                                          Class D
                                   Period March 27, 1995
                          (commencement of investment operations)
                                 through October 31, 1995

Aggregate (CDSC) on Fund
  redemptions retained by CISI             $0(r)

(q) Includes $14,651 paid in aggregate commissions to Liberty Securities for the period ended March 24, 1995.
(r)   Rounds to less than one thousand.


12b-1 Plans, CDSCs and Conversion of Shares
The Fund offers three classes of shares - Class A, Class B and Class D. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of average net assets attributed to each class of shares and a distribution fee at an annual rate of 0.75% of average net assets attributed to Class B and Class D shares. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.

The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Administrator) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a contingent deferred sales charge (CDSC). Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class D shares are offered at net asset value plus a 1.00% initial sales charge and are subject to a 1.00% CDSC on redemption's within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Approximately eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value which are not subject to the distribution fee.


Sales Related Expenses (dollars in thousands) of CISI relating to the Fund for the period March 27, 1995 through October 31, 1995 were:


                                   Class A           Class B           Class D
                                    -----              ----             -----
Fees to FSFs                       $ 327              $ 16             $ (s)

Cost of sales material relating
   to the Fund (including
   printing and mailing expenses)     54                 3               1
Allocated travel, entertainment
 and other promotional
 expenses (including advertising)     16                 2              (s)

(s)   Rounds to less than one thousand.


INVESTMENT PERFORMANCE

The Fund's average annual total returns at October 31, 1995 were:

                             Period October 15, 1991
                     (commencement of investment operations)
                         1 year through October 31, 1995
                                ------    -------------------------

With sales charge of 5.75%       3.98%             6.97%
Without sales charge            10.32%             8.55%

                                         Class B Shares
                                   Period ended March 27, 1995
                            (commencement of investment operations)
                                       through October 31, 1995

With applicable CDSC                           N/A
Without CDSC                                   N/A

                                          Class D Shares
                                   Period ended March 27, 1995
                             (commencement of investment operations)
                                      through October 31, 1995

With CDSC of 1.00%                             N/A
Without CDSC                                   N/A




The Fund's Class A, Class B and Class D distribution rates at October 31, 1995, which are based on the latest quarter's distributions, annualized, by the maximum offering price at the end of the quarter were 4.39%, 3.90% and 3.86%, respectively.

CUSTODIAN

State Street Bank and Trust Company (State Street Bank) is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The schedule of financial highlights incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP were the Fund's independent auditors prior to March 24, 1995.

The Fund's financial statements and Report of Independent Accountants appearing on pages 17 through 25 of the October 31, 1995 Annual Report, are incorporated into the SAI by reference.

CERTAIN INFORMATION CONCERNING THE PORTFOLIO

Portfolio's Investment Adviser

Under its Management Agreement with the Portfolio, the Adviser provides the Portfolio with discretionary investment services. Specifically, the Adviser is responsible for supervising and directing the investments of the Portfolio in accordance with the Portfolio's investment objective, program, and restrictions as provided in the Fund's prospectus and this Statement of Additional
Information. The Adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (See "Portfolio Transactions" below). The Management Agreement provides for the payment to the Adviser of the fee described above under "Fund Charges and Expenses."

The Adviser is an indirect wholly-owned subsidiary of Liberty Financial which in turn is an indirect subsidiary of Liberty Mutual Insurance Company.

The Adviser is the successor to an investment advisory business that was founded in 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors. As of December 31, 1995, the Adviser managed over $23 billion in net assets: over $5.3 billion in equities and over $17.7 billion in fixed-income securities (including $4.9 billion in municipal securities). The $23 billion in managed assets included over $5.8 billion held by open-end mutual funds managed by the Adviser (approximately 20% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 151,000 shareholders. The $5.8 billion in mutual fund assets included over $578 million in over 33,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At December 31, 1995, the Adviser employed approximately 17 research analysts and 36 account managers. The average investment-related experience of these individuals is 20 years.


The directors of the Adviser are Kenneth R. Leibler, C. Allen Merritt, Jr., Timothy K. Armour, N. Bruce Callow and Hans P. Ziegler.
Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler and Merritt is 600 Atlantic Avenue, Federal Reserve Plaza , Boston, Massachusetts 02210; that of Messrs. Armour, Callow and Ziegler is One
South Wacker Drive, Chicago, Illinois 60606.



Under the Management Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Fund in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

Portfolio Transactions
The Adviser places the orders for the purchase and sale of the Portfolio's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Portfolio may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees of the Portfolio.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services that the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Portfolio), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Portfolio is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Portfolio.


As stated above, the Adviser's overriding objective in effecting portfolio transactions for the Portfolio is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may, in selecting broker dealers to effect portfolio transactions for the Portfolio, and where more than one broker dealer is believed capable of providing the best combination of price and execution with respect to a particular transaction, select a broker dealer in recognition of its sales of shares of the Fund. The Adviser maintains an internal procedure to identify broker dealers which have sold shares of the Fund and the amount of such shares sold by them. None of the Fund, the Portfolio or the Adviser has entered into any agreement with, or made any commitment to, any broker dealer which would bind the Adviser or the Portfolio to compensate any broker dealer, directly or indirectly, for sales of shares of the Fund. The Adviser does not cause the Portfolio to pay brokerage commissions higher than those obtainable from other broker dealers in recognition of such sales. With respect to the Portfolio's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Portfolio.

The Portfolio has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Portfolio's portfolio securities held by the Portfolio. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

Custodian

State Street Bank is the custodian for the securities and cash of the Portfolio, but it does not participate in the investment decisions of the Portfolio. The Portfolio has authorized State Street Bank to deposit certain portfolio securities in central depository systems as allowed by federal law. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02107.

Portfolio securities purchased by the Portfolio in the U.S. are maintained in the custody of the bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of State Street Bank's Global Custody Network or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the Investment Company Act of 1940.

The Portfolio may invest in obligations (including repurchase agreements) of State Street Bank and may purchase or sell securities from or to State Street Bank.

Independent Accountants
The independent auditor for the Portfolio is KPMG Peat Marwick LLP, One Boston Place, Boston, Massachusetts 02108. KPMG Peat Marwick LLP audits and reports on the annual financial statement of the Portfolio, reviews certain regulatory reports of the Portfolio and their Federal income tax returns, and performs such accounting, auditing, tax and advisory services as the Portfolio may engage them to do so.


The  Portfolio's   financial  statements  and  Report  of  Independent  Auditors appearing on pages 6 through 16 of the Fund's October 31, 1995 Annual Report, are incorporated into this SAI by reference.

                               LFC UTILITIES TRUST

                              INVESTMENT PORTFOLIO

                         OCTOBER 31, 1995 (IN THOUSANDS)

                                                                 COUNTRY
COMMON STOCKS - 67.8%                                            ABBREV.                 SHARES                     VALUE
--------------------------------------------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 4.0%
  HOLDINGS & OTHER INVESTMENT COMPANIES
  Equity Residential                                                                       114                    $  3,192
  Marks Centers Trust                                                                      214                       2,300
  National Health Investors, Inc.                                                          110                       2,984
                                                                                                                  --------
                                                                                                                     8,476
                                                                                                                  --------
--------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.4%
  AIR CONDITIONING & WARM AIR HEATING EQUIPMENT - 1.8%
  York International Corp.                                                                  90                       3,937
                                                                                                                  --------
  ELECTRONIC & ELECTRICAL EQUIPMENT - 0.6%
  Kenetech Corp.                                                                           220                       1,183
                                                                                                                  --------
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 58.1%
  COMMUNICATIONS - 16.2%
  Ameritech Corp.                                                                           85                       4,563
  American Telephone & Telegraph Corp.                                                      82                       5,216
  GTE Corp.                                                                                124                       5,123
  PacifiCorp                                                                               253                       4,775
  Tele Danamark ADS                                               De                       152                       3,961
  Telecom Italia (Mobile) (a)                                     It                     2,000                       2,221
  Telecom Italia (Saving Shares) (a)                              It                     1,370                       1,616
  Telefonica de Argentina ADR                                     Ar                       156                       3,243
  Telefonica de Espana ADR                                        Sp                       101                       3,804
                                                                                                                  --------
                                                                                                                    34,522
                                                                                                                  --------
  ELECTRIC SERVICES - 24.8%
  AES Corp. (a)                                                                            165                       3,259
  Cinergy Corp.                                                                            160                       4,540
  DPL, Inc.                                                                                140                       3,325
  Duke Power Co.                                                                            85                       3,804
  Empressa National ADR                                           Sp                        99                       4,975
  Entergy Corp                                                                              80                       2,280
  Hong Kong Electric ADR                                          HK                     1,200                       4,082
  Korea Electric Power ADR                                        Ko                       185                       4,579
  National Power PLC, ADR                                         UK                       133                       1,656
  NIPSCO Industries, Inc.                                                                  122                       4,453

                     Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------

     ELECTRIC SERVICES - CONT.
     Powergen PLC, ADR                                            UK                            178                    $  6,590
     Southern Co.                                                                               206                       4,918
     Utilicorp United, Inc.                                                                     153                       4,418
                                                                                                                       --------
                                                                                                                         52,879
                                                                                                                       --------
     GAS SERVICES - 13.2%
     CMS Energy Corp.                                                                           150                       4,144
     MCN Corp.                                                                                  200                       4,350
     Northwest Natural Gas Co.                                                                   90                       2,880
     Petronas Gas Berhad (a)(b)                                   Ma                            400                       1,353
     Questar Corp.                                                                              124                       3,735
     RWE (a)                                                      G                              12                       4,286
     UGI Corp.                                                                                  167                       3,507
     Westcoast Energy, Inc.                                                                     273                       4,027
                                                                                                                       --------
                                                                                                                         28,282
                                                                                                                       --------
     PIPELINES - 2.0%
     Enron Global Power & Pipe                                                                  180                       4,342
                                                                                                                       --------
     TRANSPORTATION - 1.9%
     Transportadora de Gas Del Sur ADS                            Ar                            400                       4,100
                                                                                                                       --------
   ----------------------------------------------------------------------------------------------------------------------------
   SERVICES - 3.3%
     BUSINESS SERVICES - 1.4%
     Alcatel Alsthom ADR                                          Fr                            179                       3,021
                                                                                                                       --------
     ENERGY SERVICES - 1.9%
     Veba AG (a)                                                  G                             101                       4,133
                                                                                                                       --------
   TOTAL COMMON STOCKS (cost of $141,050)                                                                               144,875
                                                                                                                       --------

   PREFERRED STOCKS - 6.0%
   ----------------------------------------------------------------------------------------------------------------------------
   MANUFACTURING - 1.9%
     PAPER & PAPER MILLS
     James River               9.000%                                                           130                       3,965
                                                                                                                       --------
   ----------------------------------------------------------------------------------------------------------------------------
   TELEPHONE - 1.7%
     TELEPHONE
     Telephonos de Mexico PRIDES, 11.250%                         Mx                            126                       3,625
                                                                                                                       --------
   ----------------------------------------------------------------------------------------------------------------------------
   TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 2.4%
     ELECTRIC - 1.4%
     Ericsson Cor              4.250%                                                         1,000                       3,000
                                                                                                                       --------
     TRANSPORTATION SERVICES - 1.0%
     GATX Corp.,               3.875%                                                            38                       2,137
                                                                                                                       --------
   TOTAL PREFERRED STOCKS (cost of $12,830)                                                                              12,727
                                                                                                                       --------

                     Investment Portfolio/October 31, 1995
   -----------------------------------------------------------------------------

                                                   CURRENCY
   CORPORATE FIXED-INCOME BONDS - 18.6%             ABBREV.                    PAR                          VALUE
   ----------------------------------------------------------------------------------------------------------------
   FINANCE, INSURANCE & REAL ESTATE - 1.4%
     NONDEPOSITORY CREDIT INSTITUTIONS
     Financiera Energetica,
                   9.000%       11/08/99(c)           Co                    $  3,000                       $  3,068
                                                                                                           --------
   ----------------------------------------------------------------------------------------------------------------
   TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 17.2%
     COMMUNICATIONS - 5.8%
     Compania De Telefonos Chile,
                   4.500%       01/15/03              Ch                       4,000                          4,205
     Telekom Malaysian Berhad,
                   7.125%       08/01/05              Ma                       4,000                          4,114
     Telstra Corp. Ltd.,
                   6.500%       07/31/03(d)           Au                       4,000                          4,011
                                                                                                           --------
                                                                                                             12,330
                                                                                                           --------
     ELECTRICAL SERVICES - 11.4%
     Duquense II Funding Corp.,
                   8.700%       06/01/16                                       3,471                          3,670
     Hydro Quebec,
                   8.050%       07/07/24              Ca                       4,000                          4,426
     Long Island Lighting Co.,
                   8.500%       05/15/06                                       2,000                          2,033
     New York State Electric & Gas Corp.,
                   9.875%       02/01/20                                       1,540                          1,643
     Niagara Mohawk Power Co.,
                   7.375%       08/01/03                                       3,625                          3,302
     Old Dominion Electric Coop.,
                   8.760%       12/01/22                                       2,000                          2,233
     RGS I+M Funding,
                   9.810%       12/07/22                                       1,749                          2,178
     Tenaga Nasional Berhad,
                   7.875%       06/15/04(e)           Ma                       4,500                          4,817
                                                                                                           --------
                                                                                                             24,302
                                                                                                           --------

   TOTAL CORPORATE FIXED-INCOME BONDS (cost of $39,751)                                                      39,700
                                                                                                           --------
   CORPORATE CONVERTIBLE BONDS - 4.6%
   ----------------------------------------------------------------------------------------------------------------
   TRANSPORATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 4.6%
     GAS SERVICES
     Consolidated National Gas,
                   7.250%       12/15/15                                       4,500                          4,641
     SFP Pipeline,
                  10.410%       08/15/10                                       4,100                          5,207
                                                                                                           --------
   TOTAL CORPORATE CONVERTIBLE BONDS (cost of $9,486)                                                         9,848
                                                                                                           --------

                     Investment Portfolio/October 31, 1995
   -----------------------------------------------------------------------------
   COMMERCIAL PAPER - 2.1%
   -----------------------------------------------------------------------------

   FINANCE, INSURANCE & REAL ESTATE - 2.1%
     FINANCIAL SERVICES
     Prudential Funding, (cost of $4,528)
                   0.000%       11/01/95                                       $  4,528                    $  4,528
                                                                                                           --------

   TOTAL INVESTMENTS - 99.1% (cost of $207,645)(f)(g)                                                       211,678
                                                                                                           --------

   OTHER ASSETS & LIABILITIES, NET - 0.9%                                                                     1,927
   ----------------------------------------------------------------------------------------------------------------

   NET ASSETS - 100%                                                                                       $213,605
                                                                                                           --------

   NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

   (a)  Non-income producing.
   (b) Petronas Gas Berhad is a restricted security which was acquired on various dates in July of 1995 through September 1995 at a cost of $1,361. The fair value is determined under the direction of the Trustees. This security represents 0.6% of the Portfolio's net assets at October 31, 1995.
   (c) Financiera Energetica is a restricted security which was acquired on June 1, 1995 at a cost of $3,081. The fair value is determined under the direction of the Trustees. This security represents 1.4% of the Portfolio's net assets at October 31, 1995.
   (d) Telestra Corp. Ltd. is a restricted security which was acquired on June 1, 1995 at a cost of $3,942. The fair value is determined under the direction of the Trustees. This security represents 1.9% of the Portfolio's net assets at October 31, 1995.
   (e) Tenega Nasional Berhad is a restricted security which was acquired on May 22, 1995 at a cost of $4,656. The fair value is determined under the direction of the Trustees. This security represents 2.3% of the Portfolio's net assets at October 31, 1995.
   (f) The sum of all restricted securities represents 6.2% of the Portfolio's net assets at October 31, 1995.
   (g)  Cost for federal income tax purposes is $207,716.

                     Investment Portfolio/October 31, 1995
--------------------------------------------------------------------

Summary of Securities by        Country/
   Country/Currency             Currency        Value     % of Total
--------------------------------------------------------------------
United States                                 $129,792        61.3%
Malaysia                           Ma           10,284         4.9%
Spain                              Sp            8,779         4.1%
Germany                             G            8,419         4.0%
United Kingdom                     UK            8,246         3.9%
Argentina                          Ar            7,343         3.5%
Korea                              Ko            4,579         2.2%
Canada                             Ca            4,426         2.1%
Chile                              Ch            4,205         2.0%
Hong Kong                          HK            4,082         1.9%
Australia                          Au            4,011         1.9%
Denmark                            De            3,961         1.9%
Italy                              It            3,837         1.8%
Mexico                             Mx            3,625         1.7%
Columbia                           Co            3,068         1.4%
France                             Fr            3,021         1.4%
                                              --------       -----
                                              $211,678       100.0%
                                              ========       =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                            Name
-------                            ----
  ADR                     American Depository Receipt
  ADS                     American Depository Shares
 PRIDES     Preferred Redeemable Increased Dividend Equity Securities

See notes to financial statements.

                               LFC UTILITIES TRUST

                        STATEMENT OF ASSETS & LIABILITIES

                                OCTOBER 31, 1995

(In thousands)
ASSETS
Investments at value (cost $207,645)                         $211,678

Receivable for:
  Interest                                      $  1,122
  Dividends                                          611
  Investment sold                                    266
Deferred organization expenses                        10
Cash and other assets                                 71        2,080
                                                --------     --------
    Total Assets                                              213,758

LIABILITIES
Payable for:
  Management fee                                     101
  Other                                                5
Accrued:
  Accounting expenses                                  3
  Other expenses                                      44
                                                --------
    Total Liabilities                                             153
                                                             --------

NET ASSETS applicable to investors' beneficial interests     $213,605
                                                             ========

See notes to financial statements.

                               LFC UTILITIES TRUST

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                    $ 7,531
Interest                                                       7,146
                                                             -------
      Total Investment Income                                 14,677

EXPENSES
Management fee                                  $ 1,282
Custodian & accounting fees                          90
Audit & legal fees                                   12
Insurance expense                                    10
Trustees fees                                         6
Amortization of deferred organization expenses       10
                                                -------
                                                  1,410
Fees waived by adviser                              (26)       1,384
                                                -------      -------
     Net Investment Income                                    13,293
                                                             -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                (3,801)
Net unrealized appreciation during the period    14,432
                                                -------
     Net Gain                                                 10,631
                                                             -------

Net Increase in Net Assets From Operations                   $23,924
                                                             =======


See notes to financial statements.

                               LFC UTILITIES TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                                                  Year ended October 31
                                                                             ----------------------------
INCREASE (DECREASE) IN NET ASSETS                                              1995              1994
Operations:
Net investment income                                                        $ 13,293           $ 15,803
Net realized gain (loss)                                                       (3,801)             1,054
Net unrealized appreciation (depreciation)                                     14,432            (38,421)
                                                                             --------           --------
     Net Increase (Decrease) from Operations                                   23,924            (21,564)
                                                                             --------           --------

Transactions in investors' beneficial interest
Contributions                                                                   7,023             46,602
Withdrawals                                                                   (78,000)           (69,379)
                                                                             --------           --------
     Net transactions in investors' beneficial interest                       (70,977)           (22,777)
                                                                             --------           --------
          Total Decrease                                                      (47,053)           (44,341)
                                                                             --------           --------

NET ASSETS
Beginning of period                                                           260,658            304,999
                                                                             --------           --------
End of period                                                                $213,605           $260,658
                                                                             ========           ========


See notes to financial statements.


                              FINANCIAL HIGHLIGHTS

                                                                                               Period
                                                                                               ended
                                                       Year ended October 31                 October 31
                                        --------------------------------------------------   -----------
                                          1995          1994          1993          1992       1991(a)
                                        --------      --------      --------      --------   -----------
RATIOS TO AVERAGE NET ASSETS
  Expenses                              0.63%(c)       0.61%         0.64%        0.72%(c)   0.58%(b)(c)
  Net investment income                 5.97%(d)       5.48%         5.29%        6.36%(d)   6.46%(b)(d)
Portfolio turnover                        46%            34%           41%          31%         0%


(a) The Portfolio commenced investment operations on August 23, 1991.
(b) Annualized.

(c) If the Portfolio had paid all of its expenses and there had been no reimbursement from the Investment Adviser, as described in Note 3, these these ratios would have been 0.64%, 0.86% and 4.54% (annualized), respectively.

(d) Computed giving effect to the Investment Adviser's expense limitation undertaking.

                               LFC UTILITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1995


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: LFC Utilities Trust (the Portfolio) was organized on August 14, 1991 as a trust under Massachusetts law and is registered under the Investment Company Act of 1940 as an open-end investment company. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on August 23, 1991.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with the generally accepted accounting principles.

VALUATION OF INVESTMENTS: Equity securities listed on an exchange and over-the-counter equity securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter equity securities not quoted on the NASDAQ system are valued at the latest bid quotations. Long-term debt securities are valued primarily on the basis of valuations furnished by the independent pricing service which utilizes both dealer-supplied quotations and electronic data processing techniques which take into account various factors. Securities for which there are not such reliable quotations or valuations are valued at fair value, as determined in good faith by, or under the direction of, the Trustees of the Portfolio.

Short-term obligations with less than 60 days remaining to maturity are valued on the amortized cost basis.

ORGANIZATION EXPENSES: Expenses incurred in connection with the organization of the Portfolio have been deferred and are being amortized on a straight line basis over five years.

FEDERAL INCOME TAXES: The Portfolio has complied and intends to comply with the applicable provisions of the Internal Revenue Service Code. Accordingly, no provisions for federal income taxes is considered necessary.

OTHER: Investment transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are amortized on a yield to maturity basis.


NOTE 2. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
Realized gains and losses are computed on the identified cost basis for both financial reporting and Federal income tax purposes. The cost of investments purchased and proceeds from investment sold, excluding short-term investments, for the year ended October 31, 1995 were $99,840,009 and $145,665,390, respectively.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation                   $ 16,664,349
Gross unrealized depreciation                    (12,701,166)
                                                ------------
Net unrealized appreciation                     $  3,963,183
                                                ============


NOTE 3. TRANSACTIONS WITH AFFILIATES INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
The Portfolio has a managed agreement with Stein Roe & Farnham, Inc. (Stein
Roe), an indirect wholly-owned subsidiary of Liberty Financial Services, Inc. (Liberty Financial) under which Stein Roe provides investment management services. The investment management fee paid to Stein Roe is accrued daily and paid monthly at an annual rate of 0.55 percent of the Portfolio's average daily net assets up to $400 million and 0.50 percent of its average daily net assets thereafter. Prior to March 24, 1995 Stein Roe delegated the performance of its administrative duties to Liberty Investment Services, Inc. (Liberty Services), also a wholly owned subsidiary of Liberty Financial. Stein Roe assumed those duties on March 24, 1995.

EXPENSE LIMITATIONS: Stein Roe and Liberty Services had voluntarily agreed, until March 24, 1995, not to impose their fees under their management and administration agreements with the Colonial Global Utilities Fund (the Fund) (formerly Liberty Financial Utilities Fund), which invests all its assets in the Portfolio, and the Portfolio, to the extent those fees would cause the aggregate expenses, as defined, of the Fund and the Portfolio to exceed the rate of 1.25 percent per annum of the Fund's average daily net assets and to guarantee payments of expenses in excess of that rate.

                          INDEPENDENT AUDITORS' REPORT


THE TRUSTEES AND INVESTORS
LFC UTILITIES TRUST:

     We have audited the accompanying statement of assets and liabilities of LFC Utilities Trust including the Investment Portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LFC Utilities Trust as of October 31, 1995, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1995

                         COLONIAL GLOBAL UTILITIES FUND

                        STATEMENT OF ASSETS & LIABILITIES

                                OCTOBER 31, 1995

(In thousands except for per share amounts and footnotes)
ASSETS
Investments in LFC Utilities Trust, at value                           $213,604

Receivable for Fund shares sold                               $  20
Deferred organization expenses                                   19          39
                                                              -----    --------
    Total Assets                                                        213,643

LIABILITIES
Payable for:
  Fund shares repurchased                                       414
  Distributions                                                 113
Accrued:
  Administration fee                                             18
  Bookkeeping fee                                                 5
  Service fee                                                    45
  Transfer Agent fee                                             36
  Other                                                          44
                                                              -----
    Total Liabilities                                                       675
                                                                       --------

NET ASSETS                                                             $212,968
                                                                       ========
Net asset value & redemption price per share -
Class A ($211,916/19,124)                                                $11.08
                                                                       ========
Maximum offering price per share - Class A
($11.08/0.9425)                                                          $11.76 (a)
                                                                       ========
Net asset value & offering price per share -
Class B ($745/67)                                                        $11.08 (b)
                                                                       --------
Net asset value & offering price per share -
Class D ($307/28)                                                        $11.08 (b)
                                                                       ========
COMPOSITION OF NET ASSETS
Capital paid in                                                        $212,503
Undistributed net investment income                                         241
Accumulated net realized loss                                            (3,809)
Net unrealized appreciation                                               4,033
                                                                       --------
                                                                       $212,968
                                                                       ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividend income from LFC Utilities Trust                                    $ 7,531
Interest income from LFC Utilities Trust                                      7,146
Expenses allocated from LFC Utilities Trust                                  (1,384)   $13,293
                                                                            -------    -------
EXPENSES
Administration fee                                                              212
Service fee                                                                     570
Distribution fee - Class B                                                        2
Distribution fee - Class D                                                        1
Transfer agent                                                                  589
Bookkeeping fee                                                                  42
Trustees fee                                                                      3
Custodian fee                                                                     4
Legal fee                                                                         2
Registration fee                                                                 67
Reports to shareholders                                                           4
Amortization of deferred organization expenses                                   20
Other                                                                            79
                                                                            -------
                                                                              1,595
 Fees waived by Liberty Securities and Stein Roe                                (33)     1,562
                                                                            -------    -------
      Net Investment Income                                                             11,731

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
  Net realized loss                                                          (3,800)
  Net unrealized appreciation during the period                              14,432
                                                                            -------
      Net Gain                                                                          10,632
                                                                                       -------

Net Increase in Net Assets From Operations                                             $22,363
                                                                                       =======

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                                   Year ended October 31
                                                           ----------------------------------
INCREASE (DECREASE) IN NET ASSETS                                1995(a)       1994
Operations:
Net investment income                                          $ 11,731     $ 14,120
Net realized gain (loss)                                         (3,800)       1,054
Net unrealized appreciation (depreciation)                       14,432      (38,421)
                                                               --------     --------
    Net Increase (Decrease) from Operations                      22,363      (23,247)
Distributions:
From net investment income - Class A                            (11,802)     (12,796)
From net investment income - Class B                                (10)       --
From net investment income - Class D                                 (6)       --
From net realized gains - Class A                                (1,042)      (3,377)
In excess of net realized gains - Class A                         --            (802)
                                                               --------     --------
                                                                  9,503      (40,222)
                                                               --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                                5,919       45,864
Value of distributions reinvested - Class A                      11,297       15,294
Cost of shares repurchased - Class A                            (75,218)     (64,986)
                                                               --------     --------
                                                                (58,002)      (3,828)
                                                               --------     --------
Receipts for shares sold - Class B                                  719        --
Value of distributions reinvested - Class B                           8        --
                                                               --------     --------
                                                                    727        --
                                                               --------     --------
Receipts for shares sold - Class D                                  294        --
Value of distributions reinvested - Class D                           6        --
Cost of shares repurchased - Class D                                (10)       --
                                                               --------     --------
                                                                    290        --
                                                               --------     --------
    Net Decrease from Fund Share Transactions                   (56,985)      (3,828)
                                                               --------     --------
        Total Decrease                                          (47,482)     (44,050)
NET ASSETS
Beginning of period                                             260,450      304,500
                                                               --------     --------
End of period (including undistributed net investment
  income of $241 and $328, respectively)                       $212,968     $260,450
                                                               ========     ========

NUMBER OF FUND SHARES (a)
Sold - Class A                                                      556        4,028
Issued for distributions reinvested - Class A                     1,064        1,370
Repurchased - Class A                                            (7,047)      (5,908)
                                                               --------     --------
                                                                 (5,427)        (510)
                                                               --------     --------
Sold - Class B                                                       66        --
Issued for distributions reinvested - Class B                         1        --
                                                               --------     --------
                                                                     67        --
                                                               --------     --------
Sold - Class D                                                       28        --
Issued for distributions reinvested - Class D                         1        --
Repurchased - Class D                                                (1)       --
                                                               --------     --------
                                                                     28        --
                                                               --------     --------


(a) Class B and Class D shares were initially offered on March 27, 1995. See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1995


NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Global Utilities Fund (the Fund), formerly Liberty Financial Utilities Fund, a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in the LFC Utilities Trust (the Portfolio), a Massachusetts business trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge, and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class D net investment income per share data reflects the distribution fee per share applicable to Class B and Class D shares only.

Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $99,000 of expenses in connection with its organization, initial registration with the Securities and Exchange

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
ADMINISTRATOR FEE: Under an administration agreement, Liberty Investment Services, Inc. (Liberty Services) provided certain administrative services to the Fund for a fee accrued daily and paid monthly at an annual rate of 0.10% of the Fund's average net assets. For the period ended March 24, 1995, the fee amounted to $98,022. Effective March 27, 1995, Colonial Management Associates, Inc. (the Administrator) became the administrator of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.10% annually of the Fund's average net assets.

BOOKKEEPING FEE: Liberty Services provided financial reporting and recordkeeping services to the Fund pursuant to a service agreement with the Fund. Under this agreement, for the period ended March 24, 1995, the fee amounted to $6,750. Effective March 27, 1995, the Administrator provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Services provided certain sub-transfer agency services to the Fund pursuant to a service agreement with the Fund. Under this agreement, for the period ended March 24, 1995, the fee amounted to $254,023. Effective March 27, 1995, Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services and receives a monthly fee equal to 0.20% annually of the Fund's average net assets, and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Securities Corporation (Liberty Securities) was the principal underwriter of the shares of the Fund. Effective March 27, 1995, Colonial Investment Services, Inc. (the Distributor), an affiliate of the Administrator, became the Fund's principal underwriter. The Fund had been advised that for the period from November 1, 1994 through March 24, 1995, Liberty Securities received $14,651 in aggregate commissions from the Fund. For the period from March 27, 1995 through October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $12,722 on sales of the Fund's Class A shares and received no contingent deferred sales charges (CDSC) on Class B or Class D share redemptions.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Under the terms of an underwriting agreement between the Fund and Liberty Securities, Liberty Securities received a service fee at an annual rate of 0.25% of the Fund's average net assets, accrued daily and paid monthly. For the period ended

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
March 24, 1995, the fee amounted to $245,055. Effective March 27, 1995, the Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% for Class B and Class D of the average net assets attributable to Class B and Class D shares.

EXPENSE LIMITATIONS: Liberty Securities voluntarily agreed, until February 28, 1995, not to impose their fees under their administration agreement to the extent those fees would cause the expenses of the Fund to exceed 1.25% per annum of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
CAPITAL LOSS CARRYFORWARDS: At October 31, 1995, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

       YEAR OF        CAPITAL LOSS
     EXPIRATION       CARRYFORWARD
     ----------       ------------
        2003           $3,730,530
                       ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

NOTE 4. FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
50% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995 qualify for the corporate dividends received deduction. Approximately $0.069 per share of the gain distribution paid January 3, 1995 was derived from long term capital gains.

                         COLONIAL GLOBAL UTILITIES FUND
                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                            Year ended October 31(c)
                                                  --------------------------------------------
                                                                       1995
                                                     Class A        Class B(d)      Class D(d)
                                                  ------------      ----------      ----------
Net asset value -
   Beginning of period                              $10.610          $10.420         $10.420
                                                    -------          -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                          0.536            0.248           0.248
Net realized and
  unrealized gain (loss)                              0.520            0.665           0.665
                                                    -------          -------         -------
   Total from Investment
      Operations                                      1.056            0.913           0.913
                                                    -------          -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.517)          (0.253)         (0.253)
From net realized gains                              (0.069)             --              --
                                                    -------          -------         -------
Total Distributions
   Declared to Shareholders                          (0.586)          (0.253)         (0.253)
                                                    -------          -------         -------
Net asset value -
   End of period                                    $11.080          $11.080         $11.080
                                                    =======          =======         =======
Total return (e)(f)                                   10.32%            8.82% (g)       8.82% (g)
                                                    =======          =======         =======

RATIOS TO AVERAGE NET ASSETS
Expenses (b)                                           1.29%            2.05% (h)       2.05% (h)
Net investment income (b)                              5.14%            3.73% (h)       3.73% (h)
Fees and expenses waived or
  borne by Liberty Securities
  and LFC Utilities Trust                              0.03%            0.02% (h)       0.02% (h)
Net assets at end
  of period (000)                                  $211,916          $   745         $   307

(a) Net of fees and expenses waived or
    borne by Liberty Securities
    which amounted to...........................  $  0.002               --              --
(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(c) Calculated using the average shares method.
(d) Class B and Class D shares were initially offered on March 27, 1995.  Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Total return would have been lower had Liberty Securities and LFC Utilities
    Trust not waived certain expenses.
(g) Not annualized.
(h) Annualized.

                         COLONIAL GLOBAL UTILITIES FUND

                          FINANCIAL HIGHLIGHTS - CONT.

  Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                           Period ended
                                                       Year ended October 31                October 31
                                            --------------------------------------------   ------------
                                               1994             1993            1992          1991(b)
                                              Class A          Class A         Class A        Class A
                                            ------------     ------------     ----------   ------------
Net asset value -
   Beginning of period                        $ 12.150         $ 10.430      $  9.990       $  10.000
                                              --------         --------      --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.550            0.570         0.590 (g)       0.020 (g)
Net realized and
  unrealized gain (loss)                        (1.430)           1.790         0.460          (0.030)
                                              --------         --------      --------       ---------
   Total from Investment
      Operations                                (0.880)           2.360         1.050          (0.010)
                                              --------         --------      --------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                      (0.500)          (0.610)       (0.610)           --
From net realized gains                         (0.160)          (0.030)         --              --
                                              --------         --------      --------       ---------
Total Distributions
   Declared to Shareholders                     (0.660)          (0.640)       (0.610)           --
                                              --------         --------      --------       ---------
Net asset value -
   End of period                              $ 10.610         $ 12.150      $ 10.430       $   9.990
                                              ========         ========      ========       =========
Total return (c)                                 (7.40)%          23.30%        10.80% (d)      (2.10)% (d)(e)
                                              ========         ========      ========       =========

RATIOS TO AVERAGE NET ASSETS
Expenses (a)                                      1.20%            1.13%         1.25% (f)       1.25% (e)(f)
Net investment income (a)                         4.90%            4.80%         5.81% (g)       5.75% (e)(g)
Net assets at end
  of period (000)                             $260,450         $304,500      $118,977       $   6,617


(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(b) The Fund commenced investment operations on August 23, 1991.
(c) Total return based on net asset value with all distributions reinvested.
(d) Total return would have been lower had the administrator not waived certain expenses.
(e) Annualized.
(f) If the Fund had paid all of its expenses excluding distribution fees waived and there had been no reimbursement from the Investment Adviser and the Administrator, these ratios would have been 1.61% and 9.81% for the periods ended October 31, 1992 and 1991, respectively.
(g) Computed giving effect to Investment Adviser's and Administrator's expense limitation undertaking.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
   COLONIAL GLOBAL UTILITIES FUND

   In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Utilities Fund (the "Fund") (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at October 31, 1995, provides a reasonable basis for the opinion expressed above. The Statement of Changes in Net Assets for the year ended October 31, 1994 and the Finanacial Highlights for each of the periods then ended were audited by another Independent Accountant whose report, dated December 15, 1994, expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Boston, Massachusetts
December 19, 1995

(Profile editor) s:\funds\edgar\saipart2.txt
COPY WITH REVISION TAGS
                         STATEMENT OF ADDITIONAL INFORMATION
                                    PART 2


The following information applies generally to most Colonial funds. "Colonial funds" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the Colonial funds, and you should refer to your Fund's Prospectus and to
Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund.

Short-Term Trading

In seeking the fund's investment objective, the Adviser will buy or sell portfolio securities whenever it believes it is appropriate. The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.

Lower Rated Bonds
Lower rated bonds are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated securities. Relative to comparable securities of higher quality:

1.  the market price is likely to be more volatile because:

      a.   an  economic  downturn  or  increased   interest  rates  may
           have a more significant effect on the yield, price and potential for default;

      b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

      c.   existing or future legislation limits and may further limit
           (i) investment by certain institutions or (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and


      d. certain lower rated bonds do not pay interest in cash on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.


2. the fund's achievement of its investment objective is more dependent on the Adviser's credit analysis.


3. lower rated bonds are less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

Small Companies
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year.

Zero Coupon Securities (Zeros)

The fund may invest in debt securities which do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accreted. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the fund and distributed to its shareholders. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Step Coupon Bonds (Steps)

The fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

Pay-In-Kind (PIK) Securities

The fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper are promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

Securities Loans

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

Mortgage Dollar Rolls
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may not exceed the return earned by the fund from the transaction.

Repurchase Agreements

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is a fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.


Options on Securities

Writing covered options. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if Colonialthe Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.


Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the SEC's requirements, cash, cash equivalents or high-grade debt securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian. For example, if a fund investing primarily in foreign equity securities enters into a contract denominated in a foreign currency, the fund will segregate cash, cash equivalents or high-grade debt securities equal in value to the difference between the fund's obligation under the contract and the aggregate value of all readily marketable equity securities denominated in the applicable foreign currency held by the fund.



A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.


Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


Subsequent payments, called "variation margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."


The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on futures contracts. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.


The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to the Adviser `s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.


To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of U.S. Treasury security futures contracts and options. The fund investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.


Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of the index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased valued of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging". When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash, cash equivalents or high-grade debt securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian. For example, if a fund investing primarily in foreign equity securities enters into a contract denominated in a foreign currency, the fund will segregate cash, cash equivalents or high-grade debt securities equal in value to the difference between the fund's obligation under the contract and the aggregate value of all readily marketable equity securities denominated in the applicable foreign currency held by the fund.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.


The fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.


Participation Interests

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

TAXES
All discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state and local tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.


Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT.

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different than the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the alternative minimum tax (AMT) at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held.

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from a fund.

Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from a fund's investments other than tax-exempt instruments may give rise to taxable income. A fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder that borrows money to purchase a fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

Sales of Shares. In general, any gain or loss realized upon a taxable disposition of shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss assuming such shares are held as a capital asset. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Ffund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser, intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).

Futures Contracts. Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on the closing out of a futures contract will result in a capital gain or loss for tax purposes. In addition, certain futures contracts held by the fund (so-called "Section 1256 contracts") will be required to be "marked-to-market" (deemed sold) for federal income tax purposes at the end of each fiscal year. Sixty percent of any net gain or loss recognized on such deemed sales or on actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

However, if a futures contract is part of a "mixed straddle" (i.e., a straddle comprised in part of Section 1256 contracts), a fund may be able to make an election which will affect the character arising from such contracts as long-term or short-term and the timing of the recognition of such gains or losses. In any event, the straddle provisions described below will be applicable to such mixed straddles.

Special Tax Rules Applicable to "Straddles". The straddle provisions of the Code may affect the taxation of the fund's options and futures transactions and transactions in securities to which they relate. A "straddle" is made up of two or more offsetting positions in "personal property," including debt securities, related options and futures, equity securities, related index futures and, in certain circumstances, options relating to equity securities, and foreign currencies and related options and futures.

The straddle rules may operate to defer losses realized or deemed realized on the disposition of a position in a straddle, may suspend or terminate the fund's holding period in such positions, and may convert short-term losses to long-term losses in certain circumstances.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain foreign taxes paid by the fund. The Adviser, will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Certain securities are considered to be Passive Foreign Investment Companies (PFICS) under the Code, and the fund is liable for any PFIC-related taxes.


MANAGEMENT OF THE COLONIAL FUNDS
The Adviser is the investment adviser to each of the Colonial funds (except for Colonial Municipal Money Market Fund, Colonial Global Utilities Fund and
Colonial Newport Tiger Fund-see Part I of each fund's respective SAI for a description of the investment adviser). The Adviser is a subsidiary of The
Colonial Group, Inc. (TCG), One Financial Center, Boston, MA 02111. TCG is a direct subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

Trustees and Officers (this section applies to all of the Colonial funds)


Robert J. Birnbaum (1), (Age 68), Retired, is a Trustee of all Colonial funds since April, 1995 (2), is a Trustee of LFC Utilities Trust in which Colonial Global Utilities Fund is invested (LFC Portfolio) since November, 1994, is a Trustee of certain charitable and non-charitable organizations since December, 1993 (formerly Special Counsel, Dechert Price & Rhoads from September, 1988 to December, 1993; President and Chief Operating Officer, New York Stock Exchange, Inc. from May, 1985 to June, 1988), 313 Bedford Road, Ridgewood, NJ 07450



Tom Bleasdale, (Age 65), Retired, is a Trustee of all Colonial funds since November, 1987, is a Trustee of LFC Portfolio since March, 1995 (3), is a Director of The Empire Company since 1995 (formerly
Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company from 1992-1993), 1508 Ferncroft Tower, Danvers, MA 01923



Lora S. Collins, (Age 59), Trustee of all Colonial funds since August, 1980, is a Trustee of LFC Portfolio since March, 1995 (3), is an Attorney with Kramer, Levin, Naftalis, Nessen, Kamin & Frankel since September, 1986, 919 Third Avenue, New York, NY 10022



James E. Grinnell (1), (Age 66), Private Investor, is a Trustee of all Colonial funds since April, 1995 (2), is a Trustee of the LFC Portfolio since August, 1991, (formerly Senior Vice President-Operations, The Rockport Company from May, 1986 to November, 1988), 22 Harbor Avenue, Marblehead, MA 01945


William D. Ireland, Jr. (Age 71), Retired, is a Trustee of all Colonial funds since November, 1969, is a Trustee of LFC Portfolio since March, 1995 (3),
is a Trustee of certain  charitable  and  non-charitable   organizations  since
February, 1990 (formerly Chairman of the Board, Bank of New England,- Worcester from August, 1987 to February, 1990), 103 Springline Drive,
Vero Beach, FL 32963



Richard W. Lowry (1), (Age 59), Private Investor, is a Trustee of all Colonial funds since April, 1995 (2), is a Trustee of the LFC Portfolio since August, 1991, is a Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation from 1985 to August, 1987), 10701 Charleston Drive, Vero Beach, FL 32963




William E. Mayer, (Age 55) (4), Trustee of all Colonial funds since February, 1994, is a Trustee of LFC Portfolio since March, 1995 (3), is Dean, College of Business and Management, University of Maryland since October, 1992 (formerly Dean, Simon Graduate School of Business, University of Rochester
 from October, 1991 to July, 1992; formerly Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank from January, 1990 to January, 1991; and formerly President and Chief Executive Officer, The First Boston Corporation from September, 1988 to January, 1990), College Park, MD 20742



John A. McNeice, Jr., (Age 63), President of all Colonial funds since February, 1975, is Chairman of the Board and Director, TCG since November, 1984 ,and of the Adviser since November, 1983, Director, Liberty Financial since March, 1995 (formerly Chief Executive Officer of the Adviser and TCG from November, 1983 to March, 1995)


James L. Moody, Jr., (Age 63), Trustee of all Colonial funds since May, 1986, is a Trustee of LFC Portfolio since March, 1995 (3), is Chairman of the Board, Hannaford Bros., Co. since May, 1984 (formerly Chief Executive Officer, Hannaford Bros. Co. from May, 1984 to May, 1992),
P.O. Box 1000,  Portland,  ME 04104




John J. Neuhauser, (Age 51), Trustee of all Colonial funds since January, 1984, is a Trustee of LFC Portfolio since March, 1995 (3), is Dean, Boston College School of Management since 1978, 140 Commonwealth Avenue, Chestnut Hill, MA 02167


George L. Shinn, (Age 72), Trustee of all Colonial funds since May, 1984, is a Trustee of LFC Portfolio since March, 1995 (3), is a Financial Consultant since 1989 (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation from 1983 to July, 1991), The First Boston Corporation, Tower Forty Nine, 12 East 49th Street, New York, NY 10017


Robert L. Sullivan, (Age 67), Trustee of all Colonial funds since September, 1987, is a Trustee of LFC Portfolio since March, 1995 (3), is a self-employed Management Consultant since January, 1989 (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. from December, 1987 to January, 1989 and formerly Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co. over five years), 7121 Natelli Woods Lane, Bethesda, MD 20817


Sinclair Weeks, Jr., (Age 72), Trustee of all Colonial funds since October, 1968, is a Trustee of LFC Portfolio since March, 1995 (3), is Chairman of the Board, Reed & Barton Corporation since 1987, Bay Colony Corporate Center, Suite 4550, 1000 Winter Street, Waltham, MA 02154


Harold W. Cogger, (Age 59), Vice President of all Colonial funds since July, 1993, is Vice President of LFC Portfolio since March, 1995 (3), is President since July, 1993, Chief Executive Officer since March, 1995 and Director since March, 1984, of the Adviser (formerly Executive Vice President of the Adviser from October, 1989 to July, 1993); President since October, 1994, Chief Executive Officer since March, 1995 and Director since October, 1981, TCG; Executive Vice President and Director, Liberty Financial since March, 1995


Peter L. Lydecker, (Age 41), Controller of all Colonial funds since June, 1993 (formerly Assistant Controller from March, 1985 to June, 1993), is Controller of LFC Portfolio since March, 1995 (3), is Vice President of the Adviser since June, 1993 (formerly Assistant Vice President of the Adviser from August, 1988 to June, 1993)


Davey S. Scoon, (Age 48), Vice President of all Colonial funds since June, 1993, is Vice President of LFC Portfolio since March, 1995 (3), is Executive Vice President since July, 1993 and Director since March, 1985 of the Adviser (formerly Senior Vice President and Treasurer from March, 1985 to July, 1993 of the Adviser ); Executive Vice President and Chief Operating Officer, TCG since March, 1995 (formerly Vice President - Finance and Administration, TCG from November, 1985 to March, 1995)


Richard A. Silver, (Age 48), Treasurer and Chief Financial Officer of all Colonial funds since July, 1993 (formerly Controller from July, 1980 to June,
1993), is Treasurer and Chief Financial Officer of LFC Portfolio since March, 1995 (3), is Senior Vice President and Director since April, 1988, Treasurer and Chief Financial Officer since July, 1993 of the Adviser; Treasurer and Chief Financial Officer, TCG since July, 1993 (formerly Assistant Treasurer, TCG from January, 1985 to July, 1993)


Arthur O. Stern, (Age 56), Secretary of all Colonial funds since 1985, is Secretary of LFC Portfolio since March, 1995 (3), is Director since 1985, Executive Vice President since July, 1993, General Counsel, Clerk and Secretary since March, 1985 of the Adviser ; Executive Vice President, Legal and Compliance since March, 1995 and Clerk since March, 1985, TCG (formerly Vice President - Legal, TCG from March, 1985 to March, 1995)


(1)  Elected to the Colonial Funds Complex on April 21, 1995.


(2) On April 3, 1995, and in connection with the merger of TCG into Liberty Financial which occurred on March 27, 1995, Liberty Financial Trust (LFT) changed its name to Colonial Trust VII. Prior to the merger, each of Messrs. Birnbaum, Grinnell, and Lowry was a Trustee of LFT. Mr. Birnbaum has been a Trustee of LFT since November, 1994. Each of Messrs. Grinnell and Lowry has been a Trustee of LFT since August, 1991. Each of Messrs. Grinnell and Lowry continue to serve as Trustees under the new name, Colonial Trust VII, along with each of the other Colonial Trustees named above. The Colonial Trustees were elected as Trustees of Colonial Trust VII effective April 3, 1995.


(3) Elected as a Trustee or officer of the LFC Portfolio on March 27, 1995 in connection with the merger of TCG into Liberty Financial.


(4) Trustees who are "interested persons" (as defined in the 1940 Act) of the fund or the Adviser.



The address of the officers of each Colonial Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all Colonial funds for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the Colonial funds based on the fund's relative net assets and one-third of the fees are divided equally among the
Colonial  funds.       The  Adviser  and/or  its  affiliate,  Colonial  Advisory
Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Adviser currently serves as investment adviser and administrator for 30 open-end and 5 closed-end management investment company portfolios, and is the administrator for 3 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of the Adviser or its affiliates will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $15.5 billion in assets.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Management Agreement (this section does not apply to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund or Colonial Newport Tiger
Fund) Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Colonial fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month.

The Adviser's compensation under the Agreement is subject to reduction in any fiscal year to the extent that the total expenses of each fund for such year (subject to applicable exclusions) exceed the most restrictive applicable expense limitation prescribed by any state statute or regulatory authority in which the Trust's shares are qualified for sale. The most restrictive expense limitation applicable to a Colonial fund is 2.5% of the first $30 million of the Trust's average net assets for such year, 2% of the next $70 million and 1.5% of any excess over $100 million.

Under the Agreement, any liability of the Adviser to the fund and its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of typesetting for its Prospectuses and the cost of printing and mailing any Prospectuses sent to shareholders. CISI pays the cost of printing and distributing all other Prospectuses.

The Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

Administration Agreement (this section applies only to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund and Colonial Newport Tiger Fund and their respective Trusts) Under an Administration Agreement with each Fund, the Adviser , in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:


(a)  providing office space, equipment and clerical personnel;


(b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;

(c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;


(d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;


(e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

(f)  maintaining certain books and records of each Fund.

With respect to the Colonial Municipal Money Market Fund, the Administration Agreement for this Fund provides for the following services in addition to the services referenced above:

(g) monitoring compliance by the Fund (only applicable to Colonial Municipal Money Market Fund) with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto; and

(h) monitoring the investments and operations of the SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested and the LFC Portfolio and reporting to the Trustees from time to time with respect thereto.



The Pricing and Bookkeeping Agreement

The Adviser provides pricing and bookkeeping services to each Colonial fund pursuant to a Pricing and Bookkeeping Agreement. The Pricing and Bookkeeping Agreement has a one-year term. The Adviser, in its capacity as the Administrator to each of Colonial Municipal Money Market Fund and Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other Colonial funds (except for Colonial Newport Tiger Fund), the Adviser is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:

            1/12 of 0.000% of the first $50 million; 1/12 of 0.035% of the next $950 million; 1/12 of 0.025%
            of the next $1 billion; 1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion


The Adviser provides pricing and bookkeeping services to Colonial Newport Tiger Fund for an annual fee of $27,000, plus 0.035% of Colonial Newport Tiger Fund's average net assets over $50 million.

The Adviser of each of the Municipal Money Market Portfolio and LFC Portfolio provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.

Portfolio Transactions

The following sections entitled "Investment decisions" and Brokerage and research services" do not apply to Colonial Municipal Money Market Fund, Colonial U.S. Fund for Growth, Colonial Newport Tiger Fund or Colonial Global Utilities Fund. For each of these funds, see Part 1 of its respective SAI.

Investment decisions. The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund and Colonial Newport Tiger Fund, each of which is administered by the Adviser, and Colonial U.S. Fund for Growth for which investment decisions have been delegated by the Adviser to State Street Bank and Trust Company, the fund's sub-adviser) (as defined under Management of the Fund herein).The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds and the other corporate or fiduciary clients of the Adviser. The Colonial funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Colonial funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Colonial International Fund for Growth, a series of Colonial Trust III, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Colonial funds as a factor in the selection of broker-dealers to execute securities transactions for a Colonial fund.

The Adviser places the transactions of the Colonial funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Colonial funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Colonial funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is Colonialthe Adviser's policy always to seek best execution, which is to place the Colonial funds' transactions where the Colonial funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Subject to such practice of always seeking best execution, securities transactions of the Colonial funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the Colonial funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.

Subject to such policies as the Trustees may determine, the Adviser may cause the Colonial funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Colonial funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of
investing  in,  purchasing  or  selling   securities  and  the  availability  of
securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Colonial funds and all its other clients.

The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by Colonial funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund. The Trustees may further authorize the Adviser to depart from the present policy of always seeking best execution and to pay higher brokerage commissions from time to time for other brokerage and research services as described above in the future if developments in the securities markets indicate that such would be in the interests of the shareholders of the Colonial funds.

Principal Underwriter

CISI is the principal underwriter of the Trust's shares. CISI has no obligation to buy the Colonial funds' shares, and purchases the Colonial funds shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each Colonial fund plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund or Colonial funds to CISC or generally by 6 months' notice by CISC to the Fund or Colonial funds. The agreement limits the liability of CISC to the Fund or Colonial funds for loss or damage incurred by the Fund or Colonial funds to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund or Colonial funds will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

DETERMINATION OF NET ASSET VALUE

Each Colonial fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange)(generally 4:00 p.m. Eastern time, 3:00 p.m. Chicago time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Colonial fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.

Amortized Cost for Money Market Funds (this section currently applies only to Colonial Government Money Market Fund, a series of Colonial Trust II- see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.


Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different than that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action to: realize gains or losses; shorten the portfolio's maturity; withhold distributions; redeem shares in kind; or convert to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Colonial Government Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.


HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.


The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CISI's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CISI retains the entire sales charge on any sales made to a shareholder who does not specify an FSF on the Investment Account Application ("Application"). CISI generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CISI for an up-front and/or ongoing commission paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with CISI.

Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, D, T or Z shares. The Colonial money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to CISC for deposit to their account.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

Fundamatic Program. As a convenience to investors, shares of most Colonial funds may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a Colonial fund's shares at the public offering price next determined after CISI receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your fFundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from CISI.

Automated Dollar Cost Averaging (Classes A, B and D). Colonial's Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any Colonial fund in which you have a current balance of at least $5,000 into the same class of shares of up to four other Colonial funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Colonial fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can: buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Colonial fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.





CISI offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

Tax-Sheltered Retirement Plans. CISI offers prototype tax-qualified plans, including Individual Retirement Accounts, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment in these funds is $25. The First National Bank of Boston is the Trustee and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CISI.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. The Telephone redemption privileges are suspended for 30 days after an address change is effected.

Colonial cash connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic dividend diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another Colonial fund. An ADD account must be in the same name as the shareholder's existing Open Account with the particular fund. Call CISC for more information at 1-800- 422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, D, T and Z shares of the Colonial funds. The applicable sales charge is based on the combined total of:

1.          the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all Colonial funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial fund other than a money market fund and Class B, C, D, T and Z shares).


CISI must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A Colonial fund may terminate or amend this Right of Accumulation.

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C D, T and Z shares held by the shareholder on the date of the Statement in Colonial funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CISI the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CISI an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800- 345-6611.












Colonial Asset Builder Investment Program (this section currently applies only to the Class A shares of Colonial Growth Shares Fund and The Colonial Fund, each a series of Colonial Trust III). A reduced sales charge applies to a purchase of certain Colonial funds' Class A shares under a statement of intent for the Colonial Asset Builder Investment Program. The Program offer may be withdrawn at any time without notice. A completed Program may serve as the initial investment for a new Program, subject to the maximum of $4,000 in initial investments per investor. Shareholders in this program are subject to a 5% sales charge. CISC will escrow shares to secure payment of the additional sales charge on amounts invested if the Program is not completed. Escrowed shares are credited with distributions and will be released when the Program has ended. Shareholders are subject to a 1% fee on the amount invested if they do not complete the Program. Prior to completion of the Program, only scheduled Program investments may be made in a Colonial fund in which an investor has a Program account. The following services are not available to Program accounts until a Program has ended:

Systematic Withdrawal Plan           Share Certificates

Sponsored Arrangements                Exchange Privilege

$50,000 Fast Cash                     Colonial Cash Connection

Right of Accumulation                 Automatic Dividend Diversification

Telephone Redemption                  Reduced Sales Charges for any "person"

Statement of Intent





*Exchanges may be made to other Colonial funds offering the Program.


Because of the unavailability of certain services, this Program may not be suitable for all investors.


The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. CISI may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.


Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor against loss in declining markets.



Reinstatement Privilege. An investor who has redeemed Class A, B, or D shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.

Privileges of Colonial Employees or Financial Service Firms. Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Adviser ; directors, officers and employees of the the Adviser , CISI and other companies affiliated with the Adviser l; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CISI; and such persons' families and their beneficial accounts.

Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge will vary depending on factors such as the size and stability of the organizations group, the term of the organization's existence and certain characteristics of the members of its group. The Colonial funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with CISI pursuant to which the Colonial funds are included as investment options in programs involving fee-based compensation arrangements.

Net Asset Value Exchange Privilege. Class A shares of certain funds may also be purchased at reduced or no sales charge by investors moving from another mutual fund complex or a discretionary account and by participants in certain retirement plans. In lieu of the commissions described in the Prospectus, the Adviser l will pay the FSF a quarterly service fee which is the service fee established for each applicable Colonial fund .



Waiver of Contingent Deferred Sales Charges (CDSCs) (Classes A, B, and D). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or
     (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Adviser , to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set-up at the time the account is established, and distributions are being reinvested). See below under "Investors Services" - Systematic Withdrawal Plan.

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the Plan document) or (ii) separation from service. CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Colonial funds for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.


HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's . Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CISC, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.

Systematic Withdrawal Plan
If a shareholder's Account Balance is at least $5,000, the shareholder may establish a (SWP). A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Colonial fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and Class D shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's Account Balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Code regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class D share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

Telephone Redemptions. All shareholders and/or their financial advisers are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Telephone redemption privileges for larger amounts may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record. Shareholders and/or their financial advisers will be required to provide their name, address and account number. Financial advisers will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

Checkwriting (Available only on the Class A and Class C shares of certain Colonial funds) Shares may be redeemed by check if a shareholder completed an Application and Signature Card. the Adviser will provide checks to be drawn on The First National Bank of Boston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her Open Account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's Open Account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an Open Account because prior redemptions and possible changes in net asset value may cause the value of an Open Account to change. Accordingly, a check redemption should not be used to close an Open Account.

Non cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Colonial fund's net asset value, a Colonial fund may make the payment or a portion of the payment with portfolio securities held by that Colonial fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.








DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be invested in your account.


Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Colonial funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. The prospectus of each Colonial fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Colonial funds are not available to residents of all states. Consult CISC before requesting an exchange.

By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other Colonial funds are available from the Colonial Literature Department by calling 1-800-248-2828.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.


Shareholders of the other Colonial open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.


An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.











SUSPENSION OF REDEMPTIONS

A Colonial fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

SHAREHOLDER MEETINGS



As described under the caption "Organization and history" in the Prospectus of each Colonial fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholder's meeting to consider removal of a Trustee, request information regarding the Trust's shareholders the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.


PERFORMANCE MEASURES

Total Return

Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized total return. Nonstandardized total returns differ from standardized average annual total returns only in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or in that the sales charge or CDSC is not deducted.

Yield

Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

Non money market. The yield for each class of shares is determined by (i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the a Colonial fund entitled to dividends for the period and the maximum offering price of the fund on the last day of the period,
(iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.

Distribution rate. The distribution rate for each class of shares is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund 's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by Colonialthe Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates , including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, MONEY Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.


All data is based on past performance and does not predict future results.

                                                                 35
                                   APPENDIX I

                           DESCRIPTION OF BOND RATINGS

                                       S&P

AAA The highest rating assigned by S&P indicates an extremely strong capacity to repay principal and interest. AA bonds also qualify as high quality. Capacity to repay principal and pay interest is very strong, and in the majority of instances, they differ from AAA only in small degree. A bonds have a strong capacity to repay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB bonds are regarded as having an adequate capacity to repay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and interest than for bonds in the A category. BB, B, CCC, and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While likely to have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C ratings are reserved for income bonds on which no interest is being paid. D bonds are in default, and payment of interest and/or principal is in arrears. Plus(+) or minus (-) are modifiers relative to the standing within the major rating categories.


Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+).
Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as its Municipal Bond ratings set forth above.

                                     MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues. Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1. A bonds possess many of the favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa bonds are considered as medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well. Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds. B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest. Ca bonds are speculative in a high degree, often in default or having other marked shortcomings. C bonds are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection
by  established  cash  flows,   superior   liquidity   support  or  demonstrated
broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of its Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   APPENDIX II
                                       1994

SOURCE                         CATEGORY                               RETURN (%)

Donoghue                       Tax-Free Funds                            2.25
Donoghue                       U.S. Treasury Funds                       3.34
Dow Jones Industrials                                                    5.03
Morgan Stanley Capital
 International EAFE Index                                                8.06
Morgan Stanley Capital
 International EAFE GDP Index                                            8.21
Libor                          Six-month Libor                           6.9375
Lipper                         Adjustable Rate Mortgage                 -2.20
Lipper                         California Municipal Bond Funds          -7.52
Lipper                         Connecticut Municipal Bond Funds         -7.04
Lipper                         Closed End Bond Funds                    -6.86
Lipper                         Florida Municipal Bond Funds             -7.76
Lipper                         General Bond Fund                        -5.98
Lipper                         General Municipal Bonds                  -6.53
Lipper                         General Short-Term Tax-Exempt Bonds      -0.28
Lipper                         Global Flexible Portfolio Funds          -3.03

Lipper                         Growth Funds                             -2.15
Lipper                         Growth & Income Funds                    -0.94
Lipper                         High Current Yield Bond Funds            -3.83

Lipper                         High Yield Municipal Bond Debt           -4.99

Lipper                         Fixed Income Funds                       -3.62
Lipper                         Insured Municipal Bond Average           -6.47
Lipper                         Intermediate Muni Bonds                  -3.53
Lipper                         Intermediate (5-10) U.S. Government Funds-3.72
Lipper                         Massachusetts Municipal Bond Funds       -6.35
Lipper                         Michigan Municipal Bond Funds            -5.89
Lipper                         Mid Cap Funds                            -2.05
Lipper                         Minnesota Municipal Bond Funds           -5.87
Lipper                         U.S. Government Money Market Funds        3.58
Lipper                         Natural Resources                        -4.20
Lipper                         New York Municipal Bond Funds            -7.54
Lipper                         North Carolina Municipal Bond Funds      -7.48
Lipper                         Ohio Municipal Bond Funds                -6.08
Lipper                         Small Company Growth Funds               -0.73
Lipper                         Specialty/Miscellaneous Funds            -2.29
Lipper                         U.S. Government Funds                    -4.63
Shearson Lehman Composite
 Goverment Index                                                        -3.37
Shearson Lehman Government/
 Corporate Index                                                        -3.51
Shearson Lehman Long-term
 Government Index                                                       -7.73
S&P 500                       S&P                                        1.32
S&P Utility Index             S&P                                       -7.94
Bond Buyer                    Bond Buyer Price Index                   -18.10
First Boston                  High Yield Index                          -0.97
Swiss Bank                    10 Year U.S. Government (Corporate Bond)  -6.39
Swiss Bank                    10 Year United Kingdom (Corporate Bond)   -5.29
Swiss Bank                    10 Year France (Corporate Bond)           -1.37
Swiss Bank                    10 Year Germany (Corporate Bond)           4.09
Swiss Bank                    10 Year Japan (Corporate Bond)             7.95
Swiss Bank                    10 Year Canada (Corporate Bond)          -14.10
Swiss Bank                    10 Year Australia (Corporate Bond)         0.52
Morgan Stanley Capital
 International                10 Year Hong Kong (Equity)               -28.90
Morgan Stanley Capital
 International                10 Year Belgium (Equity)                   9.43
Morgan Stanley Capital
 International                10 Year Spain (Equity)                    -3.93

SOURCE                        CATEGORY                           RETURN (%)

Morgan Stanley Capital
 International                10 Year Austria (Equity)             -6.05
Morgan Stanley Capital
 International                10 Year France (Equity)              -4.70
Morgan Stanley Capital
 International                10 Year Netherlands (Equity)         12.66
Morgan Stanley Capital
 International                10 Year Japan (Equity)               21.62
Morgan Stanley Capital
 International                10 Year Switzerland (Equity)          4.18
Morgan Stanley Capital
 International                10 Year United Kingdom (Equity)      -1.63
Morgan Stanley Capital
 International                10 Year Germany (Equity)              5.11
Morgan Stanley Capital
 International                10 Year Italy (Equity)               12.13
Morgan Stanley Capital
 International                10 Year Sweden (Equity)              18.80
Morgan Stanley Capital
 International                10 Year United States (Equity)        2.00
Morgan Stanley Capital
 International                10 Year Australia (Equity)            6.48
Morgan Stanley Capital
International                 10 Year Norway (Equity)              24.07
Inflation                     Consumer Price Index                  2.67
FHLB-San Francisco            11th District Cost-of-Funds Index     4.367
Federal Reserve               Six-Month Treasury Bill               6.49
Federal Reserve               One-Year Constant-Maturity
                               Treasury Rate                        7.14
Federal Reserve               Five-Year Constant-Maturity
                               Treasury Rate                        7.78

Bloomberg                     NA                                    NA
Credit Lyonnais               NA                                    NA
Lipper                        Pacific Region Funds                -12.07
Statistical Abstract
 of the U.S.                  NA                                    NA
World Economic Outlook        NA                                    NA



*in U.S. currency

Part B of Post-Effective Amendment No. 95 filed with the
Commission on December 29, 1995 (Colonial International Fund for
Growth), is incorporated herein in its entirety by reference.


PART C  OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

  (a)   Financial Statements:

        Included in Part A

        Summary of Expenses (for Colonial Growth Shares Fund, The Colonial Fund, Colonial Global Natural Resources Fund, Colonial Federal Securities Fund, Colonial Global Equity Fund, Colonial Global Utilities Fund and Colonial Strategic Balanced Fund)

        Summary of Expenses (for Colonial International Fund for
        Growth incorporated herein by reference to Part A of Post-Effective Amendment No. 95 filed with the
        Commission on December 29, 1995)

        The Fund's Financial History (for Colonial Growth Shares
        Fund, The Colonial Fund, Colonial Global Natural
        Resources Fund, Colonial Federal Securities Fund,
        Colonial Global Equity Fund, Colonial Global Utilities
        Fund and Colonial Strategic Balanced Fund)

        The Fund's Financial History (Colonial International
        Fund for Growth incorporated by reference to Part A of Post-Effective Amendment No. 95 filed with the
        Commission on December 29, 1995)

        Included in Part B

        Colonial Global Utilities Fund (CGUF)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Year ended October 31, 1995
        Statement of changes in net assets, Year ended October
        31, 1995 and
          Period ended October 31, 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

	LFC Utilites Trust (Hub of CGUF)

	Investment portfolio, October 31, 1995
	Statement of assets and liabilities, October 31, 1995
	Statement of operations, Year ended October 31, 1995
	Statement of changes in net assets, Years ended October 31,
		1995 and 1994
	Financial Highlights
	Notes to Financial Statements
	Independent Auditors' Report


        Colonial International Fund for Growth (CIFfG)
        (incorporated herein by reference to Part B of Post-
        Effective Amendment No. 95 filed with the Commission on
        December 29, 1995)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Year ended October 31, 1994
        Statement of changes in net assets, Year ended October
        31, 1995 and Period ended October 31, 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

        Colonial Growth Shares Fund (CGSF)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Year ended October 31, 1995
        Statement of changes in net assets, Years ended October
        31, 1995 and 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

        The Colonial Fund (TCF)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Year ended October 31, 1995
        Statement of changes in net assets, Years ended October
        31, 1995 and 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

        Colonial Federal Securities Fund (CFSF)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Year ended October 31, 1995
        Statement of changes in net assets, Years ended October
        31, 1995 and 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

        Colonial Global Equity Fund (CGEF)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Year ended October 31, 1995
        Statement of changes in net assets, Year ended October
        31, 1995 and 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

        Colonial Global Natural Resources Fund (CGNRF)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Year ended October 31, 1995
        Statement of changes in net assets, Years ended October
        31, 1995 and 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

        Colonial Strategic Balanced Fund (CSBF)

        Investment portfolio, October 31, 1995
        Statement of assets and liabilities, October 31, 1995
        Statement of operations, Period ended October 31, 1995
        Statement of changes in net assets, Year ended October
        31, 1995 and Period ended October 31, 1994
        Notes to Financial Statements
        Financial Highlights
        Report of Independent Accountants

  (b)   Exhibits:

  1 Amendment No. 3 to the Agreement and Declaration of Trust (3)

  2       By-Laws (3)

  2(a)    By-Laws as amended (10/9/92) (6)

  3       Not Applicable

  4       Form of Specimen of share certificate (3)

  5(a)    Form of Management Agreement (TCF) (10)

  5(b)    Form of Management Agreement (CGSF, CIFFG, CFSF,
          CGNRF, CGEF and CSBF)

  6(a) Form of Distributor's Contract with Colonial Investment Services (incorporated herein by reference to Exhibit 6(i)(b) to Post-Effective Amendment No. 22 to the Registration Statement of Colonial Trust II, Registration Nos 2-66976 and 811-3009, filed with the Commission on October 28,
          1994)

  6(b)    Form of Selling Agreement with Colonial Investment
          Services (8)

  6(c) Form of Bank and Bank Affiliated Selling Agreement (incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

  6(d)    Mutual Fund Agreement between NCNB Securities,
          Inc. and Colonial Investment Services
          (incorporated herein by reference to Exhibit 6(f)
          to Post-Effective Amendment No. 3 to the
          Registration Statement of Colonial Massachusetts
          Tax-Exempt Trust, Registration Nos. 33-12109 and
          811-5030, filed with the Commission on May 11,
          1989)

  6(e) Form of Asset Retention Agreement (incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11,
          1994)

  7       Not Applicable

  8 Proposed form of Custodian Agreement with Boston Safe Deposit and Trust Company (incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 36 to the Registration Statement of Colonial Trust IV, Registration Nos. 2-62492 and 811-2865, filed with the Commission on March 12, 1993)

  9(a) Form of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Colonial Investors Service Center, Inc. (formerly Citadel Service Company, Inc.) and Colonial Management Associates, Inc. (incorporated herein by reference to Exhibit 9(a) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

  9(b)    Pricing and Bookkeeping Agreement with Colonial
          Management Associates, Inc. (5)

  9(c) Investment Account Application (incorporated herein by reference to Prospectus)

  9(d) Form of proposed Agreement and Plan of Reorganization (incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 67 to the Registration Statement of The Colonial Fund, Registration File Nos. 2-15392 and 811-895, filed with the Commission on February 26, 1987)
          (TCF)

  9(e)    Form of proposed Agreement and Plan of
          Reorganization (CGSF) (1)

  9(f) Form of Agreement and Plan of Reorganization (TCF and CFSF) (4)

  9(g)    Form of Colonial Asset Builder Account Application
          (TCF, CGSF) (7)

  9(h)    Form of Administration Agreement between Colonial
          Trust III, with respect to CGUF, and Colonial
          Management Associates, Inc. (9)

  10      Opinion and Consent of Counsel (CGSF)(2)

  10(a) Opinion and Consent of Counsel (incorporated herein by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement of Colonial Government Securities Plus Trust, Registration File Nos. 2-87530 and 811-3895, filed with the Commission on January 6, 1984) (CFSF)

  10(b) Opinion and Consent of Counsel (incorporated herein by reference to Exhibit 10 to Post-
          Effective Amendment No. 67 to the Registration
          Statement of The Colonial Fund, Registration File
          Nos. 2-15392 and 811-895, filed with the Commission on February 26, 1987) (TCF)

  11(a)   Consent of Independent Accountants (TCF, CFSF,
          CGEF, CSBF, CGNRF and CGSF)

  11(b)   Consent of Independent Accountants (CGUF)

  11(c)   Consent of Independent Auditors (Hub of CGUF)

  11(d)   Consent of Independent Accountants (CIFFG) (11)

  12      Not Applicable

  13      Not Applicable

  14(a) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Document and Trust Agreement (incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

  14(b) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Establishment Booklet (incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

  14(c) Form of Colonial Mutual Funds Individual Retirement Account and Application (incorporated herein by reference to Exhibit 14(c) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117and 811-6529, filed with the Commission on October 11, 1994)

  14(d) Form of Colonial Mutual Funds Simplified Employee Pension Plan and Salary Reduction Simplified Employee Pension Plan (incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11,
          1994)

  14(e) Form of Colonial Mutual Funds 401(k) Plan Document and Trust Agreement (incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11,
          1994)

  14(f) Form of Colonial Mutual Funds 401(k) Plan Establishment Booklet (incorporated herein by reference to Exhibit 14(f) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11,
          1994)

  14(g) Form of Colonial Mutual Funds 401(k) Employee Reports Booklet (incorporated herein by reference to Exhibit 14(g)(a) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6589, filed with the Commission on October 11, 1994)

  15      Distribution Plan adopted pursuant to Section 12b-
          1 of the Investment Company Act of 1940, incorporated by reference to the Distributor's
          Contracts filed as Exhibit 6(a) hereto

  16(a)   Calculation of Performance Information (CGSF)

  16(b)   Calculation of Yield (CGSF)

  16(c)   Calculation of Performance Information (CFSF)

  16(d)   Calculation of Yield (CFSF)

  16(e)   Calculation of Performance Information at (TCF)

  16(f)   Calculation of Yield (TCF)

  16(g)   Calculation of Performance Information (CGEF)

  16(h)   Calculation of Yield (CGEF)

  16(i)   Calculation of Performance Information (CGNRF)

  16(j)   Calculation of Yield (CGNRF)

  16(k)   Calculation of Performance Information (CSBF)

  16(l)   Calculation of Yield (CSBF)

  16(m)   Calculation of Performance Information (CIFFG)(14)

  16(n)   Calculation of Yield (CIFFG)(14)

  16(o)   Calculation of Performance Information (CGUF)

  16(p)   Not Applicable (CGUF)

  17(a)   Financial Data Schedule (Class A)(CFSF)

  17(b)   Financial Data Schedule (Class B)(CFSF)

  17(c)   Not applicable (Class D)(CFSF)

  17(d)   Financial Data Schedule (Class A)(TCF)

  17(e)   Financial Data Schedule (Class B)(TCF)

  17(f)   Not applicable (Class D)(TCF)

  17(g)   Financial Data Schedule (Class Z)(TCF)

  17(h)   Financial Data Schedule (Class A)(CGEF)

  17(i)   Financial Data Schedule (Class B)(CGEF)

  17(j)   Financial Data Schedule (Class A)(CGNRF)

  17(k)   Financial Data Schedule (Class B)(CGNRF)

  17(l)   Financial Data Schedule (Class A)(CSBF)

  17(m)   Financial Data Schedule (Class B)(CSBF)

  17(n)   Financial Data Schedule (Class D)(CSBF)

  17(o)   Financial Data Schedule (Class A)(CIFFG)(11)

  17(p)   Financial Data Schedule (Class B)(CIFFG)(11)

  17(q)   Financial Data Schedule (Class D)(CIFFG)(11)

  17(r)   Financial Data Schedule (Class A)(CGSF)

  17(s)   Financial Data Schedule (Class B)(CGSF)

  17(t)   Financial Data Schedule (Class A)(CGUF)

  17(u)   Financial Data Schedule (Class B)(CGUF)

  17(v)   Financial Data Schedule (Class D)(CGUF)

  17(w)   Financial Data Schedule (Hub of CGUF)

  18 Power of Attorney for: Tom Bleasdale, Lora S. Collins, William D. Ireland, Jr., William E. Mayer, John A. McNeice, Jr., James L. Moody, Jr., John J. Neuhauser, George L. Shinn, Robert L. Sullivan and Sinclair Weeks, Jr. (incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 38 to the Registration Statement of Colonial Trust IV, Registration Nos. 2-62492 and 811-2865, filed with the Commission on March 11, 1994)

  18(a) Power of Attorney for: Robert J. Birnbaum, James E. Grinnell and Richard W. Lowry (incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 18 to the Registration Statement of Colonial Trust V, Registration Nos. 811-5030 and 33-12109, filed with the Commission on May 22, 1995)


  (1)     Incorporated by reference to Post-Effective Amendment
          No. 70 to Form N-1A filed on or about June 2, 1986

  (2)     Incorporated by reference to Post-Effective Amendment
          No. 71 to Form N-1A filed on or about August 27, 1986

  (3)     Incorporated by reference to Post-Effective Amendment
          No. 78 to Form N-1A filed on or about December 17,
          1991.

  (4)     Incorporated by reference to Post-Effective Amendment
          No. 79 to Form N-1A filed on or about February 11,
          1992.

  (5)     Incorporated by reference to Post-Effective Amendment
          No. 80 to Form N-1A filed on or about July 13, 1992.

  (6)     Incorporated by reference to Post-Effective Amendment
          No. 81 to Form N-1A filed on or about November 19,
          1992.

  (7)     Incorporated by reference to Post-Effective Amendment
          No. 85 to Form N-1A filed on or about July 30, 1993.

  (8)     Incorporated by reference to Post-Effective Amendment
          No. 87 to Form N-1A filed on or about February 9,
          1994.

  (9)     Incorporated by reference to Post-Effective Amendment
          No. 90 to Form N-1A filed on or about December 21,
          1994.

  (10)    Incorporated by reference to Post-Effective Amendment
          No. 94 to Form N-1A filed on or about July 28, 1995.

  (11)    Incorporated by reference to Post-Effective Amendment
          NO. 95 to Form N-1A filed on or about December 29,
          1995.


Item 25. Persons Controlled by or under Common Group Control with
            Registrant

            None

Item 26.  Number of Holders of Securities


     (1)                        (2)

                                Number of Record Holders
     Title of Class             as of January 31, 1996

     Shares of Beneficial       13,672 - Class A record holders
     Interest                    7,950 - Class B record holders
                                         (CGSF)

     Shares of Beneficial       56,193 - Class A record holders
     Interest                    3,291 - Class B record holders
                                         (CFSF)

     Shares of Beneficial       45,439 - Class A record holders
     Interest                   33,155 - Class B record holders
                                     0 - Class D record holders
                                     3 - Class Z record holders
                                         (TCF)

     Shares of Beneficial        5,393 - Class A record holders
     Interest                    2,302 - Class B record holders
                                         (CGNRF)

     Shares of Beneficial        1,489 - Class A record holders
     Interest                    6,265 - Class B record holders
                                         (CGEF)

     Shares of Beneficial        1,119 - Class A record holders
     Interest                    2,193 - Class B record holders
                                   199 - Class D record holders
                                         (CSBF)

     Shares of Beneficial        5,422 - Class A record holders
     Interest                   10,073 - Class B record holders
                                    96 - Class D record
                                         holders(CIFfG)

     Shares of Beneficial       21,345 - Class A record holders
     Interest                      101 - Class B record holders
                                     9 - Class D record holders
                                         (CGUF)

Item 27.    Indemnification

             See Article VIII of Amendment No. 3 to the Agreement
            and Declaration of Trust filed as Exhibit 1 hereto.


ITEM 28.
--------

     Registrant's investment adviser, Colonial Management Associates, Inc., is registered as an investment adviser under the Investment Advisers Act of 1940 (1940 Act). Colonial Advisory Services, Inc. (CASI), an affiliate of Colonial Management Associates, Inc., is also registered as an investment adviser under the 1940 Act. As of the end of its fiscal year, December 31, 1995, CASI had one institutional, corporate or other accounts under management or supervision, the market value of which was approximately $31.4 million. As of the end of its fiscal year, December 31, 1995, Colonial Management Associates, Inc. was the investment adviser and/or administrator to 38 mutual funds in the Colonial Group of Funds, the market value of which investment companies was approximately $16,439.3 million. Colonial Investment Services, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Colonial Group of Funds, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                 (2)          (3)                                (4)
Name and principal
business
addresses*          Affiliation
of officers and     with         Period is through 2/28/96.  Other
directors of        investment   business, profession, vocation or
investment adviser  adviser      employment connection              Affiliation
------------------  ----------   --------------------------------   -----------

Archer, Joseph A.   V.P.

Berliant, Allan     V.P.

Bertelson, Lisa     V.P.

Bertocci, Bruno     V.P.

Bissonette, Michael V.P.         Colonial Advisory Services,     V.P.
                                   Inc.

Boatman, Bonny E.   Dir.;
                    Sr.V.P.;
                    IPC Mbr.

Carnabucci,
  Dominick          V.P.

Carroll, Sheila A.  Sr.V.P.;
                    Dir.

Citrone, Frank      V.P.

Cogger, Harold W.   Dir.;Pres.;  The Colonial Group, Inc.        Dir.; Pres.;
                                                                 CEO
                    CEO;IPC Mbr. Colonial Trusts I through VII   V.P.
                    Exe. Cmte.   Colonial High Income
                                   Municipal Trust               V.P.
                                 Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Liberty Financial               Exec V.P.;
                                   Companies, Inc.               Dir.
                                 Colonial Advisory Services,     Dir. Chrm.,
                                   Inc.                          CEO & Pres.
                                 Colonial Investors Service
                                   Center, Inc.                  Dir.

Collins, Anne       V.P.

Conlin, Nancy       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.

Cordes, Susan       V.P.

Daniszewski,        V.P.         Colonial Investment Services,
 Joseph J.                         Inc.                          V.P.


DiSilva, Linda      V.P.

Ericson, Carl C.    V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          V.P.

Evans, C. Frazier   Dir.;        Colonial Investment Services,
                    Sr.V.P.        Inc.                          Sr. V.P.

Feingold, Andrea S. V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          V.P.

Finnemore,          V.P.         Colonial Advisory Services,
 Leslie W.                         Inc.                          V.P.

Gerokoulis,         V.P.         Colonial Investment Services,
 Stephen A.                        Inc.                          Sr. V.P.

Harasimowicz,       V.P.
 Stephen

Harris, David       V.P.

Hartford, Brian     V.P.

Haynie, James P.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Johnson, Gordon A.  V.P.

Koonce, Michael H.  V.P.;        Colonial Trusts I through VII   Asst. Sec.
                    Asst.        Colonial High Income
                    Sec.;          Municipal Trust               Asst. Sec.
                    Asst.        Colonial InterMarket Income
                    Clerk &        Trust I                       Asst. Sec.
                    Counsel      Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Investors Service
                                   Center, Inc.                  Asst. Clerk
                                 The Colonial Group, Inc.        Asst. Clerk
                                 Colonial Advisory Services,
                                   Inc.                          Asst. Clerk

Lennon, John E.     V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Lenzi, Sharon       V.P.

Lilienfeld,         V.P.
 Jonathan

Loring, William C.  V.P.

Lydecker, Peter L.  V.P.;        Colonial Trusts I through VII   Controller
                    Asst.        Colonial High Income
                    Treasurer      Municipal Trust               Controller
                                 Colonial InterMarket Income
                                   Trust I                       Controller
                                 Colonial Intermediate High
                                   Income Fund                   Controller
                                 Colonial Investment Grade
                                   Municipal Trust               Controller
                                 Colonial Municipal Income
                                   Trust                         Controller

MacKinnon,          Dir.;
  Donald S.         Sr.V.P.

McCue, Gerard A.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

McGregor,           Dir.;        Colonial Investment Services,   Pres.; CEO;
 Jeffrey L.         Sr.V.P.        Inc.                          Dir.

McNeice, Jr.,       Chrmn.;      Boston College                  Trustee
 John A.            Dir.;        Boston College High School      Trustee
                    Exe.         Carney Hospital Foundation      Mbr. of the
                    Cmte. Chm.;                                  Carney Fund
                                 Colonial Advisory Services,     Dir.; Chm.;
                                   Inc.                          CEO & Pres.
                                 Colonial High Income
                                   Municipal Trust               Pres.
                                 Colonial InterMarket
                                   Income I                      Pres.
                                 Colonial Intermediate High
                                   Income Fund                   Pres.
                                 Colonial Investment Grade
                                   Municipal Trust               Pres.
                                 Colonial Municipal Income
                                   Trust                         Pres.
                                 The Colonial Group, Inc.        Pres.
                                 Colonial Trusts I through VII   Pres.
                                 Nativity Preparatory School     Chm., Bd. of
                                                                 Trustees
                                 Northeastern University         Corp. Bd.
                                                                 Mbr.
                                 Wentworth Institute of          Corp. Bd.
                                   Technology                    Mbr.
                                 Board of Visitors - Peter
                                   Drucker Graduate Center       Board Member
                                 St. John's Seminary             Board Member
                                 Third Century Foundation        Trustee;
                                                                 Pres.
                                 Peter F. Drucker Foundation     Dir.
                                 United Way of Mass Bay          Board Member
                                 American Ireland Fund           Board Member
                                 Catholic Charities -
                                   Archdiocese of Boston         Board Member
                                 Liberty Financial Companies,
                                   Inc.                          Dir.

O'Neill, Charles A. Sr.V.P.;     Colonial Investment Services,
                    Dir.           Inc.                          Exec. V.P.

Peters, Helen F.    Dir.;        Colonial Advisory Services,
                    Sr.V.P.;       Inc.                          Sr. V.P.
                    IPC Mbr.


Rao, Gita           V.P.

Rie, Daniel         Sr.V.P.;     Colonial Advisory Services,
                    IPC Mbr.;      Inc.                          Sr. V.P.
                    Dir.

Scoon, Davey S.     Dir.;        Colonial Advisory Services,
                    Exe.V.P.;      Inc.                          Dir.
                    IPC Mbr.     Colonial High Income
                                   Municipal Trust               V.P.
                                 Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Colonial Trusts I through VII   V.P.
                                 Colonial Investors Service      Dir; Pres.
                                   Center, Inc.
                                 The Colonial Group, Inc.        COO; Ex. V.P.

Seibel, Sandra L.   V.P.

Shore, Janet        V.P. and     Colonial High Income
                    Compliance     Municipal Trust               Asst. Sec.
                    Offr.;       Colonial InterMarket Income
                    IPC Mbr.       Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial Investment Services,
                                   Inc.                          Asst. Clerk

Silver, Richard A.  Dir.;        Colonial Advisory Services,
                    Sr.V.P.;       Inc.                          Treasurer
                    Treasurer    Colonial High Income            Treasurer &
                    & CFO          Municipal Trust               CFO
                                 Colonial InterMarket Income     Treasurer &
                                   Trust I                       CFO
                                 Colonial Intermediate High      Treasurer &
                                   Income Fund                   CFO
                                 Colonial Investment Grade       Treasurer &
                                   Municipal Trust               CFO
                                 Colonial Municipal Income       Treasurer &
                                   Trust                         CFO
                                 Colonial Trusts I through VII   Treasurer &
                                                                 CFO
                                 Colonial Investors Service      Treasurer
                                   Center, Inc.
                                 The Colonial Group, Inc.        Treasurer &
                                                                 CFO
                                 Colonial Investment Services,   Treasurer,
                                   Inc.                          CFO & Dir.

Stern, Arthur O.    Exe.V.P.;    Colonial Advisory  Services,
                    Dir.;          Inc.                          Clerk
                    Sec.;        Colonial High Income
                    Clrk. &        Municipal Trust               Secretary
                    Gnrl.        Colonial InterMarket Income
                    Counsel;       Trust I                       Secretary
                    IPC Mbr.     Colonial Intermediate High
                                   Income Fund                   Secretary
                                 Colonial Investment Grade
                                   Municipal Trust               Secretary
                                 Colonial Municipal Income
                                   Trust                         Secretary
                                 Colonial Trusts I through VII   Secretary
                                 Colonial Investors Service
                                   Center, Inc.                  Clerk
                                 The Colonial Group, Inc.        Exec. V.P.;
                                                                 Clerk
                                 Colonial Investment Services,   Dir., Chrmn.
                                   Inc.                          Counsel; Clrk.

Waas, Robert S.     V.P.

Wallace, John       V.P.- Corp.  Colonial Advisory Services,
                    Finance and    Inc.                          Controller
                    Controller

------------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial
Center, Boston, MA 02111.



Item 28. Business and Other Connections of Investment Adviser

          (only with respect to Colonial Global Utilities Fund, which is the successor by merger to the Liberty Financial Utilities Fund (LFUF), and which invests all of its assets in the LFC Utilities Trust (Portfolio), which is managed by Stein Roe & Farnham Incorporated). The LFUF was a series of the Liberty Financial Trust
          (LFT).

Stein Roe & Farnham Incorporated (Manager), the investment manager of the Portfolio, is a wholly owned subsidiary of SteinRoe Services Inc. (SSI), which in turn is a wholly owned subsidiary of Liberty Financial Companies, Inc., which in turn is a subsidiary of Liberty Mutual Equity Corporation, which in turn is a subsidiary of Liberty Mutual Insurance Company (LMIC). The Manager acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to the Portfolio, it also acts as investment adviser to other investment companies having different investment policies.

During the past two years, neither the Manager nor any of its directors or officers, except for Kenneth R. Leibler, C. Allen Merritt, Jr. and N. Bruce Callow, have been engaged in any business, profession, vocation, or employment of a substantial nature either on their own account or in the capacity of director, officer, partner or trustee, other than as an officer or associate of the Manager. Mr. Leibler is President and Chief Operating Officer of Liberty Financial Companies, Inc.; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial Companies, Inc.; Mr. Callow was Senior Vice President of the Trust and Financial Services for The Northern Trust prior to June 1994.

Certain directors and officers of the Manager also serve and have during the past two years served in various capacities as officers, directors or trustees of SSI, the LFT or investment companies managed by the Manager, as shown below. (The listed entities, except for LFT, are all located at One South Wacker Drive, Chicago, IL 60606; the address of SteinRoe Variable Investment Trust and LFT is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, MA 02110).

                                                          Position
                        Current Position                  Formerly
                                                         Held Within
                                                            Past
                                                          Two Years
SteinRoe Services Inc.
Gary A. Anetsberger     Vice President
Timothy K. Armour       Vice President
Jilaine Hummel Bauer    Vice President; Secretary
Kenneth J. Kozanda      Vice President; Treasurer
Kenneth R. Leibler      Director
Hans P. Ziegler         Director; President; Chairman  Vice Chairman
Stephen P. Lautz        Vice President
C. Allen Merritt, Jr.   Director; Vice President

SR&F Base Trust

Gary A. Anetsberger     Sr. V.P.                       Controller
Timothy K. Armour       Pres.; Trustee
Jilaine Hummel Bauer    Executive Vice President;
                        Secretary
Ann H. Benjamin         Vice President
N. Bruce Callow         Executive Vice President
Stephen P. Lautz        Vice President
Hans P. Ziegler         Executive Vice President

Stein Roe Income Trust

Gary A. Anetsberger     Sr. V.P.                       Controller
Timothy K. Armour       President; Trustee
Jilaine Hummel Bauer    Executive Vice President;
                        Secretary
Ann H. Benjamin         Vice President
Thomas W. Butch         Vice President
N. Bruce Callow         Executive Vice President
Michael T. Kennedy      Vice President
Stephen P. Lautz        Vice President
Steven P. Luetger       Vice President
Lynn C. Maddox          Vice President
Jane M. Naeseth         Vice President
Thomas P. Sorbo         Vice President
Hans P. Ziegler         Executive Vice President
Anthony G. Zulfer, Jr.  Trustee Ementus                Trustee

Stein Roe Investment
Trust

Gary A. Anetsberger     Sr. V.P.                       Controller
Timothy K. Armour       President; Trustee
Jilaine Hummel Bauer    Executive Vice President;
                        Secretary
Thomas W. Butch         Vice President
N. Bruce Callow         Executive Vice President
Daniel K. Cantor        Vice President
Robert A. Christensen   Vice President
E. Bruce Dunn           Vice President
Erik P. Gustafson       Vice President
Alfred F. Kugel         Emeritus Trustee               Trustee
Stephen P. Lautz        Vice President
Lynn C. Maddox          Vice President
Richard B. Peterson     Vice President
Gloria J. Santella      Vice President
Thomas P. Sorbo         Vice President
Hans P. Ziegler         Executive Vice President
Bruno Bertocci          Vice President
David P. Harris         Vice President
Harvey B. Hirschhorn    Vice President

Stein Roe Municipal
Trust

Gary A. Anetsberger     Sr. V.P.                       Controller
Timothy K. Armour       President; Trustee
Jilaine Hummel Bauer    Executive Vice President;
                        Secretary
Thomas W. Butch         Vice President
N. Bruce Callow         Executive Vice President
Joanne T. Costopoulos   Vice President
Stephen P. Lautz        Vice President
Lynn C. Maddox          Vice President
M. Jane McCart          Vice President
Thomas P. Sorbo         Vice President
Shary Risting Stadler   Vice President
Hans P. Ziegler         Executive Vice President
Anthony G. Zulfer, Jr.  Trustee Emeritus               Trustee

SteinRoe Variable
 Investment Trust

Gary A. Anetsberger     Treasurer
Timothy K. Armour       Vice President
Jilaine Hummel Bauer    Vice President
Ann H. Benjamin         Vice President
Robert A. Christensen   Vice President
E. Bruce Dunn           Vice President
Eric P. Gustafson       Vice President
Harvey B. Hirschhorn    Vice President
Michael T. Kennedy      Vice President
Jane M. Naeseth         Vice President
Richard B. Peterson     Vice President

LFC Utilities Trust

Robert A. Christensen   Vice President
Gary A. Anetsberger     Vice President
Ophelia L. Barsketis    Vice President

Item 28.    Business and Other Connections of Investment Adviser

             The following sets forth business and other
            connections of each director and officer of Colonial
            Management Associates, Inc. (see next page):




Item 29   Principal Underwriter
-------   ---------------------

(a)   Colonial Investment Services, Inc. a subsidiary of Colonial
      Management Associates, Inc., Registrant's principal underwriter, also acts in the same capacity to Colonial Trust I, Colonial Trust II, Colonial Trust IV, Colonial Trust V,
      Colonial Trust VI and Colonial Trust VII:

      sponsor for Colony Growth Plans (public offering of which were discontinued June 14, 1971).

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 21.

(1)                 (2)                   (3)

Name and Principal  Position and Offices  Positions and
Business Address*   with Principal        Offices with
                    Underwriter           Registrant
------------------  -------------------   --------------

Ballou, Rich           Regional V.P.         None

Balzano, Christine R.  V.P.                  None

Barsokas, David        Regional V.P.         None

Cairns, David          Regional V.P.         None

Chrzanowski,           Regional V.P.         None
 Daniel

Clapp, Elizabeth A.    V.P.                  None

Daniszewski,           V.P.                  None
 Joseph J.

Davey, Cynthia         Sr. V.P.              None

Eckelman, Bryan        Sr. V.P.              None

Eldridge, Kenneth      Sr. V.P.              None

Emerson, Kim P.        Regional V.P.         None

Erickson, Cynthia G.   V.P.                  None

Evans, C. Frazier      Sr. V.P.              None

Feldman, David         Regional V.P.         None

Flaherty, Michael      Regional V.P.         None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Goldberg, Matthew      Regional V.P.         None

Harasimowicz,          V.P.                  None
 Stephen

Hayes, Mary            V.P.                  None
 Elizabeth

Hodgkins, Joseph       Regional V.P.         None

Howard, Craig          Sr. V.P.              None

Karagiannis,           Sr. V.P.              None
 Marilyn

Kelley, Terry M.       Regional V.P.         None

Kelson, David W.       Sr. V.P.              None

Kilkenny Ann R.        Sr. V.P.              None

Lloyd, Judith H.       Sr. V.P.              None

Mahoney, D. Scott      Sr. V.P.              None

McCabe, Joanne         Regional V.P.         None

McGregor, Jeffrey L.   Director, CEO,        None
                       President, COO

Meriwether, Jan        V.P.

Meyer, Wayne           Regional V.P.         None

Murphy, Robert F.      Sr. V.P.              None

O'Neill, Charles A.    Exec. V.P.            None

Penitsch, Marilyn L.   Regional V.P.         None

Potter, Cheryl         Regional V.P.         None

Reed, Christopher B.   Regional V.P.         None

Ross, Gary J.          Regional V.P.         None

Scott, Michael W.      Sr. V.P.              None

Silver, Richard A.     Director, Treasurer,  Treasurer, CFO
                        CFO

Sorrells,              Sr. V.P.              None
 Elizabeth

Stern, Arthur O.      Clerk and             Secretary
                      Counsel,Dir.,
                      Chairman

VanEtten, Keith H.    V.P.                  None

Villanova, Paul       Regional V.P.         None

Wallace, John         V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA
02111.



Item 30.    Location of Accounts and Records

             Registrant's accounts and records required to be
            maintained by Section 31(a) of the Investment Company
            Act of 1940 and the Rules thereunder are in the physical possession of the following:

            Registrant
             Rule 31a-1 (b) (4)
             Rule 31a-2 (a) (1)

            Colonial Management Associates, Inc.
            One Financial Center, Boston, Massachusetts 02111
                      Rule 31a-1 (b) (1), (2), (3), (5), (6),
             (7), (8), (9), (10), (11), (12)
             Rule 31a-1 (d), (f)
             Rule 31a-2 (a) (1), (2), (c), (e)

            Colonial Investment Services, Inc.
            One Financial Center, Boston, Massachusetts 02111
             Rule 31a-1 (d)
             Rule 31a-2 (c)

            Boston Safe Deposit and Trust Company
            One Boston Place, Boston, Massachusetts 02108
             Rule 31a-1 (b), (2), (3)
             Rule 31a-2 (a) (2)

            Colonial Investors Service Center, Inc.
            P. O. Box 1722, Boston, Massachusetts 02105-1722
             Rule 31a-1 (b) (2)
             Rule 31a-1 (a) (2)


Item 31.    Management Services

            See Item 5, Part A and Item 16, Part B

Item 32.    Undertakings

(a)         Not Applicable

(b)           The Registrant hereby undertakes to
              promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of
              Section 16(c) of the Investment Company Act of
              1940.

(c)           The Registrant hereby undertakes to
              furnish free of charge to each person to whom a prospectus is delivered, a copy of the applicable series' annual report to shareholders containing the information required by Item 5A of Form N-1A.

Part C of Post-Effective Amendment No. 95 filed with the

Commission on December 29, 1995 (Colonial International Fund for

Growth), is incorporated herein in its entirety by reference.

                             NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Colonial Trust III is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 96 to its Registration Statement under the Securities Act of 1933 and the Post-Effective Amendment No. 37 under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 13th day of February, 1996.


                             COLONIAL TRUST III



                           By: JOHN A. MCNEICE, JR.
                                --------------------
                               John A. McNeice, Jr.
                               President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, LFC Utilities Trust has duly caused this Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A of Colonial Trust III, insofar as it relates to the Global Utilities Fund, a series of said Trust, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on this 13th day of February, 1996.

                             LFC UTILITIES TRUST



                           By: JOHN A. MCNEICE, JR.
                                --------------------
                                 John A. McNeice, Jr.
                                 President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in their capacities as officers and Trustees of Colonial Trust III, and of LFC Utilities Trust, the master fund in Colonial Global Utilities Fund, and on the date indicated.

SIGNATURES            TITLE             DATE



JOHN A. MCNEICE, JR.  President (chief       February 13, 1996
--------------------  executive officer)
John A. McNeice, Jr.



RICHARD A. SILVER     Treasurer (principal   February 13, 1996
--------------------  financial officer)
Richard A. Silver



PETER L. LYDECKER     Controller (principal  February 13, 1996
--------------------  accounting officer)
Peter L. Lydecker



ROBERT J. BIRNBAUM
--------------------- Trustee
Robert J. Birnbaum



TOM BLEASDALE
--------------------- Trustee
Tom Bleasdale



LORA S. COLLINS
--------------------- Trustee
Lora S. Collins



JAMES E. GRINNELL
--------------------- Trustee
James E. Grinnell



WILLIAM D. IRELAND, JR.
-----------------------  Trustee
William D. Ireland, Jr.



RICHARD W. LOWRY
--------------------- Trustee
Richard W. Lowry



WILLIAM E. MAYER
--------------------- Trustee
William E. Mayer



JAMES L. MOODY, JR.
--------------------- Trustee           MICHAEL H. KOONCE
James L. Moody, Jr.                     ------------------
                                        Michael H. Koonce
                                        Attorney-in-fact
                                        For each Trustee

JOHN J. NEUHAUSER
--------------------- Trustee           February 13, 1996
John J. Neuhauser



GEORGE L. SHINN
--------------------- Trustee
George L. Shinn



ROBERT L. SULLIVAN
--------------------- Trustee
Robert L. Sullivan



SINCLAIR WEEKS, JR.
--------------------- Trustee
Sinclair Weeks, Jr.

                          EXHIBIT INDEX

Exhibit

5(b)      Form of Management Agreement (CGSF, CIFFG, CFSF,
          CGNRF, CGEF and CSBF)

11(a)     Consent of Independent Accountants (CGSF, CFSF, CGNRF,
          TCF, CGEF and CSBF)

11(b)     Consent of Independent Accountants (CGUF)

11(c)     Consent of Independent Auditors (Hub of CGUF)

16(a)     Calculation of Performance Information (CGSF)

16(b)     Calculation of Yield (CGSF)

16(c)     Calculation of Performance Information (CFSF)

16(d)     Calculation of Yield (CFSF)

16(e)     Calculation of Performance Information at (TCF)

16(f)     Calculation of Yield (TCF)

16(g)     Calculation of Performance Information (CGEF)

16(h)     Calculation of Yield (CGEF)

16(i)     Calculation of Performance Information (CGNRF)

16(j)     Calculation of Yield (CGNRF)

16(k)     Calculation of Performance Information (CSBF)

16(l)     Calculation of Yield (CSBF)

16(m)     Calculation of Performance Information (CGUF)


17(a)     Financial Data Schedule (Class A)(CFSF)

17(b)     Financial Data Schedule (Class B)(CFSF)

17(d)     Financial Data Schedule (Class A)(TCF)

17(e)     Financial Data Schedule (Class B)(TCF)

17(g)     Financial Data Schedule (Class Z)(TCF)

17(h)     Financial Data Schedule (Class A)(CGEF)

17(i)     Financial Data Schedule (Class B)(CGEF)

17(j)     Financial Data Schedule (Class A)(CGNRF)

17(k)     Financial Data Schedule (Class B)(CGNRF)

17(l)     Financial Data Schedule (Class A)(CSBF)

17(m)     Financial Data Schedule (Class B)(CSBF)

17(n)     Financial Data Schedule (Class D)(CSBF)

17(r)     Financial Data Schedule(Class A)(CGSF)

17(s)     Financial Data Schedule(Class B)(CGSF)

17(t)     Financial Data Schedule (Class A)(CGUF)

17(u)     Financial Data Schedule (Class B)(CGUF)

17(v)     Financial Data Schedule (Class D)(CGUF)

17(w)     Financial Data Schedule (Hub of CGUF)